Registration No. 333-80991

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT

Under

The Securities Act of 1933

Post-Effective Amendment No. 13

REGISTRATION STATEMENT

Under

The Investment Company Act of 1940

Amendment No. 43

C.M. Multi-Account A

(Exact Name of Registrant)

C.M. Life Insurance Company

(Name of Depositor)

100 Bright Meadow Boulevard, Enfield, CT 06082

(Address of Depositor’s Principal Executive Offices)

Depositor’s Telephone Number, including Area Code 860-562-1000

Name and Address of Agent for Service

John E. Deitelbaum

Vice President

C.M. Life Insurance Company

100 Bright Meadow Boulevard

Enfield, Connecticut 06082

Approximate Date of Proposed Public Offering:    Continuous.

It is proposed that this filing will become effective

☐	immediately upon filing pursuant to paragraph (b) of Rule 485

☒	on May 1, 2009 pursuant to paragraph (b) of Rule 485

☐	60 days after filing pursuant to paragraph (a) of Rule 485

☐	on (date) pursuant to paragraph (a) of the Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

CROSS REFERENCE TO ITEMS

REQUIRED BY FORM N-4

N-4 Item	Caption in Prospectus
1	Cover Page
2	Definitions
3	Table of Fees and Expenses
4	Condensed Financial Information
5	The Company; Investment Choices
6	Expenses; Distribution
7	Ownership; Purchasing a Contract; Voting Rights; Contract Value; Cover Page
8	The Income Phase
9	Death Benefit
10	Contract Value; Distribution
11	Right to Cancel Your Contract; Suspension of Payments or Transfers; Withdrawals
12	Taxes
13	Legal Proceedings
14	Additional Information

Caption in Statement of Additional Information
15	Cover Page
16	Table of Contents
17	Company
18	Experts; Distribution; Custodian
19	Purchase of Securities Being Offered
20	Distribution
21	Not Applicable
22	Annuity Payments
23	Financial Statements

2

PART A

INFORMATION REQUIRED IN A PROSPECTUS

C.M. Life Insurance Company

C.M. Multi-Account A

Panorama Passage® Variable Annuity

This prospectus describes the Panorama Passage contract offered by C.M. Life Insurance Company. The contract may not be available in all states. This contract is an individual or group variable deferred annuity contract with flexible purchase payments, depending on the state where we issue the contract. It provides for accumulation of contract value and annuity payments on a fixed and/or variable basis.

You, the contract owner, have a number of investment choices in this contract. Subject to state availability, these investment choices include certain fixed account options as well as the following funds which are offered through our separate account, C.M. Multi-Account A.

AIM Variable Insurance Funds

•	AIM V.I. Financial Services Fund
•	AIM V.I. Global Health Care Fund
•	AIM V.I. Technology Fund

Fidelity® Variable Insurance Products

•	Fidelity® VIP Contrafund® Portfolio

ING Investors Trust

•	ING Clarion Global Real Estate Portfolio

MML Series Investment Fund

•	MML Aggressive Allocation Fund
•	MML Asset Allocation Fund
•	MML Balanced Allocation Fund
•	MML Blue Chip Growth Fund
•	MML Concentrated Growth Fund
•	MML Conservative Allocation Fund
•	MML Emerging Growth Fund
•	MML Equity Income Fund
•	MML Equity Index Fund
•	MML Foreign Fund
•	MML Global Fund
•	MML Growth Allocation Fund
•	MML Growth & Income Fund
•	MML Income & Growth Fund
•	MML Large Cap Growth Fund
•	MML Large Cap Value Fund
•	MML Mid Cap Growth Fund
•	MML Mid Cap Value Fund
•	MML Moderate Allocation Fund
•	MML NASDAQ-100® Fund[1]
•	MML Small Cap Growth Equity Fund
•	MML Small Cap Index Fund
•	MML Small/Mid Cap Value Fund

MML Series Investment Fund II

•	MML Blend Fund
•	MML Enhanced Index Core Equity Fund
•	MML Equity Fund
•	MML Inflation-Protected and Income Fund
•	MML Managed Bond Fund
•	MML Money Market Fund
•	MML Small Cap Equity Fund

Oppenheimer Variable Account Funds

•	Oppenheimer Balanced Fund/VA**
•	Oppenheimer Capital Appreciation Fund/VA
•	Oppenheimer Global Securities Fund/VA
•	Oppenheimer High Income Fund/VA**
•	Oppenheimer Main Street Fund®/VA
•	Oppenheimer MidCap Fund/VA
•	Oppenheimer Money Fund/VA*
•	Oppenheimer Strategic Bond Fund/VA

Panorama Series Fund, Inc.

•	Oppenheimer International Growth Fund/VA
•	Panorama Growth Portfolio
•	Panorama Total Return Portfolio

PIMCO Variable Insurance Trust

•	PIMCO VIT CommodityRealReturn Strategy Portfolio

*	Unavailable in contracts issued on or after January 19, 2008.
**	Unavailable in contracts issued on or after May 1, 2009. For contracts issued prior to May 1, 2009, you may not allocate any new money to this fund via purchase payments or transfers.
[1]

NASDAQ®, NASDAQ-100® and NASDAQ-100 Index® are trademarks of The NASDAQ Stock Market, Inc. (together with its affiliates, “NASDAQ”) and are licensed for use by the Fund. The Fund has not been passed on by NASDAQ as to its legality or suitability. The Fund is not issued, endorsed, sold or promoted by NASDAQ. NASDAQ MAKES NO WARRANTIES AND BEARS NO LIABILITY WITH RESPECT TO THE FUND.

Please read this prospectus before investing. You should keep it for future reference. It contains important information about the Panorama Passage Variable Annuity.

To learn more about the Panorama Passage contract, you can obtain a copy of the Statement of Additional Information (SAI), dated May 1, 2009. We filed the SAI with the Securities and Exchange Commission (SEC) and it is legally a part of this prospectus. The SEC maintains a Web site (http://www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding companies that file electronically with the SEC. The Table of Contents of the SAI is on page 49 of this prospectus. For a free copy of the SAI, or for general inquiries, call our Retirement Income Service Center at (800) 272-2216 or write to our Retirement Income Service Center using the following address: MassMutual Financial Group, Annuity Service Center HUB, P.O. Box 9067, Springfield, MA 01102-9067. (Overnight Mail Address: MassMutual Financial Group, Annuity Service Center HUB, W058, 1295 State Street, Springfield, MA 01111-0111)

The contract:

•	is not a bank or credit union deposit or obligation.
•	is not FDIC or NCUA insured.
•	is not insured by any federal government agency.
•	is not guaranteed by any bank or credit union.
•	may go down in value.

The SEC has not approved the contract or determined that this prospectus is accurate or complete. Any representation that it has is a criminal offense.

May 1, 2009

Index of Special Terms

We have tried to make this prospectus as readable and understandable for you as possible. By the very nature of the contract, however, certain technical words or terms are unavoidable. We have identified the following as some of these words or terms. The page that is indicated here is where we believe you will find the best explanation for the word or term.

Page

Accumulation Phase	4

Accumulation Unit	24

Annuitant	13

Annuity Date	32

Annuity Options	34

Annuity Payments	32

Annuity Unit Value	33

Contract Anniversary	37

Income Phase	32

Non-Qualified	42

Purchase Payment	14

Qualified	42

Retirement Income Service Center	4

Separate Account	17

Tax Deferral	5

Contacting the Company

How to Contact Us.  You may contact us by calling your registered representative or our Retirement Income Service Center at (800) 272-2216 Monday through Friday between 8 a.m. and 8 p.m. Eastern Time. You may also e-mail us by visiting www.massmutual.com/annuities. Additionally, you may write to our Retirement Income Service Center using the following address: MassMutual Financial Group, Annuity Service Center HUB, P.O. Box 9067, Springfield, MA 01102-9067 or to our overnight mail address at MassMutual Financial Group, Annuity Service Center HUB, W058, 1295 State Street, Springfield, MA 01111-0111.

Sending Forms and Written Requests in Good Order.  From time to time you may want to submit a written request for a withdrawal, a change of beneficiary, or some other action. We can only act upon your request if we receive it in “good order.” Contact our Retirement Income Service Center to learn what information we require for your request to be in “good order.” Generally, your request must include the information and/or documentation we need to complete the action without using our own discretion to carry it out. Additionally, some actions may require that you submit your request on our form.

Overview

The following is intended as a summary. Please read each section of this prospectus for additional detail.

This annuity is a contract between “you,” the owner and “us,” C. M. Life Insurance Company. The contract is intended for retirement savings or other long-term investment purposes. We do not assess a sales charge when you make a purchase payment or if you withdraw any part of your contract value.

In exchange for your purchase payments, we agree to pay you an income when you choose to receive it. You select the income period beginning on a date you designate. According to your contract, this date must be at least 5 years from when you purchase the contract. However, we currently allow you to select a date that is at least 30 days from when you purchase the contract.

The contract, like all deferred annuity contracts, has two phases – the accumulation phase and the income phase. Your contract is in the accumulation phase until you decide to begin receiving annuity payments. During the accumulation phase we provide a death benefit. You can choose from three death benefit choices. Once you begin receiving annuity payments, your contract enters the income phase.

Contract Type.  The contract described in this prospectus is an individual or group variable deferred annuity contract with flexible purchase payments, depending on the state where we issue the contract. The contract provides for accumulation of contract value and annuity payments on a fixed and/or variable basis.

The Prospectus and the Contract.  This prospectus describes general provisions of the contract, but is not intended to address all details of the contract. Where the prospectus and contract differ, the contract will control. You should read your contract for more information about its terms and conditions. Your contract may include state specific requirements which are not described in this prospectus. Each contract is subject to the law of the state in which the contract is issued. Some of the terms of your contract may differ from the terms of the contract delivered in another state because of state-specific legal requirements. Some of the subject matters in which there may be state-specific contract provisions include:

•	the availability of certain investment choices;

•	certain contract features;

•	free look rights;

•	premium taxes; and

•	fund transfer rights.

If you would like information regarding state-specific contract provisions, you should contact your registered representative or call our Retirement Income Service Center at the number shown on page 1 of this prospectus.

Annuity Options.  We make annuity payments based on the annuity option you elect. When you elect an annuity option you also elect among a number of features, including but not limited to: duration, number of payees, payments to beneficiaries, and whether payments will be variable and/or fixed payments. See “The Income Phase.”

Investment Choices.  The contract is called a variable annuity because you can choose to allocate your purchase payments among various funds. Subject to state availability, your investment choices include over forty funds and certain fixed accounts. The amount of money you are able to accumulate in your contract during the accumulation phase depends upon the amount of your purchase payments, the investment performance of the funds you select and the interest we credit to any amounts you invest in the fixed accounts. See “Investment Choices.”

Withdrawals.  Subject to certain restrictions, you may periodically make partial withdrawals of your contract value. If you make a full withdrawal of your contract value, all your rights under the contract will be terminated. Income taxes and tax penalties may apply to any withdrawal you request. See “Withdrawals” and “Taxes.”

Transfers.  Subject to certain restrictions, you may periodically transfer contract value among available investment choices. See “Transfers and Transfer Programs.”

Death Benefit.  A beneficiary may receive a benefit in the event of your death prior to the income phase. Once the income phase commences, payments upon death may be available to beneficiaries depending on the annuity option elected. See “Death Benefit” and “Income Phase.”

Fees.  Your contract value will be subject to certain fees. These charges will be reflected in your contract value and may be reflected in any annuity payments you choose to receive from the contract. See “Expenses” and “Table of Fees and Expenses.”

Taxation.  The Internal Revenue Code of 1986, as amended, has certain rules that apply to the contract. These tax treatments apply to earnings from the contract, withdrawals, death benefits and annuity options. See “Taxes.”

Tax Deferral.  You are generally not taxed on contract earnings until you take money from your contract. This is known as tax deferral. Tax deferral is automatically provided by tax-qualified retirement plans. There is no additional tax deferral provided when a variable annuity contract is used to fund a tax-qualified retirement plan. Investors should consider buying a variable annuity to fund a qualified plan for the annuity’s additional features such as lifetime income payments and death benefit protection.

Group Contracts.  We may issue the contract as an individual or group variable annuity. In those states where we issue a group contract, we issue certificates to individuals, and these individuals are considered participants. The certificate is subject to the terms of the group contract under which we issue the certificate. You may become a participant under the group contract by completing an application and forwarding an initial purchase payment to us. The certificate we issue indicates the participant’s rights and benefits under the group contract. Terms of the group contract are controlling.

The participant, as an owner, may exercise all rights and benefits of the certificate without the consent of the group contract owner. Unless we state otherwise, the owner of a certificate under a group contract and the owner of an individual contract have the same rights and benefits. As a result, the term “contract” means either an individual Panorama Passage deferred variable annuity or a certificate issued under the group Panorama Passage deferred variable annuity.

Right to Cancel Your Contract.  You have a right to examine your contract. If you change your mind about owning your contract, you can generally cancel it within 10 calendar days after receiving it. However, this time period may vary by state. See “Right to Cancel Your Contract.”

Table of Fees and Expenses

The following tables describe the fees and expenses you pay when buying, owning, and surrendering the contract. In addition to the fees and expenses shown below, state premium taxes may also apply.

I.  The first table describes the fees and expenses you pay when you transfer the contract value between investment choices. Please note that this contract does not assess a sales load on purchase payments or assess a contingent deferred sales charge or surrender fees when you withdraw contract value.

Contract Owner Transaction Expenses

Transfer Fee	Current	Maximum
During the Accumulation Phase	12 free transfers per calendar year, thereafter, the lesser of $20 or 2% of the amount transferred.*	12 free transfers per calendar year, thereafter, the lesser of $20 or 2% of the amount transferred.*

*	Currently, any transfers made using the Dollar Cost Averaging Program, the Automatic Rebalancing Program, the DCA Fixed Accounts or the Interest Sweep Option, are not subject to the assessment of a transfer fee, and therefore, do not count toward your 12 free transfers every calendar year.

II.  The next table describes fees and expenses you will pay periodically during the time you own the contract, not including fees and expenses deducted by the funds you select.

Periodic Contract Charges

	Current	Maximum
Annual Contract Maintenance Charge	$40 per contract year*	$60 per contract year

*	Currently, we waive this charge if your contract value is $100,000 or more when we are to assess the charge.

Separate Account Annual Expenses

(as a percentage of average account value in the separate account. The following charges do not apply to amounts in the fixed accounts.)

For Contracts Issued on or after May 1, 2003

Mortality and Expense Risk Charge
	Current	Maximum

Contract Years 1 through 10	1.50%	1.50%

Contract Years 11+	1.35%	1.35%

Administrative Charge	0.15%	0.25%

Total Separate Account Annual Expenses

Contract Years 1 through 10	1.65%	1.75%

Contract Years 11+	1.50%	1.60%

For Contracts Issued Prior to May 1, 2003

Mortality and Expense Risk Charge
	Current	Maximum

Contract Years 1 through 10	1.34%	1.50%

Contract Years 11+	1.09%	1.35%

Administrative Charge	0.15%	0.25%

Total Separate Account Annual Expenses

Contract Years 1 through 10	1.49%	1.75%

Contract Years 11+	1.24%	1.60%

Additional Owner Expenses for Elected Options

(deducted quarterly as a percentage on an annual basis of daily value of your assets in your investment choices.)

For an additional charge you can elect one of the following death benefit features as a replacement for the basic death benefit which you automatically receive when you purchase the Panorama Passage contract:

	Current Charge	Maximum
Reset Death Benefit	0.10%	0.20%

Ratchet Death Benefit	0.25%	0.35% if you were age 60 or less when issued the contract; 0.50% if you were age 61 through 70 when issued the contract; 0.70% if you were age 71 or older when issued the contract

Annual Fund Operating Expenses

While you own the contract, if your assets are invested in any of the subaccounts, you will be subject to the fees and expenses charged by the fund in which that subaccount invests. The first table shows the minimum and maximum total operating expenses charged by any of the funds, expressed as a percentage of average net assets, for the year ended December 31, 2008. More detail concerning each fund’s fees and expenses that you may pay periodically during the time that you own the contract, is contained in the second table below and each fund prospectus.

Charge	Minimum	Maximum
Total Annual Fund Operating Expenses that are deducted from fund assets, including management fees, distribution, and/or 12b-1 fees, and other expenses.	0.44%	1.58%

The following table provides more specific information about the total fund operating expenses of each fund. The fees and expenses reflected in this table are expressed as a percentage of average net assets for the year ended December 31, 2008.

Investment Management Fees and Other Expenses

Fund	Management Fees	Other Expenses	12b-1 Fees	Acquired Fund Fees and Expenses		Total Annual Fund Operating Expenses
AIM V.I. Financial Services Fund (Series I)	0.75%	0.48%	—	0.01%	[1]	1.24%	[2],3
AIM V.I. Global Health Care Fund (Series I)	0.75%	0.38%	—	0.01%	[1]	1.14%	[2,3]
AIM V.I. Technology Fund (Series I)	0.75%	0.41%	—	0.01%	[1]	1.17%	[2],3
Fidelity® VIP Contrafund® Portfolio (Initial Class)	0.56%	0.10%	—	—		0.66%	[4]
ING Clarion Global Real Estate Portfolio (Class S)	0.79%	0.18%	0.25%	—		1.22%	[5]
MML Aggressive Allocation Fund (Initial Class)	0.10%	0.30%	—	0.80%	[11]	1.20%	[6]
MML Asset Allocation Fund (Initial Class)	0.55%	0.07%	—	0.01%	[11]	0.63%
MML Balanced Allocation Fund (Initial Class)	0.10%	0.10%	—	0.66%	[11]	0.86%	[6]
MML Blend Fund (Initial Class)	0.41%	0.06%	—	0.01%	[11]	0.48%
MML Blue Chip Growth Fund (Initial Class)	0.75%	0.10%	—	—		0.85%
MML Concentrated Growth Fund (Class II)	0.60%	0.22%	—	—		0.82%
MML Conservative Allocation Fund (Initial Class)	0.10%	0.17%	—	0.63%	[11]	0.90%	[6]
MML Emerging Growth Fund (Initial Class)	1.05%	0.53%	—	—		1.58%	[9]
MML Enhanced Index Core Equity Fund (Initial Class)	0.55%	0.25%	—	—		0.80%
MML Equity Fund (Initial Class)	0.40%	0.04%	—	—		0.44%
MML Equity Income Fund (Initial Class)	0.75%	0.05%	—	—		0.80%
MML Equity Index Fund (Class I)	0.10%	0.36%	—	—		0.46%	[10]
MML Foreign Fund (Initial Class)	0.89%	0.11%	—	—		1.00%
MML Global Fund (Class II)	0.60%	0.57%	—	—		1.17%	[8]
MML Growth Allocation Fund (Initial Class)	0.10%	0.03%	—	0.74%	[11]	0.87%	[6]
MML Growth & Income Fund (Initial Class)	0.50%	0.06%	—	0.02%	[11]	0.58%
MML Income & Growth Fund (Initial Class)	0.65%	0.09%	—	—		0.74%
MML Inflation-Protected and Income Fund (Initial Class)	0.55%	0.05%	—	—		0.60%
MML Large Cap Growth Fund (Initial Class)	0.65%	0.13%	—	—		0.78%

Fund	Management Fees	Other Expenses		12b-1 Fees	Acquired Fund Fees and Expenses		Total Annual Fund Operating Expenses
MML Large Cap Value Fund (Initial Class)	0.77%	0.07%		—	—		0.84%
MML Managed Bond Fund (Initial Class)	0.43%	0.02%		—	—		0.45%
MML Mid Cap Growth Fund (Initial Class)	0.77%	0.06%		—	—		0.83%
MML Mid Cap Value Fund (Initial Class)	0.84%	0.06%		—	0.01%	[11]	0.91%
MML Moderate Allocation Fund (Initial Class)	0.10%	0.04%		—	0.70%	[11]	0.84%	[6]
MML Money Market Fund (Initial Class)	0.49%	0.06%		—	—		0.55%	[7]
MML NASDAQ-100® Fund (Initial Class)	0.45%	0.78%		—	—		1.23%	[9]
MML Small Cap Equity Fund (Initial Class)	0.65%	0.28%		—	—		0.93%
MML Small Cap Growth Equity Fund (Initial Class)	1.07%	0.09%		—	—		1.16%
MML Small Cap Index Fund (Initial Class)	0.35%	0.19%		—	—		0.54%
MML Small/Mid Cap Value Fund (Initial Class)	0.75%	0.06%		—	0.02%	[11]	0.83%
Oppenheimer Balanced Fund/VA (Non-Service Shares)**	0.73%	0.03%	[13]	—	—		0.76%	[14,23]
Oppenheimer Capital Appreciation Fund/VA (Non-Service Shares)	0.65%	0.01%	[12]	—	—		0.66%
Oppenheimer Global Securities Fund/VA (Non-Service Shares)	0.63%	0.02%	[12]	—	—		0.65%
Oppenheimer High Income Fund/VA (Non-Service Shares)**	0.74%	0.06%	[12]	—	—		0.80%	[16,23]
Oppenheimer International Growth Fund/VA (Non-Service Shares)	0.97%	0.04%	[12]	—	0.01%	[17]	1.02%	[18]
Oppenheimer Main Street Fund®/VA (Non-Service Shares)	0.64%	0.02%	[12]	—	—		0.66%
Oppenheimer MidCap Fund/VA (Non-Service Shares)	0.70%	0.01%	[12]	—	—		0.71%	[19,23]
Oppenheimer Money Fund/VA (Non-Service Shares)*	0.45%	0.05%	[13]	—	—		0.50%	[20]
Oppenheimer Strategic Bond Fund/VA (Non-Service Shares)	0.55%	0.04%	[12]	—	0.01%	[21]	0.60%	[22]
Panorama Growth Portfolio (Non-Service Shares)	0.63%	0.08%	[12]	—	—		0.71%
Panorama Total Return Portfolio (Non-Service Shares)	0.63%	0.05%	[13]	—	—		0.68%	[23]
PIMCO VIT CommodityRealReturn Strategy Portfolio (Advisor Class)	0.74%	0.17%		0.25%	0.09%		1.25%	[15]

* Unavailable in contracts issued on or after January 19, 2008.

**	Unavailable in contracts issued on or after May 1, 2009. For contracts issued prior to May 1, 2009, you may not allocate any new money to this fund via purchase payments or transfers.

1. Acquired Fund Fees and Expenses are not fees or expenses incurred by the fund directly but are expenses of the investment companies in which the fund invests. You incur these fees and expenses indirectly through the valuation of the fund’s investment in those investment companies. As a result, the Net Annual Fund Operating Expenses listed above may exceed the expense limit numbers. The impact of the acquired fund fees and expense are included in the total returns of the Fund.

2. The Fund’s advisor has contractually agreed, through at least April 30, 2010, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees Invesco Aim receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds. Fee Waiver reflects this agreement.

3. The Fund’s advisor has contractually agreed, through at least April 30, 2010, to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Fund Operating Expenses of Series I shares to 1.30% of average daily net assets.

4. A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund’s expenses. In addition, through arrangements with the fund’s custodian, credits realized as a result of uninvested cash balances are used to reduce the fund’s custodian expenses. Including these reductions, the total class operating expenses would have been 0.65%. These offsets may be discontinued at any time.

5. The advisor has entered into a written expense limitation agreement with the portfolio under which it will limit expenses of the portfolio to 1.15%, excluding interest, taxes, brokerage, extraordinary expenses and acquired fund fees and expenses, subject to possible recoupment by the advisor within three years. The expense limit will continue through at least May 1, 2011. The expense limitation agreement is contractual and shall renew automatically for one-year terms unless the advisor provides written notice of the termination of the expense limitation agreement within 90 days of the then-current term or upon termination of the investment management agreement.

6. MassMutual has contractually agreed to cap the fees and expenses of the Funds (other than extraordinary litigation and legal expenses, or other nonrecurring or unusual expenses), excluding Acquired Fund Fees and Expenses, through May 2, 2010, to the extent that Other Expenses would otherwise exceed 0.10%. The agreement cannot be terminated unilaterally by MassMutual. The expenses shown for the Funds do not reflect this cap. If this table did reflect the cap, the Total Annual Fund Operating Expenses would be: 1.00% for MML Aggressive Allocation Fund; and 0.83% for MML Conservative Allocation Fund. MML Balanced Allocation Fund, MML Growth Allocation Fund and MML Moderate Allocation Fund were not impacted by the cap.

7. MassMutual has agreed to voluntarily waive some or all of its management fees in an attempt to allow the Fund to maintain a 1-day yield of at least approximately 0.00%. MassMutual may amend or discontinue this waiver at any time without advance notice.

8. MassMutual has contractually agreed to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expenses) through May 2, 2010. The agreement cannot be terminated unilaterally by MassMutual. The expenses shown for the Fund do not reflect this cap. If this table did reflect the cap, the Total Annual Fund Operating Expenses would be 0.80% for MML Global Fund (Class II).

9. MassMutual has contractually agreed to bear expenses of the Funds (other than the management fees, interest, taxes, brokerage commissions, extraordinary litigation and legal expenses, or other non-recurring or unusual expenses) in excess of 0.11% of the average daily net asset values of the MML NASDAQ-100® Fund and 0.20% of the average daily net asset values of the MML Emerging Growth Fund through May 2, 2010. Such agreements cannot be terminated unilaterally by MassMutual. The expenses shown for the Funds do not include this reimbursement. If this table did reflect these reimbursements, the Total Annual Fund Operating Expenses would be: 0.56% for MML NASDAQ-100® Fund; and 1.25% for MML Emerging Growth Fund.

10. MassMutual has contractually agreed to bear the expenses (other than the management and administrative fees, interest, taxes, brokerage commissions, extraordinary litigation and legal expenses, or other non-recurring or unusual expenses), excluding Acquired Fund fees and expenses, in excess of 0.05% of the average daily net asset values through May 2, 2010. Such agreement cannot be terminated unilaterally by MassMutual. While certain expenses were reimbursed, the amounts were immaterial so that if this table did reflect these reimbursements, there would be no change to the Fund’s Total Annual Fund Operating Expenses.

11. Acquired Fund Fees and Expenses represent approximate expenses borne indirectly by the Fund in its most recent fiscal year through investments in other pooled investment vehicles. The amount of Acquired Fund Fees and Expenses may change in the coming year due to a number of factors including, among others, a change in allocation of the Fund’s investments among other pooled investment vehicles.

12. The “Other Expenses” in the table are based on, among other things, the fees the Fund would have paid if the transfer agent had not waived a portion of its fee under a voluntary undertaking to the Fund to limit these fees to 0.35% of average daily net assets per fiscal year for all classes. That undertaking may be amended or withdrawn at any time. For the Fund’s fiscal year ended December 31, 2008, the transfer agent fees did not exceed the expense limitation described above. The Fund also receives certain credits from the Fund’s custodian that, during the fiscal year, reduced its custodial expenses for all share classes by less than 0.01% of average daily net assets.

13. The “Other Expenses” in the table are based on, among other things, the fees the Fund would have paid if the transfer agent had not waived a portion of its fee under a voluntary undertaking to the Fund to limit these fees to 0.35% of average daily net assets per fiscal year for all classes. That undertaking may be amended or withdrawn at any time. For the Fund’s fiscal year ended December 31, 2008, the transfer agent fees did not exceed the expense limitation described above.

14. Effective September 1, 2007 the Manager voluntarily agreed to waive a portion of the advisory fee and/or reimburse certain expenses so “Total Annual Operating Expenses” of the Fund will not exceed 0.67% of average annual net assets for Non-Service Shares. After the waiver “Total Annual Operating Expenses” were 0.67% for Non-Service Shares. This voluntary waiver and/or reimbursement may be withdrawn at any time.

15. The Subsidiary has entered into a separate contract with PIMCO for the Management of the Subsidiary’s portfolio pursuant to which the Subsidiary pays PIMCO management fee at the annual rates of 0.69% of its net assets. PIMCO has contractually agreed to waive the management fee and the administration fee it received from the Portfolio in an amount equal to the management fee paid to PIMCO by the Subsidiary. This waiver may not be terminated by PIMCO and will remain in effect as long as PIMCO’s contract with the Subsidiary is in place.

16. Effective September 1, 2008 through August 31, 2009 (the “waiver period”), the Manager has voluntarily agreed to reduce its advisory fee rate by 0.10% of the Fund’s average daily net assets if the Fund’s trailing one-year total return performance is in the fifth quintile of the Fund’s Lipper peer group and by 0.05% of the Fund’s average daily net assets if the Fund’s trailing one-year total return performance is in the fourth quintile of the Fund’s Lipper peer group as of August 31, 2008. However, if the Fund’s trailing one-year total return performance, as measured at the end of any calendar quarter during the waiver period, improves from the fifth quintile to the fourth quintile, the advisory fee waiver for subsequent quarters during the waiver period will be reduced only by an annualized rate of 0.05% of the Fund’s average daily net assets, and if the Fund’s trailing one-year total return performance at the end of any calendar quarter during the waiver period improves to the third or higher quintile of the Fund’s Lipper peer group, the advisory fee reduction will be terminated effective the following business day. The advisory fee reduction is a voluntary undertaking and may be terminated by the Manager at any time. After all of the above waivers and credits, the actual “Total Annual Operating Expenses”, as a percentage of average daily net assets were 0.78%.

17. “Acquired Fund Fees and Expenses” include fees and expenses incurred indirectly by the Fund with respect to the Fund’s investment in Oppenheimer Institutional Money Market Fund. The calculation of the “Acquired Fund Fees and Expenses” is based on the total annual expense ratios of the fund, without giving effect to any fee waivers or reimbursements. Any material change in the Fund’s allocations to Acquired Funds might increase or decrease those expenses.

18. The Manager will voluntarily waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in Oppenheimer Institutional Money Market Fund. After all of the above waivers and credits, the actual “Total Annual Operating Expenses” excluding acquired fund fees and expenses, as a percentage of average daily net assets were 1.00%.

19. Effective September 1, 2008 through August 31, 2009 (the “waiver period”), the Manager has voluntarily agreed to reduce its advisory fee rate by 0.10% of the Fund’s average daily net assets if the Fund’s trailing one-year total return performance is in the fourth or fifth quintile of the Fund’s Lipper peer group as of August 31, 2008. However, if the Fund’s trailing one-year total return performance, as measured at the end of any calendar quarter during the waiver period, improves to the third or higher quintile of the Fund’s Lipper peer group, the advisory fee reduction will be terminated effective the following business day. The advisory fee reduction is a voluntary undertaking and may be terminated by the Manager at any time. After all of the above waivers and credits, the actual “Total Annual Operating Expenses,” as a percentage of average daily net assets were 0.68%.

20. The Manager has voluntarily undertaken to waive fees to the extent necessary to assist the Fund in attempting to maintain a positive yield. There is no guarantee that the Fund will maintain a positive yield. That undertaking may be amended or withdrawn at any time. For the Fund’s fiscal year ended December 31, 2008, the Manager did not waive any fees to the extent necessary to assist the Fund in attempting to maintain a positive yield.

21. “Acquired Fund Fees and Expenses” include fees and expenses incurred indirectly by the Fund with respect to the Fund’s investments in Oppenheimer Institutional Money Market Fund, Oppenheimer Master Loan Fund, LLC, and Oppenheimer Master Event-Linked Bond Fund, LLC. The calculation of the “Acquired Fund Fees and Expenses” is based on the total annual expense ratios of those funds, without giving effect to any fee waivers or reimbursements. Any material change in the Fund’s allocations to Acquired Funds might increase or decrease those expenses.

22. The Manager will voluntarily waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in Oppenheimer Institutional Money Market Fund, Oppenheimer Master Loan Fund, LLC, and Oppenheimer Master Event-Linked Bond Fund, LLC. After all of the above waivers and credits, the actual “Total Annual Operating Expenses” excluding acquired fund fees and expenses, as a percentage of average daily net assets were 0.57%.

23. Effective 4/1/09 through 3/31/10, the Manager agrees to voluntarily waive the advisory fee by a percentage of the Fund’s average daily net assets. This voluntary waiver will be applied after all other waivers and/or reimbursements and may be withdrawn at any time. The percentage is 0.08% for Oppenheimer Balanced Fund/VA; 0.26% for Oppenheimer High Income Fund/VA; 0.09% for Panorama Total Return Portfolio and Oppenheimer MidCap Fund/VA.

(See the fund prospectuses for more information.)

Examples

These Examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, contract fees, separate account annual expenses, and fund fees and expenses.

Example Using Maximum Expenses

This Example assumes that you either withdraw all your contract value at the end of each year shown, do not withdraw any of your contract value at the end of each year shown, or that you decide to begin the income phase at the end of each year shown. (Currently, the income phase is not available until 30 calendar days after we issued your contract.) The Example also assumes:

•	that you purchased the contract on or after May 1, 2003,
•	that you invest $10,000 in the contract for the time periods indicated,
•	that you allocate it to a subaccount that has a 5% return each year,
•

that you selected one of two subaccounts 1) the one that invests in the fund with the maximum total operating expenses, or 2) the one that invests in the fund with the minimum total operating expenses,

•	that the maximum fees and expenses in the “Table of Fees and Expenses” apply, and
•	that you elected the Ratchet Death Benefit and you were age 71 or older when issued the contract.

Based on the above assumptions, your costs would be as shown in the following table. Your actual costs may be higher or lower.

Subaccount	Year	1	3	5	10
Subaccount with maximum total operating expenses		$409	$1,240	$2,085	$4,269
Subaccount with minimum total operating expenses		$297	$908	$1,545	$3,257

Example Using Current Expenses

This Example assumes that you either withdraw all your contract value at the end of each year shown, do not withdraw any of your contract value at the end of each year shown, or that you decide to begin the income phase at the end of each year shown. (Currently, the income phase is not available until 30 calendar days after we issued your contract.) The Example also assumes:

•	that you purchased the contract on or after May 1, 2003,
•	that you invest $10,000 in the contract for the time periods indicated,
•	that you allocate it to a subaccount that has a 5% return each year,
•

that you selected one of two subaccounts 1) the one that invests in the fund with the maximum total operating expenses, or 2) the one that invests in the fund with the minimum total operating expenses, and

•	that the current fees and expenses in the “Table of Fees and Expenses” apply.

Based on the above assumptions, your costs would be as shown in the following table. Your actual costs may be higher or lower.

Subaccount	Year	1	3	5	10
Subaccount with maximum total operating expenses		$329	$1,004	$1,702	$3,558
Subaccount with minimum total operating expenses		$215	$664	$1,139	$2,452

The examples using current expenses reflect the annual contract maintenance charge of $40 as an annual charge of 0.03%. The examples using maximum expenses reflect the annual contract maintenance charge of $60 as an annual charge of 0.05%.

The examples do not reflect any premium taxes. However, premium taxes may apply.

There is an accumulation unit value history in “Appendix A – Condensed Financial Information.”

The examples should not be considered a representation of past or future expenses.

The Company

In this prospectus, “we,” “us” and “our” refer to C.M. Life Insurance Company (C.M. Life). C.M. Life is a wholly-owned stock life insurance subsidiary of Massachusetts Mutual Life Insurance Company (MassMutual). C.M. Life provides life insurance and annuities to individuals and group life insurance to institutions. MassMutual is a diversified financial services company providing life insurance, disability income insurance, long-term care insurance, annuities, retirement and income products and programs and other products to individual and institutional customers. MassMutual is organized as a mutual life insurance company. C.M. Life’s home office is located at 100 Bright Meadow Boulevard, Enfield, Connecticut 06082.

Ownership of the Contract

Owner

In this prospectus, “you” and “your” refer to the owner. The owner is named at time of application. The owner can be an individual or a non-natural person (e.g., a corporation, limited liability company, partnership or certain other entities). We will not issue a contract to you if you have passed your 90th birthday as of the date we proposed to issue the contract.

If your contract is non-qualified and owned by a non-natural person, the contract will generally not be treated as an annuity for tax purposes. This means that gain in the contract will be taxed each year while the contract is in the accumulation phase. This treatment is not generally applied to a contract held by a trust or other entity as an agent for a natural person. Before purchasing a contract to be owned by a non-natural person or before changing ownership on an existing contract that will result in it being owned by a non-natural person, you should consult a tax adviser to determine the tax impact.

As the owner of the contract, you exercise all rights under the contract. The owner names the beneficiary. You may change the owner of the contract at any time prior to the annuity date by written request. However, in certain states you may not change owners without our approval. We will refuse or accept any requested change on a non-discriminatory basis. Please refer to your contract. Changing the owner may result in tax consequences. On and after the annuity date, you continue as the owner.

Joint Owner

The contract can be owned by joint owners. Unless prohibited by a state, only you and your spouse can be joint owners. We will not issue a contract to you if either proposed joint owner has passed their 90th birthday as of the date we proposed to issue the contract.

Upon the death of either joint owner, the surviving spouse will be the designated beneficiary and may continue the contract unless prohibited by a state. We will treat any other beneficiary designation at the time of death as a contingent beneficiary. Unless otherwise indicated on the application, both signatures will be required for all transactions, if there are joint owners.

Annuitant

The annuitant is the person on whose life we base annuity payments. You designate the annuitant at the time of application. We will not issue a contract to you if the proposed annuitant has passed his/her 90th birthday as of the date we proposed to issue the contract. You may change the annuitant before the annuity date, subject to our approval. However, the annuitant may not be changed on a contract owned by a non-natural person unless the contract was issued under a plan pursuant to IRS Code Section 401(a), 403(b), 408(a) or 408(b).

Beneficiary

The beneficiary is the person(s) or entity you name to receive any death benefit. You name the beneficiary at the time of application. Unless an irrevocable beneficiary has been named, you can change the beneficiary at any time before you die. If you name an irrevocable beneficiary, you must get consent from the irrevocable beneficiary to change the beneficiary.

A surviving spouse who is the sole primary beneficiary under the contract may elect a lump sum payment of the death benefit, apply the death benefit to an annuity option or continue the contract. Generally, if the contract is continued then: 1) the initial value will equal the death benefit amount payable; 2) all applicable contract features and benefits will be in the surviving spouse’s name; and 3) the surviving spouse will exercise all of the contract owner’s rights under the contract. Exceptions are as follows: a) if at the time the owner purchased the contract the surviving spouse was over the maximum contract issue age then the contract cannot be continued; b) if at the time the owner purchased the contract the surviving spouse was over the maximum allowable age for electing a certain feature then the feature is not available for continuance. An election to continue the contract can only be made once while the contract is in effect.

Age

How We Determine Age of Annuitant, Owner and Beneficiary

In this prospectus the term “age,” except when discussed in regards to specific tax provisions, is defined as “insurance age,” which is a person’s age on his/her birthday nearest the date for which the age is being determined. This means we calculate your age based on your nearest birthday, which could be either your last birthday or your next. For example: A person’s 50th birthday is May 1, 2008; today’s date is December 1, 2008; that person’s insurance age is age 51. Even though the person has not yet turned 51 by the calendar, his insurance age is 51. This will happen every year on the day a person moves to within six months of his or her next birthday.

Purchasing a Contract

Purchase Payments

The minimum amount we accept for your initial purchase payment is $25,000.

If we receive applications at the same time from applicants who reside at the same address, we will accept a purchase payment that is below our $25,000 minimum initial purchase payment requirement if the average purchase payment of the applications from the same household exceeds $25,000. However, we will not allow owners of contracts with less than $25,000 in contract value to take automated minimum required distributions or receive payments via electronic fund transfer. Additionally, we will treat any request for a partial withdrawal from an owner of a contract with less than $25,000 in contract value as a request for a full withdrawal.

You can make additional purchase payments to your contract. However, additional payments of less than $250 are subject to our approval.

The maximum amount of cumulative purchase payments we accept without our prior approval is based on your age when we issued the contract. The maximum amount is:

•	$1.5 million up to age 75; or

•	$500,000 if older than age 75 or if the owner is a non-natural owner.

If there are joint owners, age refers to the oldest owner.

Age is as of the nearest birthday. For example, someone 75 years and 7 months old is considered to be 76. See “Age.”

You may make your initial purchase payment by giving it and your completed application to your registered representative. You can make additional purchase payments:

•	by mailing your check that clearly indicates your name and contract number to:

First Class Mail

MassMutual Financial Group

Retirement Income Payment Services

P.O. Box 74908

Chicago, IL 60675-4908

Overnight Mail

MassMutual Financial Group

Retirement Income Payment Services

350 North Orleans Street

Receipt & Dispatch, 8th Floor

Suite 4908

Chicago, IL 60654

•	by instructing your bank to wire transfer funds to:

JP Morgan Chase Bank

New York, New York

ABA #021000021

C.M. Life Insurance Co. Account #323956297

Ref: Annuity Contract #

Name: (Your Name)

You may also send purchase payments to our Retirement Income Service Center. We have the right to reject any application or purchase payment.

Delay of Application.  Our receipt of your application may be delayed due to circumstances outside of our control (for example, delays due to failure of the selling broker-dealer or sales agent to forward the application to us promptly or due to delays in determining whether the contract is suitable for you). Any such delays will affect when we can issue your contract and when your initial purchase payment will be allocated among your investment choices.

Automatic Investment Plan (AIP).  Under the AIP, you may authorize us to periodically draw funds from an account of your choosing (restrictions may apply) for the purpose of making purchase payments to your contract. Contact our Retirement Income Service Center for information regarding setting up an AIP and any restrictions regarding use of AIP.

Allocation of Purchase Payments

When you purchase your contract, you choose how we will apply your purchase payments among the investment choices. If you make additional purchase payments, we will apply them in the same way as your first purchase payment, unless you tell us otherwise.

Once we receive your initial purchase payment and the necessary information at our Retirement Income Service Center or lockbox, we will issue your contract and apply your initial purchase payment within 2 business days. If you do not give us all of the information we need, we will contact you to get it. When we receive all of the necessary information, we will apply your initial purchase payment within two business days. If for some reason we are unable to complete this process within 5 business days, we will either send back your money or get your permission to keep it until we get all of the necessary information.

If you add more money to your contract by making additional purchase payments, we will credit these amounts to your contract on the business day we receive them at our Retirement Income Service Center as long as you have provided us with the necessary information to apply the purchase payment. If you do not give us all the information we need, we will contact you to get it. We will then apply your purchase payment on the business day that we obtain the necessary information from you. Our business day closes when the New York Stock Exchange closes, usually 4:00 p.m. Eastern time. If we receive your purchase payment at our Retirement Income Service Center on a non-business day or after the business day closes, we will credit the amount to your contract effective the next business day.

Replacement of Life Insurance or Annuities

A “replacement” occurs when a new policy or contract is purchased and, in connection with the sale, an existing policy or contract is surrendered, lapsed, forfeited, assigned to the replacing insurer, otherwise terminated, or used in a financed purchase. A “financed purchase” occurs when the purchase of a new life insurance policy or annuity contract involves the use of funds obtained from the values of an existing life insurance policy or annuity contract through withdrawal, surrender or loan.

There are circumstances in which replacing your existing life insurance policy or annuity contract can benefit you. As a general rule, however, replacement is not in your best interest.

Accordingly, you should make a careful comparison of the costs and benefits of your existing policy or contract and the proposed policy or contract to determine whether replacement is in your best interest.

Suitability

According to federal securities law, a registered representative is required to recommend a security only when he/she believes that the security is suitable for the customer. The registered representative must have reasonable grounds for believing that the recommendation is suitable for such customer based upon the facts disclosed by the customer as to his/her other security holdings and his/her financial situation and needs.

Variable annuities are complex investment products with unique benefits and advantages that may be particularly useful in meeting long-term savings and retirement needs. There are charges associated with these benefits and advantages. Owning a variable annuity represents a long-term financial commitment.

Before you purchase a variable annuity contract, you should consider:

•	if you have a long-term investment horizon.

•	if you can afford to make the initial and any subsequent purchase payments based on your other assets and income.

•	if you understand how the product works and how charges may impact your contract performance.

•	if you are willing to tolerate market fluctuations based on underlying fund performance.

•	if you have a need for the benefits offered with a variable annuity such as tax-deferral and lifetime income.

•	if using a variable annuity contract to fund a tax-qualified plan such as an IRA is the right investment decision for you, since a variable annuity does not provide any additional tax advantages.

•

if purchasing a variable annuity is the right investment decision for you if the owner of the contract will be a non-natural person, since generally tax-deferral is not provided when a non-natural person owns a variable annuity contract.

•

if purchasing a variable annuity is the right investment decision for you if you are an older person, given the long-term financial commitment, potential market fluctuations and charges associated with a variable annuity, as well as whether you are in a tax bracket that justifies the need for tax-deferral.

•

if you are replacing your current annuity contract by purchasing the proposed variable annuity contract. If so, carefully compare the costs and benefits of your existing annuity contract with the costs and benefits of the proposed variable annuity contract, and understand what benefits of your existing annuity contract you may be forfeiting.

•

if your registered representative is receiving additional compensation for selling this variable annuity contract. Please refer to the “Distribution” section for more information about additional compensation arrangements.

•

if you are purchasing this contract with the intention to make frequent fund transfers. If you are, you should not purchase this variable annuity contract. Please refer to the “Limits on Frequent Trading and Market Timing Activity” section for more information.

Please note that we and our affiliates offer a variety of annuity contracts. Each contract is designed to satisfy a customer’s need for a long-term retirement product. Please ask your registered representative for more information about the annuity contracts we issue to determine if one of them is a suitable investment for you based upon your needs and financial situation.

Right to Cancel Your Contract

You have a right to examine your contract. If you change your mind about owning your contract, you can cancel it within 10 calendar days after receiving it.

However, this time period may vary by state. You will receive your contract value as of the business day we receive your contract and your written request at our Retirement Income Service Center.

If you purchase this contract as an IRA or your state requires it, we will return the greater of your purchase payments less any withdrawals you took, or the contract value.

Investment Choices

Choose Investment Choices Appropriate for You.  When electing among your available investment choices consider your circumstances, investment goals, financial situation and risk tolerance. After you elect investment choices for your initial purchase payment you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.

Understand the Risks Associated with Your Investment Choices.  If your contract value is allocated to a fund your contract value will be influenced by the investment performance of that fund. You will want to read the fund prospectus, especially the section discussing the risks of investing in the fund. We will deliver current fund prospectuses to you. You may also contact our Retirement Income Service Center and request current fund prospectuses at any time.

Be Informed.  Read this prospectus. Also review information about the funds: the fund prospectus, statement of additional information, annual report and semiannual report.

The Separate Account

We established C.M. Multi-Account A (the separate account) as a separate account under Connecticut law on August 3, 1994. The separate account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940.

The separate account holds the assets that underlie the contracts, except those assets allocated to our general account. We keep the separate account assets separate from the assets of our general account and other separate accounts. The separate account is divided into sub-accounts, each of which invests exclusively in a single investment choice.

We own the assets of the separate account. We credit gains to, or charge losses against, the separate account, whether or not realized, without regard to the performance of other investment accounts. The separate account’s assets may not be used to pay any of our liabilities other than those arising from the contracts. If the separate account’s assets exceed the required reserves and other liabilities, we may transfer the excess to our general account. The obligations of the separate account are not our generalized obligations and will be satisfied solely by the assets of the separate account.

Addition, Removal or Substitution of Funds

We have the right to change the funds offered through the contract, but only as permitted by law. If the law requires, we will also get your approval and the approval of any appropriate regulatory authorities. Examples of possible changes include: adding new funds or fund classes; closing existing funds or fund classes; or substituting a fund with a different fund. New or substitute funds may have different fees and expenses and their availability may be limited to certain classes of contract owners. We will not add, remove or substitute any shares attributable to your interest in a sub-account of the separate account without notice to you and prior approval of the SEC, to the extent required by applicable law. We reserve the right to transfer separate account assets to another separate account that we determine to be associated with the class of contracts to which your contract belongs.

The Funds

The contract offers the following funds. We may add, remove or substitute funds.

Investment Funds in Which the Sub-Accounts Purchase Shares	Investment Fund’s Adviser and Sub-Adviser	Asset Class
AIM Variable Insurance Funds
AIM V.I. Financial Services Fund (Series I Shares)	Adviser: Invesco Aim Advisors, Inc. Sub-Adviser: Advisory entities affiliated with Invesco Aim Advisors, Inc.	Sector
AIM V.I. Global Health Care Fund (Series I Shares)	Adviser: Invesco Aim Advisors, Inc. Sub-Adviser: Advisory entities affiliated with Invesco Aim Advisors, Inc.	Sector
AIM V.I. Technology Fund (Series I Shares)	Adviser: Invesco Aim Advisors, Inc. Sub-Adviser: Advisory entities affiliated with Invesco Aim Advisors, Inc.	Sector
Fidelity® Variable Insurance Products
Fidelity® VIP Contrafund® Portfolio (Initial Class)

Adviser: Fidelity Management & Research Company

Sub-Adviser: FMR Co., Inc.; Fidelity Research & Analysis Company; Fidelity Management & Research (U.K.) Inc.; Fidelity International Investment Advisors; Fidelity International Investment Advisors (U.K.) Limited; Fidelity Investments Japan Limited

Large Cap Blend
ING Investors Trust
ING Clarion Global Real Estate Portfolio (Class S)	Adviser: ING Investments, LLC Sub-Adviser: ING Clarion Real Estate Securities L.P.	Sector
MML Series Investment Fund
MML Aggressive Allocation Fund (Initial Class)	Adviser: MassMutual Sub-Adviser: N/A	Asset Allocation
MML Asset Allocation Fund (Initial Class)	Adviser: MassMutual Sub-Adviser: Capital Guardian Trust Company	Balanced
MML Balanced Allocation Fund (Initial Class)	Adviser: MassMutual Sub-Adviser: N/A	Asset Allocation
MML Blue Chip Growth Fund (Initial Class)	Adviser: MassMutual Sub-Adviser: T. Rowe Price Associates, Inc.	Large Cap Growth

Investment Funds in Which the Sub-Accounts Purchase Shares	Investment Fund’s Adviser and Sub-Adviser	Asset Class
MML Concentrated Growth Fund (Class II)	Adviser: MassMutual Sub-Adviser: Legg Mason Capital Management, Inc.	Large Cap Growth
MML Conservative Allocation Fund (Initial Class)	Adviser: MassMutual Sub-Adviser: N/A	Asset Allocation
MML Emerging Growth Fund (Initial Class)	Adviser: MassMutual Sub-Adviser: Essex Investment Management Company, LLC and Insight Capital Research & Management, Inc.	Small/Mid-Cap Growth
MML Equity Income Fund (Initial Class)	Adviser: MassMutual Sub-Adviser: T. Rowe Price Associates, Inc.	Large Cap Value
MML Equity Index Fund (Class I)	Adviser: MassMutual Sub-Adviser: Northern Trust Investments, N.A.	Large Cap Blend
MML Foreign Fund (Initial Class)	Adviser: MassMutual Sub-Adviser: Templeton Investment Counsel, LLC	International/Global
MML Global Fund (Class II)	Adviser: MassMutual Sub-Adviser: Massachusetts Financial Services Company	International/Global
MML Growth Allocation Fund (Initial Class)	Adviser: MassMutual Sub-Adviser: N/A	Asset Allocation
MML Growth & Income Fund (Initial Class)	Adviser: MassMutual Sub-Adviser: Capital Guardian Trust Company	Large Cap Blend
MML Income & Growth Fund (Initial Class)	Adviser: MassMutual Sub-Adviser: American Century Investment Management, Inc.	Large Cap Value
MML Large Cap Growth Fund (Initial Class)	Adviser: MassMutual Sub-Adviser: Rainier Investment Management, Inc.	Large Cap Growth
MML Large Cap Value Fund (Initial Class)	Adviser: MassMutual Sub-Adviser: Davis Selected Advisers, L.P.	Large Cap Value
MML Mid Cap Growth Fund (Initial Class)	Adviser: MassMutual Sub-Adviser: T. Rowe Price Associates, Inc.	Small/Mid-Cap Growth

Investment Funds in Which the Sub-Accounts Purchase Shares	Investment Fund’s Adviser and Sub-Adviser	Asset Class
MML Mid Cap Value Fund (Initial Class)	Adviser: MassMutual Sub-Adviser: American Century Investment Management, Inc.	Small/Mid-Cap Value
MML Moderate Allocation Fund (Initial Class)	Adviser: MassMutual Sub-Adviser: N/A	Asset Allocation
MML NASDAQ-100® Fund (Initial Class)	Adviser: MassMutual Sub-Adviser: Northern Trust Investments, N.A.	Large Cap Growth
MML Small Cap Growth Equity Fund (Initial Class)	Adviser: MassMutual Sub-Advisers: Waddell & Reed Investment Management Company and Wellington Management Company, LLP	Small/Mid-Cap Growth
MML Small Cap Index Fund (Initial Class)	Adviser: MassMutual Sub-Adviser: Northern Trust Investments, N.A.	Small/Mid-Cap Blend
MML Small/Mid Cap Value Fund (Initial Class)	Adviser: MassMutual Sub-Adviser: AllianceBernstein L.P.	Small/Mid-Cap Value
MML Series Investment Fund II
MML Blend Fund (Initial Class)	Adviser: MassMutual Sub-Adviser: Babson Capital Management LLC	Balanced
MML Enhanced Index Core Equity Fund (Initial Class)	Adviser: MassMutual Sub-Adviser: Babson Capital Management LLC	Large Cap Blend
MML Equity Fund (Initial Class)	Adviser: MassMutual Sub-Advisers: AllianceBernstein L.P. and OppenheimerFunds, Inc.	Large Cap Value
MML Inflation-Protected and Income Fund (Initial Class)	Adviser: MassMutual Sub-Adviser: Babson Capital Management LLC	Fixed Income
MML Managed Bond Fund (Initial Class)	Adviser: MassMutual Sub-Adviser: Babson Capital Management LLC	Fixed Income
MML Money Market Fund (Initial Class)	Adviser: MassMutual Sub-Adviser: Babson Capital Management LLC	Short Term/Stable Value
MML Small Cap Equity Fund (Initial Class)	Adviser: MassMutual Sub-Adviser: OppenheimerFunds, Inc.	Small/Mid-Cap Blend

Investment Funds in Which the Sub-Accounts Purchase Shares	Investment Fund’s Adviser and Sub-Adviser	Asset Class
Oppenheimer Variable Account Funds
Oppenheimer Balanced Fund/VA (Non-Service Shares)**	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Balanced
Oppenheimer Capital Appreciation Fund/VA (Non-Service Shares)	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Large Cap Growth
Oppenheimer Global Securities Fund/VA (Non-Service Shares)	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	International/Global
Oppenheimer High Income Fund/VA (Non-Service Shares)**	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Fixed Income
Oppenheimer Main Street Fund®/VA (Non-Service Shares)	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Large Cap Blend
Oppenheimer MidCap Fund/VA (Non-Service Shares)	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Small/Mid-Cap Growth
Oppenheimer Money Fund/VA (Non-Service Shares)*	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Short Term/Stable Value
Oppenheimer Strategic Bond Fund/VA (Non-Service Shares)	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Fixed Income
Panorama Series Fund, Inc.
Oppenheimer International Growth Fund/VA (Non-Service Shares)	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	International/Global
Panorama Growth Portfolio (Non-Service Shares)	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Large Cap Value
Panorama Total Return Portfolio (Non-Service Shares)	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Balanced
PIMCO Variable Insurance Trust
PIMCO VIT CommodityRealReturn Strategy Portfolio (Advisor Class)	Adviser: Pacific Investment Management Company LLC Sub-Adviser: N/A	Sector

*	Unavailable in contracts issued on or after January 19, 2008.
**	Unavailable in contracts issued on or after May 1, 2009. For contracts issued prior to May 1, 2009, you may not allocate any new money to this fund via purchase payments or transfers.

There is no assurance that the funds will achieve their stated objective. The fund prospectuses contain more detailed information about the funds. We will deliver copies of the current fund prospectuses to you. You may also contact our Retirement Income Service Center and request copies of the current fund prospectuses at any time. You should read the information contained in the fund prospectuses carefully before investing.

Asset Allocation Funds

The following asset allocation funds are also referred to as funds-of-funds. They are known as funds-of-funds because they invest in other underlying funds. A fund offered in a fund-of-funds structure may have higher expenses than a direct investment in the underlying funds because a fund-of-funds bears its own expenses and indirectly bears its proportionate share of expenses of the underlying funds in which it invests. You should read the MML Series Investment Fund prospectus for more information about these funds-of-funds.

•	MML Aggressive Allocation Fund

•	MML Balanced Allocation Fund

•	MML Conservative Allocation Fund

•	MML Growth Allocation Fund

•	MML Moderate Allocation Fund

Compensation We Receive From Funds, Advisers and Sub-Advisers

Compensation We Receive From Advisers and Sub-Advisers.  We and certain of our insurance affiliates receive compensation from the advisers and sub-advisers to some of the funds. We may use this compensation for any corporate purpose, including paying expenses that we incur in promoting, issuing, distributing and administering the contract and, providing services, on behalf of the funds, in our role as intermediary to the funds. The amount of this compensation is determined by multiplying a specified annual percentage rate by the average net assets held in that fund that are attributable to the variable annuity and variable life insurance products issued by us and our affiliates that offer the particular fund (MassMutual’s variable contracts). These percentage rates differ, but currently do not exceed 0.25%. Some advisers and sub-advisers pay us more than others; some do not pay us any such compensation.

The compensation is not reflected in the expenses that are disclosed for the funds in “Table of Fees and Expenses – Annual Fund Operating Expenses” because this compensation is not paid directly out of the funds’ assets. However, these payments may be derived, in whole or in part, from the advisory fee deducted from fund assets. Contract owners, through their indirect investment in the funds, bear the costs of these advisory fees (see the funds’ prospectuses for more information).

In addition, we may receive fixed dollar payments from the advisers and sub-advisers to certain funds so that the adviser and sub-adviser can participate in sales meetings conducted by MassMutual. Attending such meetings provides advisers and sub-advisers with opportunities to discuss and promote their funds. For a list of the funds whose advisers and sub-advisers currently pay such compensation, visit www.massmutual.com/compensation or call our Retirement Income Service Center at the number shown on page 1 of this prospectus.

Compensation We Receive From Funds.  We and certain of our affiliates also receive compensation from certain funds pursuant to Rule 12b-1 under the Investment Company Act of 1940. This compensation is paid out of the fund’s assets and may be as much as 0.25% of the average net assets of an underlying fund which are attributable to MassMutual’s variable contracts. This compensation is specified as 12b-1 fees in the Table of Fees and Expenses – Annual Fund Operating Expenses. An investment in a fund with a 12b-1 fee will increase the cost of your investment in this contract.

Compensation In General.  The compensation that we receive may be significant and we may profit from this compensation. Additionally, when selecting the funds that will be available with MassMutual’s variable contracts, we consider the amount of compensation that we receive from the funds, their advisers, sub-advisers, or their distributors along with the funds’ name recognition, asset class, the manager’s reputation, and fund performance. We offer certain funds through the contract at least in part because they are managed by us or an affiliate.

The Fixed Accounts

For contracts issued prior to May 1, 2003, we offer three fixed accounts as investment choices in most states – two fixed accounts for Dollar Cost Averaging (DCA Fixed Accounts), each with a different maximum term, and The Fixed Account (collectively, “the fixed accounts”). For contracts issued on or after May 1, 2003, The Fixed Account is not available as an investment choice. However, the DCA Fixed Accounts are available as investment choices. The fixed accounts are investment options within our general account.

Purchase payments allocated to the fixed accounts and transfers to the fixed accounts become part of our general account which supports insurance and annuity obligations. The general account has not been registered under the Securities Act of 1933 (1933 Act) nor is the general account registered under the Investment Company Act of 1940 (1940 Act) because of exemptive and exclusionary provisions. Accordingly, neither the general account nor any interests therein are generally subject to the provisions of the 1933 Act or the 1940 Act. We have been advised that the staff of the Securities and Exchange Commission has not reviewed the disclosures in this prospectus which relate to the fixed accounts or the general account. Disclosures regarding the fixed accounts or the general account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in this prospectus.

You do not participate in the investment performance of the assets in the fixed accounts. Instead, we credit your contract with interest at a specified rate that we declare in advance. We guarantee this rate will be at least 3% per year. We may credit a higher rate of interest at our discretion.

DCA Fixed Accounts.  Each DCA Fixed Account is a fixed account from which assets are systematically transferred to any fund(s). You may not transfer your contract value in a DCA Fixed Account to The Fixed Account. During the accumulation phase, you may choose to have your purchase payments allocated to a DCA Fixed Account for the period of the DCA Fixed Account Term (DCA Term). Your election must be in writing.

Currently, you have a choice of two DCA Fixed Accounts:

(a)	DCA Fixed Account with a DCA Term of 6 months; or

(b)	DCA Fixed Account with a DCA Term of 12 months.

To the extent permitted by law, we reserve the right to change the duration of the DCA Terms in the future. Your DCA Term will terminate upon payment of the death benefit. You may only participate in one DCA Fixed Account at a time.

How to Participate in the DCA Fixed Account.  To participate in the DCA Fixed Account you must apply a purchase payment of $5,000 or greater to a DCA Term or provide us with evidence satisfactory to us that you will apply $5,000 or more to a DCA Term via transfer(s) from another financial institution. Purchase payments which originate from an annuity contract issued by us or any of our affiliates cannot be allocated to a DCA Fixed Account. We reserve the right to reject purchase payments. You cannot transfer current contract values into the DCA Fixed Account. The first DCA transfer will occur 5 business days after we receive all or a portion of the purchase payment into the DCA Fixed Account.

Any portion of the sum to be applied to the DCA Fixed Account that we receive after the start of the DCA Term, will be added to the amount in the current DCA Term and will participate only in the remaining period of that DCA Term. You may apply additional purchase payments to the current DCA term. Those additional purchase payments will be added to the amount in the current DCA Term and will participate only in the remaining period of the current DCA Term.

We make scheduled monthly transfers from the DCA Fixed Account. The first transfer will occur 5 business days after we receive your payment allocated to the DCA Fixed Account and a completed DCA Fixed Account election form. You may not take partial withdrawals from the DCA Fixed Account.

You may make a one-time transfer of your remaining contract value in the DCA Fixed Account into any of the fund(s), prior to the expiration of your DCA Term. Your transfer will be effective on the business day we receive your completed written request or request over the telephone.

We reserve the right to assess a fee for processing transactions under the DCA Fixed Account.

If you elect to make an allocation to a DCA Fixed Account, but your annuity date will occur prior to the end of that DCA Term, your DCA Term will expire early. It will expire on your annuity date. We will transfer any contract value remaining in the DCA Fixed Account on your annuity date in accordance with your DCA Fixed Account transfer instructions in effect at that time. No amounts will remain in the DCA Fixed Account after your annuity date.

We periodically set the interest rate we credit to the DCA Fixed Account. We will credit an interest rate at a rate not less than the minimum allowed by state law at the time we issue your contract. We reserve the right to change the guaranteed minimum interest rate for newly issued contracts, subject to applicable state law. The interest rate you will receive for the entire DCA Term is the interest rate in effect on the date your DCA Term begins. We guarantee the interest rate for the full DCA Term.

The Fixed Account.  If we issued your contract on or after May 1, 2003, you may not allocate purchase payments or transfer contract value to The Fixed Account. However, we reserve the right to make The Fixed Account available in the future as an investment choice for contracts issued on or after May 1, 2003.

If we issued your contract prior to May 1, 2003, you may allocate purchase payments to The Fixed Account. You can also make transfers of your contract value into or out of The Fixed Account, subject to certain limitations. We will credit an interest rate at a rate not less than the minimum allowed by state law at the time we issue your contract. We reserve the right to change the guaranteed minimum interest rate for newly issued contracts, subject to applicable state law.

Contract Value

Your contract value is the sum of your value in the separate account and the fixed account(s).

Your value in the separate account will vary depending on the investment performance of the funds you choose. In order to keep track of your contract value in the separate account, we use a unit of measure called an accumulation unit. During the income phase of your contract we call the unit an annuity unit.

Accumulation Units.  Every business day we determine the value of an accumulation unit for each of the separate account sub-accounts. Changes in the accumulation unit value reflect the investment performance of the fund as well as deductions for insurance and other charges.

The value of an accumulation unit may go up or down from business day to business day.

The Statement of Additional Information contains more information on the calculation of the accumulation unit value.

When you make a purchase payment, we credit your contract with accumulation units. We determine the number of accumulation units to credit by dividing the amount of the purchase payment allocated to a separate account sub-account by the value of the accumulation unit for that separate account sub-account. When you make a withdrawal, we deduct from your contract accumulation units representing the withdrawal amount.

We calculate the value of an accumulation unit for each separate account sub-account after the New York Stock Exchange closes each business day. Any change in the accumulation unit value will be reflected in your contract value.

Example.  On Monday we receive an additional purchase payment of $5,000 from you. You have told us you want this to go to the MML Managed Bond Fund. When the New York Stock Exchange closes on that Monday, we determine that the value of an accumulation unit for the MML Managed Bond Fund is $13.90. We then divide $5,000 by $13.90 and credit your contract on Monday night with 359.71 accumulation units for the MML Managed Bond Fund.

Business Days & Non-Business Days

Our business day closes when the New York Stock Exchange business day closes. The New York Stock Exchange business day usually closes at 4:00 p.m. Eastern time. Our non-business days are those days when the New York Stock Exchange is closed.

Transfers and Transfer Programs

General Overview

We have the right to terminate, suspend, or modify the transfer and transfer program provisions described in this prospectus.

You can transfer all or part of your contract value. You can make transfers by telephone or by other means we authorize. To make transfers other than by telephone, you must submit a written request. If you own the contract with a joint owner, we will accept transfer instructions from either you or the other owner, unless we are instructed otherwise. We will use reasonable procedures to confirm that instructions given to us are genuine. We may be liable for any losses due to unauthorized or fraudulent instructions, if we fail to use such procedures. We may tape record all telephone instructions.

Your transfer is effective on the business day at the accumulation unit values next determined after we receive your fully completed request at our Retirement Income Service Center. Our business day closes when the New York Stock Exchange closes, usually 4:00 p.m. Eastern time. If we receive your fully completed transfer request at our Retirement Income Service Center on a non-business day or after our business day closes, your transfer request will be effective on the next business day.

Transfers During the Accumulation Phase

Any reference to The Fixed Account in this section applies only to contracts issued before May 1, 2003. The Fixed Account is not available as an investment choice in contracts issued on or after May 1, 2003.

You may transfer all or part of your assets in a fund or The Fixed Account. You can make a transfer to or from The Fixed Account and to or from any fund. You can make 12 transfers every calendar year during the accumulation phase without charge. If you make more than 12 transfers in a year, we reserve the right to deduct a transfer fee. The fee is $20 per transfer or, if less, 2% of the amount you transfer. Any transfers you make using the Dollar Cost Averaging Program, the Automatic Rebalancing Program, the DCA Fixed Accounts or the Interest Sweep Option are not subject to the assessment of a transfer fee and therefore, do not count toward your 12 free transfers every calendar year.

The following rules apply to any transfer during the accumulation phase:

(1)	Currently, the minimum amount which you can transfer is:

•	$100; or

•	the entire value in a fund or The Fixed Account, if less.

We reserve the right to impose a minimum transfer requirement of $1,000. Currently we do not require that a minimum balance remain in the fund after a transfer. However, we reserve the right to require that $1,000 remain in the fund after a transfer unless you transfer the entire fund value. We waive these requirements if the transfer is made in connection with the Automatic Rebalancing Program.

(2)	You must clearly indicate the amount and investment choices from and to which you wish to transfer.

(3)	If your contract value in The Fixed Account is $500 or less at the time of your transfer then you may transfer the entire amount out of The Fixed Account.

If your contract value in The Fixed Account is more than $500 then during any contract year, we limit transfers out of The Fixed Account to 30% of your contract value in The Fixed Account as of the end of the previous contract year. However, if you transfer 30% of your contract value in The Fixed Account for three consecutive contract years, your transfer in the fourth consecutive contract year may be for the entire amount in The Fixed Account, provided that you have not applied payments or transferred contract value into The Fixed Account from the time the first annual transfer was made. We measure a contract year from the anniversary of the day we issued your contract. Transfers out of The Fixed Account are done on a first-in, first-out basis. In other words, amounts attributed to the oldest purchase payments are transferred first; then amounts attributed to the next oldest purchase payment are transferred; and so on.

(4)	We consider The Fixed Account and a money market fund to be “competing accounts.” We have some specific rules pertaining to transfers in and out of competing accounts.

•	Transfers out of The Fixed Account:

You may not make a transfer out of The Fixed Account to a money market fund.

If you make a transfer out of The Fixed Account, for a period of 90 days following that transfer, you may not make transfers from any investment choice into a money market fund.

•	Transfers into a money market fund:

If you make a transfer into a money market fund, for a period of 90 days following that transfer, you may not make transfers out of The Fixed Account.

Limits on Frequent Trading and Market Timing Activity

This contract and its investment choices are not designed to serve as vehicles for what we have determined to be frequent trading or market timing trading activity. We consider these activities to be abusive trading practices that can disrupt the management of a fund in the following ways:

•	by requiring the fund to keep more of its assets liquid rather than investing them for long-term growth, resulting in lost investment opportunity; and

•	by causing unplanned portfolio turnover.

These disruptions, in turn, can result in increased expenses and can have an adverse effect on fund performance that could impact all contract owners and beneficiaries under the contract, including long-term contract owners who do not engage in these activities. Therefore, we discourage frequent trading and market timing trading activity and will not accommodate frequent transfers of contract value among the funds. Organizations and individuals that intend to trade frequently and/or use market timing investment strategies should not purchase this contract.

We have adopted policies and procedures to help us identify those individuals or entities that we determine may be engaging in frequent trading and/or market timing trading activities. We monitor trading activity to uniformly enforce those procedures. However, those who engage in such activities may employ a variety of techniques to avoid detection. Our ability to detect frequent trading or market timing may be limited by operational or technological systems, as well as by our ability to predict strategies employed by contract owners (or those acting on their behalf) to avoid detection. Therefore, despite our efforts to prevent frequent trading and the market timing of funds among the sub-accounts of the separate account, there can be no assurance that we will be able to identify and curtail every instance of trading of those who trade frequently or those who employ a market timing strategy or those who act as intermediaries on behalf of such persons. Moreover, our ability to discourage and restrict frequent trading or market timing may be limited by decisions of state regulatory bodies and court orders that we cannot predict.

In addition, some of the funds are available with variable products issued by other insurance companies. We do not know the effectiveness of the policies and procedures used by these other insurance companies to detect frequent trading and/or market timing. As a result of these factors, the funds may reflect lower performance and higher expenses across all contracts as a result of undetected abusive trading practices.

If we, or the investment adviser to any of the funds available with this contract, determine that a contract owner’s transfer patterns reflect frequent trading or employment of a market timing strategy, we will not allow the contract owner to submit transfer requests by overnight mail, facsimile transmissions, the telephone, our web-site, or any other type of electronic medium. Additionally, we may reject any single trade that we determine to be abusive or harmful to the fund. Orders for the purchase of fund shares may be subject to acceptance by the fund. Therefore, we reserve the right to reject, without prior notice, any fund transfer request if the investment in the fund is not accepted for any reason.

The funds may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the funds describe the funds’ frequent trading and market timing policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. We have entered into a written agreement, as required by SEC regulation, with each fund or its principal underwriter that obligates us to provide to the fund promptly upon request certain information about the trading activity of individual contract owners, and to execute instructions from the fund to restrict or prohibit further purchases or transfers by specific contract owners who violate the frequent trading or market timing policies established by the fund.

Contract owners and other persons with interests in the contracts should be aware that the purchase and redemption orders received by the funds generally are “omnibus” orders from intermediaries, such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the funds in their ability to apply their frequent trading or market timing policies and procedures. It may also require that we restrict or prohibit further purchases or transfers as requested by a fund on all contracts owned by a contract owner whose trading activity under one variable contract has violated a fund’s frequent trading or market timing policy. If a fund believes that an omnibus order reflects one or more transfer requests from contract owners engaged in frequent trading or market timing activity, the fund may reject the entire omnibus order.

We will notify you in writing if we reject a transfer or if we implement a restriction due to frequent trading or the use of market timing investment strategies. If we do not accept a transfer request, no change will be made to your allocations per that request. We will then allow you to resubmit the rejected transfer by regular mail only.

Additionally, we may in the future take any of the following restrictive actions that are designed to prevent the employment of a frequent trading or market timing strategy:

•	not accept transfer instructions from a contract owner or other person authorized to conduct a transfer;

•	limit the number of transfer requests that can be made during a contract year; and

•	require the value transferred into a fund to remain in that fund for a particular period of time before it can be transferred out of the fund.

We will apply any restrictive action we take uniformly to all contract owners we believe are employing a frequent trading or market timing strategy. These restrictive actions may not work to deter frequent trading or market timing activity.

We reserve the right to revise our procedures for detecting frequent trading and/or market timing at any time without prior notice if we determine it is necessary to do so in order to better detect frequent trading and/or market timing, to comply with state or federal regulatory requirements, or to impose different restrictions on frequent traders and/or market timers. If we modify our procedures, we will apply the new procedure uniformly to all contract owners.

Transfers During the Income Phase

During the income phase, we allow 6 transfers per calendar year, and they are not subject to a transfer fee. You cannot transfer contract value from the general account to a fund, however, you can transfer contract value from one or more funds to the general account once a contract year. The minimum amount which you can transfer is $1,000 or your entire interest in the fund, if less. After a transfer, the minimum amount which must remain in a fund is $1,000 unless you have transferred the entire value.

Transfer Programs

For detailed rules and restrictions pertaining to these programs and instructions for electing a program contact our Retirement Income Service Center.

Overview.  We currently offer the following transfer programs:

1.	Dollar Cost Averaging Program;

2.	Automatic Rebalancing Program; and

3.	Interest Sweep Option (not available in contracts issued on or after May 1, 2003).

•	These programs are only available during the accumulation phase of your contract;

•	You may only participate in one of these programs at any one time;

•	You may not participate in these programs if you have a current election of a DCA Fixed Account;

•	Transfers made through a transfer program are not subject to transfer fees and do not count towards any free transfers you may be permitted each year;

•	We do not charge you for participation in these programs, though we reserve the right to charge for the programs in the future.

Dollar Cost Averaging Program.  This program allows you to systematically transfer a set amount from a selected fund to any of the other funds. By allocating amounts on a regular schedule as opposed to allocating the total amount at one particular time, you may be less susceptible to the impact of market fluctuations. Dollar cost averaging does not assure a profit and does not protect you against loss in declining markets. Since dollar cost averaging involves continuous investment in securities regardless of fluctuating price levels of such securities, you should consider your financial ability to continue the program through periods of fluctuating price levels.

Your Dollar Cost Averaging Program will terminate:

•	if you withdraw the total contract value;

•	upon payment of the death benefit;

•	if the last transfer you selected has been made;

•	if there is insufficient contract value to make the transfer; or

•	if we receive from you a written request or request over the telephone to terminate the program at our Retirement Income Service Center at least 5 business days prior to the next transfer date.

Automatic Rebalancing Program.  Over time, the performance of each fund may cause your allocation to shift from your original allocation. You can direct us to automatically rebalance your contract value allocated to the funds in order to return to your original percentage allocations by selecting our Automatic Rebalancing Program. Contract value allocated to the fixed accounts cannot participate in the Automatic Rebalancing Program.

This program will terminate:

•	if you withdraw the total contract value;

•	upon payment of the death benefit;

•	if you request that we end the program (in writing or by telephone); or

•	if we receive any unscheduled transfer request.

Interest Sweep Option.  The Interest Sweep Option is not available in contracts issued on or after May 1, 2003. However, we reserve the right to make the Interest Sweep Option available in the future for contracts issued on or after May 1, 2003.

Under this program, we will automatically transfer earnings from your contract value in The Fixed Account to any one fund or combination of funds that you select. By allocating these earnings to the funds, you can pursue further growth in the value of your contract through more aggressive investments. However, the Interest Sweep Option does not assure a profit and does not protect against loss in declining markets.

This program will terminate:

•	if, as the result of a withdrawal, you no longer have contract value in The Fixed Account;

•	if, at time of transfer, no interest is available for transfer (for example, if the interest earned is required to cover contract related charges or has been part of a partial withdrawal);

•	upon payment of the death benefit; or

•	if we receive your written request or request over the telephone to terminate the program at least 5 business days prior to the next scheduled transfer date.

Withdrawals

Income taxes, tax penalties and certain restrictions may apply to any withdrawal you make.

During the accumulation phase you may make either partial or total withdrawals of your contract value.

When a partial withdrawal is made from a contract, we reflect the withdrawal as a reduction to the value of the contract’s death benefit. We describe this reduction in the “Death Benefit” section. If we reflect the reduction as a percentage of contract value withdrawn, the reduction will be greater when the value of your contract investment choices is lower due to market performance or other variables. After you withdraw your full contract value, the contract does not provide a death benefit.

We will pay any full or partial withdrawal to the qualified plan trustee or plan administrator, if you purchased your contract under a tax-qualified retirement plan, a non-qualified deferred compensation plan or a deferred compensation plan for a tax-exempt organization. The only exceptions are for required minimum distribution payments and for withdrawals from Keogh plans.

Unless you instruct us otherwise, we will take any partial withdrawal proportionally from your contract value in the funds and The Fixed Account. When making a partial withdrawal, you must withdraw at least $250 or the entire value in a fund or The Fixed Account, if less. We require that after you make a partial withdrawal you keep at least $25,000 in your contract, unless your withdrawal is a minimum required distribution.

When you make a total withdrawal you will receive the value of your contract:

•	less any applicable premium tax;

•	less any contract maintenance charge; and

•	less any purchase payments we credited to your contract that have not cleared the bank, until they clear the bank.

Requests in Writing.  To request a withdrawal in writing, submit to our Retirement Income Service Center, our fully completed partial surrender or surrender form. If your withdrawal involves an exchange or transfer of assets to another financial institution, we also require a “letter of acceptance” from the financial institution.

Requests by Telephone.  You may request certain partial and full withdrawals by telephone. Contact our Retirement Income Service Center for details.

Withdrawal Effective Date.  For written requests, your withdrawal is effective on the business day we receive, at our Retirement Income Service Center, our partial surrender or surrender form, fully completed, and, if applicable, a “letter of acceptance.” If we receive this item(s) at our Retirement Income Service Center on a non-business day or after our business day closes, your withdrawal request will be effective on the next business day. For telephone requests, your withdrawal is effective on the business day we receive your call. For calls received after the close of the business day, your withdrawal will be effective on the next business day.

Delivery of Withdrawal Amount.  We will pay any withdrawal amount within 7 days of the withdrawal effective date, unless we are required to suspend or postpone withdrawal payments. See “Other Information – Suspension of Payments or Transfers.”

Partial Withdrawals Used to Pay Investment Advisory Fees.  Some contract owners have their assets managed by one or more investment advisers. The investment advisers may assess a fee for their services. Their fees are specified in the respective account agreements and are separate from and in addition to the contract fees and expenses described in this prospectus. Some contract owners authorize their investment advisers to take one or more partial withdrawals from the contract in order to collect advisory or investment management fees. Withdrawals taken from this contract to pay such fees may be subject to income tax and/or tax penalties. We encourage you to determine whether engaging in this activity is appropriate for you.

Systematic Withdrawal Program

For detailed rules and restrictions pertaining to this program and instructions for electing the program contact our Retirement Income Service Center.

The Systematic Withdrawal Program (SWP) allows you to set up automatic periodic withdrawals from your contract value. We do not charge you for participation in the SWP, but we reserve the right to charge in the future. We will take any withdrawal under this program proportionally from your contract value in your selected investment choices.

Your SWP will end:

•	if you withdraw your total contract value;

•	if we receive, in good order, a notification of the owner’s death;

•	if we process the last withdrawal you selected;

•	if your value in a selected fund or The Fixed Account is insufficient to complete the withdrawal;

•	if you begin receiving annuity payments; or

•	if you give us a written request or request over the telephone to terminate your program. We must receive your request at least 5 business days before the next withdrawal date.

Additionally, we reserve the right to end your SWP if the next systematic withdrawal will lower your contract value below the minimum contract value we allow following a partial withdrawal, unless your withdrawal is a minimum required distribution.

Expenses

There are charges and other expenses associated with the contracts that reduce the return on your investment in the contract. These charges and expenses are:

Insurance Charges

Each business day we deduct our insurance charges from the assets of the separate account. We do this as part of our calculation of the value of the accumulation units and the annuity units. The insurance charge has two parts: (1) the mortality and expense risk charge and (2) the administrative charge.

Mortality and Expense Risk Charge

The mortality and expense risk charge is for:

•

the mortality risk associated with the insurance benefits provided, including our obligation to make annuity payments after the annuity date regardless of how long all annuitants live, the death benefits, and the guarantee of rates used to determine your annuity payments during the income phase; and

•	the expense risk that the current charges will be insufficient to cover the actual cost of administering the contract.

For contracts issued on or after May 1, 2003, the mortality and expense risk charge is equal, on an annual basis, to 1.50% of the daily value of the assets invested in each fund, after fund expenses are deducted for contract years 1 through 10. For contract years 11 and after, this charge equals 1.35% of the daily value of the assets invested in each fund, after fund expenses are deducted.

For contracts issued prior to May 1, 2003, the mortality and expense risk charge is currently equal, on an annual basis, to 1.34% of the daily value of the assets invested in each fund, after fund expenses are deducted for contract years 1 through 10. For contract years 11 and after, this charge currently equals 1.09% of the daily value of the assets invested in each fund, after fund expenses are deducted.

We may increase the mortality and expense risk charge, but it will not exceed 1.50% in contract years 1 through 10, or 1.35% in contract years 11 and after.

For all contracts, if the amount of the charge is more than sufficient to cover the mortality and expense risk, we will make a profit on the charge. We may use this profit for any purpose, including the payment of marketing and distribution expenses for the contract. If the current mortality and expense risk charge is not sufficient to cover the mortality and expense risk, we will bear the loss. If this is the case, and your contract was issued prior to May 1, 2003, we may raise the mortality and expense risk charge in order to restore profitability. In no case will we raise the charge above the guaranteed amount.

Administrative Charge

This charge reimburses us for the expenses associated with the administration of the contract and the separate account. Some of these expenses are: preparation of the contract, confirmations, annual reports and statements, maintenance of contract records, personnel costs, legal and accounting fees, filing fees, and computer and systems costs.

Currently this charge is equal, on an annual basis, to 0.15% of the daily value of the assets invested in each fund, after fund expenses are deducted. This charge is guaranteed not to be greater than 0.25%.

Annual Contract Maintenance Charge

At the end of each contract year, we deduct $40 from your contract as an annual contract maintenance charge. We may increase this charge, but it will not exceed $60. If we increase this charge, we will give you 90 days prior notice. Currently, we will not deduct this charge if, when we are to make the deduction, the value of your contract is $100,000 or more. Subject to state regulations, we will deduct the annual contract maintenance charge proportionately from the investment choices you have selected.

If you make a total withdrawal from your contract, and the contract value is less than $100,000, we will deduct the full annual contract maintenance charge. If your contract enters the income phase on a date other than its contract anniversary and the contract value is less than $100,000, we will deduct a pro rata portion of the charge.

Premium Taxes

Some states and other governmental entities charge premium taxes or similar taxes. We are responsible for the payment of these taxes and will make a deduction from your contract value for them. Some of these taxes are due when your contract is issued, others are due when annuity payments begin. Currently we do not charge you for these taxes until you begin receiving annuity payments or you make a total withdrawal. We may discontinue this practice and assess the charge when the tax is due. Premium taxes generally range from 0% to 3.5%, depending on the state.

Transfer Fee

During the accumulation phase, you can make 12 free transfers every calendar year. If you make more than 12 transfers a calendar year, we reserve the right to deduct a transfer fee of $20 or 2% of the amount that is transferred, whichever is less. Any transfers you make using the Dollar Cost Averaging Program, the Interest Sweep Option, the DCA Fixed Accounts or the Automatic Rebalancing Program are not subject to the assessment of a transfer fee, and therefore, do not count toward your 12 free transfers every calendar year. When assessing any transfer fee, we will treat multiple transfers, which are effective on the same business day, as one transfer.

If you request to transfer a dollar amount, we will deduct any transfer fee from the amount transferred. If you request to transfer a percentage of your value in an investment choice, we will deduct any transfer fee from the amount remaining in the investment choice. If you transfer the entire amount in an investment choice, we will deduct the transfer fee from the amount you transfer.

During the income phase, we allow 6 transfers and they are not subject to a transfer fee.

Income Taxes

We will deduct from the contract any income taxes which we incur because of the operation of the separate account. At the present time, we are not making any such deductions. We will deduct any withholding taxes required by law.

Fund Expenses

The Separate Account purchases shares of the funds at net asset value. The net asset value of each fund reflects investment management fees and other expenses already deducted from the assets of the fund. In addition, one or more of the funds available as an investment choice may pay a distribution fee out of the fund’s assets to us called a “12b-1” fee. Any investment in one of the funds with a 12b-1 fee will increase the cost of your investment in this contract. Please refer to the fund prospectuses for more information regarding these expenses.

The Income Phase

Overview.  If you want to receive regular income from your annuity, you can elect to apply your contract value so that you can receive fixed and/or variable annuity payments under one of the annuity options described in this section. If you do not choose an annuity option, we will assume that you elected Option B with variable payments and 10 years of payments guaranteed. We may base annuity payments on the age and sex of the annuitant under all options except Annuity Option E. We may require proof of age and sex before annuity payments begin.

If your contract value is less than $2,000 on the annuity date, we reserve the right to pay you a lump sum rather than a series of annuity payments. If any annuity payment is less than $100, we reserve the right to change the payment basis to equivalent less frequent payments.

Annuity Payment Start Date.  You can choose the month and year in which annuity payments begin. We call that date the annuity date. According to your contract, your annuity date cannot be earlier than 5 years after you buy the contract. However, we currently allow you to select an annuity date that is at least 30 days after you purchase your contract. You may choose your annuity date when you purchase your contract. You can change it at any time before the annuity date provided you give us 30 days written notice.

Annuity payments must begin by the earlier of:

(1)	The 100th birthday of the annuitant or oldest joint annuitant;

(2)	Your 100th birthday if you are not the annuitant or the 100th birthday of the oldest joint owner; or

(3)	The latest date permitted under state law.

Required Minimum Distributions for Tax-Qualified Contracts.  In order to avoid adverse tax consequences, you should begin to take distributions from your contract no later than the beginning date required by the Internal Revenue Service. These distributions can be withdrawals or annuity payments. The distributions should be at least equal to the minimum amount required by the Internal Revenue Service or paid through an annuity option that complies with the required minimum distribution rules of Internal Revenue Code Section 401(a)(9). If your contract is an individual retirement annuity, the required beginning date should be no later than April 1 of the year after you reach age 70 1/2. For qualified plans and tax-sheltered annuities, that date is no later than April 1 of the year following the later of: the year you reach age 70 1/2 or the year in which you retire. The option of deferring to retirement is not available if you are a 5% or greater owner of the employer sponsoring your qualified plan.

Investment Options and Annuity Payments.  At the annuity date, you have the same fund choices that you had in the accumulation phase and you can choose whether payments will be fixed, variable, or a combination of both. If you do not tell us otherwise, we will base your annuity payments on the investment allocations that are in place on the annuity date. Therefore, any amounts in the funds will be applied to a variable payout and any amounts in The Fixed Account will be applied to a fixed payout.

Fixed Annuity Payments.  If you choose fixed payments, the payment amount will not vary. The payment amount will depend upon the following:

•	the value of your contract on the annuity date;

•	the annuity option you elect;

•	the age and sex of the annuitant or joint annuitants, if applicable;

•	the minimum guaranteed payout rates associated with your contract; and

•	the deduction of premium taxes, if applicable.

In most states, if the single premium immediate annuity rates offered by MassMutual on the annuity date are more favorable than the minimum guaranteed rates listed in your contract, those rates will be used.

Variable Annuity Payments.  If you choose variable payments, the payment amount will vary with the investment performance of the funds. The first payment amount will depend on the following:

•	the value of your contract on the annuity date;

•	the annuity option you elect;

•	the age and sex of the annuitant or joint annuitants, if applicable;

•	the minimum guaranteed payout rates associated with your contract;

•	an assumed investment rate (AIR) of 4% per year; and

•	the deduction of premium taxes, if applicable.

Future variable payments will depend on the performance of the funds you selected. If the actual performance on an annualized basis exceeds the 4% assumed investment rate plus the deductions for expenses, your annuity payments will increase. Similarly, if the actual rate is less than 4% annualized plus the amount of the deductions, your annuity payments will decrease.

Annuity Unit Values.  In order to keep track of the value of your variable annuity payment, we use a unit of measure called an annuity unit. We calculate the number of your annuity units at the beginning of the income phase. During the income phase, the number of annuity units will not change. However, the value of your annuity units will change to reflect the investment performance of the funds you selected. The Statement of Additional Information contains more information on how annuity payments and annuity unit values are calculated.

Annuity Options.  The available annuity options are listed in this section in the Annuity Options table. We may consent to other plans of payment in addition to those listed. After annuity payments begin, you cannot change the annuity option, the frequency of annuity payments, or make withdrawals, except as described under Annuity Option E or F.

Limitation on Payment Options.  If you purchased the contract as a tax-qualified contract, the Internal Revenue Code may impose restrictions on the types of payment options that you may elect.

Annuity Options

We may consent to other plans of payment in addition to those listed, including a Joint and Last Survivor Annuity with Period Certain.

Lifetime Contingent Options
Annuity Option A – Life Income. (variable and/or fixed payments)	Number of Annuitants: one Length of Payment Period: For as long as the annuitant lives. Annuity Payments After Death: None. All payments end upon the annuitant’s death.
Annuity Option B – Life Income with Period Certain. (variable and/or fixed payments)

Number of Annuitants:  one

Length of Payment Period:  For a guaranteed period of either 5, 10 or 20 years or as long as the annuitant lives, whichever is longer.

Annuity Payments After Death:  When the annuitant dies, if there are remaining guaranteed payments, the beneficiary may elect a lump sum payment equal to the commuted value of the remaining guaranteed annuity payments.

For a fixed annuity payment under Option B, we compute the commuted value of the remaining guaranteed annuity payments at an interest rate determined by us. For a variable annuity payment under Option B, we compute the commuted value of the number of annuity units in each fund for the remainder of the guarantee period at the assumed investment rate (AIR). We multiply the commuted value of these units in each fund by the annuity unit value for that fund on the date we determine the commuted value. The commuted value will be the sum of the values determined for each fund.

Annuity Option C – Joint and Last Survivor Annuity. (variable and/or fixed payments)

Number of Annuitants:  two

Length of Payment Period:  For as long as either annuitant lives.

Annuity Payments After Death:  100% of the payment will continue to the surviving annuitant. No payments will continue after the death of both annuitants.

Annuity Option D – Joint and 2/3 Survivor Annuity. (variable and/or fixed payments)

Number of Annuitants:  two

Length of Payment Period:  For as long as either annuitant lives.

Annuity Payments After Death:  Two-thirds of the payment will continue to the surviving annuitant. No payments will continue after the death of both annuitants.

Non-Lifetime Contingent Options
Annuity Option E – Period Certain Annuity. (variable and/or fixed payments)

Number of Annuitants:  one

Length of Payment Period:  For a specified period no less than five years and no greater than 30 years.

Withdrawal Option/Switch Annuity Option:  If, after you begin receiving payments, you would like to receive all or part of the commuted value of the remaining guaranteed payments under this annuity option at any time, you may elect to receive it in a lump sum or have it applied to another annuity option. If you so elect, your future payments will be adjusted accordingly.

For a fixed annuity payment under Option E, we compute the commuted value of the remaining guaranteed annuity payments at an interest rate determined by us. For a variable annuity payment under Option E, we compute the commuted value of the number of annuity units in each fund for the remainder of the guarantee period at the assumed investment rate (AIR). We multiply the commuted value of these units in each fund by the annuity unit value for that fund on the date we determine the commuted value. The commuted value will be the sum of the values determined for each fund.

Annuity Payments After Death:  When the annuitant dies, if there are remaining guaranteed payments, the beneficiary may elect a lump sum payment equal to the commuted value of the remaining guaranteed annuity payments.

Annuity Option F – Special Income Settlement Agreement. (variable and/or fixed payments)

Number of Annuitants:  Determined in accordance with terms agreed upon in writing by both you and us.

Length of Payment Period:  Determined in accordance with terms agreed upon in writing by both you and us.

Withdrawal Option/Switch Annuity Option:  If we agree to pay you a variable annuity payment for a specified period of time under this annuity option, and after you begin receiving payments, you would like to receive all or part of the commuted value of the payments under this annuity option at any time, you may elect to receive it in a lump sum or have it applied to another annuity option. If you so elect, your future payments will be adjusted accordingly.

Annuity Payments After Death:  When the annuitant dies, if there are remaining guaranteed payments, the beneficiary may elect a lump sum payment equal to the commuted value of the remaining guaranteed annuity payments.

Death Benefit

Death of Contract Owner During the Accumulation Phase.  If you or the joint owner dies during the accumulation phase, we will pay a death benefit to your primary beneficiary. If the joint owner dies, we will treat the surviving joint owner, if any, as the primary beneficiary. We will treat any other beneficiary designation on record at the time of death as a contingent beneficiary. If joint owners die simultaneously, the death benefit will become payable.

Your beneficiary may request that the death benefit be paid under one of the death benefit options. If your surviving spouse is the sole primary beneficiary, he or she may elect to become owner of the contract.

Death Benefit Amount During the Accumulation Phase.  You may choose from three death benefits:

•	Basic death benefit;

•	Reset death benefit; or

•	Ratchet death benefit.

You will automatically receive the basic death benefit unless you select one of the other two death benefits. However, if you are age 80 or over when we issue your contract, the reset death benefit is not available. Therefore, you will automatically receive the basic death benefit unless you select the ratchet death benefit.

If you choose either the reset death benefit or the ratchet death benefit, you will pay an additional charge. You must elect your death benefit at time of issue and cannot change your choice once you elect it. If the contract is owned by a non-natural person, owner means annuitant for purposes of determining the death benefit amount.

Impact of Withdrawals on the Death Benefit Amount.  When calculating the death benefit amount payable from your contract, we reflect each withdrawal of contract value as a deduction. In some cases, the deduction equals the dollar amount of each withdrawal. We use the phrase “less any” to describe this treatment of withdrawals within our formulas. In some cases, we reflect each withdrawal of contract value as a percentage of the contract value withdrawn. We use the percentage of contract value withdrawn to lower the death benefit by the same percentage. We use the phrase “adjusted for any” to describe this treatment of withdrawals within our formulas. Because this formula uses the percent of contract value withdrawn, the reduction will be greater when the value of your contract investment choices is lower due to market performance or other variables.

Basic Death Benefit.  You will automatically receive the basic death benefit unless you select one of the other two death benefits. The basic death benefit before you or the oldest joint owner reaches age 80 will be the greater of:

(1)	your purchase payments, adjusted for* any withdrawals and any applicable charges; or

(2)	your contract value as of the business day we receive proof of death at our Retirement Income Service Center and election of the payment method.

*	For contracts issued before October 1, 2003 or in states where the post October 1, 2003 contract was still subject to state approval and implementation, the words “adjusted for” are replaced with the word “less.”

If you or the oldest joint owner reaches age 80, the basic death benefit is your contract value as of the business day we receive proof of death at our Retirement Income Service Center and election of the payment method.

References to Age.  Age is as of the nearest birthday. For example, someone 75 years and 7 months old is considered to be 76. See “Age.”

Reset Death Benefit.  If you choose the reset death benefit, and before the date you or the oldest joint owner reaches age 75, the death benefit will be the greatest of:

(1)	your purchase payments, adjusted for* any withdrawals and any applicable charges;

(2)	your contract value as of the business day we receive proof of death at our Retirement Income Service Center and election of the payment method; or

(3)	your contract value on the most recent 3 year contract anniversary, plus any subsequent purchase payments, adjusted for* any subsequent withdrawals, including any applicable charges. Your first contract anniversary is one calendar year from the date we issued your contract.

*	For contracts issued before October 1, 2003 or in states where the post October 1, 2003 contract was still subject to state approval and implementation, the words “adjusted for” are replaced with the word “less.”

If you choose the reset death benefit, and you or the oldest joint owner reaches age 75, the death benefit will be the greatest of:

(1)	your purchase payments, adjusted for* any withdrawals and any applicable charges;

(2)	your contract value as of the business day we receive proof of death at our Retirement Income Service Center and election of the payment method; or

(3)	your contract value on the most recent 3 year contract anniversary prior to the owner or the oldest joint owner reaching age 75, plus any subsequent purchase payments, adjusted for* any subsequent withdrawals, including any applicable charges. Your first contract anniversary is one calendar year from the date we issued your contract.

*	For contracts issued before October 1, 2003 or in states where the post October 1, 2003 contract was still subject to state approval and implementation, the words “adjusted for” are replaced with the word “less.”

References to Age.  Age is as of the nearest birthday. For example, someone 75 years and 7 months old is considered to be 76. See “Age.”

Charge for This Feature.  We will deduct a quarterly charge for the reset death benefit from the value of the assets in the investment choices. This charge is currently 0.10% on an annual basis of the daily value of the assets invested in the investment choices. We will deduct this charge proportionately from the investment choices you have selected. This charge is guaranteed not to exceed 0.20%.

Ratchet Death Benefit.  If you choose the ratchet death benefit, the death benefit will be the greatest of:

1)	your contract value; or

2)	the amount of purchase payments you have made to the contract reduced by an adjustment for withdrawals; or

3)	the highest anniversary value reduced by an adjustment for withdrawals and increased by any purchase payments.

The Highest Anniversary Value.   When we issue your contract your initial highest anniversary value is equal to your initial purchase payment.

On each contract anniversary prior to age 80 the highest anniversary value will be recalculated and set to equal the greater of:

a)	the most recently calculated highest anniversary value; or

b)	your contract value on the date of the recalculation.

Age 80 refers to the oldest owner’s age or, if the owner is a non-natural person, the oldest annuitant’s age.

On dates other than the contract anniversary we will recalculate the highest anniversary value each time you make a purchase payment or a withdrawal. We will increase it by any purchase payments and reduce it by an adjustment for any withdrawals.

At age 80 and above, the highest anniversary value will no longer change and will remain as last calculated except we will increase it if you make subsequent purchase payments and we will adjust it for any subsequent withdrawals. Age 80 refers to the oldest owner’s age or, if the owner is a non-natural person, the oldest annuitant’s age.

Upon death the death benefit paid will be the amount calculated and adjusted for any applicable charges on the business day we receive proof of death and an election of payment method at our Retirement Income Service Center.

References to Age.  Age is as of the nearest birthday. For example, someone 75 years and 7 months old is considered to be 76. See “Age.”

Adjustment for Withdrawals.  When we adjust purchase payments for subsequent withdrawals we look at the withdrawal amount, divide it by your contract value just prior to the withdrawal and then multiply that by the most recently adjusted purchase payments prior to the withdrawal.

When we adjust the highest anniversary value for subsequent withdrawals we look at the withdrawal amount, divide it by your contract value just prior to the withdrawal and then multiply that by the most recently calculated highest anniversary value.

We consider requests to apply part of your contract value to an annuity option as a withdrawal for purposes of calculating the death benefit amount.

Charge for This Feature.  We will deduct a quarterly charge for the ratchet death benefit from the value of the assets in the investment choices. This charge is currently 0.25% on an annual basis of the daily value of the assets invested in the investment choices. We will deduct this charge proportionately from the investment choices you have selected. This charge is guaranteed not to exceed 0.35% if you were age 60 or less when we issued your contract; 0.50% if you were age 61 through age 70 when we issued your contract; or 0.70% if you were age 71 and older when we issued your contract.

Death Benefit Payment Options During the Accumulation Phase.  The availability of certain death benefit options for tax-qualified contracts may be limited in order to comply with the required minimum distribution rules.

A beneficiary must elect to receive the death benefit under one of the following payment options, in the event you die during the accumulation phase.

Option 1 – lump sum payment of the death benefit; or

Option 2 – the payment of the entire death benefit within 5 years of the date of death; or

Option 3 – payment of the death benefit under an annuity option over the lifetime of the beneficiary or over a period not extending beyond the life expectancy of the beneficiary with distribution beginning within 1 year of the date of your death or any joint owner.

Additional Option for a Spouse Who is the Sole Primary Beneficiary.  In addition to options 1, 2 and 3, a surviving spouse who is the sole primary beneficiary under the contract may elect a lump sum payment of the death benefit, apply the death benefit to an annuity option or continue the contract. Generally, if the contract is continued then: 1) the initial value will equal the death benefit amount payable; 2) all applicable contract features and benefits will be in the surviving spouse’s name; and 3) the surviving spouse will exercise all of the contract owner’s rights under the contract. Exceptions are as follows: a) if at the time the owner purchased the contract the surviving spouse was over the maximum contract issue age then the contract cannot be continued; b) if at the time the owner purchased the contract the surviving spouse was over the maximum allowable age for electing a certain feature then the feature is not available for continuance. An election to continue the contract can only be made once while the contract is in effect.

Lump Sum Payment.  If a lump sum payment is requested, we will pay the amount within 7 days after we receive due proof of death and other necessary information at our Retirement Income Service Center unless we are required to suspend or delay payment. Payment to the beneficiary, in any form other than a lump sum, may only be elected during the 60-day period beginning with the date of receipt by us of proof of death.

Beneficiary IRA Election.  Beneficiary, Inherited, Legacy or “Stretch” IRAs are all terms used to describe an IRA that is used exclusively to distribute death proceeds of an IRA or other qualified investment to the beneficiary over that beneficiary’s life expectancy in order to meet the required minimum distribution (RMD) rules. Upon the contract owner’s death under an IRA or other qualified contract, a beneficiary(ies) may generally establish a Beneficiary IRA by either purchasing a new annuity contract or in some circumstances, by electing the Beneficiary IRA payout option under the current contract. Until withdrawn, amounts in a Beneficiary IRA or other qualified contract continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the required minimum distribution rules, are subject to tax.

Eligibility Requirements/Restrictions:

If a beneficiary(ies) elects to establish a Beneficiary IRA after the death of the contract owner, the following rules apply:

•

Only certain annuity contracts issued by us or our subsidiary companies can be used to establish a Beneficiary IRA. Additionally, the Beneficiary IRA must satisfy a certain minimum size. Please consult your registered representative for further information.

•

For existing annuity contracts with single beneficiaries issued by us or one of our affiliates, the beneficiary will have the option of electing a Beneficiary IRA payout option under the current contract or establishing a Beneficiary IRA by purchasing a new annuity contract issued by us or one of our affiliates. Should the beneficiary decide to elect the Beneficiary IRA payout option under the current contract, any withdrawals in excess of the RMD will not be subject to a contingent deferred sales charge. Should the beneficiary decide to establish a Beneficiary IRA by purchasing a new annuity contract issued by us or one of our affiliates, any withdrawals under that contract in excess of the RMD may be subject to a contingent deferred sales charge as indicated by the terms of the contract purchased.

•

For existing annuity contracts with multiple beneficiaries issued by us or one of our affiliates, a beneficiary wishing to establish a Beneficiary IRA funded by an annuity contract issued by us or one of our affiliates, must purchase a new annuity contract. Any withdrawals under that contract in excess of the RMD may be subject to a contingent deferred sales charge as indicated by the terms of the contract purchased.

•

If the existing contract was issued by a company other than us or one of our affiliates, those beneficiaries wishing to establish a Beneficiary IRA funded by an annuity contract issued by us or one of our affiliates must purchase a new annuity contract. Any withdrawals under that contract in excess of the RMD may be subject to a contingent deferred sales charge as indicated by the terms of the contract purchased.

•

The source of funds to be invested must be from a traditional IRA, SEP IRA, SIMPLE IRA, Beneficiary IRA, TSA, 401(a) or a Qualified Employee Plan (includes Pension Plan, Money Purchase Pension Plan, Profit Sharing Plan, Keogh (HR10), Target Benefit Plan).

•	Joint ownership of a Beneficiary IRA is not allowed.

•	The annuity contract will be titled in the beneficiary’s name as beneficiary for the deceased contract owner.

•

Required Minimum Distributions (RMDs) must begin by December 31st of the year following the year of the date of the contract owner’s death and will only be allowed on a quarterly or annual basis. The RMD amount will be calculated based on the beneficiary’s life expectancy and will be withdrawn on a proportional basis from all investment accounts in which funds are invested. If there is a Beneficiary IRA previously established with another carrier and an RMD is required in the current calendar year, we will process the RMD. If however, an RMD is not required in the current calendar year, an RMD will not be processed until the year it is required. Any other distributions taken during the current year will be subject to applicable contingent deferred sales charges as defined in the contract.

•

The contract value at time of issue will be equal to either the death benefit that would have been payable to the beneficiary if a lump sum distribution had been elected, or the contract value of an existing Beneficiary IRA that is being transferred to a new MassMutual annuity.

•	Additional contributions cannot be applied to the Beneficiary IRA.

•	All distributions from this contract will be paid to the Owner/Annuitant.

•

Upon the death of the annuitant of the Beneficiary IRA, a death benefit, under the terms of the contract, will be paid to the succeeding beneficiary in a lump sum or over the annuitant’s remaining life expectancy as determined by the applicable IRS table.

•

If a Beneficiary IRA is established with a new annuity contract or as a payout option under the current contract, the following optional features, generally available under certain contracts, are unavailable: the Guaranteed Minimum Accumulation Benefit, the Basic Guaranteed Minimum Income Benefit (Basic GMIB) and the Guaranteed Minimum Withdrawal Benefit. However, the Guaranteed Minimum Income Benefits called MassMutual Guaranteed Income Plus 5SM (GMIB 5) and MassMutual Guaranteed Income Plus 6SM (GMIB 6) are available if they are generally available under the contract being utilized for the Beneficiary IRA. Before choosing GMIB 5 or GMIB 6, make sure you are aware of how withdrawals in the contract may affect the feature benefits by reading a current prospectus. For example, RMDs that exceed the current contract year interest earned on your GMIB Value will reduce the GMIB Value on a pro-rata basis. If a beneficiary establishes a Beneficiary IRA with a GMIB 5 or GMIB 6 the IRS may take the position that the inclusion of these benefits will not allow the contract to meet the RMD rules in certain instances without a complete surrender of the contract. Even if the RMD rules could be met, the value of either GMIB 5 or GMIB 6 may be adversely impacted or eliminated if the beneficiary is required to commence RMDs prior to the time the GMIB 5 or GMIB 6 benefit could be exercised.

•	Additional rules may apply. Please consult your registered representative for further information.

•	We have the right to modify, suspend or terminate the Beneficiary IRA program at any time without prior notification.

Beneficiaries should consult a qualified tax advisor for advice prior to establishing a Beneficiary IRA.

Death of Contract Owner During the Income Phase.  If you or the joint owner dies during the income phase, but the annuitant is still alive, we will pay the remaining payments under the annuity option elected at least as rapidly as under the method of distribution in effect at the time of your death.

Death of Annuitant.  If the annuitant, who is not the owner or joint owner, dies during the accumulation phase, you can name a new annuitant subject to our approval. If you do not name an annuitant within 30 days of the death of the annuitant, you will become the annuitant. However, if the owner is a non-natural person we will treat the death of the annuitant as the death of the owner, and you may not name a new annuitant.

Upon the death of the annuitant on or after the annuity date, the death benefit, if any, is as specified in the annuity option elected. We will pay death benefits at least as rapidly as under the method of distribution in effect at the annuitant’s death.

Taxes

NOTE:  We have prepared the following information on taxes as a general discussion of the subject. It is not intended as tax advice to any individual. You should consult your own tax adviser about your own circumstances. We have included in the Statement of Additional Information an additional discussion regarding taxes.

Annuity Contracts in General.  Annuity contracts are a means of setting aside money for future needs – usually retirement. Congress recognized how important saving for retirement was and provided special rules in the Internal Revenue Code (Code) for annuities.

Simply stated, these rules provide that you will generally not be taxed on the earnings on the money held in your annuity contract until you take the money out. This is referred to as tax deferral.

For variable annuity contracts, tax deferral depends on the insurance company, and not you having control of the assets held in the separate accounts. You can allocate account value from one fund of the separate account to another but cannot direct the investments each fund makes. If you have too much “investor control” of the assets supporting the separate account funds, then you will be taxed on the gain in the contract as it is earned rather than when it is withdrawn.

The Internal Revenue Service (IRS) has provided some guidance on investor control but several issues remain unclear. One unanswered question is whether a contract owner can have too much investor control if the variable contract offers a large choice of funds in which to invest account values.

We do not know if the IRS will issue any guidance on this question. We do not know if any guidance would have a retroactive effect. Consequently, we reserve the right to modify the contract, as necessary, so that you will not be treated as having investor control of the assets held under the separate account.

There are different rules as to how you are taxed depending on how you take the money out and the type of contract – qualified or non-qualified (see following sections).

You, as the owner of a non-qualified annuity, will generally not be taxed on increases in the value of your contract until a distribution occurs—either as a withdrawal or as annuity payments. When you make a withdrawal, you are taxed on the amount of the withdrawal that is earnings. For annuity payments, different rules apply. A portion of each annuity payment is treated as a partial return of your purchase payments and is not taxed. The remaining portion of the annuity payment is treated as ordinary income. How the annuity payment is divided between taxable and non-taxable portions depends upon the period over which the annuity payments are expected to be made. Annuity payments received after you have recovered all of your purchase payments are fully includible in income.

Certain states treat individuals in a same-sex marriage, civil union or domestic partnership as spouses for purposes of state law. However, current federal income tax law only recognizes spouses if they are married individuals of the opposite sex. Consequently, certain transactions such as a change of ownership or continuation of the contract after death, will be reported as taxable if the individuals involved in the transaction are of the same sex, despite their treatment as spouses under state law. A tax adviser should be consulted to determine proper federal and state tax treatment of any of the transactions described above.

When a non-qualified contract is owned by a non-natural person (e.g., a corporation, limited liability company, partnership or certain other entities) the contract will generally not be treated as an annuity for tax purposes. This means that gain in the contract will be taxed each year while the contract is in the accumulation phase. This treatment is not generally applied to a contract held by a trust or other entity as an agent for a natural person. Before purchasing a contract to be owned by a non-natural person or changing ownership on an existing contract that will result in it being owned by a non-natural person, you should consult a tax adviser to determine the tax impact.

On June 7, 2001 President Bush signed into law the “Economic Growth and Tax Relief Reconciliation Act of 2001” (“EGTRRA”). Some of EGTRRA’s provisions include increased contribution limits for tax-qualified retirement plans, catch-up contribution limits for eligible participants and enhanced rollover opportunities. It is important to note that some states do not automatically conform their state income tax codes to reflect changes to the federal income tax code. Consequently, these states will not follow the provisions enacted by EGTRRA until they conform their income tax codes to the federal code. This nonconformity may result in state income tax consequences to participants of qualified retirement arrangements. Accordingly, participants of qualified retirement arrangements are urged to seek the advice of their independent tax counsel to determine whether any adverse state income tax consequences would result from their compliance with EGTRRA’s provisions.

Income Tax Withholding.  All distributions or the portion of distributions includible in your gross income may be subject to federal income tax withholding. Generally, amounts are withheld from periodic payments at the same rate as wages and at the rate of 10% from non-periodic payments. However, in most cases, you may elect not to have taxes withheld or to have withholding done at a different rate.

Effective January 1, 1993, certain distributions from tax-sheltered annuities and from retirement plans qualified under Section 401 of the Code, which are not directly rolled over to another eligible retirement plan or individual retirement account or individual retirement annuity, are subject to a mandatory 20% withholding for federal income tax. The 20% withholding requirement generally does not apply to: a) a series of substantially equal payments made at least annually for the life or life expectancy of the owner or joint and last survivor expectancy of the owner and a designated beneficiary or for a specified period of 10 years or more; or b) distributions which are required minimum distributions; or c) the portion of the distributions not includible in gross income (i.e., returns of after-tax contributions). The 20% withholding requirement also does not apply to hardship distributions from a 401(k) Plan or a tax-sheltered annuity made after December 31, 1998.

Section 1035 Tax Free Exchanges.  Section 1035 of the Code provides that a life insurance, endowment, or annuity contract may be exchanged for an annuity contract on a tax-free basis. When this type of exchange occurs, the gain in the original contract is preserved in the new contract by transferring the cost basis under the original contract to the new contract. The IRS has provided guidance that the partial exchange of an annuity contract for another annuity contract will be tax-free if no distribution is taken from either contract for a period of one year after the exchange. According to the guidance, if a distribution takes place from one of the contracts within the one year timeframe the original exchange will be treated as a failed 1035 exchange and the amount transferred will be treated as a taxable distribution. Several exceptions are provided that would allow a distribution within the one year timeframe and still allow the original exchange to be treated as a good 1035 exchange. These include becoming disabled or turning 59 1/2 between the time of the exchange and the distribution. You should consult your own tax adviser before entering into any section 1035 exchange.

Qualified and Non-Qualified Contracts.  If you purchase the contract as an individual and not under any tax-qualified retirement plan, specially sponsored program or an individual retirement annuity, your contract is referred to as a non-qualified contract.

The Code provides that multiple non-qualified annuity contracts which are issued within a calendar year to the same contract owner by one company or its affiliates are treated as one annuity contract for purposes of determining the tax consequences of any distribution. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such combination of contracts.

If you purchase the contract under a tax-qualified retirement plan, specially sponsored program, or an individual retirement annuity (IRA), your contract is referred to as a qualified contract. Examples of tax-qualified retirement plans are: deductible and non-deductible IRAs, Tax Sheltered Annuities (TSAs), and pension and profit-sharing plans, which include 401(k) plans and H.R. 10 Plans.

Withdrawals – Non-Qualified Contracts.  The Code generally treats any withdrawals (1) allocable to purchase payments made after August 13, 1982 in an annuity contract entered into prior to August 14, 1982 and (2) from an annuity contract entered into after August 13, 1982, as first coming from earnings and then from your purchase payments. The withdrawn earnings are includible in income.

The Code also provides that any amount received under an annuity contract which is included in income may be subject to a penalty. The amount of the penalty is equal to 10% of the amount that is includible in income. Some withdrawals may be exempt from the penalty. They include any amounts:

(1)	paid on or after you reach age 59 1/2;

(2)	paid to your beneficiary after you die;

(3)	paid if you become totally disabled (as that term is defined in the Code);

(4)	paid in a series of substantially equal periodic payments made annually (or more frequently) for life or your life expectancy or for the joint lives or for the joint life expectancies of you and your designated beneficiary;

(5)	paid under an immediate annuity; or

(6)	which come from purchase payments made before August 14, 1982.

Distributions After Death of Owner.  In order to be treated as an annuity contract for federal income tax purposes, Section 72(s) of the Code requires any non-qualified contract to contain certain provisions specifying how your interest in the contract will be distributed in the event of the death of an owner of the contract. Specifically, Section 72(s) requires that (a) if any owner dies on or after the annuity start date, but prior to the time the entire interest in the contract has been distributed, the entire interest in the contract will be distributed at least as rapidly as under the method of distribution being used as of the date of such owner’s death; and (b) if any owner dies prior to the annuity start date, the entire interest in the contract will be distributed within five years after the date of such owner’s death. These requirements will be considered satisfied as to any portion of an owner’s interest which is payable to or for the benefit of a designated beneficiary and which is distributed over the life of such designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary, provided that such distributions begin within one year of the owner’s death. The designated beneficiary refers to a natural person designated by the owner as a beneficiary and to whom ownership of the contract passes by reason of death. However, if the designated beneficiary is the surviving spouse of the deceased owner, the contract may be continued with the surviving spouse as the new owner. The non-qualified contracts contain provisions that are intended to comply with these Code requirements, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the applicable requirements when such requirements are clarified by regulation or otherwise.

Withdrawals – Qualified Contracts.  If you have no cost basis for your interest in a tax-qualified contract, the full amount of any distribution is taxable to you as ordinary income. If you do have a cost basis for your interest, a portion of the distribution is taxable, generally based on the ratio of your cost basis to your total contract value. Special tax rules may be available for certain distributions from a qualified contract.

Section 72(t) of the Code imposes a 10% penalty tax on the taxable portion of any distribution from tax-qualified retirement plans, including contracts issued and qualified under Code Sections 401 (Pension and Profit-Sharing

Plans), 408 (Individual Retirement Annuities – IRAs), 403 (Tax-Sheltered Annuity), and 408A (Roth IRAs). Exceptions from the penalty tax are as follows:

•	distributions made on or after you reach age 59 1/2;

•	distributions made after your death or disability (as defined in Code Section 72(m)(7));

•

after severance from employment, distributions that are part of a series of substantially equal periodic payments made not less frequently than annually for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated beneficiary (in applying this exception to distributions from IRAs, a severance from employment is not required);

•	distributions made after severance from employment if you have reached age 55 (not applicable to distributions from IRAs);

•	distributions made to you up to the amount allowable as a deduction to you under Code Section 213 for amounts you paid during the taxable year for medical care;

•	distributions made on account of an IRS levy made on a tax-qualified retirement plan or IRA;

•	distributions made to an alternate payee pursuant to a qualified domestic relations order (not applicable to distributions from IRAs);

•

distributions from an IRA for the purchase of medical insurance (as described in Code Section 213(d)(1)(D)) for you and your spouse and dependents if you received unemployment compensation for at least 12 weeks and have not been re-employed for at least 60 days;

•	certain qualified reservist distributions;

•	distributions from an IRA to the extent they do not exceed your qualified higher education expenses (as defined in Code Section 72(t)(7)) for the taxable year; and

•	distributions from an IRA which are qualified first-time home buyer distributions (as defined in Code Section 72(t)(8)).

Generally, distributions from a tax-qualified retirement plan, including TSAs and IRAs, must begin no later than April 1st of the calendar year following the later of (a) the year in which you attain age 70 1/2 or (b) the calendar year in which you retire. The date set forth in (b) does not apply to an IRA. Required distributions do not apply to a Roth IRA during your lifetime. Required distributions must be over a period not exceeding your life expectancy or the joint lives or joint life expectancies of you and your designated beneficiary. Under the Code Section 401(a)(9) regulations, required distributions may be made over joint lives or joint life expectancies if your designated beneficiary is your spouse who is more than 10 years younger than you. If required minimum distributions are not made, a 50% penalty tax is imposed on the amount that should have been distributed.

The regulations under Code section 401(a)(9) include a provision that could increase the dollar amount of required minimum distributions for individuals who fund their IRA, 403(b) Tax- Sheltered Annuity or tax-qualified retirement plan with an annuity contract. During the accumulation phase of the annuity contract, Treasury Regulations section 1.401(a)(9)-6, Q&A-12 requires that individuals add the actuarial present value of any additional benefits provided under the annuity (such as certain living or death benefits) to the dollar amount credited to the owner or beneficiary under the contract in order to determine the fair market value of the contract. A larger fair market value will result in the calculation of a higher required minimum distribution amount. Please consult a tax adviser to determine how this may impact your specific circumstances. More details can be found in the Statement of Additional Information.

On December 23, 2008, President Bush signed the “Worker, Retiree, and Employer Recovery Act of 2008.” This new legislation allows many qualified plan participants, IRA owners, and beneficiaries under these plans the option to suspend or not take their 2009 required minimum distribution (RMD). The RMD relief does not apply to defined benefit plans and IRAs funded with immediate annuities. Additionally the relief does not apply to RMDs for the 2008 tax year. If 2008 is the first year of your minimum distribution and you delayed taking one until April 1, 2009, you are still required to receive that RMD amount. The RMD relief also does not apply to the 2010 tax year. If 2009 is the first year of your minimum distribution a distribution does not need to be taken by April 1, 2010 but a RMD is required to be taken for 2010 by December 31, 2010.

Since the suspension of RMD payments in 2009 is optional, we will continue all active systematic RMD programs unless otherwise requested by the contract owner or financial professional.

RMD distributions for 2009 that have already been received may be eligible to be rolled over to another eligible retirement plan including an IRA. However, distributions from a qualified plan that are no longer RMD payments based on the new legislation may not be eligible to be rolled over if they are part of a series of substantially equal periodic payments for life or for a specific period of ten or more years. Additionally IRA owners are only allowed one rollover per year and it must be accomplished within 60 days of receiving the eligible rollover payment.

Withdrawals – Tax-Sheltered Annuities.  Recently issued IRS regulations make significant changes to the requirements that must be met in order for a Tax-Sheltered Annuity (TSA) plan to qualify under section 403(b). Effective January 1, 2009, all TSA plans must have a written plan document which specifies the requirements that each contract must meet in order to be qualified under the plan. In addition, the document must provide a list of the providers and contracts that are permitted to be purchased by TSA plan participants under the plan. TSA plan participants should be aware that if a TSA plan removes the provider or specific contract type that the TSA plan participant owns from its approved list, the TSA plan participant may be restricted from making further salary reduction contributions into that contract. TSA plans also have the right to restrict the ability to take loans and hardship withdrawals from a TSA contract. Because a participant may own more than one TSA contract, before we process a transaction we may require the TSA plan to approve the transaction to ensure that rules regarding loans, hardships and distribution restrictions are met. TSA plan participants should contact their individual TSA Plan to determine the specific rules that apply to them.

Generally an exchange may only be done when the TSA plan allows TSA exchanges under its plan and the provider of the new TSA contract agrees to share information with the TSA plan to ensure that the requirements of the TSA plan are met. Given this restriction, before a TSA exchange is processed, the TSA plan is required to approve the transaction or provide a list of vendors for which it has an information sharing agreement (ISA). Additionally, because most of the regulations were not effective until 2009, there was great uncertainty about their application to contract exchanges that took place between September 24, 2007 and January 1, 2009. Because of this uncertainty, it is possible that an exchange that took place prior to January 1, 2009 caused a TSA plan participant to incur taxation on the value of the contract. However, it is also possible that such an exchange did not have adverse tax consequences. If a TSA participant exchanged a contract to a TSA contract with a provider that does not have an ISA with the TSA plan, the participant has until July 1, 2009 to avoid adverse tax consequences by exchanging the contract for a TSA contract with which the TSA plan does have an ISA.

The Code limits the withdrawal of purchase payments made by TSA plan participants through salary reductions from certain TSAs. Withdrawals of salary reduction amounts and their earnings can be made when a TSA plan participant:

(1)	reaches age 59 1/2;

(2)	has a severance from employment;

(3)	dies;

(4)	becomes disabled, as that term is defined in the Code; or

(5)	the TSA plan terminates (starting 1/1/09).

In the case of hardship, the TSA plan participant can only withdraw the purchase payments and not any earnings. The TSA plan participant is required to suspend salary reduction contributions to any other TSA contract for a six-month period following the date of hardship distribution.

TSA contract value as of December 31, 1988 and contract amounts attributable to service with a former employer are not subject to these restrictions. Additionally, return of “excess contributions” or amounts paid to a spouse as a result of a qualified domestic relations order are not subject to these restrictions.

TSA contracts issued January 1, 2009 and after are subject to distribution restrictions on employer contributions. These restrictions are determined by the TSA plan and can be based on criteria such as completing years of service or attaining a stated age.

Withdrawal Restrictions – 457(b) Deferred Compensation Plan.  Amounts may not be paid to a participant of a 457(b) deferred compensation plan prior to the participant’s:

•	attainment of age 70 1/2;

•	severance from employment;

•	incurring an unforeseeable emergency; or

•	compliance with a qualified domestic relations order (QDRO).

In certain circumstances, amounts may also be distributed upon termination of the deferred compensation plan or if the contract contains $5,000 or less, as provided by the plan.

Governmental 457(b) deferred compensation plans are subject to the required minimum distribution rules of Code Section 401(a)(9). The sections of this prospectus and the statement of additional information related to qualified contracts contain more detailed information regarding these rules.

Non-Resident Aliens.  Generally, a pre-death distribution from a contract to a non-resident alien is subject to federal tax withholding at a rate of 30% of the amount of income that is distributed. A “non-resident alien” is a person who is neither a citizen, nor a resident, of the United States of America (U.S.). We are required to withhold the tax and send it to the Internal Revenue Service. Some distributions to non-resident aliens may be subject to a lower (or no) tax if a treaty applies. In order to obtain the benefits of such a treaty, the non-resident alien must claim the treaty benefit on Form W-8BEN, providing us with: (1) proof of residency (in accordance with Internal Revenue Service requirements); and (2) a U.S. individual taxpayer identification number. If the non-resident alien does not meet the above conditions, we will withhold 30% of the income from the distribution.

Other Information

Terminal Illness Benefit

In most states, you may elect to receive payment under your Terminal Illness Benefit. We will require written proof that you are terminally ill and not expected to live more than 12 months. This proof will include certification by a licensed medical practitioner performing within the scope of his/her license. You may not be the licensed medical practitioner, nor can the medical practitioner be your parent, spouse or child. We may also impose additional requirements.

We will determine the amount of payment when we receive your written request. The Terminal Illness Benefit will equal the death benefit we would pay out on your contract. Payment of the Terminal Illness Benefit will terminate the contract. If joint owners are named, we will use the age of the oldest to determine the Terminal Illness Benefit. If the contract is owned by a non natural person, the Terminal Illness Benefit applies to the annuitant.

Distribution

The contracts are sold by both registered representatives of MML Investors Services, Inc. (MMLISI), a subsidiary of MassMutual, and by registered representatives of other broker-dealers who have entered into distribution agreements with MML Distributors, LLC (MML Distributors), a subsidiary of MassMutual. Pursuant to separate underwriting agreements with C.M. Life and the separate account, MMLISI serves as principal underwriter of the contracts sold by its registered representatives and MML Distributors serves as principal underwriter of the contracts sold by registered representatives of other broker-dealers who have entered into distribution agreements with MML Distributors.

Both MMLISI and MML Distributors are registered with the Securities and Exchange Commission as broker-dealers under the Securities Exchange Act of 1934 and are members of the Financial Industry Regulatory Authority (FINRA). Commissions for sales of the contract by MMLISI registered representatives are paid on behalf of MMLISI to its registered representatives. Commissions for sales of the contract by registered representatives of other broker-dealers are paid on behalf of MML Distributors to those broker-dealers. MMLISI and MML Distributors also receive compensation for their actions as principal underwriters of the contracts.

Additional Compensation Paid to MMLISI.  Most MMLISI registered representatives are also MassMutual insurance agents, and as such, are eligible for certain cash and non-cash benefits from MassMutual. Cash compensation includes bonuses and allowances based on factors such as sales, productivity and persistency. Non-cash compensation includes various recognition items such as prizes and awards as well as attendance at, and payment of the costs associated with attendance at, conferences, seminars and recognition trips. Sales of this contract may help these registered representatives and their supervisors qualify for such benefits.

Additional Compensation Paid to Certain Broker-Dealers.  We and MML Distributors make additional commission payments to certain broker-dealers in the form of asset-based payments and sales-based payments. We also make cash payments and non-cash payments to certain broker-dealers. The asset-based and sales-based payments are made to participate in those broker-dealers’ preferred provider programs or marketing support programs, or to otherwise promote this contract. Asset-based payments are based on the value of the assets in the MassMutual contracts sold by that broker-dealer. Sales-based payments are paid on each sale of the contract and each subsequent purchase payment applied to the contract. Cash payments are made to attend sales conferences and educational seminars sponsored by certain broker-dealers. Non-cash payments include various promotional items. The total compensation paid for the sale of this contract, including commissions and cash payments, may range up to 8.0% of purchase payments made to a contract and/or 1.50% of contract value annually. For a list of the broker-dealers to whom we currently pay additional compensation for selling this contract, visit www.massmutual.com/legal/compagreements or call our Retirement Income Service Center at the number shown on page 1 of this prospectus.

The additional compensation arrangements described in the preceding paragraphs are not offered to all broker-dealers and the terms of such arrangements may differ among broker-dealers. Some broker-dealers may receive two or more of these payments. Such payments may give us greater access to the registered representatives of the broker-dealers that receive such compensation or may influence the way that a broker-dealer markets the contract. Any such compensation will be paid by MML Distributors or us and will not result in any additional direct charge to you.

The additional compensation arrangements may provide a registered representative with an incentive to sell this contract over other available variable annuity contracts whose issuers do not provide such compensation or who provide lower levels of such compensation. You may want to take these compensation arrangements into account when evaluating any recommendations regarding this contract. You may contact your broker-dealer or registered representative to find out more information about the compensation they may receive in connection with your purchase of a contract.

We intend to recoup a portion of the cash and non-cash compensation payments that we make through the assessment of certain charges described in this prospectus. We may also use some of the 12b-1 distribution fee payments and other payments that we receive from certain funds to help us make these cash and non-cash payments.

Special Arrangements

For certain group or sponsored arrangements there may be expense savings that could be passed on to the customer because our cost for sales, administration, and mortality generally vary with the size of the customer. We will consider factors such as the size of the group, the nature of the sale, the expected purchase payment volume, and other factors we consider significant in determining whether to reduce charges. Subject to applicable state laws and regulations, we reserve the right to reduce the mortality and expense risk charge, the administrative charge, the annual contract maintenance charge or any other charge that is appropriate to reflect any expense savings. We will make any reductions according to our rules in effect when an application for a contract is approved. We may change these rules from time to time. Any reduction in charges will reflect differences in costs or services, and will not be unfairly discriminatory.

We reserve the right to modify or terminate this arrangement.

Electronic Transmission of Application Information

Subject to state availability, upon agreement with a limited number of broker-dealers and in certain conditions, we will accept electronic data transmissions of application information. Contact our Retirement Income Service Center for more information.

Assignment

In certain states, you cannot assign the contract without our approval. We will refuse or accept any request to assign this contract on a non-discriminatory basis. Please refer to your contract.

We must receive written notice of the assignment for any assignment we allow to be binding on us. We will not be liable for any payment or other action we take in accordance with the contract before we receive notice of the assignment. We are not responsible for the validity of an assignment. You may be subject to tax consequences if you assign your contract.

If the contract is issued pursuant to a qualified plan, there may be limitations on your ability to assign the contract. If you assign your contract, your rights may only be exercised with the consent of the assignee of record.

Voting Rights

We are the legal owner of the fund shares. However, when a fund solicits proxies in conjunction with a vote of shareholders, it is required to obtain from you and other owners, instructions as to how to vote those shares. When we receive those instructions, we will vote all of the shares, for which we have not received voting instructions, in proportion to those instructions. This will also include any shares that we own on our own behalf. This may result in a small number of contract owners controlling the outcome of the vote. If we determine that we are no longer required to comply with the above, we will vote the shares in our own right.

During the accumulation phase of your contract and while the annuitant is living, we determine the number of shares you may vote by dividing your contract value in each fund, if any, by $100. Fractional shares are counted. During the income phase or after the annuitant dies, we determine the number of shares you may vote based on our liability for future variable monthly annuity payments.

Changes to the Contract

We reserve the right to amend the contract to meet the requirements of applicable federal or state laws or regulations, or as otherwise provided in the contract. We will notify you by written notice of such amendments.

Suspension of Payments or Transfers

We may be required to suspend or postpone payments for withdrawals or transfers from the funds for any period when:

•	the New York Stock Exchange is closed (other than customary weekend and holiday closings); or

•	trading on the New York Stock Exchange is restricted; or

•	an emergency exists as a result of which disposal of shares of the funds is not reasonably practicable or we cannot reasonably value the shares of the funds; or

•	during any other period when the Securities and Exchange Commission, by order, so permits for your protection.

We reserve the right to defer payment for a withdrawal from The Fixed Account for the period permitted by law but not for more than six months.

Termination of Contract

We will terminate your contract upon the occurrence of any of the following events: 1) the date of the last annuity payment; 2) the date payment is made of the entire contract value; 3) the date of the last payment upon death to the last beneficiary; or 4) the date your contract is returned under the right to examine contract provision.

Anti-Money Laundering

Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to block a contract owner’s ability to make certain transactions and thereby refuse to accept any request for transfers, withdrawals, or death benefits, until instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your contract to government regulators.

Legal Proceedings

C.M. Life Insurance Company (C.M. Life) is involved in litigation arising in and out of the normal course of business, which seek both compensatory and punitive damages. While C.M. Life is not aware of any actions or allegations that should reasonably give rise to a material adverse impact to C.M. Life’s financial position or liquidity, the outcome of litigation cannot be foreseen with certainty. It is the opinion of management that the ultimate resolution of these matters will not materially impact C.M. Life’s financial position or liquidity. However, the outcome of a particular proceeding may be material to C.M. Life’s operating results for a particular period depending upon, among other factors, the size of the loss or liability and the level of C.M. Life’s income for the period.

C.M. Life and Massachusetts Mutual Life Insurance Company (MassMutual), together with numerous other defendants, were named in an adversary proceeding in the Enron bankruptcy. In 2008, this matter was resolved between the parties with no additional adverse impact to C.M. Life.

In 2005, C.M. Life received final approval of a nationwide class action settlement involving alleged insurance sales practices claims. In 2006, all appeals to this settlement were resolved. The settlement class included all policyholders, with certain limited exceptions, who have or had an ownership interest in permanent life policies or term life policies issued between January 1, 1983 and December 31, 2003. Through December 31, 2008, C.M. Life had paid $35 million resulting from this settlement.

C.M. Life and MassMutual are subject to governmental and administrative proceedings and regulatory inquiries, examinations and investigations in the ordinary course of its business. In connection with regulatory inquiries, examinations and investigations, C.M. Life and MassMutual have been contacted by various regulatory agencies including among others, the Securities and Exchange Commission, U.S. Department of Labor, Financial Industry Regulatory Authority and various state insurance departments and state attorneys general. C.M. Life has cooperated fully with these regulatory agencies with regard to their inquiries, examinations and investigations and has responded to information requests and comments.

Recent market volatility in the financial services industry has contributed to increased scrutiny of the entire financial services industry. Therefore, C.M. Life believes that it is reasonable to expect that proceedings, regulatory inquiries, examinations and investigations into the insurance and financial services industries will continue for the foreseeable future and may result in new industry-wide legislation, rules, and regulations that could significantly affect the insurance and financial services industries as a whole. It is the opinion of management that the ultimate resolution of these regulatory inquiries, examinations and investigations will not materially impact C.M. Life’s financial position or liquidity. The outcome of a particular matter may be material to C.M. Life’s operating results for a particular period depending upon, among other factors, the financial impact of the matter and the level of C.M. Life’s income for the period.

Financial Statements

We have included our company statutory financial statements and those of the separate account in the Statement of Additional Information.

Additional Information

For further information about the contract, you may obtain a Statement of Additional Information. You can call the telephone number indicated on the cover page or you can write to us. For your convenience we have included a form for that purpose.

The Table of Contents of this statement is as follows:

1.	Company

2.	Custodian

3.	Assignment of Contract

4.	Distribution and Administration

5.	Purchase of Securities Being Offered

6.	Accumulation Units and Unit Value

7.	Transfers During the Income Phase

8.	Payment of Death Benefit

9.	Annuity Payments

10.	Federal Tax Matters

11.	Experts

12.	Financial Statements

[THIS PAGE INTENTIONALLY LEFT BLANK]

To:	MassMutual Financial Group

Annuity Service Center HUB

P.O. Box 9067

Springfield, MA 01102-9067

Please send me the Statement of Additional Information for C.M. Life Insurance Company’s Panorama Passage® (AN9500SAI) .

Name

Address

City	State	Zip

Telephone

[THIS PAGE INTENTIONALLY LEFT BLANK]

Appendix A

Condensed Financial Information

The following schedules include accumulation unit values for the periods indicated. We have extracted this data from the separate account’s audited financial statements. You should read this information in conjunction with the separate account’s audited financial statements and related notes that are included in the Statement of Additional Information.

Accumulation Unit Values – For Contracts Purchased Before May 1, 2003

Sub-Account	Dec. 31, 2008	Dec. 31, 2007	Dec. 31, 2006	Dec. 31, 2005	Dec. 31, 2004	Dec. 31, 2003	Dec. 31, 2002	Dec. 31, 2001	Dec. 31, 2000	Dec. 31, 1999	Value at Inception Date
AIM V.I. Financial Services	$4.67	$11.69	$15.26	$13.30	$12.74	$11.90	$9.32	$11.12	$12.53	—	$10.00	(b)
AIM V.I. Global Health Care	9.23	13.13	11.91	11.49	10.78	10.18	8.08	10.86	12.61	—	10.00	(b)
AIM V.I. Technology	1.76	3.21	3.03	2.78	2.76	2.68	1.87	3.58	6.70	—	10.00	(b)
Calvert Social Balanced	—	—	—	9.90	9.51	8.91	7.58	8.76	9.56	—	10.00	(b)
Fidelity VIP Contrafund	10.01	17.68	15.26	13.87	12.04	10.58	8.36	9.36	10.83	11.77	10.00	(a)
Fidelity VIP Growth Opportunities	—	—	—	8.12	7.57	7.17	5.62	7.30	8.66	10.61	10.00	(a)
ING Global Real Estate(h)	7.08	10.07	12.21	—	—	—	—	—	—	—	10.00	(e)
Janus Aspen Balanced	—	—	—	10.64	10.00	9.36	8.33	9.03	9.62	—	10.00	(b)
MFS Investors Trust	—	—	—	9.77	9.24	8.42	7.00	8.99	10.86	11.03	10.00	(a)
MFS New Discovery	—	—	—	13.89	13.39	12.76	—	—	—	—	10.00	(d)
MML Aggressive Allocation	6.78	—	—	—	—	—	—	—	—	—	10.00	(g)
MML AllianceBernstein Large Cap Growth(m)	5.59	9.59	8.57	8.29	7.97	7.83	5.99	8.70	10.74	12.26	10.00	(a)
MML AllianceBernstein Small/Mid Cap Value	9.96	16.40	20.37	17.25	16.10	13.21	—	—	—	—	10.00	(d)
MML American Century Income & Growth	7.59	11.81	12.08	10.47	10.16	9.13	7.16	9.01	9.99	11.34	10.00	(a)
MML American Century Mid Cap Value	13.39	18.00	18.70	16.24	15.70	13.93	10.97	12.74	11.46	9.85	10.00	(a)
MML Babson Blend	9.03	11.87	11.37	10.33	10.01	9.35	8.00	9.17	9.88	10.03	10.00	(a)
MML Babson Enhanced Index Core Equity	7.31	11.83	11.50	10.05	9.67	8.85	7.07	9.17	—	—	10.00	(c)
MML Babson Inflation-Protected and Income	10.78	11.44	10.80	10.86	10.85	10.36	—	—	—	—	10.00	(d)
MML Babson Managed Bond	14.64	14.52	13.76	13.41	13.30	12.92	12.42	11.63	10.94	9.99	10.00	(a)
MML Balanced Allocation	7.79	—	—	—	—	—	—	—	—	—	10.00	(g)
MML Capital Guardian Asset Allocation	10.15	14.79	14.84	13.30	12.37	11.59	—	—	—	—	10.00	(d)
MML Capital Guardian Growth & Income	8.92	15.12	15.40	14.20	13.62	12.52	—	—	—	—	10.00	(d)
MML Conservative Allocation	8.20	—	—	—	—	—	—	—	—	—	10.00	(g)
MML Davis Large Cap Value	7.42	12.41	12.09	10.74	9.97	9.05	7.09	8.59	9.82	—	10.00	(b)
MML Emerging Growth	3.78	6.60	5.69	5.48	5.51	4.88	3.39	5.99	7.27	—	10.00	(b)
MML Equity Index	6.91	11.18	10.79	9.50	9.22	8.48	6.72	8.80	10.18	11.42	10.00	(a)
MML Growth Allocation	7.15	—	—	—	—	—	—	—	—	—	10.00	(g)
MML Legg Mason Concentrated Growth	5.28	13.34	11.75	11.27	10.14	8.70	7.33	8.82	11.43	14.18	10.00	(a)
MML Moderate Allocation	7.58	—	—	—	—	—	—	—	—	—	10.00	(g)
MML Money Market	10.05	—	—	—	—	—	—	—	—	—	10.00	(g)
MML NASDAQ-100®	2.75	4.79	4.10	3.89	3.90	3.59	2.45	3.99	6.05	—	10.00	(b)

Sub-Account	Dec. 31, 2008	Dec. 31, 2007	Dec. 31, 2006	Dec. 31, 2005	Dec. 31, 2004	Dec. 31, 2003	Dec. 31, 2002	Dec. 31, 2001	Dec. 31, 2000	Dec. 31, 1999	Value at Inception Date
MML Neuberger Berman Global(l)	$5.50	$9.83	$9.62	$8.69	$8.33	$8.07	$6.61	$9.01	$11.79	$14.18	$10.00	(a)
MML Oppenheimer Small Cap Equity	9.30	15.29	15.71	14.43	14.67	12.80	9.90	11.39	11.19	9.99	10.00	(a)
MML Oppenheimer Small Company Opportunities(i)	11.07	18.60	20.32	17.86	16.34	13.96	9.96	10.80	—	—	10.00	(c)
MML Oppenheimer/Bernstein Equity	6.74	11.71	11.43	9.83	9.68	8.48	6.75	8.52	10.14	10.00	10.00	(a)
MML Small Cap Index	11.45	16.94	17.29	15.23	14.83	12.78	8.86	11.32	11.26	11.89	10.00	(a)
MML T. Rowe Price Blue Chip Growth	9.07	16.00	14.42	13.37	12.81	11.96	—	—	—	—	10.00	(d)
MML T. Rowe Price Equity Income	10.63	16.81	16.54	14.11	13.78	12.17	—	—	—	—	10.00	(d)
MML T. Rowe Price Growth Equity(j)	4.57	8.10	7.88	7.85	7.67	7.42	6.13	8.61	11.68	12.69	10.00	(a)
MML T. Rowe Price Mid-Cap Growth	12.37	21.00	18.24	17.34	15.34	13.16	9.65	12.44	12.74	12.04	10.00	(a)
MML Templeton Foreign	9.41	16.20	14.49	11.91	10.97	9.40	7.21	8.99	10.86	11.30	10.00	(a)
MML W&R/Wellington Small Cap Growth Equity	9.92	16.38	15.17	14.11	12.84	11.51	7.86	10.77	12.53	14.77	10.00	(a)
Oppenheimer Balanced(k)	7.54	13.54	13.24	12.09	11.81	10.89	8.84	10.02	9.95	—	10.00	(b)
Oppenheimer Capital Appreciation	7.08	13.20	11.74	11.04	10.66	10.12	7.84	10.88	12.64	12.85	10.00	(a)
Oppenheimer Global Securities	12.50	21.21	20.25	17.46	15.51	13.21	9.37	12.22	14.10	13.62	10.00	(a)
Oppenheimer High Income(k)	2.74	13.03	13.24	12.28	12.18	11.35	9.29	9.66	9.62	10.14	10.00	(a)
Oppenheimer International Growth	9.91	17.53	15.80	12.26	10.91	9.40	6.35	9.02	12.10	13.56	10.00	(a)
Oppenheimer Main Street	7.04	11.61	11.28	9.96	9.54	8.84	7.08	8.85	10.00	11.13	10.00	(a)
Oppenheimer MidCap	5.27	10.50	10.02	9.88	8.93	7.57	6.12	8.60	12.70	14.52	10.00	(a)
Oppenheimer Money(f)	11.68	11.53	11.15	10.81	10.67	10.72	10.80	10.80	10.56	10.09	10.00	(a)
Oppenheimer Strategic Bond	13.78	16.31	15.09	14.25	14.09	13.16	11.31	10.69	10.35	10.23	10.00	(a)
Panorama Growth	6.29	10.36	10.03	8.88	8.47	7.87	6.30	7.89	8.96	10.42	10.00	(a)
Panorama Total Return	7.14	11.81	11.33	10.29	9.97	9.24	7.75	9.19	10.03	10.44	10.00	(a)
PIMCO CommodityRealReturn Strategy	6.31	11.40	9.40	—	—	—	—	—	—	—	10.00	(e)
Scudder VIT EAFE Equity Index	—	—	—	—	7.73	6.59	5.01	6.49	8.75	—	10.00	(b)

(a)	Commencement of public offering was October 1, 1999.
(b)	Commencement of public offering was May 1, 2000.
(c)	Commencement of public offering was May 1, 2001.
(d)	Commencement of public offering was May 1, 2003.
(e)	Commencement of public offering was May 1, 2006.
(f)	This sub-account is unavailable in contracts issued on or after January 19, 2008.
(g)	Commencement of public offering was January 19, 2008.
(h)	This sub-account is now known as ING Clarion Global Real Estate.
(i)	Effective May 1, 2009, MML Oppenheimer Small Company Opportunities was merged into MML Oppenheimer Small Cap Equity.
(j)	Effective May 1, 2009, MML T. Rowe Price Growth Equity was merged into MML T. Rowe Price Blue Chip Growth.
(k)	Unavailable in contracts issued on or after May 1, 2009. For contracts issued prior to May 1, 2009, you may not allocate any new money to this sub-account via purchase payments or transfers.
(l)	This sub-account is now known as MML MFS® Global.
(m)	This sub-account is now known as MML Rainier Large Cap Growth.

Accumulation Unit Values – For Contracts Purchased On or After May 1, 2003

Sub-Account	Dec. 31, 2008	Dec. 31, 2007	Dec. 31, 2006	Dec. 31, 2005	Dec. 31, 2004	Dec. 31, 2003	Dec. 31, 2002	Dec. 31, 2001	Dec. 31, 2000	Dec. 31, 1999	Value at Inception Date
AIM V.I. Financial Services	$4.63	$11.60	$15.17	$13.24	$12.71	$11.89	—	—	—	—	$10.00	(b)
AIM V.I. Global Health Care	9.15	13.03	11.84	11.44	10.76	10.17	—	—	—	—	10.00	(b)
AIM V.I. Technology	1.74	3.19	3.01	2.77	2.76	2.68	—	—	—	—	10.00	(b)
Calvert Social Balanced	—	—	—	9.85	9.48	8.90	—	—	—	—	10.00	(b)
Fidelity VIP Contrafund	9.92	17.55	15.17	13.81	12.00	10.57	—	—	—	—	10.00	(a)
Fidelity VIP Growth Opportunities	—	—	—	8.08	7.55	7.17	—	—	—	—	10.00	(a)
ING Global Real Estate(h)	7.05	10.04	12.20	—	—	—	—	—	—	—	10.00	(e)
Janus Aspen Balanced	—	—	—	10.59	9.98	9.35	—	—	—	—	10.00	(b)
MFS Investors Trust	—	—	—	9.73	9.22	8.41	—	—	—	—	10.00	(a)
MFS New Discovery	—	—	—	13.83	13.36	12.75	—	—	—	—	10.00	(d)
MML Aggressive Allocation	6.77	—	—	—	—	—	—	—	—	—	10.00	(g)
MML AllianceBernstein Large Cap Growth(m)	5.54	9.52	8.52	8.26	7.94	7.82	—	—	—	—	10.00	(a)
MML AllianceBernstein Small/Mid Cap Value	9.87	16.27	20.26	17.18	16.06	13.19	—	—	—	—	10.00	(d)
MML American Century Income & Growth	7.52	11.72	12.01	10.43	10.13	9.12	—	—	—	—	10.00	(a)
MML American Century Mid Cap Value	13.27	17.86	18.59	16.17	15.65	13.92	—	—	—	—	10.00	(a)
MML Babson Blend	8.95	11.78	11.31	10.28	9.99	9.34	—	—	—	—	10.00	(a)
MML Babson Enhanced Index Core Equity	7.24	11.75	11.44	10.01	9.64	8.84	—	—	—	—	10.00	(c)
MML Babson Inflation-Protected and Income	10.68	11.36	10.74	10.81	10.82	10.35	—	—	—	—	10.00	(d)
MML Babson Managed Bond	14.51	14.41	13.68	13.36	13.27	12.91	—	—	—	—	10.00	(a)
MML Balanced Allocation	7.78	—	—	—	—	—	—	—	—	—	10.00	(g)
MML Capital Guardian Asset Allocation	10.06	14.68	14.75	13.24	12.34	11.58	—	—	—	—	10.00	(d)
MML Capital Guardian Growth & Income	8.84	15.01	15.31	14.14	13.58	12.51	—	—	—	—	10.00	(d)
MML Conservative Allocation	8.19	—	—	—	—	—	—	—	—	—	10.00	(g)
MML Davis Large Cap Value	7.36	12.32	12.02	10.69	9.95	9.04	—	—	—	—	10.00	(b)
MML Emerging Growth	3.74	6.55	5.65	5.46	5.50	4.87	—	—	—	—	10.00	(b)
MML Equity Index	6.84	11.09	10.73	9.46	9.20	8.47	—	—	—	—	10.00	(a)
MML Growth Allocation	7.14	—	—	—	—	—	—	—	—	—	10.00	(g)
MML Legg Mason Concentrated Growth	5.23	13.24	11.69	11.22	10.11	8.69	—	—	—	—	10.00	(a)
MML Moderate Allocation	7.57	—	—	—	—	—	—	—	—	—	10.00	(g)
MML Money Market	10.03	—	—	—	—	—	—	—	—	—	10.00	(g)
MML NASDAQ-100®	2.72	4.75	4.07	3.88	3.89	3.58	—	—	—	—	10.00	(b)
MML Neuberger Berman Global(l)	5.45	9.76	9.57	8.66	8.31	8.07	—	—	—	—	10.00	(a)
MML Oppenheimer Small Cap Equity	9.22	15.17	15.61	14.37	14.63	12.79	—	—	—	—	10.00	(a)
MML Oppenheimer Small Company Opportunities(i)	10.97	$18.46	$20.20	$17.79	$16.30	$13.95	—	—	—	—	$10.00	(c)

Sub-Account	Dec. 31, 2008	Dec. 31, 2007	Dec. 31, 2006	Dec. 31, 2005	Dec. 31, 2004	Dec. 31, 2003	Dec. 31, 2002	Dec. 31, 2001	Dec. 31, 2000	Dec. 31, 1999	Value at Inception Date
MML Oppenheimer/Bernstein Equity	$6.68	11.63	11.37	9.79	9.65	8.47	—	—	—	—	10.00	(a)
MML Small Cap Index	11.35	16.81	17.19	15.17	14.79	12.77	—	—	—	—	10.00	(a)
MML T. Rowe Price Blue Chip Growth	8.99	15.88	14.33	13.31	12.77	11.95	—	—	—	—	10.00	(d)
MML T. Rowe Price Equity Income	10.53	16.68	16.45	14.05	13.74	12.16	—	—	—	—	10.00	(d)
MML T. Rowe Price Growth Equity(j)	4.53	8.04	7.83	7.81	7.65	7.41	—	—	—	—	10.00	(a)
MML T. Rowe Price Mid-Cap Growth	12.26	20.84	18.13	17.27	15.30	13.14	—	—	—	—	10.00	(a)
MML Templeton Foreign	9.32	16.08	14.41	11.86	10.94	9.39	—	—	—	—	10.00	(a)
MML W&R/Wellington Small Cap Growth Equity	9.83	16.26	15.08	14.05	12.80	11.49	—	—	—	—	10.00	(a)
Oppenheimer Balanced(k)	7.47	13.43	13.16	12.04	11.78	10.88	—	—	—	—	10.00	(b)
Oppenheimer Capital Appreciation	7.02	13.10	11.67	10.99	10.63	10.11	—	—	—	—	10.00	(a)
Oppenheimer Global Securities	12.39	21.05	20.13	17.39	15.47	13.19	—	—	—	—	10.00	(a)
Oppenheimer High Income(k)	2.71	12.93	13.16	12.23	12.15	11.34	—	—	—	—	10.00	(a)
Oppenheimer International Growth	9.82	17.40	15.71	12.21	10.88	9.39	—	—	—	—	10.00	(a)
Oppenheimer Main Street	6.97	11.52	11.22	9.91	9.51	8.83	—	—	—	—	10.00	(a)
Oppenheimer MidCap	5.22	10.42	9.97	9.84	8.91	7.56	—	—	—	—	10.00	(a)
Oppenheimer Money(f)	11.57	11.45	11.09	10.76	10.64	10.71	—	—	—	—	10.00	(a)
Oppenheimer Strategic Bond	13.66	16.19	15.00	14.19	14.05	13.14	—	—	—	—	10.00	(a)
Panorama Growth	6.23	10.29	9.97	8.84	8.45	7.86	—	—	—	—	10.00	(a)
Panorama Total Return	7.07	11.72	11.26	10.25	9.94	9.23	—	—	—	—	10.00	(a)
PIMCO CommodityRealReturn Strategy	6.28	11.37	9.39	—	—	—	—	—	—	—	10.00	(e)
Scudder VIT EAFE Equity Index	—	—	—	—	7.71	6.58	—	—	—	—	10.00	(b)

(a)	Commencement of public offering was October 1, 1999.
(b)	Commencement of public offering was May 1, 2000.
(c)	Commencement of public offering was May 1, 2001.
(d)	Commencement of public offering was May 1, 2003.
(e)	Commencement of public offering was May 1, 2006.
(f)	This sub-account is unavailable in contracts issued on or after January 19, 2008.
(g)	Commencement of public offering was January 19, 2008.
(h)	This sub-account is now known as ING Clarion Global Real Estate.
(i)	Effective May 1, 2009, MML Oppenheimer Small Company Opportunities was merged into MML Oppenheimer Small Cap Equity.
(j)	Effective May 1, 2009, MML T. Rowe Price Growth Equity was merged into MML T. Rowe Price Blue Chip Growth.
(k)	Unavailable in contracts issued on or after May 1, 2009. For contracts issued prior to May 1, 2009, you may not allocate any new money to this sub-account via purchase payments or transfers. .
(l)	This sub-account is now known as MML MFS® Global.
(m)	This sub-account is now known as MML Rainier Large Cap Growth.

Accumulation Units Outstanding

Sub-Account	Dec. 31, 2008	Dec. 31, 2007	Dec. 31, 2006	Dec. 31, 2005	Dec. 31, 2004	Dec. 31, 2003	Dec. 31, 2002	Dec. 31, 2001	Dec. 31, 2000	Dec. 31, 1999
AIM V.I. Financial Services(b)	146,493	181,374	248,322	296,397	413,903	608,516	663,203	719,390	323,221	—
AIM V.I. Global Health Care(b)	304,002	382,817	503,248	651,870	848,701	1,089,468	1,215,673	1,317,494	688,791	—
AIM V.I. Technology(b)	411,949	561,463	683,124	938,867	1,279,947	2,132,028	2,071,867	2,112,022	1,017,340	—
Calvert Social Balanced(b)	—	—	—	295,669	333,149	349,935	371,626	246,754	120,029	—
Fidelity VIP Contrafund(a)	1,962,758	2,463,938	2,926,159	3,148,043	3,300,727	3,340,320	3,339,183	3,212,445	2,781,333	210,853
Fidelity VIP Growth Opportunities(a)	—	—	—	631,155	841,092	1,017,829	1,134,155	1,292,814	1,058,992	74,688
ING Global Real Estate(e),(h)	57,679	85,677	69,201	—	—	—	—	—	—	—
Janus Aspen Balanced(b)	—	—	—	1,419,695	1,981,993	2,624,014	3,294,533	2,172,147	600,784	—
MFS Investors Trust(a)	—	—	—	561,802	1,037,210	1,193,847	1,333,323	1,284,636	601,171	28,700
MFS New Discovery(d)	—	—	—	70,644	62,442	34,742	—	—	—	—
MML Aggressive Allocation(g)	28,905	—	—	—	—	—	—	—	—	—
MML AllianceBernstein Large Cap Growth(a),(m)	766,284	959,846	1,265,777	1,821,544	2,694,555	2,959,870	3,301,700	3,293,745	2,834,752	159,468
MML AllianceBernstein Small/Mid Cap Value(d)	308,978	494,651	598,302	534,624	274,116	67,661	—	—	—	—
MML American Century Income & Growth(a)	1,124,907	1,506,175	1,862,687	2,446,227	3,158,157	3,659,527	3,831,081	3,363,346	2,591,516	199,031
MML American Century Mid Cap Value(a)	1,078,892	1,564,462	2,062,568	2,380,731	2,578,012	2,742,568	2,908,805	2,310,624	658,896	47,823
MML Babson Blend(a)	1,946,446	2,440,379	3,032,349	2,309,924	2,955,481	3,415,470	3,596,940	3,561,118	2,217,297	166,785
MML Babson Enhanced Index Core Equity(c)	313,112	398,553	488,041	107,341	119,980	143,143	143,350	48,724	—	—
MML Babson Inflation-Protected and Income(d)	623,319	680,935	1,064,470	1,111,201	784,688	470,508	—	—	—	—
MML Babson Managed Bond(a)	1,996,812	2,530,745	3,040,279	4,053,852	4,935,874	6,206,587	7,251,154	4,836,729	1,568,879	55,927
MML Balanced Allocation(g)	107,280	—	—	—	—	—	—	—	—	—
MML Capital Guardian Asset Allocation(d)	1,173,174	1,718,536	1,982,200	1,791,434	1,532,035	692,149	—	—	—	—
MML Capital Guardian Growth & Income(d)	881,627	1,270,324	1,634,831	1,496,156	1,521,871	769,698	—	—	—	—
MML Conservative Allocation(g)	23,340	—	—	—	—	—	—	—	—	—
MML Davis Large Cap Value(b)	942,103	1,269,937	1,459,060	1,427,784	1,453,785	1,535,020	1,520,533	1,491,012	379,589	—
MML Emerging Growth(b)	237,436	360,126	399,810	346,184	426,900	495,899	496,275	467,989	242,754	—
MML Equity Index(a)	829,126	1,067,611	1,318,713	1,708,233	2,051,773	2,215,197	2,219,123	2,455,760	1,904,417	180,838
MML Growth Allocation(g)	210,367	—	—	—	—	—	—	—	—	—
MML Legg Mason Concentrated Growth(a)	794,651	957,823	1,119,446	1,602,829	1,896,730	2,463,778	3,048,766	3,797,392	3,544,703	239,768

Sub-Account	Dec. 31, 2008	Dec. 31, 2007	Dec. 31, 2006	Dec. 31, 2005	Dec. 31, 2004	Dec. 31, 2003	Dec. 31, 2002	Dec. 31, 2001	Dec. 31, 2000	Dec. 31, 1999
MML Moderate Allocation(g)	155,738	—	—	—	—	—	—	—	—	—
MML Money Market(g)	573,670	—	—	—	—	—	—	—	—	—
MML NASDAQ-100®(b)	306,559	426,710	430,399	624,953	1,111,731	1,134,778	538,585	608,922	105,220	—
MML Neuberger Berman Global(a),(l)	791,445	1,091,199	1,150,168	1,439,603	1,957,138	2,603,694	3,462,944	4,346,352	4,084,605	257,685
MML Oppenheimer Small Cap Equity(a)	378,861	491,956	619,301	867,344	1,047,451	1,118,897	1,199,851	1,000,897	474,851	30,254
MML Oppenheimer Small Company Opportunities(c),(i)	299,609	431,414	433,757	415,696	455,587	497,856	410,651	142,324	—	—
MML Oppenheimer/Bernstein Equity(a)	1,234,450	1,554,579	1,777,558	2,242,316	2,722,185	3,051,277	3,258,211	3,326,465	2,173,161	173,485
MML Small Cap Index(a)	272,697	349,710	489,605	544,496	576,644	569,223	565,577	490,752	334,978	30,875
MML T. Rowe Price Blue Chip Growth(d)	169,228	211,222	168,468	162,291	168,395	88,050	—	—	—	—
MML T. Rowe Price Equity Income(d)	456,910	646,254	782,824	703,214	587,304	202,039	—	—	—	—
MML T. Rowe Price Growth Equity(a),(j)	189,042	210,534	273,753	326,494	446,505	550,757	664,110	678,955	412,332	24,822
MML T. Rowe Price Mid-Cap Growth(a)	1,213,019	1,591,754	2,227,476	2,790,437	3,063,118	3,361,420	3,236,834	3,071,969	2,265,773	101,215
MML Templeton Foreign(a)	696,332	934,290	1,048,606	878,251	1,008,720	1,046,824	994,449	652,921	503,328	37,187
MML W&R/Wellington Small Cap Growth Equity(a)	303,579	400,065	541,026	569,769	666,046	796,727	749,822	776,579	803,480	34,295
Oppenheimer Balanced(b),(k)	816,072	1,155,825	1,293,662	1,599,826	1,899,462	1,942,312	1,923,734	1,476,141	225,671	—
Oppenheimer Capital Appreciation(a)	1,567,626	2,074,580	2,574,281	3,171,214	3,712,674	4,077,697	4,384,170	4,194,977	3,201,619	170,101
Oppenheimer Global Securities(a)	1,923,553	2,684,920	3,293,485	3,705,190	3,822,396	3,935,131	3,934,592	3,786,564	2,698,298	103,796
Oppenheimer High Income(a),(k)	1,487,070	1,516,092	1,824,664	2,015,937	2,355,789	2,440,270	2,390,801	2,117,657	1,410,197	180,070
Oppenheimer International Growth(a)	773,790	916,569	870,212	816,665	938,831	994,163	950,428	941,101	707,288	8,780
Oppenheimer Main Street(a)	1,453,299	1,914,081	2,387,774	2,925,421	3,607,457	4,253,125	4,663,265	4,981,836	3,717,427	470,766
Oppenheimer MidCap(a)	926,878	1,193,345	1,587,916	2,040,613	2,445,694	2,782,567	3,057,492	3,668,421	3,472,944	177,169
Oppenheimer Money(a),(f)	1,554,919	1,626,392	1,761,094	1,928,152	2,108,884	2,964,035	6,560,309	8,398,496	2,631,320	1,254,540
Oppenheimer Strategic Bond(a)	1,887,069	2,527,610	2,429,958	2,752,387	3,161,500	3,417,377	3,667,802	3,040,638	1,514,696	53,426
Panorama Growth(a)	254,273	298,824	336,565	407,244	499,036	530,112	548,137	491,785	325,681	68,124
Panorama Total Return(a)	270,895	311,316	365,932	489,951	740,331	940,867	984,065	672,880	507,955	42,216
PIMCO CommodityRealReturn Strategy(e)	89,525	75,295	99,369	—	—	—	—	—	—	—
Scudder VIT EAFE Equity Index(b)	—	—	—	—	264,197	324,945	199,305	304,460	71,633	—

(a)	Commencement of public offering was October 1, 1999.
(b)	Commencement of public offering was May 1, 2000.
(c)	Commencement of public offering was May 1, 2001.
(d)	Commencement of public offering was May 1, 2003.
(e)	Commencement of public offering was May 1, 2006.
(f)	This sub-account is unavailable in contracts issued on or after January 19, 2008.
(g)	Commencement of public offering was January 19, 2008.
(h)	This sub-account is now known as ING Clarion Global Real Estate.
(i)	Effective May 1, 2009, MML Oppenheimer Small Company Opportunities was merged into MML Oppenheimer Small Cap Equity.
(j)	Effective May 1, 2009, MML T. Rowe Price Growth Equity was merged into MML T. Rowe Price Blue Chip Growth.
(k)	Unavailable in contracts issued on or after May 1, 2009. For contracts issued prior to May 1, 2009, you may not allocate any new money to this sub-account via purchase payments or transfers.
(l)	This sub-account is now known as MML MFS® Global.
(m)	This sub-account is now known as MML Rainier Large Cap Growth.

PART B

INFORMATION REQUIRED IN A

STATEMENT OF ADDITIONAL INFORMATION

PANORAMA PASSAGE® VARIABLE ANNUITY

C.M. LIFE INSURANCE COMPANY

(Depositor)

C.M. MULTI-ACCOUNT A

(Registrant)

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2009

This is not a prospectus. This Statement of Additional Information should be read in conjunction with the prospectus dated May 1, 2009, for the individual or group variable deferred annuity contracts with flexible purchase payments which are referred to herein.

For a copy of the prospectus call (800) 272-2216 or write to: MassMutual Financial Group, Annuity Service Center HUB, P.O. Box 9067, Springfield, MA 01102-9067.

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COMPANY

In this Statement of Additional Information, “we,” “us” and “our” refer to C.M. Life Insurance Company (C.M. Life). C.M. Life is a wholly-owned stock life insurance subsidiary of Massachusetts Mutual Life Insurance Company (MassMutual). C.M. Life provides life insurance and annuities to individuals and group life insurance to institutions. MassMutual is a diversified financial services company providing life insurance, disability income insurance, long-term care insurance, annuities, retirement and income products and programs and other products to individual and institutional customers. MassMutual is organized as a mutual life insurance company. C.M. Life’s home office is located at 100 Bright Meadow Boulevard, Enfield, Connecticut 06082.

CUSTODIAN

The shares of the underlying funds purchased by the sub-accounts are held by C.M. Life as custodian of C.M. Multi-Account A (“the separate account”).

ASSIGNMENT OF CONTRACT

In certain states, the contract cannot be assigned without C.M. Life’s approval. C.M. Life will refuse or accept any request to assign this contract on a non-discriminatory basis. Please refer to your contract.

C.M. Life will not be charged with notice of any assignment of a contract or of the interest of any beneficiary or of any other person unless the assignment is in writing and C.M. Life receives the original or a true copy thereof at our Retirement Income Service Center. C.M. Life assumes no responsibility for the validity of any assignment.

For qualified contracts, the following exceptions and provisions should be noted:

(1)  No person entitled to receive annuity payments under a contract or part or all of the contract’s value will be permitted to commute, anticipate, encumber, alienate or assign such amounts, except upon the written authority of the contract owner given during the annuitant’s lifetime and received in good order by C.M. Life at our Retirement Income Service Center. To the extent permitted by law, no contract nor any proceeds or interest payable thereunder will be subject to the annuitant’s or any other person’s debts, contracts or engagements, nor to any levy or attachment for payment thereof;

(2)  If an assignment of a contract is in effect on the maturity date, C.M. Life reserves the right to pay to the assignee in one sum the amount of the contract’s maturity value to which he is entitled, and to pay any balance of such value in one sum to the contract owner, regardless of any payment options which the contract owner may have elected. Moreover, if an assignment of a contract is in effect at the death of the annuitant prior to the maturity date, C.M. Life will pay to the assignee in one sum, the death benefit amount which corresponds to the death benefit choice in effect at the time of the annuitant’s death. See Death Benefit in the prospectus;

(3)  Contracts used in connection with a tax-qualified retirement plan must be endorsed to provide that they may not be sold, assigned or pledged for any purpose unless they are owned by the trustee of a trust described in Section 401(a) or by the administrator of an annuity plan described under Section 403(a) of the Code; and

(4)  Contracts issued under a plan for an Individual Retirement Annuity pursuant to Section 408 of the Code must be endorsed to provide that they are non-transferable. Such contracts may not be sold, assigned, discounted, or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose by the Annuitant to any person or party other than C.M. Life, except to a former spouse of the annuitant in accordance with the terms of a divorce decree or other written instrument incident to a divorce.

Assignments may be subject to federal income tax.

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DISTRIBUTION AND ADMINISTRATION

The contracts are sold by both registered representatives of MML Investors Services, Inc. (MMLISI), a subsidiary of MassMutual, and by registered representatives of other broker-dealers who have entered into distribution agreements with MML Distributors, LLC (MML Distributors), a subsidiary of MassMutual. Pursuant to separate underwriting agreements with C.M. Life and the separate account, MMLISI serves as principal underwriter of the contracts sold by its registered representatives and MML Distributors serves as principal underwriter of the contracts sold by registered representatives of other broker-dealers who have entered into distribution agreements with MML Distributors.

Both MMLISI and MML Distributors are registered with the Securities and Exchange Commission as broker-dealers under the Securities Exchange Act of 1934 and are members of the Financial Industry Regulatory Authority (FINRA).

Commissions for sales of the contract by MMLISI registered representatives are paid on behalf of MMLISI to its registered representatives and were as follows for the last three calendar years:

2006	2007	2008
$5,201,111	$4,777,303	$4,211,860

Commissions for sales of the contract by registered representatives of other broker-dealers are paid on behalf of MML Distributors to those broker-dealers and were as follows for the last three calendar years:

2006	2007	2008
$4,146,689	$3,341,184	$2,697,132

MMLISI and MML Distributors also receive compensation for their actions as principal underwriters of the contracts. Compensation amounts for the last three calendar years were as follows:

MMLISI

2006	2007	2008
$1,363,652	$1,377,959	$870,898

MML Distributors

2006	2007	2008
$565,195	$478,039	$284,471

Under an administration agreement with the separate account, MassMutual has agreed to provide and assume: (1) all services and expenses required for the administration of contracts with assets held by the separate account; and (2) all services and expenses required for the administration of the separate account. In 2006, 2007, and 2008, C.M. Life compensated MassMutual $17,631,628, $17,086,394, and $15,261,786, respectively, for providing these administrative services.

The offering is on a continuous basis.

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PURCHASE OF SECURITIES BEING OFFERED

C.M. Life sells interests in the separate account to contract owners as accumulation units. Charges associated with such securities are discussed in the Expenses section of the prospectus. Any special purchase plan or exchange program offered by this contract is mentioned in prospectus.

ACCUMULATION UNITS AND UNIT VALUE

During the accumulation phase, accumulation units shall be used to account for all amounts allocated to or withdrawn from the sub-accounts of the separate account as a result of purchase payments, withdrawals, transfers, or fees and charges. C.M. Life will determine the number of accumulation units of a sub-account purchased or canceled. This will be done by dividing the amount allocated to (or the amount withdrawn from) the sub-account by the dollar value of one accumulation unit of the sub-account as of the end of the business day during which the transaction is received at our Retirement Income Service Center.

The accumulation unit value for each sub-account was arbitrarily set initially at $10. Subsequent accumulation unit values for each sub-account are determined for each day in which the New York Stock Exchange is open for business (“business day”) by multiplying the accumulation unit value for the immediately preceding business day by the net investment factor for the sub-account for the current business day.

The net investment factor for each sub-account is determined by dividing A by B and subtracting C where:

A  is (i) the net asset value per share of the funding vehicle or portfolio of a funding vehicle held by the sub-account for the current business day; plus (ii) any dividend per share declared on behalf of such funding vehicle or portfolio of a funding vehicle that has an ex-dividend date within the current business day; less (iii) the cumulative charge or credit for taxes reserved which is determined by C.M. Life to have resulted from the operation or maintenance of the sub-account.

B  is the net asset value per share of the funding vehicle or portfolio held by the sub-account for the immediately preceding business day.

C  is the cumulative charge for the insurance charges and, if you elected the ratchet death benefit or the reset death benefit, the applicable death benefit charge.

The accumulation unit value may increase or decrease from business day to business day.

TRANSFERS DURING THE INCOME PHASE

Transfers of annuity reserves between sub-accounts will be made by converting the number of annuity units attributable to the annuity reserves being transferred to the number of annuity units of the sub-account to which the transfer is made, so that the next annuity payment if it were made at that time would be the same amount that it would have been with out the transfer. Thereafter, annuity payments will reflect changes in the value of the new annuity units.

The amount transferred to the general account from a sub-account will be based on the annuity reserves for the contract owner in that sub-account. Transfers to the general account will be made by converting the annuity units being transferred to purchase fixed annuity payments under the annuity option in effect and based on the age of the annuitant at the time of the transfer.

See the Transfers During the Income Phase section in the prospectus for more information about transfers during the income phase.

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PAYMENT OF DEATH BENEFIT

C.M. Life will require due proof of death before any death benefit is paid. Due proof of death will be:

1.  a certified death certificate;

2.  a certified decree of a court of competent jurisdiction as to the finding of death; or

3.  any other proof satisfactory to C.M. Life.

All death benefits will be paid in accordance with applicable law or regulations governing death benefit payments.

The beneficiary designation in effect on the date we issue the contract will remain in effect until changed. Unless the contract owner provides otherwise, the death benefit will be paid in equal shares to the beneficiary(ies) as follows:

1.  to the primary beneficiary(ies) who survive the contract owner’s and/or the annuitant’s death, as applicable; or if there are none

2.  to the contingent beneficiary(ies) who survive the contract owner’s and/or the annuitant’s death, as applicable; or if there are none

3.  to the estate of the contract owner.

You may name an irrevocable beneficiary(ies). In that case, a change of beneficiary requires the consent of any irrevocable beneficiary. If an irrevocable beneficiary is named, the contract owner retains all other contractual rights.

See the Death Benefit section in the prospectus for more information on death benefits.

ANNUITY PAYMENTS

A variable annuity payment is an annuity with payments which; (1) are not predetermined as to dollar amount; and (2) will vary in amount with the net investment results of the applicable sub-accounts of the separate account. Annuity payments also depend upon the age of the annuitant and any joint annuitant and the assumed interest factor utilized and may vary by gender of the annuitant and any joint annuitant. The annuity table used will depend upon the annuity option chosen. The dollar amount of annuity payments after the first is determined as follows;

1.  The dollar amount of the first annuity payment is divided by the value of an annuity unit as of the annuity date. This establishes the number of annuity units for each annuity payment. The number of annuity units will remain the same for the life of the contract unless you transfer among investment choices during the income phase or if you elected an annuity option with reduced payments to the survivor and the reduced payments to a survivor commence.

2.  For each sub-account, the fixed number of annuity units is multiplied by the annuity unit value on each subsequent annuity payment date.

3.  The total dollar amount of each variable annuity payment is the sum of all sub-account variable annuity payments.

The number of annuity units is determined as follows:

1.  The number of annuity units credited in each sub-account will be determined by dividing the product of the portion of the contract value to be applied to the sub-account and the annuity purchase rate by

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the value of one annuity unit in that sub-account on the annuity date. The purchase rates are set forth in the variable annuity rate tables in the contract.

2.  For each sub-account, the amount of each annuity payment equals the product of the annuitant’s number of annuity units and the annuity unit value on the payment date. The amount of each payment may vary.

The value of any annuity unit for each sub-account of the separate account was arbitrarily set initially at $10. The sub-account annuity unit value at the end of any subsequent valuation period is determined as follows:

1.  The net investment factor for the current business day is multiplied by the value of the annuity unit for the sub-account for the immediately preceding business day.

2.  The result in (1) is then divided by an assumed investment rate factor. The assumed investment rate factor equals 1.00 plus the assumed investment rate for the number of days since the preceding business day. The assumed investment rate is based on an effective annual rate of 4%.

The value of an annuity unit may increase or decrease from business day to business day. See the Income Phase section in the prospectus for more information.

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FEDERAL TAX MATTERS

General

Note: The following description is based upon C.M. Life’s understanding of current federal income tax law applicable to annuities in general. C.M. Life cannot predict the probability that any changes in such laws will be made. Purchasers are cautioned to seek competent tax advice regarding the possibility of such changes. C.M. Life does not guarantee the tax status of the contracts. Purchasers bear the complete risk that the contracts may not be treated as “annuity contracts” under federal income tax laws. It should be further understood that the following discussion is not exhaustive and that special rules not described herein may be applicable in certain situations. Moreover, no attempt has been made to consider any applicable state or other tax laws.

Section 72 of the Code governs taxation of annuities in general. An owner is generally not taxed on increases in the value of a contract until distribution occurs, either in the form of a lump sum payment or as annuity payments under the annuity option selected. For a lump sum payment received as a total withdrawal (total surrender), the portion of the payment that exceeds the cost basis of the contract is subject to tax. For non-qualified contracts, this cost basis is generally the purchase payments, while for qualified contracts there may be no cost basis. The taxable portion of the lump sum payment is taxed at ordinary income tax rates.

For annuity payments, a portion of each payment in excess of an exclusion amount is includible in taxable income. The exclusion amount for payments based on a fixed annuity option is determined by multiplying the payment by the ratio that the cost basis of the contract (adjusted for any period or refund feature) bears to the expected return under the contract. The exclusion amount for payments based on a variable annuity option is determined by dividing the cost basis of the contract (adjusted for any period certain or refund guarantee) by the number of years over which the annuity is expected to be paid. Payments received after the investment in the contract has been recovered (i.e. when the total of the excludable amount equals the investment in the contract) are fully taxable. The taxable portion is taxed at ordinary income tax rates. For certain types of tax-qualified arrangements there may be no cost basis in the contract within the meaning of Section 72 of the Code. Owners, annuitants and beneficiaries under the contracts should seek competent financial advice about the tax consequences of any distributions.

C.M. Life is taxed as a life insurance company under the Code. For federal income tax purposes, the separate account is not a separate entity from C.M. Life, and its operations form a part of C.M. Life.

Diversification

Section 817(h) of the Code imposes certain diversification standards on the underlying assets of variable annuity contracts. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not, in accordance with regulations prescribed by the United States Treasury Department (“Treasury Department”), adequately diversified. Disqualification of the contract as an annuity contract would result in the imposition of federal income tax to the owner with respect to earnings allocable to the contract prior to the receipt of payments under the contract. The Code contains a safe harbor provision which provides that annuity contracts such as the contract meet the diversification requirements if, as of the end of each quarter, the underlying assets meet the diversification standards for a regulated investment company and no more than fifty-five percent (55%) of the total assets consist of cash, cash items, U.S. Government securities and securities of other regulated investment companies.

On March 2, 1989, the Treasury Department issued Regulations (Treas. Reg.1.817-5), which established diversification requirements for the investment portfolios underlying variable contracts such as the contract. The regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the regulations, an investment portfolio will be deemed adequately diversified if: (1) no more than 55% of the value of the total assets of the portfolio is

7

represented by any one investment; (2) no more than 70% of the value of the total assets of the portfolio is represented by any two investments; (3) no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and (4) no more than 90% of the value of the total assets of the portfolio is represented by any four investments.

The Code provides that, for purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, “each United States government agency or instrumentality shall be treated as a separate issuer.”

C.M. Life intends that all investment portfolios underlying the contracts will be managed in such a manner as to comply with these diversification requirements.

The Treasury Department has indicated that the diversification regulations do not provide guidance regarding the circumstances in which owner control of the investments of the separate account will cause the owner to be treated as the owner of the assets of the separate account, thereby resulting in the loss of favorable tax treatment for the contract. At this time it cannot be determined whether additional guidance will be provided and what standards may be contained in such guidance.

The amount of owner control which may be exercised under the contract is different in some respects from the situations addressed in published rulings issued by the Internal Revenue Service in which it was held that the policy owner was not the owner of the assets of the separate account. It is unknown whether these differences, such as the owner’s ability to transfer among investment choices or the number and type of investment choices available, would cause the owner to be considered as the owner of the assets of the separate account resulting in the imposition of federal income tax to the owner with respect to earnings allocable to the contract prior to receipt of payments under the contract.

In the event any forthcoming guidance or ruling is considered to set forth a new position, such guidance or ruling will generally be applied only prospectively. However, if such ruling or guidance was not considered to set forth a new position, it may be applied retroactively resulting in the owner being retroactively determined to be the owner of the assets of the separate account.

Due to the uncertainty in this area, C.M. Life reserves the right to modify the contract in an attempt to maintain favorable tax treatment.

Multiple Contracts

The Code provides that multiple non-qualified annuity contracts which are issued within a calendar year to the same contract owner by one company or its affiliates are treated as one annuity contract for purposes of determining the tax consequences of any distribution. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such combination of contracts. Owners should consult a tax adviser prior to purchasing more than one non-qualified annuity contract in any calendar year.

Contracts Owned by Other than Natural Persons

When a non-qualified contract is owned by a non-natural person (e.g., a corporation, limited liability company, partnership or certain other entities) the contract will generally not be treated as an annuity for tax purposes. This means that gain in the contract will be taxed each year while the contract is in the accumulation phase. This treatment is not applied to a contract held by a trust or other entity as an agent for a natural person. Before purchasing a contract to be owned by a non-natural person or changing ownership on an existing contract that will result in it being owned by a non-natural person, you should consult a tax adviser to determine the tax impact.

Tax Treatment of Assignments

An assignment or pledge of a contract may be a taxable event. Owners should therefore consult competent tax advisers if they wish to assign or pledge their contracts.

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Income Tax Withholding

All distributions or the portion thereof which is includible in the gross income of the owner are subject to federal income tax withholding. Generally, amounts are withheld from periodic payments at the same rate as wages and at the rate of 10% from non-periodic payments. However, the owner, in some cases, may elect not to have taxes withheld or to have withholding done at a different rate.

Effective January 1, 1993, certain distributions from retirement plans qualified under Section 401 of the Code, which are not directly rolled over to another eligible retirement plan or individual retirement account or individual retirement annuity, are subject to a mandatory 20% withholding for federal income tax. The 20% withholding requirement generally does not apply to: a) a series of substantially equal payments made at least annually for the life or life expectancy of the participant or joint and last survivor expectancy of the participant and a designated beneficiary or for a specified period of 10 years or more; or b) distributions which are required minimum distributions; c) the portion of the distributions not includible in gross income (i.e. returns of after-tax contributions); or d) hardship distributions from a 401(k) plan or a tax-sheltered annuity. Participants should consult their own tax counsel or other tax adviser regarding withholding requirements.

Tax Treatment of Withdrawals—Non-Qualified Contracts

Section 72 of the Code governs treatment of distributions from annuity contracts. It provides that if the contract value exceeds aggregate purchase payments made, any amount withdrawn which is attributable to (1) purchase payments made after August 13, 1982 in an annuity contract entered into prior to August 14, 1982 or (2) purchase payments made in an annuity contract entered into after August 13, 1982, will be treated as coming first from the earnings and then, only as after the income portion is exhausted, as coming from principal. This treatment is applicable to withdrawals allocable to purchase payments made after August 13, 1982 in an annuity contract entered into prior to August 14, 1982 and withdrawals from an annuity contract entered into after August 13, 1982. Withdrawn earnings are includible in gross income. It further provides that a ten percent (10%) penalty will apply to the income portion of any premature distribution. However, the penalty is not imposed on amounts received: (a) after the taxpayer reaches age 59 1/2; (b) after the death of the taxpayer; (c) if the taxpayer is totally disabled (for this purpose disability is as defined in Section 72(m)(7) of the Code); (d) in a series of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the taxpayer or for the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary; (e) under an immediate annuity; or (f) which are allocable to purchase payments made prior to August 14, 1982.

With respect to (d) above, if the series of substantially equal periodic payments is modified before the later of your attaining age 59 1/2 or 5 years from the date of the first periodic payment, then the tax for the year of the modification is increased by an amount equal to the tax which would have been imposed (the 10% tax penalty), but for the exception, plus interest for the tax years in which the exception was used. The rules governing substantially equal periodic payments are complex. You should consult your tax adviser for more specific information.

The above information does not apply to qualified contracts. However, separate tax withdrawal penalties and restrictions may apply to such qualified contracts. (See “Tax Treatment of Withdrawals Qualified Contracts” below.)

Qualified Plans

The contracts offered herein are designed to be suitable for use under various types of qualified plans. Taxation of participants in each qualified plan varies with the type of plan and terms and conditions of each specific plan. Owners, annuitants and beneficiaries are cautioned that benefits under a qualified plan may be subject to the terms and conditions of the plan regardless of the terms and conditions of the contracts issued pursuant to the plan. Some retirement plans are subject to distribution and other requirements that are not incorporated into C.M. Life’s administrative procedures. Owners, participants and beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the contracts comply with

9

applicable law. Following are general descriptions of the types of qualified plans with which the contracts may be used. Such descriptions are not exhaustive and are for general informational purposes only. The tax rules regarding qualified plans are very complex and will have differing applications depending on individual facts and circumstances. Each purchaser should obtain competent tax advice prior to purchasing a contract issued under a qualified plan.

Contracts issued pursuant to qualified plans include special provisions restricting contract provisions that may otherwise be available as described herein. Generally, contracts issued pursuant to qualified plans are not transferable except upon surrender or annuitization. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations. Furthermore, certain withdrawal penalties and restrictions may apply to surrenders from qualified contracts. (See “Tax Treatment of Withdrawals Qualified Contracts” below.)

On July 6, 1983, the Supreme Court decided in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employer’s deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women. The contracts sold by C.M. Life in connection with qualified plans will utilize annuity tables which do not differentiate on the basis of sex. Such annuity tables will also be available for use in connection with certain nonqualified deferred compensation plans.

a.  H.R. 10 Plans

Section 401 of the Code permits self-employed individuals to establish qualified plans for themselves and their employees, commonly referred to as “H.R. 10” or “Keogh” plans. Contributions made to the plan for the benefit of the employees will not be included in the gross income of the employees until distributed from the Plan. The tax consequences to participants may vary depending upon the particular plan design. However, the Code places limitations and restrictions on all plans including on such items as: amount of allowable contributions; form, manner and timing of distributions; transferability of benefits; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. (See “Tax Treatment of Withdrawals—Qualified Contracts” below.) Purchasers of contracts for use with an H.R. 10 Plan should obtain competent tax advice as to the tax treatment and suitability of such an investment.

b.  Individual Retirement Annuities

Section 408(b) of the Code permits eligible individuals to contribute to an individual retirement program known as an “Individual Retirement Annuity” (“IRA”). Under applicable limitations, certain amounts may be contributed to an IRA which will be deductible from the individual’s gross income. These IRAs are subject to limitations on eligibility, contributions, transferability and distributions. (See “Tax Treatment of Withdrawals—Qualified Contracts”). Commencing on January 1, 2002, eligible rollover distributions from an IRA, TSA, tax-qualified plan or a governmental 457(b) deferred compensation plan may be rolled over into another IRA, TSA, tax-qualified plan or governmental 457(b) deferred compensation plan, if permitted by the plan. The distribution must meet the requirements of an eligible rollover distribution. Contracts issued for use with IRAs are subject to special requirements imposed by the Code, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA. Purchasers of contracts to be qualified as Individual Retirement Annuities should obtain competent tax advice as to the tax treatment and suitability of such investment.

Roth IRAs

Section 408A of the Code provides that beginning in 1998, individuals may purchase a new type of non-deductible IRA, known as a Roth IRA. Roth IRA purchase payments are limited to $5,000 for the 2009 tax year. In addition, eligible participants age 50 or older have an opportunity to make catch-up contributions, subject to

10

limits contained in the Code. Lower maximum limitations apply to individuals with adjusted gross incomes between $105,000 and $120,000 in the case of single taxpayers, between $166,000 and $176,000 in the case of married taxpayers filing joint returns, and between $0 and $10,000 in the case of married taxpayers filing separately. An overall $5,000 annual limitation applies to all of a taxpayer’s 2009 IRA contributions, including Roth IRA and non-Roth IRA, except in the case of those individuals age 50 or over, for which a higher limit applies.

Qualified distributions from Roth IRAs are free from federal income tax. A qualified distribution requires that an individual has held the Roth IRA for at least five years and, in addition, that the distribution is made either after the individual reaches age 59 1/2, on the individual’s death or disability, or as a qualified first-time home purchase, subject to a $10,000 lifetime maximum, for the individual, a spouse, child, grandchild, or ancestor. Any distribution which is not a qualified distribution is taxable to the extent of earnings in the distribution. Distributions are treated as made from contributions first and therefore no distributions are taxable until distributions exceed the amount of contributions to the Roth IRA. The 10% penalty tax and the regular IRA exceptions to the 10% penalty tax apply to taxable distributions from a Roth IRA.

Amounts may be rolled over from one Roth IRA to another Roth IRA. Furthermore, an individual may make a rollover contribution from a non-Roth IRA to a Roth IRA, unless the individual has adjusted gross income over $100,000 or the individual is a married taxpayer filing a separate return. The individual must pay tax on any portion of the IRA being rolled over that represents income or a previously deductible IRA contribution.

Purchasers of contracts to be qualified as a Roth IRA should obtain competent tax advice as to the tax treatment and suitability of such an investment.

c.  Corporate Pension and Profit Sharing Plans

Sections 401(a) and 401(k) of the Code permit corporate employers to establish various types of retirement plans for employees. These retirement plans may permit the purchase of the contracts to provide benefits under the plan. Contributions to the plan for the benefit of employees will not be includible in the gross income of the employees until distributed from the plan. The tax consequences to participants may vary depending upon the particular plan design. However, the Code places limitations and restrictions on all Plans including on such items as: amount of allowable contributions; form, manner and timing of distributions; transferability of benefits; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. (See “Tax Treatment of Withdrawals—Qualified Contracts” below.) Purchasers of contracts for use with Corporate Pension or Profit Sharing Plans should obtain competent tax advice as to the tax treatment and suitability of such an investment.

d.  Tax-Sheltered Annuities

Section 403(b) of the Code permits certain eligible employers to purchase annuity contracts, known as “Tax-Sheltered Annuities” (“TSAs”) under a Section 403(b) program. Eligible employers are organizations that are exempt from tax under Code Section 501(c)(3) and public educational organizations. Certain contribution limits apply to contributions to a TSA. For contributions made for 2003 and succeeding years, the limits are described in Code Sections 415(c) and 402(g). The Section 402(g) limit for 2009 is $16,500. In addition, certain catch-up contributions may be made by eligible participants age 50 or older and those with 15 years of service with the same employer. Contributions to a TSA and the earnings thereon are generally not subject to income tax until actually distributed to the employee. Contributions to a TSA may be made as elective deferrals (contributions by an employer pursuant to a salary reduction agreement) or as non-elective contributions or matching contributions by an employer.

The withdrawal of elective deferrals and earnings thereon can only be made if the TSA plan is terminated or when an employee; (1) attains age 59 1/2; (2) has a severance from employment; (3) dies; (4) becomes disabled as

11

defined in Code Section 72(m)(7); or (5) is eligible for a hardship distribution. In the case of a withdrawal on account of a hardship, earnings on elective deferrals cannot be withdrawn. These restrictions do not apply to contract value existing on December 31, 1988, the return of excess contributions and amounts paid to a spouse pursuant to a Qualified Domestic Relations Order. Certain other limitations may apply to a distribution from a TSA. (See “Tax Treatment of Withdrawals—Qualified Contracts”).

Purchasers of contracts for use with TSAs should obtain competent tax advice as to the tax treatment and suitability of such an investment.

Tax Treatment of Withdrawals—Qualified Contracts

In the case of a withdrawal under a qualified contract, a ratable portion of the amount received is taxable, generally based on the ratio of the individual’s cost basis to the individual’s total accrued benefit under the retirement plan. Special tax rules may be available for certain distributions from a qualified contract. Section 72(t) of the Code imposes a 10% penalty tax on the taxable portion of any distribution from qualified retirement plans, including contracts issued and qualified under Code Sections 401 (H.R. 10 and Corporate Pension and Profit-Sharing Plans), and 408(b) (Individual Retirement Annuities) and 408A (Roth IRAs). To the extent amounts are not includible in gross income because they have been rolled over to an IRA or to another eligible qualified plan, no tax penalty will be imposed. The tax penalty will not apply to the following distributions: (a) if distribution is made on or after the date on which the owner or annuitant (as applicable) reaches age 59 1/2; (b) distributions following the death or disability of the owner or annuitant (as applicable) (for this purpose disability is as defined in Section 72(m) (7) of the Code); (c) after severance from employment, distributions that are part of a series of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the owner or annuitant (as applicable) or the joint lives (or joint life expectancies) of such owner or annuitant (as applicable) and his or her designated beneficiary; (d) distributions to an owner or annuitant (as applicable) who has a severance from employment after he has attained age 55; (e) distributions made to the owner or annuitant (as applicable) to the extent such distributions do not exceed the amount allowable as a deduction under Code Section 213 to the owner or annuitant (as applicable) for amounts paid during the taxable year for medical care; (f) distributions made to an alternate payee pursuant to a qualified domestic relations order; (g) distributions from an IRA for the purchase of medical insurance (as described in Section 213(d)(1)(D) of the Code) for the owner or annuitant (as applicable) and his or her spouse and dependents if the owner or annuitant (as applicable) has received unemployment compensation for at least 12 weeks (this exception will no longer apply after the owner or annuitant (as applicable) has been reemployed for at least 60 days); (h) distributions from an IRA made to the owner or annuitant (as applicable) to the extent such distributions do not exceed the qualified higher education expenses (as defined in Section 72(t)(7) of the Code) of the owner or annuitant (as applicable) for the taxable year; (i) distributions from an IRA made to the owner or annuitant (as applicable) which are qualified first-time home buyer distributions (as defined in Section 72(t)(8) of the Code); and (j) distributions made on account of an IRS levy made on a qualified retirement plan or IRA. The exceptions stated in (d) and (f) above do not apply in the case of an IRA. The exception stated in (c) above applies to an IRA without the requirement that there be a severance from employment.

With respect to (c) above, if the series of substantially equal periodic payments is modified before the later of your attaining age 59 1/2 or 5 years from the date of the first periodic payment, then the tax for the year of the modification is increased by an amount equal to the tax which would have been imposed (the 10% penalty tax) but for the exception, plus interest for the tax years in which the exception was used. The IRS has indicated that a modification will occur if, after the first valuation date there is (i) any addition to the account balance other than gains or losses, (ii) any nontaxable transfer of a portion of the account balance to another retirement plan, or (iii) a rollover by the taxpayer of the amount received resulting in such amount not being taxable. The rules governing substantially equal periodic payments are complex. You should consult your tax adviser or IRS Revenue Ruling 2002-62 for more specific information.

Generally, distributions from a qualified plan must begin no later than April 1st of the calendar year following the later of (a) the year in which the employee attains age 70 1/2 or (b) the calendar year in which the

12

employee retires. The date set forth in (b) does not apply to an IRA. Required distributions do not apply to a Roth IRA during the lifetime of the owner. Required distributions generally must be over a period not exceeding the life expectancy of the individual or the joint lives or life expectancies of the individual and his or her designated beneficiary. Under the Code Section 401(a)(9) regulations, required distributions may be made over joint lives or joint life expectancies if your sole designated beneficiary is your spouse who is more than 10 years younger than you. If the required minimum distributions are not made, a 50% penalty tax is imposed on the amount of a shortfall.

The regulations under Code section 401(a)(9) include a provision that could increase the dollar amount of required minimum distributions for individuals who fund their IRA, 403(b) Tax-Sheltered Annuity or tax-qualified retirement plan with an annuity contract. During the accumulation phase of an annuity contract, Treasury Regulations section 1.401(a)(9)-6, Q&A-12 requires that individuals add the actuarial present value of any additional benefits provided under the annuity (such as certain living or death benefits) to the dollar amount credited to the owner or beneficiary under the contract in order to determine the fair market value of the contract. A larger fair market value will result in the calculation of a higher required minimum distribution amount.

The actuarial value discussed above can be disregarded if the sum of the dollar amount credited to the owner or beneficiary and the actuarial present value of the additional benefits is no more than 120% of the dollar amount credited to the owner or beneficiary and the contract provides only the following benefits:

i.  Additional benefits that, in the case of a distribution, are reduced by an amount sufficient to ensure that the ratio of such sum to the dollar amount credited does not increase as a result of the distribution (i.e., benefits that are reduced proportionately upon withdrawal), and

ii.  An additional benefit that is the right to receive a final payment upon death that does not exceed the excess of premiums paid less the amount of prior distributions.

If the only additional benefit provided under the contract falls within (ii), above, it can be disregarded for purposes of calculating a required minimum distribution. A required minimum distribution from an annuity contract calculated for 2004 or 2005 will not fail to satisfy Code section 401(a)(9) provided the payments satisfy Code section 401(a)(9) based on a reasonable and good faith interpretation of its provisions. Please consult a tax adviser to determine if and how this requirement may impact your specific circumstances.

Section 457(b) Deferred Compensation (“Section 457(b)”) Plans

Employees of (and independent contractors who perform services for) certain state and local governmental units, or certain tax-exempt employers, may participate in a Section 457 plan of the employer, allowing them to defer part of their salary or other compensation. The amount deferred, and accrued income thereon, will not be taxable until it is paid or otherwise made available to the employee.

The maximum amount that can be deferred under a Section 457(b) plan in any tax year is generally 100% of the employee’s includible compensation, up to $16,500 in 2009. Includible compensation means earnings for services rendered to the employer which are includible in the employee’s gross income, excluding the contributions under the Section 457(b) plan or a Tax-Sheltered Annuity. Certain catch-up contributions are permitted for eligible participants. The contract purchased is issued to the employer or trustee, as applicable All contract value in a governmental 457(b) deferred compensation contract must be held for the exclusive benefit of the employee, and payments can only be made in accordance with Section 457(b) plan provisions. Presently, tax-free transfers of assets in a tax-exempt Section 457(b) plan can only be made to another tax-exempt Section 457(b) plan in certain limited cases. This provision will continue to apply to tax-exempt 457(b) deferred compensation plans in years subsequent to 2001. Commencing January 1, 2002, assets in a governmental 457(b) deferred compensation plan can be rolled over into another such plan, or a tax-qualified plan, TSA or IRA, if permitted by the plan.

Purchasers of contracts for use with Section 457(b) plans should obtain competent tax advice as to the tax treatment and suitability of such an investment.

13

Other Tax Issues

While no attempt is being made to discuss the federal estate tax implications of the contract you should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor or tax advisor for more information.

Under certain circumstances, the Code may impose a “generation skipping transfer tax” when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the owner. Regulations issued under the Code may require us to deduct the tax from your contract, or from any applicable payment, and pay it directly to the IRS.

The IRS has concluded that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S. source income that is generally subject to United States federal income tax.

14

EXPERTS

The financial statements of C.M. Multi-Account A as of December 31, 2008 and for each of the years or periods in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended and the statutory financial statements of C.M. Life Insurance Company “the Company” as of December 31, 2008 and 2007, and for each of the years in the three-year period ended December 31, 2008, included in this Statement of Additional Information, have been included herein in reliance upon the reports of KPMG LLP, an independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing. The KPMG LLP audit report dated February 20, 2009 includes explanatory language that states that the Company changed its method of accounting for other-than-temporary impairments of structured securities as of July 1, 2008. In addition, that report includes explanatory language that states that the Company prepared the statutory financial statements using statutory accounting practices prescribed or permitted by the State of Connecticut Insurance Department, (“statutory accounting practices”) which practices differ from U.S. generally accepted accounting principles. Accordingly, the KPMG LLP audit report states that the Company’s statutory financial statements are not presented fairly in conformity with U.S. generally accepted accounting principles and further states that those statements are presented fairly, in all material respects, in conformity with statutory accounting practices. The principal business address of KPMG LLP is One Financial Plaza, 755 Main Street, Hartford, Connecticut 06103.

15

Report of Independent Registered Public Accounting Firm

The Board of Directors of C. M. Life Insurance Company and

Contract Owners of C. M. Multi-Account A:

We have audited the accompanying statement of assets and liabilities of C. M. Multi-Account A (comprised of the sub-accounts listed in Note 2) (collectively, “the Account”) as of December 31, 2008, and the related statements of operations and changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the underlying mutual funds or their transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of C. M. Multi-Account A as of December 31, 2008, and the results of its operations and changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/    KPMG LLP

Boston, MA

February 26, 2009

C.M. Multi-Account A

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2008

	AIM V.I. Financial Services Sub-Account	AIM V.I. Global Health Care Sub-Account	AIM V.I. Technology Sub-Account	Fidelity® VIP Contrafund® Sub-Account	ING Global Real Estate Sub-Account	MML Aggressive Allocation Sub-Account	MML AllianceBernstein Large Cap Growth Sub-Account	MML AllianceBernstein Small/Mid Cap Value Sub-Account	MML American Century Income & Growth Sub-Account	MML American Century Mid Cap Value Sub-Account

ASSETS
Investments
Number of shares	500,410	779,657	358,501	5,827,784	210,535	309,626	2,627,761	2,186,988	5,723,011	8,088,415

Identified cost	$5,740,003	$12,567,756	$4,520,031	$152,063,060	$2,426,281	$2,552,904	$26,186,810	$21,184,474	$57,875,906	$81,240,723

Value	$2,061,687	$9,722,321	$3,004,238	$89,689,591	$1,492,690	$1,904,201	$17,632,273	$11,394,207	$38,229,713	$56,052,716
Dividends receivable	-	-	-	-	-	-	-	-	-	-
Receivable from C.M. Life Insurance Company	432	270	190	-	270	-	-	1,659	-	-

Total assets	2,062,119	9,722,591	3,004,428	89,689,591	1,492,960	1,904,201	17,632,273	11,395,866	38,229,713	56,052,716

LIABILITIES
Annuitant mortality fluctuation reserve	58	169	222	1,807	-	-	3,162	54	923	6,259
Payable to C.M. Life Insurance Company	-	-	-	590	-	86	2,253	-	8,038	19,394

Total Liabilities	58	169	222	2,397	-	86	5,415	54	8,961	25,653

NET ASSETS	$2,062,061	$9,722,422	$3,004,206	$89,687,194	$1,492,960	$1,904,115	$17,626,858	$11,395,812	$38,220,752	$56,027,063

Net Assets:
Accumulation units – value	$2,060,128	$9,716,775	$2,996,808	$89,626,949	$1,492,960	$1,904,115	$17,521,445	$11,394,026	$38,189,981	$55,818,445
Contracts in payout (annuitization) period	1,933	5,647	7,398	60,245	-	-	105,413	1,786	30,771	208,618

Net assets	$2,062,061	$9,722,422	$3,004,206	$89,687,194	$1,492,960	$1,904,115	$17,626,858	$11,395,812	$38,220,752	$56,027,063

Outstanding units
Contract owners	449,181	1,080,969	1,713,556	7,966,020	210,192	280,129	3,364,908	1,134,979	4,444,269	4,281,852

UNIT VALUE
Panorama Premier	$4.71	$9.30	$1.77	$13.24	$7.10	$6.79	$5.48	$10.01	$9.76	$12.51
Panorama Passage® (Note 1)
Tier 1	4.67	9.23	1.76	10.01	7.08	6.78	5.59	9.96	7.59	13.39
Tier 2	4.63	9.15	1.74	9.92	7.05	6.77	5.54	9.87	7.52	13.27
MassMutual Artistry	4.17	8.18	1.70	8.76	7.14	6.80	4.40	10.14	6.95	13.81

See Notes to Financial Statements.

C.M. Multi-Account A

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2008

	MML Babson Blend Sub-Account	MML Babson Enhanced Index Core Equity Sub-Account	MML Babson Inflation-Protected and Income Sub-Account	MML Babson Managed Bond Sub-Account	MML Balanced Allocation Sub-Account	MML Capital Guardian Asset Allocation Sub-Account	MML Capital Guardian Growth & Income Sub-Account	MML Conservative Allocation Sub-Account	MML Davis Large Cap Value Sub-Account	MML Emerging Growth Sub-Account

ASSETS
Investments
Number of shares	5,347,533	1,053,464	2,261,130	4,154,627	290,298	6,352,431	6,192,677	220,031	2,575,437	642,982

Identified cost	$84,794,335	$10,825,784	$23,721,090	$51,105,564	$2,553,504	$63,699,742	$61,824,714	$2,001,016	$27,321,467	$4,402,770

Value	$70,648,358	$6,498,650	$21,525,957	$49,775,867	$2,203,361	$43,831,774	$36,351,014	$1,793,250	$20,638,126	$2,766,428
Dividends receivable	-	-	-	-	-	-	-	-	-	-
Receivable from C.M. Life Insurance Company	-	282	-	36,122	155	-	-	1,314	-	547

Total assets	70,648,358	6,498,932	21,525,957	49,811,989	2,203,516	43,831,774	36,351,014	1,794,564	20,638,126	2,766,975

LIABILITIES
Annuitant mortality fluctuation reserve	1,952	2,793	1,498	429	-	10,579	2,981	-	4,330	154
Payable to C.M. Life Insurance Company	14,390	-	3,905	-	-	26,084	1,321	-	5,379	-

Total Liabilities	16,342	2,793	5,403	429	-	36,663	4,302	-	9,709	154

NET ASSETS	$70,632,016	$6,496,139	$21,520,554	$49,811,560	$2,203,516	$43,795,111	$36,346,712	$1,794,564	$20,628,417	$2,766,821

Net Assets:
Accumulation units – value	$70,566,963	$6,403,029	$21,470,607	$49,797,259	$2,203,516	$43,442,480	$36,247,355	$1,794,564	$20,484,095	$2,761,700
Contracts in payout (annuitization) period	65,053	93,110	49,947	14,301	-	352,631	99,357	-	144,322	5,121

Net assets	$70,632,016	$6,496,139	$21,520,554	$49,811,560	$2,203,516	$43,795,111	$36,346,712	$1,794,564	$20,628,417	$2,766,821

Outstanding units
Contract owners	8,042,157	856,052	1,984,580	3,436,743	282,674	4,284,100	4,043,543	218,611	2,757,773	724,423

UNIT VALUE
Panorama Premier	$8.46	$7.36	$10.84	$-	$7.79	$10.20	$8.97	$8.21	$7.48	$3.81
Panorama Passage® (Note 1)
Tier 1	9.03	7.31	10.78	14.64	7.79	10.15	8.92	8.20	7.42	3.78
Tier 2	8.95	7.24	10.68	14.51	7.78	10.06	8.84	8.19	7.36	3.74
MassMutual Artistry	9.10	10.13	10.97	14.31	7.81	10.33	9.08	8.22	7.56	3.90

See Notes to Financial Statements.

C.M. Multi-Account A

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2008

	MML Equity Index Sub-Account	MML Growth Allocation Sub-Account	MML Legg Mason Concentrated Growth Sub-Account	MML Moderate Allocation Sub-Account	MML Money Market Sub-Account	MML NASDAQ-100® Sub-Account	MML Neuberger Berman Global Sub-Account	MML Oppenheimer Small Cap Equity Sub-Account	MML Oppenheimer Small Company Opportunities Sub-Account	MML Oppenheimer/ Bernstein Equity Sub-Account

ASSETS
Investments
Number of shares	1,472,173	760,444	3,685,422	546,854	14,723,984	832,395	2,606,182	2,160,818	1,361,602	2,823,055

Identified cost	$20,532,324	$6,715,982	$37,136,084	$4,824,428	$14,712,591	$3,744,583	$26,247,652	$22,971,580	$18,695,108	$61,398,387

Value	$16,679,719	$5,064,558	$16,436,984	$3,970,160	$14,713,515	$2,565,713	$15,194,041	$12,032,522	$9,051,037	$38,531,193
Dividends receivable	-	-	-	-	14,823	-	-	-	-	-
Receivable from C.M. Life Insurance Company	647	1,181	2,354	-	277,796	-	2,329	38,984	41	90

Total assets	16,680,366	5,065,739	16,439,338	3,970,160	15,006,134	2,565,713	15,196,370	12,071,506	9,051,078	38,531,283

LIABILITIES
Annuitant mortality fluctuation reserve	702	-	2,097	-	-	404	712	428	119	4,253
Payable to C.M. Life Insurance Company	-	-	-	153	-	369	-	-	-	-

Total Liabilities	702	-	2,097	153	-	773	712	428	119	4,253

NET ASSETS	$16,679,664	$5,065,739	$16,437,241	$3,970,007	$15,006,134	$2,564,940	$15,195,658	$12,071,078	$9,050,959	$38,527,030

Net Assets:
Accumulation units – value	$16,656,266	$5,065,739	$16,367,352	$3,970,007	$15,006,134	$2,551,478	$15,171,924	$12,056,795	$9,046,993	$38,385,264
Contracts in payout (annuitization) period	23,398	-	69,889	-	-	13,462	23,734	14,283	3,966	141,766

Net assets	$16,679,664	$5,065,739	$16,437,241	$3,970,007	$15,006,134	$2,564,940	$15,195,658	$12,071,078	$9,050,959	$38,527,030

Outstanding units
Contract owners	2,524,262	707,571	3,290,918	522,694	1,492,913	925,009	2,828,149	1,256,306	817,586	5,885,292

UNIT VALUE
Panorama Premier	$6.59	$7.15	$5.26	$7.59	$10.05	$2.77	$5.62	$10.22	$11.14	$6.01
Panorama Passage® (Note 1)
Tier 1	6.91	7.15	5.28	7.58	10.05	2.75	5.50	9.30	11.07	6.74
Tier 2	6.84	7.14	5.23	7.57	10.03	2.72	5.45	9.22	10.97	6.68
MassMutual Artistry	6.11	7.17	3.90	7.61	10.07	2.83	3.93	8.68	10.98	7.01

See Notes to Financial Statements.

C.M. Multi-Account A

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2008

	MML Small Cap Index Sub-Account	MML T. Rowe Price Blue Chip Growth Sub-Account	MML T. Rowe Price Equity Income Sub-Account	MML T. Rowe Price Growth Equity Sub-Account	MML T. Rowe Price Mid Cap Growth Sub-Account	MML Templeton Foreign Sub-Account	MML W&R/Wellington Small Cap Growth Equity Sub-Account	Oppenheimer Balanced Sub-Account	Oppenheimer Capital Appreciation Sub-Account	Oppenheimer Core Bond Sub-Account

ASSETS
Investments
Number of shares	1,639,466	876,372	2,890,930	666,504	10,329,361	2,956,146	1,158,247	2,739,877	1,907,591	4,016,440

Identified cost	$16,008,187	$9,156,060	$29,757,249	$4,403,933	$104,227,246	$30,960,784	$15,212,683	$42,831,444	$64,665,932	$43,689,802

Value	$10,640,134	$5,985,619	$19,716,140	$2,925,539	$67,863,906	$20,929,514	$12,115,946	$23,151,962	$48,967,875	$25,906,036
Dividends receivable	-	-	-	-	-	-	-	-	-	-
Receivable from C.M. Life Insurance Company	564	2,608	8,017	-	-	-	1,400	-	49,188	-

Total assets	10,640,698	5,988,227	19,724,157	2,925,539	67,863,906	20,929,514	12,117,346	23,151,962	49,017,063	25,906,036

LIABILITIES
Annuitant mortality fluctuation reserve	909	-	1,415	459	5,560	2,621	2,089	5,127	4,258	9,197
Payable to C.M. Life Insurance Company	-	-	-	842	7,220	2,636	-	57,376	-	11,089

Total Liabilities	909	-	1,415	1,301	12,780	5,257	2,089	62,503	4,258	20,286

NET ASSETS	$10,639,789	$5,988,227	$19,722,742	$2,924,238	$67,851,126	$20,924,257	$12,115,257	$23,089,459	$49,012,805	$25,885,750

Net Assets:
Accumulation units – value	$10,609,493	$5,988,227	$19,675,584	$2,908,925	$67,665,805	$20,836,897	$12,045,608	$22,918,554	$48,870,873	$25,579,192
Contracts in payout (annuitization) period	30,296	-	47,158	15,313	185,321	87,360	69,649	170,905	141,932	306,558

Net assets	$10,639,789	$5,988,227	$19,722,742	$2,924,238	$67,851,126	$20,924,257	$12,115,257	$23,089,459	$49,012,805	$25,885,750

Outstanding units
Contract owners	972,361	655,673	1,841,434	662,048	4,938,566	2,297,673	1,297,438	3,055,487	7,693,301	2,670,497

UNIT VALUE
Panorama Premier	$11.32	$9.12	$10.68	$4.68	$16.53	$9.25	$11.12	$7.60	$7.02	$9.69
Panorama Passage® (Note 1)
Tier 1	11.45	9.07	10.63	4.57	12.37	9.41	9.92	7.54	7.08	-
Tier 2	11.35	8.99	10.53	4.53	12.26	9.32	9.83	7.47	7.02	-
MassMutual Artistry	9.76	9.23	10.82	3.44	9.64	8.52	6.85	7.50	5.03	-

See Notes to Financial Statements.

C.M. Multi-Account A

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2008

	Oppenheimer Global Securities Sub-Account	Oppenheimer High Income Sub-Account	Oppenheimer International Growth Sub-Account	Oppenheimer Main Street Sub-Account	Oppenheimer MidCap Sub-Account	Oppenheimer Money Sub-Account	Oppenheimer Strategic Bond Sub-Account	Panorama Growth Sub-Account	Panorama Total Return Sub-Account	PIMCO Commodity Real Return Strategy Sub-Account

ASSETS
Investments
Number of shares	4,973,190	6,535,610	24,797,441	3,120,579	931,845	60,774,748	18,189,870	8,039,275	14,767,561	354,744

Identified cost	$133,495,462	$45,946,248	$36,060,791	$59,726,442	$37,319,876	$60,774,748	$92,728,320	$14,874,312	$18,589,706	$5,056,277

Value	$100,508,167	$10,326,264	$30,004,903	$45,435,634	$25,663,019	$60,774,748	$81,672,517	$11,254,986	$13,438,480	$2,486,757
Dividends receivable	-	-	-	-	-	25,834	-	-	-	-
Receivable from C.M. Life Insurance Company	26,669	-	-	1,703	12,275	-	-	65,367	-	1,344

Total assets	100,534,836	10,326,264	30,004,903	45,437,337	25,675,294	60,800,582	81,672,517	11,320,353	13,438,480	2,488,101

LIABILITIES
Annuitant mortality fluctuation reserve	6,412	1,420	1,375	889	1,155	383	7,373	112	516	173
Payable to C.M. Life Insurance Company	-	4,038	799	-	-	435,793	25,508	-	508	-

Total Liabilities	6,412	5,458	2,174	889	1,155	436,176	32,881	112	1,024	173

NET ASSETS	$100,528,424	$10,320,806	$30,002,729	$45,436,448	$25,674,139	$60,364,406	$81,639,636	$11,320,241	$13,437,456	$2,487,928

Net Assets:
Accumulation units – value	$100,314,696	$10,273,471	$29,956,904	$45,406,819	$25,635,631	$60,351,626	$81,393,885	$11,316,495	$13,420,254	$2,482,175
Contracts in payout (annuitization) period	213,728	47,335	45,825	29,629	38,508	12,780	245,751	3,746	17,202	5,753

Net assets	$100,528,424	$10,320,806	$30,002,729	$45,436,448	$25,674,139	$60,364,406	$81,639,636	$11,320,241	$13,437,456	$2,487,928

Outstanding units
Contract owners	9,206,119	3,755,321	2,658,339	6,691,549	6,263,813	4,823,006	5,910,225	1,393,005	1,528,043	393,346

UNIT VALUE
Panorama Premier	$12.56	$2.74	$15.25	$6.85	$5.29	$13.47	$13.97	$9.05	$9.29	$6.32
Panorama Passage® (Note 1)
Tier 1	12.50	2.74	9.91	7.04	5.27	11.68	13.78	6.29	7.14	6.31
Tier 2	12.39	2.71	9.82	6.97	5.22	11.57	13.66	6.23	7.07	6.28
MassMutual Artistry	8.50	2.79	7.13	6.23	2.86	11.55	13.57	6.21	6.75	6.36

See Notes to Financial Statements.

C.M. Multi-Account A

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

For The Year Ended December 31, 2008

	AIM V.I. Financial Services Sub-Account	AIM V.I. Global Health Care Sub-Account	AIM V.I. Technology Sub-Account	Fidelity® VIP Contrafund Sub-Account	ING Global Real Estate Sub-Account	MML Aggressive Allocation Sub-Account	MML AllianceBernstein Large Cap Growth Sub-Account	MML AllianceBernstein Small/MId Cap Value Sub-Account	MML American Century Income & Growth Sub-Account	MML American Century Mid Cap Value Sub-Account

Investment income
Dividends	$99,220	$-	$-	$1,307,533	$34,435	$-	$-	$-	$980	$3,227

Expenses
Mortality and expense risk fees and administrative charges	55,668	183,723	70,044	1,970,893	28,128	14,040	371,014	245,310	806,781	1,064,910

Net investment income (loss)	43,552	(183,723)	(70,044)	(663,360)	6,307	(14,040)	(371,014)	(245,310)	(805,801)	(1,061,683)

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(378,470)	777,268	185,080	(2,892,313)	(916,264)	(11,376)	(580,811)	(2,614,391)	(3,028,949)	(5,431,041)
Realized gain distribution	285,882	2,586,284	-	4,478,085	373,258	138	-	-	3,509	-

Realized gain (loss)	(92,588)	3,363,552	185,080	1,585,772	(543,006)	(11,238)	(580,811)	(2,614,391)	(3,025,440)	(5,431,041)

Change in net unrealized appreciation/ depreciation of investments	(3,200,716)	(7,727,828)	(3,030,132)	(77,624,048)	(223,680)	(648,703)	(12,949,483)	(5,362,329)	(20,762,626)	(15,601,990)

Net gain (loss) on investments	(3,293,304)	(4,364,276)	(2,845,052)	(76,038,276)	(766,686)	(659,941)	(13,530,294)	(7,976,720)	(23,788,066)	(21,033,031)

Net increase (decrease) in net assets resulting from operations	(3,249,752)	(4,547,999)	(2,915,096)	(76,701,636)	(760,379)	(673,981)	(13,901,308)	(8,222,030)	(24,593,867)	(22,094,714)
Capital transactions:
Transfer of net premiums	129,748	475,968	133,784	4,582,646	204,820	202,700	824,517	1,221,773	1,391,548	2,553,558
Transfers due to death benefits	(92,970)	(205,212)	(59,885)	(1,287,287)	-	-	(353,208)	(254,827)	(730,537)	(720,729)
Transfers due to annuity benefit payments	(600)	(1,160)	(1,608)	(19,398)	-	-	(11,690)	(242)	(3,974)	(21,241)
Transfers due to withdrawal of funds	(1,032,924)	(2,659,756)	(1,373,939)	(29,459,629)	(659,464)	(111,018)	(4,936,596)	(3,821,587)	(13,455,419)	(16,535,088)
Transfers due to loans, net of repayments	2,346	(6,651)	2,049	4,849	2,952	(10,000)	8,396	12,479	1,868	(18,957)
Transfers due to rider and contingent deferred sales charges	(338)	(1,355)	(704)	(9,352)	(258)	(36)	(2,765)	(1,193)	(5,503)	(7,814)
Transfers due to net charge (credit) to annuitant mortality fluctuation	254	195	418	(41)	-	-	5,594	113	1,509	7,709
Transfers between Sub-Accounts and to/from Fixed Account	166,177	(556,262)	(354,483)	(5,623,867)	200,887	2,496,450	(1,470,822)	(2,085,318)	(4,301,570)	(7,971,915)

Net increase (decrease) in net assets resulting from capital transactions	(828,307)	(2,954,233)	(1,654,368)	(31,812,079)	(251,063)	2,578,096	(5,936,574)	(4,928,802)	(17,102,078)	(22,714,477)

Total increase (decrease)	(4,078,059)	(7,502,232)	(4,569,464)	(108,513,715)	(1,011,442)	1,904,115	(19,837,882)	(13,150,832)	(41,695,945)	(44,809,191)

NET ASSETS, at beginning of the year	6,140,120	17,224,654	7,573,670	198,200,909	2,504,402	-	37,464,740	24,546,644	79,916,697	100,836,254

NET ASSETS, at end of the year	$2,062,061	$9,722,422	$3,004,206	$89,687,194	$1,492,960	$1,904,115	$17,626,858	$11,395,812	$38,220,752	$56,027,063

See Notes to Financial Statements.

C.M. Multi-Account A

STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2008

	MML Babson Blend Sub-Account	MML Babson Enhanced Index Core Equity Sub-Account	MML Babson Inflation-Protected and Income Sub-Account	MML Babson Managed Bond Sub-Account	MML Balanced Allocation Sub-Account	MML Capital Guardian Asset Allocation Sub-Account	MML Capital Guardian Growth & Income Sub-Account	MML Conservative Allocation Sub-Account	MML Davis Large Cap Value Sub-Account	MML Emerging Growth Sub-Account

Investment income
Dividends	$2,845,911	$177,272	$1,609,223	$2,565,880	$-	$53,166	$-	$-	$-	$-

Expenses
Mortality and expense risk fees and administrative charges	1,252,216	136,362	355,591	742,441	14,880	900,622	797,145	14,070	450,402	63,822

Net investment income (loss)	1,593,695	40,910	1,253,632	1,823,439	(14,880)	(847,456)	(797,145)	(14,070)	(450,402)	(63,822)

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	2,474,626	(552,867)	(739,472)	(643,215)	(32,639)	(4,139,709)	(4,755,191)	(158,401)	2,883,769	202,507
Realized gain distribution	-	-	-	-	25	-	-	40	36,821	-

Realized gain (loss)	2,474,626	(552,867)	(739,472)	(643,215)	(32,614)	(4,139,709)	(4,755,191)	(158,361)	2,920,590	202,507

Change in net unrealized appreciation/ depreciation of investments	(28,857,637)	(3,923,009)	(2,185,757)	(670,811)	(350,142)	(18,517,880)	(23,500,917)	(207,766)	(17,999,238)	(2,547,703)

Net gain (loss) on investments	(26,383,011)	(4,475,876)	(2,925,229)	(1,314,026)	(382,756)	(22,657,589)	(28,256,108)	(366,127)	(15,078,648)	(2,345,196)

Net increase (decrease) in net assets resulting from operations	(24,789,316)	(4,434,966)	(1,671,597)	509,413	(397,636)	(23,505,045)	(29,053,253)	(380,197)	(15,529,050)	(2,409,018)

Capital transactions:
Transfer of net premiums	2,224,240	167,524	1,660,740	2,927,947	926,551	3,001,259	2,601,436	322,133	1,255,120	209,464
Transfers due to death benefits	(826,743)	(149,678)	(827,419)	(832,833)	-	(679,362)	(435,364)	-	(302,309)	(26,265)
Transfers due to annuity benefit payments	(13,348)	(8,910)	(5,148)	(2,071)	-	(46,597)	(10,942)	-	(23,209)	(1,068)
Transfers due to withdrawal of funds	(15,374,243)	(1,828,102)	(6,773,473)	(10,439,296)	(63,123)	(16,076,041)	(13,321,744)	(698,755)	(7,118,298)	(1,025,141)
Transfers due to loans, net of repayments	6,371	(3,312)	(20,291)	(9,729)	-	(13,876)	22,463	43,351	(15,662)	(6,085)
Transfers due to rider and contingent deferred sales charges	(5,176)	(796)	(1,905)	(8,483)	(24)	(3,592)	(5,003)	(9)	(4,417)	(475)
Transfers due to net charge (credit) to annuitant mortality fluctuation	210	4,272	1,126	576	-	14,966	5,288	-	6,828	195
Transfers between Sub-Accounts and to/from Fixed Account	(5,331,514)	(658,356)	4,675,781	(1,679,760)	1,737,748	(8,102,222)	(5,758,081)	2,508,041	(1,377,489)	(551,513)

Net increase (decrease) in net assets resulting from capital transactions	(19,320,203)	(2,477,358)	(1,290,589)	(10,043,649)	2,601,152	(21,905,465)	(16,901,947)	2,174,761	(7,579,436)	(1,400,888)

Total increase (decrease)	(44,109,519)	(6,912,324)	(2,962,186)	(9,534,236)	2,203,516	(45,410,510)	(45,955,200)	1,794,564	(23,108,486)	(3,809,906)

NET ASSETS, at beginning of the year	114,741,535	13,408,463	24,482,740	59,345,796	-	89,205,621	82,301,912	-	43,736,903	6,576,727

NET ASSETS, at end of the year	$70,632,016	$6,496,139	$21,520,554	$49,811,560	$2,203,516	$43,795,111	$36,346,712	$1,794,564	$20,628,417	$2,766,821

See Notes to Financial Statements.

C.M. Multi-Account A

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2008

	MML Equity Index Sub-Account	MML Growth Allocation Sub-Account	MML Legg Mason Concentrated Growth Sub-Account	MML Moderate Allocation Sub-Account	MML Money Market Sub-Account	MML NASDAQ-100® Sub-Account	MML Neuberger Berman Global Sub-Account	MML Oppenheimer Small Cap Equity Sub-Account	MML Oppenheimer Small Company Opportunities Sub-Account	MML Oppenheimer/ Bernstein Equity Sub-Account

Investment income
Dividends	$-	$-	$-	$-	$120,027	$101	$-	$-	$27,117	$-

Expenses
Mortality and expense risk fees and administrative charges	358,465	40,294	469,422	30,870	97,821	56,490	355,621	266,280	206,722	806,628

Net investment income (loss)	(358,465)	(40,294)	(469,422)	(30,870)	22,206	(56,389)	(355,621)	(266,280)	(179,605)	(806,628)

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	1,023,227	(16,157)	(1,858,560)	(94,684)	445	217,362	(1,246,887)	(1,579,568)	(3,802,288)	(1,792,663)
Realized gain distribution	-	24	-	24	-	-	102,776	1,300	290,324	-

Realized gain (loss)	1,023,227	(16,133)	(1,858,560)	(94,660)	445	217,362	(1,144,111)	(1,578,268)	(3,511,964)	(1,792,663)

Change in net unrealized appreciation/ depreciation of investments	(12,299,067)	(1,651,424)	(24,876,709)	(854,268)	925	(2,322,867)	(11,825,216)	(6,957,912)	(3,640,334)	(28,527,294)

Net gain (loss) on investments	(11,275,840)	(1,667,557)	(26,735,269)	(948,928)	1,370	(2,105,505)	(12,969,327)	(8,536,180)	(7,152,298)	(30,319,957)

Net increase (decrease) in net assets resulting from operations	(11,634,305)	(1,707,851)	(27,204,691)	(979,798)	23,576	(2,161,894)	(13,324,948)	(8,802,460)	(7,331,903)	(31,126,585)

Capital transactions:
Transfer of net premiums	681,193	821,883	1,051,590	905,844	2,374,426	135,006	466,522	521,809	664,795	1,843,621
Transfers due to death benefits	(219,484)	-	(368,938)	-	(105,371)	(16,024)	(300,000)	(240,535)	(134,793)	(701,731)
Transfers due to annuity benefit payments	(9,621)	-	(11,526)	-	-	(2,902)	(3,176)	(3,217)	(814)	(22,427)
Transfers due to withdrawal of funds	(5,104,690)	(164,288)	(6,444,586)	(229,862)	(10,009,639)	(717,590)	(5,983,225)	(4,305,603)	(3,520,799)	(9,791,430)
Transfers due to loans, net of repayments	(21,380)	-	2,158	(2,865)	3,537	(6,396)	3,070	315	1,965	48,741
Transfers due to rider and contingent deferred sales charges	(1,611)	(4)	(2,691)	(139)	(345)	(440)	(2,000)	(2,732)	(1,385)	(3,820)
Transfers due to net charge (credit) to annuitant mortality fluctuation	280	-	6,964	-	-	521	1,065	692	348	6,585
Transfers between Sub-Accounts and to/from Fixed Account	(2,230,094)	6,115,999	(1,245,035)	4,276,827	22,719,950	(419,641)	(1,001,554)	(1,482,396)	(1,591,824)	(3,303,655)

Net increase (decrease) in net assets resulting from capital transactions	(6,905,407)	6,773,590	(7,012,064)	4,949,805	14,982,558	(1,027,466)	(6,819,298)	(5,511,667)	(4,582,507)	(11,924,116)

Total increase (decrease)	(18,539,712)	5,065,739	(34,216,755)	3,970,007	15,006,134	(3,189,360)	(20,144,246)	(14,314,127)	(11,914,410)	(43,050,701)

NET ASSETS, at beginning of the year	35,219,376	-	50,653,996	-	-	5,754,300	35,339,904	26,385,205	20,965,369	81,577,731

NET ASSETS, at end of the year	$16,679,664	$5,065,739	$16,437,241	$3,970,007	$15,006,134	$2,564,940	$15,195,658	$12,071,078	$9,050,959	$38,527,030

See Notes to Financial Statements.

C.M. Multi-Account A

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2008

	MML Small Cap Index Sub-Account	MML T. Rowe Price Blue Chip Growth Sub-Account	MML T. Rowe Price Equity Income Sub-Account	MML T. Rowe Price Growth Equity Sub-Account	MML T. Rowe Price Mid Cap Growth Sub-Account	MML Templeton Foreign Sub-Account	MML W&R/Wellington Small Cap Growth Equity Sub-Account	Oppenheimer Balanced Sub-Account	Oppenheimer Capital Appreciation Sub-Account	Oppenheimer Core Bond Sub-Account

Investment income
Dividends	$-	$-	$-	$-	$-	$13,365	$-	$1,322,550	$126,963	$2,463,981

Expenses
Mortality and expense risk fees and administrative charges	208,524	130,397	408,347	63,573	1,515,083	464,825	251,222	587,277	1,125,812	650,832

Net investment income (loss)	(208,524)	(130,397)	(408,347)	(63,573)	(1,515,083)	(451,460)	(251,222)	735,273	(998,849)	1,813,149

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(974,961)	(307,874)	(1,202,009)	(155,264)	(2,568,172)	(561,516)	1,260,807	(1,451,283)	489,414	(3,429,049)
Realized gain distribution	179,763	-	412,014	-	1,985,255	-	-	3,189,843	-	-

Realized gain (loss)	(795,198)	(307,874)	(789,995)	(155,264)	(582,917)	(561,516)	1,260,807	1,738,560	489,414	(3,429,049)

Change in net unrealized appreciation/ depreciation of investments	(4,520,805)	(4,625,491)	(11,828,369)	(2,195,531)	(51,072,556)	(16,587,267)	(9,863,345)	(23,683,984)	(45,659,772)	(17,920,647)

Net gain (loss) on investments	(5,316,003)	(4,933,365)	(12,618,364)	(2,350,795)	(51,655,473)	(17,148,783)	(8,602,538)	(21,945,424)	(45,170,358)	(21,349,696)

Net increase (decrease) in net assets resulting from operations	(5,524,527)	(5,063,762)	(13,026,711)	(2,414,368)	(53,170,556)	(17,600,243)	(8,853,760)	(21,210,151)	(46,169,207)	(19,536,547)
Capital transactions:
Transfer of net premiums	615,313	738,408	1,592,612	188,798	2,887,137	1,274,311	798,861	1,268,179	3,027,125	422,498
Transfers due to death benefits	(44,872)	(87,717)	(287,948)	(53,428)	(1,095,894)	(402,126)	(167,303)	(600,539)	(657,242)	(1,689,701)
Transfers due to annuity benefit payments	(6,681)	-	(4,841)	(7,881)	(37,937)	(9,996)	(15,735)	(28,909)	(20,572)	(58,872)
Transfers due to withdrawal of funds	(3,050,524)	(1,895,209)	(6,135,612)	(926,145)	(24,189,194)	(7,413,635)	(3,563,620)	(10,452,038)	(16,184,291)	(12,913,446)
Transfers due to loans, net of repayments	(7,415)	(13,214)	(10,704)	(7,898)	7,709	(1,974)	2,177	(3,394)	(10,460)	-
Transfers due to rider and contingent deferred sales charges	(970)	(406)	(2,552)	(621)	(6,046)	(3,320)	(1,678)	(3,038)	(7,120)	(4,130)
Transfers due to net charge (credit) to annuitant mortality fluctuation	447	-	2,267	877	9,675	4,632	3,420	12,241	8,251	16,139
Transfers between Sub-Accounts and to/from Fixed Account	(993,043)	(170,906)	(2,656,004)	(128,327)	(6,688,726)	(2,502,014)	(984,047)	(4,859,174)	(3,425,711)	(3,399,838)

Net increase (decrease) in net assets resulting from capital transactions	(3,487,745)	(1,429,044)	(7,502,782)	(934,625)	(29,113,276)	(9,054,122)	(3,927,925)	(14,666,672)	(17,270,020)	(17,627,350)

Total increase (decrease)	(9,012,272)	(6,492,806)	(20,529,493)	(3,348,993)	(82,283,832)	(26,654,365)	(12,781,685)	(35,876,823)	(63,439,227)	(37,163,897)

NET ASSETS, at beginning of the year	19,652,061	12,481,033	40,252,235	6,273,231	150,134,958	47,578,622	24,896,942	58,966,282	112,452,032	63,049,647

NET ASSETS, at end of the year	$10,639,789	$5,988,227	$19,722,742	$2,924,238	$67,851,126	$20,924,257	$12,115,257	$23,089,459	$49,012,805	$25,885,750

See Notes to Financial Statements.

C.M. Multi-Account A

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2008

	Oppenheimer Global Securities Sub-Account	Oppenheimer High Income Sub-Account	Oppenheimer International Growth Sub-Account	Oppenheimer Main Street Sub-Account	Oppenheimer MidCap Sub-Account	Oppenheimer Money Sub-Account	Oppenheimer Strategic Bond Sub-Account	Panorama Growth Sub-Account	Panorama Total Return Sub-Account	PIMCO Commodity Real Return Strategy Sub-Account

Investment income
Dividends	$2,655,044	$3,109,682	$551,933	$1,176,250	$-	$1,675,455	$6,155,777	$303,736	$767,971	$209,859

Expenses
Mortality and expense risk fees and administrative charges	2,154,432	534,541	668,538	994,869	597,638	831,420	1,571,304	238,375	306,070	50,378

Net investment income (loss)	500,612	2,575,141	(116,605)	181,381	(597,638)	844,035	4,584,473	65,361	461,901	159,481

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	11,491,955	(4,750,441)	6,278,678	(1,505,753)	471,827	-	2,877,948	(440,793)	(817,179)	(34,463)
Realized gain distribution	11,665,962	-	-	5,110,905	-	-	1,422,465	-	-	-

Realized gain (loss)	23,157,917	(4,750,441)	6,278,678	3,605,152	471,827	-	4,300,413	(440,793)	(817,179)	(34,463)

Change in net unrealized appreciation/ depreciation of investments	(103,588,252)	(33,615,509)	(32,027,004)	(37,754,083)	(27,069,135)	-	(26,691,642)	(7,796,661)	(9,546,369)	(2,727,096)

Net gain (loss) on investments	(80,430,335)	(38,365,950)	(25,748,326)	(34,148,931)	(26,597,308)	-	(22,391,229)	(8,237,454)	(10,363,548)	(2,761,559)

Net increase (decrease) in net assets resulting from operations	(79,929,723)	(35,790,809)	(25,864,931)	(33,967,550)	(27,194,946)	844,035	(17,806,756)	(8,172,093)	(9,901,647)	(2,602,078)

Capital transactions:
Transfer of net premiums	5,255,895	1,243,027	1,862,797	1,491,429	1,782,110	1,139,965	4,446,433	358,930	163,976	293,364
Transfers due to death benefits	(1,366,902)	(369,746)	(608,061)	(984,970)	(402,225)	(1,061,699)	(1,724,421)	(301,707)	(771,098)	(4,767)
Transfers due to annuity benefit payments	(26,928)	(17,010)	(14,355)	(7,452)	(6,142)	(1,369)	(47,500)	(2,511)	(2,629)	(3,494)
Transfers due to withdrawal of funds	(32,992,772)	(8,492,428)	(9,122,017)	(15,625,342)	(7,936,023)	(27,778,363)	(25,823,202)	(3,216,186)	(4,375,683)	(684,152)
Transfers due to loans, net of repayments	(10,752)	3,263	(8,980)	8,494	13,297	16,283	(37,289)	1,611	(148)	(1,447)
Transfers due to rider and contingent deferred sales charges	(11,820)	(8,901)	(2,901)	(5,145)	(2,972)	(4,123)	(14,109)	(673)	(659)	(416)
Transfers due to net charge (credit) to annuitant mortality fluctuation	7,348	7,764	1,518	617	1,402	241	6,354	204	1,130	(470)
Transfers between Sub-Accounts and to/from Fixed Account	(13,025,205)	(1,252,721)	(2,276,917)	(5,348,366)	(2,392,625)	26,713,744	(1,427,257)	(391,436)	(1,584,876)	3,549,286

Net increase (decrease) in net assets resulting from capital transactions	(42,171,136)	(8,886,752)	(10,168,916)	(20,470,735)	(8,943,178)	(975,321)	(24,620,991)	(3,551,768)	(6,569,987)	3,147,904

Total increase (decrease)	(122,100,859)	(44,677,561)	(36,033,847)	(54,438,285)	(36,138,124)	(131,286)	(42,427,747)	(11,723,861)	(16,471,634)	545,826

NET ASSETS, at beginning of the year	222,629,283	54,998,367	66,036,576	99,874,733	61,812,263	60,495,692	124,067,383	23,044,102	29,909,090	1,942,102

NET ASSETS, at end of the year	$100,528,424	$10,320,806	$30,002,729	$45,436,448	$25,674,139	$60,364,406	$81,639,636	$11,320,241	$13,437,456	$2,487,928

See Notes to Financial Statements.

C.M. Multi-Account A

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

For The Year Ended December 31, 2007

	AIM V.I. Financial Services Sub-Account	AIM V.I. Global Health Care Sub-Account	AIM V.I. Technology Sub-Account	Fidelity® VIP Contrafund® Sub-Account	ING VP Real Estate Sub-Account	MML AllianceBernstein Large Cap Growth Sub-Account	MML American Century Income & Growth Sub-Account	MML American Century Mid Cap Value Sub-Account	MML Babson Blend Sub-Account	MML Babson Enhanced Index Core Equity Sub-Account	MML Babson Inflation-Protected Bond Sub-Account

Investment income
Dividends	$132,313	$-	$-	$1,794,430	$92,675	$56,946	$1,341,686	$1,126,623	$3,758,809	$174,355	$1,076,593

Expenses
Mortality and expense risk fees and administrative charges	118,085	251,755	112,740	2,778,735	51,505	554,722	1,303,414	1,635,600	1,705,552	211,518	349,419

Net investment income (loss)	14,228	(251,755)	(112,740)	(984,305)	41,170	(497,776)	38,272	(508,977)	2,053,257	(37,163)	727,174

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	776,317	1,321,029	778,726	12,867,140	(60,644)	801,388	3,125,311	2,764,761	5,042,198	333,888	(585,055)
Realized gain distribution	499,504	-	-	47,995,357	144,431	-	4,050,955	13,429,402	-	1,313,531	-

Realized gain (loss)	1,275,821	1,321,029	778,726	60,862,497	83,787	801,388	7,176,266	16,194,163	5,042,198	1,647,419	(585,055)

Change in net unrealized appreciation/depreciation of investments	(3,246,765)	738,857	(178,374)	(29,985,360)	(850,713)	4,329,117	(8,375,071)	(18,805,920)	(1,380,994)	(1,122,975)	1,276,062

Net gain (loss) on investments	(1,970,944)	2,059,886	600,352	30,877,137	(766,926)	5,130,505	(1,198,805)	(2,611,757)	3,661,204	524,444	691,007

Net increase (decrease) in net assets resulting from operations	(1,956,716)	1,808,131	487,612	29,892,832	(725,756)	4,632,729	(1,160,533)	(3,120,734)	5,714,461	487,281	1,418,181

Capital transactions:
Transfer of net premiums	166,489	558,394	206,764	6,397,189	451,440	1,158,765	1,934,388	4,105,888	2,774,124	475,381	1,480,534
Transfers due to death benefits	(128,941)	(170,554)	(64,502)	(1,311,147)	(19,227)	(513,427)	(1,039,529)	(860,870)	(909,275)	(97,315)	(101,419)
Transfers due to annuity benefit payments	(1,166)	(1,581)	(1,802)	(20,633)	-	(14,600)	(5,324)	(26,318)	(12,549)	(11,585)	(5,274)
Transfers due to withdrawal of funds	(1,557,417)	(3,280,665)	(1,568,646)	(38,519,230)	(487,935)	(7,925,248)	(20,099,065)	(22,401,802)	(21,753,635)	(3,100,755)	(5,462,693)
Transfers due to loans, net of repayments	(5,792)	(1,269)	(5,307)	(55,320)	(258)	459	(25,096)	(16,594)	(40,411)	1,034	(2,108)
Transfers due to rider and contingent deferred sales charges	(836)	(1,998)	(1,013)	(12,243)	(338)	(4,201)	(8,811)	(11,981)	(7,349)	(1,247)	(2,253)
Transfers due to net charge (credit) to annuitant mortality fluctuation	288	131	(883)	(148)	-	2,528	1,184	5,948	1,498	2,457	909
Transfers between Sub-Accounts and to/from Fixed Account	(497,873)	(1,034,315)	(30,839)	(2,202,207)	100,521	(2,266,056)	(3,291,751)	(3,695,779)	(5,368,633)	(701,389)	(793,536)

Net increase (decrease) in net assets resulting from capital transactions	(2,025,248)	(3,931,857)	(1,466,228)	(35,723,739)	44,203	(9,561,780)	(22,534,004)	(22,901,508)	(25,316,230)	(3,433,419)	(4,885,840)

Total increase (decrease)	(3,981,964)	(2,123,726)	(978,616)	(5,830,907)	(681,553)	(4,929,051)	(23,694,537)	(26,022,242)	(19,601,769)	(2,946,138)	(3,467,659)

NET ASSETS, at beginning of the year	10,122,084	19,348,380	8,552,286	204,031,816	3,185,955	42,393,791	103,611,234	126,858,496	134,343,304	16,354,601	27,950,398

NET ASSETS, at end of the year	$6,140,120	$17,224,654	$7,573,670	$198,200,909	$2,504,402	$37,464,740	$79,916,697	$100,836,254	$114,741,535	$13,408,463	$24,482,739

See Notes to Financial Statements.

C.M. Multi-Account A

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2007

	MML Babson Managed Bond Sub-Account	MML Capital Guardian Asset Allocation Sub-Account	MML Capital Guardian Growth & Income Sub-Account	MML Davis Large Cap Value Sub-Account	MML Emerging Growth Sub-Account	MML Equity Index Sub-Account	MML Goldman Sachs/ AllianceBernstein Small Cap Value Sub-Account	MML Legg Mason Concentrated Growth Sub-Account	MML NASDAQ-100® Sub-Account	MML Neuberger Berman Global Sub-Account	MML Oppenheimer Small Cap Equity Sub-Account

Investment income
Dividends	$3,147,419	$2,226,780	$1,037,006	$426,439	$-	$550,107	$249,635	$136,068	$1,449	$568,238	$207,304

Expenses
Mortality and expense risk fees and administrative charges	857,991	1,361,780	1,315,896	636,683	80,403	559,525	441,380	734,015	71,040	556,994	438,879

Net investment income (loss)	2,289,428	865,000	(278,890)	(210,244)	(80,403)	(9,418)	(191,745)	(597,947)	(69,591)	11,244	(231,575)

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(372,917)	1,224,386	1,687,030	3,491,468	609,470	2,600,751	(242,610)	1,397,963	495,985	937,497	506,978
Realized gain distribution	-	2,272,091	3,393,115	-	-	-	-	2,855,493	-	1,412,534	2,529,390

Realized gain (loss)	(372,917)	3,496,477	5,080,145	3,491,468	609,470	2,600,751	(242,610)	4,253,456	495,985	2,350,031	3,036,368

Change in net unrealized appreciation/depreciation of investments	1,367,531	(4,251,407)	(5,545,170)	(1,953,320)	188,492	(970,362)	(6,067,040)	3,010,285	348,676	(1,302,157)	(3,271,655)

Net gain (loss) on investments	994,614	(754,930)	(465,025)	1,538,148	797,962	1,630,389	(6,309,650)	7,263,741	844,661	1,047,874	(235,287)

Net increase (decrease) in net assets resulting from operations	3,284,042	110,070	(743,915)	1,327,904	717,559	1,620,971	(6,501,395)	6,665,794	775,070	1,059,118	(466,862)

Capital transactions:
Transfer of net premiums	3,145,841	4,761,332	3,997,244	1,907,552	273,923	815,340	2,162,879	1,286,632	183,606	887,418	728,763
Transfers due to death benefits	(790,809)	(697,658)	(664,770)	(184,474)	(28,065)	(340,064)	(137,936)	(376,615)	(44,805)	(417,371)	(177,198)
Transfers due to annuity benefit payments	(2,219)	(57,031)	(14,945)	(28,898)	(970)	(8,452)	(347)	(15,177)	(2,714)	(4,265)	(4,924)
Transfers due to withdrawal of funds	(7,652,869)	(17,397,070)	(17,547,692)	(7,980,368)	(1,132,116)	(7,983,626)	(6,300,075)	(10,812,642)	(885,085)	(7,917,293)	(5,824,958)
Transfers due to loans, net of repayments	(579)	(86,162)	(107,997)	(23,578)	554	39	(19,243)	(14,138)	(1,876)	1,052	(5,769)
Transfers due to rider and contingent deferred sales charges	(13,974)	(6,016)	(7,902)	(6,704)	(615)	(3,104)	(2,495)	(4,602)	(582)	(3,353)	(3,999)
Transfers due to net charge (credit) to annuitant mortality fluctuation	492	23,827	13,202	3,925	(1,146)	507	123	3,276	(2,824)	815	559
Transfers between Sub-Accounts and to/from Fixed Account	(1,426,365)	354,213	(5,495,806)	870,011	930,924	(2,105,059)	(846,736)	1,102,389	645,767	(380,268)	(1,795,841)

Net increase (decrease) in net assets resulting from capital transactions	(6,740,482)	(13,104,565)	(19,828,666)	(5,442,534)	42,489	(9,624,419)	(5,143,830)	(8,830,877)	(108,513)	(7,833,265)	(7,083,367)

Total increase (decrease)	(3,456,440)	(12,994,495)	(20,572,581)	(4,114,630)	760,048	(8,003,448)	(11,645,225)	(2,165,083)	666,557	(6,774,147)	(7,550,229)

NET ASSETS, at beginning of the year	62,802,236	102,200,116	102,874,493	47,851,533	5,816,679	43,222,824	36,191,869	52,819,079	5,087,743	42,114,051	33,935,434

NET ASSETS, at end of the year	$59,345,796	$89,205,621	$82,301,912	$43,736,903	$6,576,727	$35,219,376	$24,546,644	$50,653,996	$5,754,300	$35,339,904	$26,385,205

See Notes to Financial Statements.

C.M. Multi-Account A

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2007

	MML Oppenheimer Small Company Opportunities Sub-Account	MML Oppenheimer/ Bernstein Equity Sub-Account	MML Small Cap Index Sub-Account	MML T. Rowe Price Blue Chip Growth Sub-Account	MML T. Rowe Price Equity Income Sub-Account	MML T. Rowe Price Growth Equity Sub-Account	MML T. Rowe Price Mid Cap Growth Sub-Account	MML Templeton Foreign Sub-Account	MML W&R/Wellington Small Cap Growth Equity Sub-Account	Oppenheimer Balanced Sub-Account	Oppenheimer Capital Appreciation Sub-Account

Investment income
Dividends	$-	$1,745,754	$175,167	$51,887	$638,915	$32,889	$126,173	$1,057,197	$29,189	$1,688,077	$273,930

Expenses
Mortality and expense risk fees and administrative charges	346,742	1,195,326	331,780	154,754	591,272	100,361	2,253,238	669,321	370,778	884,796	1,604,228

Net investment income (loss)	(346,742)	550,428	(156,613)	(102,867)	47,643	(67,472)	(2,127,065)	387,876	(341,589)	803,281	(1,330,298)

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	1,548,433	2,402,381	407,328	383,821	1,215,351	(52,555)	4,737,251	1,913,265	3,074,926	1,754,555	2,679,839
Realized gain distribution	5,136,412	10,298,303	818,211	-	1,357,849	-	7,376,643	725,017	843,310	5,279,303	-

Realized gain (loss)	6,684,845	12,700,684	1,225,539	383,821	2,573,200	(52,555)	12,113,894	2,638,282	3,918,236	7,033,858	2,679,839

Change in net unrealized appreciation/depreciation of investments	(8,424,653)	(10,532,604)	(1,208,640)	856,888	(1,803,596)	359,530	13,768,703	2,408,018	(1,385,521)	(6,184,212)	12,739,491

Net gain (loss) on investments	(1,739,808)	2,168,080	16,899	1,240,709	769,604	306,975	25,882,597	5,046,300	2,532,715	849,646	15,419,330

Net increase (decrease) in net assets resulting from operations	(2,086,550)	2,718,508	(139,714)	1,137,842	817,247	239,503	23,755,532	5,434,176	2,191,126	1,652,927	14,089,032

Capital transactions:
Transfer of net premiums	1,050,971	3,169,867	712,860	969,902	2,828,283	184,837	3,461,838	2,037,370	1,256,314	2,201,318	4,096,297
Transfers due to death benefits	(38,973)	(832,263)	(139,084)	(92,863)	(179,784)	(92,126)	(1,387,378)	(358,416)	(161,131)	(692,378)	(557,219)
Transfers due to annuity benefit payments	(1,091)	(27,407)	(4,679)	-	(5,411)	(11,451)	(41,893)	(12,699)	(19,062)	(35,643)	(25,431)
Transfers due to withdrawal of funds	(4,610,080)	(11,609,120)	(4,972,828)	(2,166,549)	(7,884,209)	(1,752,496)	(33,909,890)	(10,119,064)	(5,461,749)	(13,428,070)	(20,645,511)
Transfers due to loans, net of repayments	(10,228)	(2,414)	(7,758)	(14,201)	(36,497)	1,500	(6,248)	(10,761)	(11,571)	(20,343)	(27,367)
Transfers due to rider and contingent deferred sales charges	(2,144)	(5,656)	(1,764)	(526)	(3,861)	(881)	(9,095)	(5,060)	(2,569)	(4,234)	(10,574)
Transfers due to net charge (credit) to annuitant mortality fluctuation	291	4,046	716	-	1,326	608	2,405	2,372	(1,797)	6,626	3,457
Transfers between Sub-Accounts and to/from Fixed Account	1,577,230	(2,101,676)	(2,565,781)	1,928,337	1,973,038	(334,992)	(8,627,027)	3,320,219	(1,230,601)	751,000	(3,526,503)

Net increase (decrease) in net assets resulting from capital transactions	(2,034,024)	(11,404,623)	(6,978,318)	624,100	(3,307,115)	(2,005,001)	(40,517,288)	(5,146,039)	(5,632,166)	(11,221,724)	(20,692,851)

Total increase (decrease)	(4,120,574)	(8,686,115)	(7,118,032)	1,761,942	(2,489,868)	(1,765,498)	(16,761,756)	288,137	(3,441,040)	(9,568,797)	(6,603,819)
NET ASSETS, at beginning of the year	25,085,943	90,263,846	26,770,093	10,719,091	42,742,103	8,038,729	166,896,714	47,290,485	28,337,982	68,535,079	119,055,851

NET ASSETS, at end of the year	$20,965,369	$81,577,731	$19,652,061	$12,481,033	$40,252,235	$6,273,231	$150,134,958	$47,578,622	$24,896,942	$58,966,282	$112,452,032

See Notes to Financial Statements.

C.M. Multi-Account A

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2007

	Oppenheimer Core Bond Sub-Account	Oppenheimer Global Securities Sub-Account	Oppenheimer High Income Sub-Account	Oppenheimer International Growth Sub-Account	Oppenheimer Main Street Sub-Account	Oppenheimer MidCap Sub-Account	Oppenheimer Money Sub-Account	Oppenheimer Strategic Bond Sub-Account	Panorama Growth Sub-Account	Panorama Total Return Sub-Account	PIMCO VIT Commodity- RealReturn Strategy Sub-Account

Investment income
Dividends	$3,878,824	$3,363,619	$4,690,813	$599,001	$1,172,113	$-	$2,882,034	$4,232,490	$313,117	$1,017,163	$57,858

Expenses
Mortality and expense risk fees and administrative charges	947,426	3,333,800	871,636	918,449	1,555,409	926,032	820,509	1,648,949	355,251	458,270	16,875

Net investment income (loss)	2,931,398	29,819	3,819,177	(319,448)	(383,296)	(926,032)	2,061,525	2,583,541	(42,134)	558,893	40,983

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	158,722	15,794,114	805,457	6,984,067	4,378,121	(2,000,658)	-	2,998,521	572,563	527,623	(17,573)
Realized gain distribution	-	12,226,933	-	-	-	-	1,213	-	-	-	-

Realized gain (loss)	158,722	28,021,047	805,457	6,984,067	4,378,121	(2,000,658)	1,213	2,998,521	572,563	527,623	(17,573)

Change in net unrealized appreciation/depreciation of investments	(1,042,228)	(15,504,194)	(5,261,147)	40,201	(140,778)	6,522,911	-	3,940,485	419,385	402,324	216,416

Net gain (loss) on investments	(883,506)	12,516,853	(4,455,690)	7,024,268	4,237,343	4,522,253	1,213	6,939,006	991,948	929,947	198,843

Net increase (decrease) in net assets resulting from operations	2,047,892	12,546,672	(636,513)	6,704,820	3,854,047	3,596,221	2,062,738	9,522,547	949,814	1,488,840	239,826

Capital transactions:
Transfer of net premiums	843,850	7,768,191	2,274,385	2,957,474	2,109,322	2,814,370	3,532,991	5,401,440	381,348	360,989	116,956
Transfers due to death benefits	(631,704)	(1,467,297)	(841,554)	(400,245)	(770,651)	(436,858)	(728,946)	(1,267,777)	(281,833)	(970,205)	(5,808)
Transfers due to annuity benefit payments	(70,553)	(29,812)	(22,368)	(14,815)	(10,719)	(6,316)	(3,013)	(51,444)	(3,920)	(3,190)	-
Transfers due to withdrawal of funds	(16,786,086)	(43,922,971)	(12,697,427)	(11,529,472)	(19,137,195)	(12,345,268)	(30,860,892)	(20,746,991)	(4,268,180)	(5,682,413)	(248,823)
Transfers due to loans, net of repayments	-	(119,069)	6,332	(27,795)	2,418	(43,161)	79,678	(43,112)	1,310	(1,361)	(3,203)
Transfers due to rider and contingent deferred sales charges	(5,489)	(18,650)	(13,637)	(3,833)	(8,100)	(4,737)	(5,721)	(13,107)	(1,129)	(810)	(110)
Transfers due to net charge (credit) to annuitant mortality fluctuation	9,308	3,921	1,658	(813)	1,026	1,086	230	4,700	198	817	-
Transfers between Sub-Accounts and to/from Fixed Account	(724,449)	(4,956,905)	(1,928,351)	5,927,677	(5,209,639)	(5,162,137)	27,280,732	14,515,877	(805,321)	(298,584)	543,364

Net increase (decrease) in net assets resulting from capital transactions	(17,365,123)	(42,742,592)	(13,220,962)	(3,091,822)	(23,023,538)	(15,183,021)	(704,941)	(2,200,414)	(4,977,527)	(6,594,757)	402,376

Total increase (decrease)	(15,317,231)	(30,195,920)	(13,857,475)	3,612,998	(19,169,491)	(11,586,800)	1,357,797	7,322,133	(4,027,713)	(5,105,917)	642,202

NET ASSETS, at beginning of the year	78,366,878	252,825,203	68,855,842	62,423,578	119,044,224	73,399,063	59,137,895	116,745,250	27,071,815	35,015,007	1,299,900

NET ASSETS, at end of the year	$63,049,647	$222,629,283	$54,998,367	$66,036,576	$99,874,733	$61,812,263	$60,495,692	$124,067,383	$23,044,102	$29,909,090	$1,942,102

See Notes to Financial Statements.

C.M. Multi-Account A

Notes To Financial Statements

1.	ORGANIZATION

C.M. Life Insurance Company (“C.M. Life”) is a subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”). C.M. Multi-Account A (the “Separate Account”) was established on August 3, 1994 as a separate investment account of C.M. Life.

C.M. Life maintains three segments within the Separate Account, they are: Panorama Premier Segment, Panorama Passage® Segment and MassMutual Artistry Segment.

The Panorama Passage® Segment contracts may have one of two mortality and expense risk charges calculated on the daily value of the assets invested. Tier One is contracts issued prior to May 1, 2003 during the first through tenth contract year. For these contracts the mortality and expense risk charge is 1.34%, on an annual basis, of the daily net asset value. Tier Two is contracts issued on or after May 1, 2003 during the first through tenth contract year. For these contracts the mortality and expense risk charge is 1.50%, on an annual basis, of the daily net asset value.

The Separate Account is registered as a unit investment trust pursuant to the Investment Company Act of 1940 (“the 1940 Act”).

The assets and liabilities of the Separate Account are clearly identified and distinguished from C.M. Life’s other assets and liabilities. The Separate Account assets are not chargeable with liabilities arising out of any other business C.M. Life may conduct.

2.	INVESTMENT OF THE SEPARATE ACCOUNT’S ASSETS

The following investment funds/portfolios were replaced (name change) with other mutual funds or liquidated, effective April 28, 2006, (see Note 9): American Century Variable Portfolios, Inc., American Funds Insurance Series, Calvert Variable Series, Inc., Franklin Templeton Variable Insurance Products Trust, Janus Aspen Series, MFS® Variable Insurance Trust, Scudder Investment VIT Funds and T. Rowe Price Equity Series, Inc.

The Separate Account consists of fifty sub-accounts which invest in the following mutual funds of the same name unless stated otherwise:

AIM Variable Investment Funds (“AIM V.I.”), is a open-end, diversified, management company registered under the 1940 Act with three of its Funds available to the Separate Account: AIM V.I. Financial Services Fund (Series I), AIM V.I. Global Health Care Fund (Series I) and AIM V.I. Technology Fund (Series I). Invesco Aim Advisors, Inc. is the investment adviser to the Funds. Advisory entities affiliated with Invesco Aim Advisors, Inc., serves as investment sub-adviser to the Funds.

Fidelity® Variable Insurance Products Fund (“Fidelity VIP”) is an open-end management investment company registered under the 1940 Act with one of its Portfolios available to the Separate Account: Fidelity® VIP Contrafund® Portfolio (Initial Class). Fidelity Management & Research Company (“FMR”) is the investment adviser to the Portfolios. FMR Co., Inc., a wholly owned subsidiary of FMR, and Fidelity Research & Analysis Company (formerly known as Fidelity Management & Research (Far East) inc.), serve as sub-advisers to these Portfolios. The following affiliates also serve as sub-advisers assisting FMR with foreign investments for the Fidelity® VIP Contrafund® Portfolio (Initial Class), Fidelity Research & Analysis Company, Fidelity Management & Research (U.K.) Inc., Fidelity International Investment Advisors, Fidelity International Investment Advisors (U.K.) Limited, and Fidelity Investments Japan Limited.

ING Variable Products Trust (“ING”) is an open-end, investment company registered under the 1940 Act with one of its Portfolios available to the Separate Account: ING Global Real Estate Portfolio (Class S) (prior to September 6, 2008, this Portfolio was called ING VP Real Estate Portfolio). ING Investments, LLC is the investment adviser to this Portfolio. ING Clarion Real Estate Securities L.P. has been engaged by ING Investments LLC to serve as sub-adviser to this Portfolio.

Notes To Financial Statements (Continued)

MML Series Investment Fund (“MML Trust”) is an open-end, investment company registered under the 1940 Act with twenty-four of its separate Series (“MML Trust Funds”) available to the Separate Account: MML Aggressive Allocation Fund, MML Large Cap Growth Fund (the MML AllianceBernstein Large Cap Growth Sub-Account invests in this Fund), MML Small/Mid Cap Value Fund (prior to February 28, 2008, this Fund was called MML Small Cap Value Fund) (the MML AllianceBernstein Small/Mid Cap Value Sub-Account invests in this Fund) (prior to February 28, 2008, the Sub-Account was known as MML Goldman Sachs/AllianceBernstein Small Cap Value Sub-Account) (prior to November 28, 2007, the Sub-Account was known as MML Goldman Sachs Small Cap Value Sub-Account). MML Income & Growth Fund (the MML American Century Income & Growth Sub-Account invests in this Fund), MML Mid Cap Value Fund (the MML American Century Mid Cap Value Sub-Account invests in this Fund), MML Balanced Allocation Fund, MML Asset Allocation Fund (the MML Capital Guardian Asset Allocation Sub-Account invests in this Fund), MML Growth & Income Fund (the MML Capital Guardian Growth & Income Sub-Account invests in this Fund), MML Conservative Allocation Fund, MML Large Cap Value Fund (the MML Davis Large Cap Value Sub-Account invests in this Fund), MML Emerging Growth Fund, MML Equity Index Fund (Class I), MML Growth Allocation Fund, MML Concentrated Growth Fund (Class II) (the MML Legg Mason Concentrated Growth Sub-Account invests in this Fund), MML Moderate Allocation Fund, MML NASDAQ-100® Fund1 (prior to November 30, 2007, this Fund was called MML OTC 100 Fund) (prior to November 30, 2007, the Sub-Account was known as MML OTC 100 Sub-Account), MML Global Fund (Classes II) (the MML Neuberger Berman Global Sub-Account invests in this Fund), MML Small Cap Index Fund, MML Blue Chip Growth Fund (the MML T. Rowe Price Blue Chip Growth Sub-Account invests in this Fund), MML Equity Income Fund (the MML T. Rowe Price Equity Income Sub-Account invests in this Fund), MML Growth Equity Fund (the MML T. Rowe Price Growth Equity Sub-Account invests in this Fund) (prior to November 28, 2007, the Sub-Account was known as MML GMO Growth Equity Sub-Account), MML Mid Cap Growth Fund (the MML T. Rowe Price Mid Cap Growth Sub-Account invests in this Fund), MML Foreign Fund (the MML Templeton Foreign Sub-Account invests in this Fund) and MML Small Cap Growth Equity Fund (the MML W&R/Wellington Small Cap Growth Equity Sub-Account invests in this Fund).

MassMutual serves as investment adviser to each of these MML Trust Funds pursuant to an investment management agreement.

MassMutual has entered into a sub-advisory agreement with AllianceBernstein L.P., to serve as the investment sub-adviser to the MML Large Cap Growth Fund and MML Small/Mid Cap Value Fund. MassMutual has entered into a sub-advisory agreement with American Century Investment Management, Inc. (“American Century”) whereby American Century manages the investments of the MML Income & Growth Fund and MML Mid Cap Value Fund. MassMutual has entered into a sub-advisory agreement with Capital Guardian Trust Company (“Capital Guardian”) whereby Capital Guardian manages the investments of the MML Asset Allocation Fund and MML Growth & Income Fund. MassMutual has entered into a sub-advisory agreement with Davis Selected Advisers, L.P., to serve as the investment sub-adviser to the MML Large Cap Value Fund. MassMutual has entered into sub-advisory agreements with Essex Investment Management Company, LLC and Insight Capital Research & Management, Inc. pursuant to which each serves as investment sub-adviser to a portion of the MML Emerging Growth Fund (Initial Class) (prior to September 10, 2008, Delaware Management Company and Insight Capital Research & Management, Inc. were the Funds’ investment sub-advisers). MassMutual has entered into a sub-advisory agreement with Northern Trust Investments, N.A. (“Northern Trust”) whereby Northern Trust manages the investments of the MML Equity Index Fund (Class I), MML NASDAQ-100® Fund, and MML Small Cap Index Fund. MassMutual has entered into a sub-advisory agreement with Legg Mason Capital Management, Inc., to serve as the investment sub-adviser to the MML Concentrated Growth Fund (Class II). MassMutual has entered into a sub-advisory agreement with Neuberger Berman Management, Inc., to serve as the investment sub-adviser to the MML Global Fund (Class II). MassMutual has entered into a sub-advisory agreement with T. Rowe Price Associates, Inc. (“T. Rowe Price”) whereby T. Rowe Price manages the investments of the MML Blue Chip Growth Fund, MML Equity Income Fund, MML Growth Equity Fund (prior to November 28, 2007, Grantham, Mayo, Van Otterloo & Co. LLC was the Funds’ investment sub-adviser) and MML Mid Cap Growth Fund. MassMutual has entered into a sub-advisory agreement with Templeton Investment Counsel, LLC, to serve as the investment sub-adviser to the MML Foreign Fund. MassMutual has entered into sub-advisory agreements with Wellington Management Company, LLP and Waddell & Reed Investment Management Company pursuant to which each serves as the investment sub-adviser to the MML Small Cap Growth Equity Fund.

[1]

NASDAQ®, NASDAQ-100® and NASDAQ-100 Index® are trademarks of The NASDAQ Stock Market, Inc. (together with its affiliates, “NASDAQ”) and are licensed for use by the Fund. The Fund/Sub-Account has not been passed on by NASDAQ as to its legality or suitability. The Fund/Sub-Account is not issued, endorsed, sold or promoted by NASDAQ. NASDAQ makes no warranties and bears no liability with respect to The Fund/Sub-Account.

Notes To Financial Statements (Continued)

MML Series Investment Fund II (“MML II Trust”) is an open-end, investment company registered under the 1940 Act with eight of its separate Series (“MML II Trust Funds”) available to the Separate Account: MML Blend Fund (the MML Babson Blend Sub-Account invests in this Fund), MML Enhanced Index Core Equity Fund (the MML Babson Enhanced Index Core Equity Sub-Account invests in this Fund), MML Inflation-Protected and Income Fund (prior to May 1, 2008, this Fund was known as MML Inflation-Protected Bond Fund) (the MML Babson Inflation-Protected and Income Sub-Account invests in this Fund), MML Managed Bond Fund (the MML Babson Managed Bond Sub-Account invests in this Fund), MML Money Market Fund, MML Small Cap Equity Fund (the MML Oppenheimer Small Cap Equity Sub-Account invests in this Fund), MML Small Company Opportunities Fund (The MML Oppenheimer Small Company Opportunities Sub-Account invests in this Fund) and MML Equity Fund (the MML Oppenheimer/Bernstein Equity Sub-Account invests in this Fund).

MassMutual serves as investment adviser to each of these MML II Trust Funds pursuant to an investment management agreement. MassMutual has entered into sub-advisory agreements with Babson Capital Management LLC (“Babson Capital”), a wholly owned subsidiary of MassMutual, pursuant to which Babson Capital serves as the investment sub-adviser to the MML Blend Fund, MML Enhanced Index Core Equity Fund, MML Inflation-Protected and Income Fund and MML Managed Bond Fund and MML Money Market Fund. MassMutual has entered into a sub-advisory agreement with OppenheimerFunds, Inc., a wholly owned subsidiary of MassMutual, to serve as the investment sub-adviser to the MML Small Cap Equity Fund and MML Small Company Opportunities Fund. MassMutual has entered into sub-advisory agreements with OppenheimerFunds, Inc., and AllianceBernstein L.P. pursuant to which each serves as the investment sub-adviser to the MML Equity Fund.

Oppenheimer Variable Account Funds (“Oppenheimer Funds”) is an open-end, management investment company registered under the 1940 Act with nine of its Funds available to the Separate Account: Oppenheimer Balanced Fund/VA, Oppenheimer Capital Appreciation Fund/VA, Oppenheimer Core Bond Fund/VA, Oppenheimer Global Securities Fund/VA, Oppenheimer High Income Fund/VA, Oppenheimer Main Street Fund®/VA, Oppenheimer MidCap Fund/VA, Oppenheimer Money Fund/VA and Oppenheimer Strategic Bond Fund/VA. OppenheimerFunds, Inc., a wholly owned subsidiary of MassMutual, serves as investment adviser to these Oppenheimer Funds.

Panorama Series Fund, Inc. (“Panorama Fund”) is an open-end, management investment company registered under the 1940 Act with three of its Fund/Portfolios available to the Separate Account: Oppenheimer International Growth Fund/VA, Panorama Growth Portfolio and Panorama Total Return Portfolio. OppenheimerFunds, Inc., a wholly owned subsidiary of MassMutual, serves as the investment adviser to the Fund/Portfolios.

PIMCO Variable Insurance Trust (“PIMCO”) is an open-end, investment company registered under the 1940 Act with one of its Portfolios available to the Separate Account: PIMCO VIT CommodityRealReturnTM Strategy Portfolio (Advisor Class). Pacific Investment Management Company LLC is the investment adviser to this Portfolio.

In addition to the fifty sub-accounts, some contract owners may also allocate funds to the Fixed Account which is part of C.M. Life’s general investment account. The general investment account is not registered as an investment company under the 1940 Act.

3.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Separate Account in preparation of the financial statements in conformity with U.S. generally accepted accounting principles (hereinafter referred to as “generally accepted accounting principles”).

A.	Investment Valuation

Investments in the investment sub-accounts are valued at the closing net asset value of each of the respective underlying Funds/Portfolios which value their investment securities at fair value.

B.	Accounting for Investments

Investment transactions are accounted for on a trade date basis and identified cost is the basis followed in determining the cost of investments sold for financial statement purposes. Dividend income and gains from realized gain distributions are recorded on the ex-dividend date, and they are generally reinvested in the underlying investment sub-account.

Notes To Financial Statements (Continued)

C.	Federal Income Taxes

C.M. Life is taxed under federal law as a life insurance company under the provisions of the 1986 Internal Revenue Code, as amended. The Separate Account is part of C.M. Life’s total operations and is not taxed separately. The Separate Account is not taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under existing federal law, no taxes are payable on net investment income and net realized capital gains attributable to contracts which depend on the Separate Account’s investment performance. Accordingly, no provision for federal income tax has been made. C.M. Life may, however, make such a charge in the future if an unanticipated change of current law results in a company tax liability attributable to the Separate Account.

D.	Contract Charges

See Note 8B for charges associated with the contracts.

E.	Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires that management make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

F.	Loans

If the certificate is a tax-sheltered annuity (“TSA”), the contract owners may be able to take a loan under their certificate. All such loans must conform to the requirements of the Internal Revenue Code. There are limitations on the amount of the loan the participants can take, and there is a required loan repayment schedule. When a loan is made, the Separate Account transfers the amount of the loan to C.M. Life, thereby decreasing both the investments and net assets of the Separate Account. The contract owner is charged interest on the outstanding loan amount based on the interest rate then in effect.

G.	Annuitant Mortality Fluctuation

The Separate Account maintains a reserve as required by regulatory authorities to provide for mortality losses incurred. The reserve is adjusted quarterly for mortality losses and gains and its proportionate share of changes in value. Transfers to or from C.M. Life are then made quarterly to adjust the Separate Account. Net transfer from C.M. Life to the Separate Account totaled $73,458 for the year ended December 31, 2008. Net transfers from the Separate Account to C.M. Life totaled $98,592 for the year ended December 31, 2007. The reserve is subject to a maximum of 3% of the Separate Account’s annuity reserves. Any mortality losses in excess of this reserve will be borne by C.M. Life. The reserve is not available to owners of the contracts except to the extent necessary to cover mortality losses under the contracts.

H.	Annuity Reserves

Annuity reserves are developed by using accepted actuarial methods and are computed using the 1994 MGDB table.

4.	Fair Value of Financial Statements

SFAS 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In determining fair value, the Separate Account, generally, uses market approach as the valuation technique due to the nature of the mutual fund investments offered in the Separate Account. This technique maximizes the use of observable inputs and maximizes the use of unobservable inputs. Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Valuation Inputs: Various inputs are used to determine the value of the fund’s investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds and credit risk)
•	Level 3 – unobservable inputs

Notes To Financial Statements (Continued)

The net assets of the Separate Account are measured at fair value on a recurring basis. All the net assets are categorized as Level 1 as of December 31, 2008.

The Separate Account does not have any assets or liabilities reported at fair value on a non-recurring basis required to be disclosed under SFAS 157.

5.	RELATED PARTY TRANSACTIONS

A.	Sales Agreements

The contracts are sold by both registered representatives of MML Investors Services, Inc. (“MMLISI”), a subsidiary of MassMutual, and by registered representatives of other broker-dealers who have entered into distribution agreements with MML Distributors, LLC (“MML Distributors”), a subsidiary of MassMutual. Pursuant to separate underwriting agreements with MassMutual and the separate account, MMLISI serves as principal underwriter of the contracts sold by its registered representatives and MML Distributors serves as principal underwriter of the contracts sold by registered representatives of other broker-dealers who have entered into distribution agreements with MML Distributors.

Both MMLISI and MML Distributors are registered with the Securities and Exchange Commission (the “SEC”) as broker-dealers under the Securities and Exchange Act of 1934 and are members of the Financial Industry Regulatory Authority. Commissions for sales of contracts by MMLISI registered representatives are paid on behalf of MMLISI to its registered representatives. Commissions for sales of contracts by registered representatives of other broker-dealers are paid on behalf of MML Distributors to those broker-dealers. MMLISI and MML Distributors also receive compensation for their actions as principal underwriters of the contracts.

B.	Receivable from/Payable to C.M. Life

Certain fees such as cost of insurance fees and mortality and expense risk fees are charges paid between the General Account and the Separate Account.

Notes To Financial Statements (Continued)

6.	PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2008 were as follows:

	AIM V.I. Financial Services Sub-Account	AIM V.I. Global Health Care Sub-Account	AIM V.I. Technology Sub-Account	Fidelity® VIP Contrafund® Sub-Account	ING Global Real Estate Sub-Account	MML Aggressive Allocation Sub-Account	MML AllianceBernstein Large Cap Growth Sub-Account	MML AllianceBernstein Small/Mid Cap Value Sub-Account	MML American Century Income & Growth Sub-Account	MML American Century Mid Cap Value Sub-Account

Cost of purchases	$962,089	$3,342,350	$295,324	$10,332,475	$1,532,350	$2,704,385	$873,289	$1,619,087	$1,062,790	$1,236,728
Proceeds from sales	(1,462,909)	(3,912,864)	(2,022,571)	(38,411,720)	(1,402,276)	(140,104)	(7,185,371)	(6,793,017)	(19,068,691)	(24,977,759)

	MML Babson Blend Sub-Account	MML Babson Enhanced Index Core Equity Sub-Account	MML Babson Inflation-Protected and Income Sub-Account	MML Babson Managed Bond Sub-Account	MML Balanced Allocation Sub-Account	MML Capital Guardian Asset Allocation Sub-Account	MML Capital Guardian Growth & Income Sub-Account	MML Conservative Allocation Sub-Account	MML Davis Large Cap Value Sub-Account	MML Emerging Growth Sub-Account
Cost of purchases	$4,097,905	$396,383	$11,579,235	$7,633,140	$2,736,492	$2,328,515	$1,608,443	$3,259,334	$2,186,777	$553,669
Proceeds from sales	(21,819,847)	(2,848,164)	(11,500,495)	(15,889,205)	(150,349)	(25,082,635)	(19,400,013)	(1,099,917)	(10,175,168)	(1,995,670)

	MML Equity Index Sub-Account	MML Growth Allocation Sub-Account	MML Legg Mason Concentrated Growth Sub-Account	MML Moderate Allocation Sub-Account	MML Money Market Sub-Account	MML NASDAQ-100® Sub-Account	MML Neuberger Berman Global Sub-Account	MML Oppenheimer Small Cap Equity Sub-Account	MML Oppenheimer Small Company Opportunities Sub-Account	MML Oppenheimer/ Bernstein Equity Sub-Account
Cost of purchases	$625,380	$6,818,915	$1,575,641	$5,330,925	$24,691,109	$434,122	$552,470	$462,070	$1,510,705	$1,145,434
Proceeds from sales	(7,893,726)	(86,776)	(9,073,534)	(411,813)	(9,978,963)	(1,551,267)	(7,649,828)	(6,308,156)	(5,983,361)	(13,886,871)

	MML Small Cap Index Sub-Account	MML T. Rowe Price Blue Chip Growth Sub-Account	MML T. Rowe Price Equity Income Sub-Account	MML T. Rowe Price Growth Equity Sub-Account	MML T. Rowe Price Mid Cap Growth Sub-Account	MML Templeton Foreign Sub-Account	MML W&R/Wellington Small Cap Growth Equity Sub-Account	Oppenheimer Balanced Sub-Account	Oppenheimer Capital Appreciation Sub-Account	Oppenheimer Core Bond Sub-Account
Cost of purchases	$1,257,119	$1,895,658	$2,556,685	$305,581	$4,175,464	$2,261,910	$1,056,765	$5,717,476	$2,207,918	$3,209,990
Proceeds from sales	(4,783,011)	(3,454,331)	(10,057,688)	(1,304,674)	(32,950,614)	(11,891,520)	(5,261,185)	(16,413,965)	(20,584,270)	(19,130,148)

	Oppenheimer Global Securities Sub-Account	Oppenheimer High Income Sub-Account	Oppenheimer International Growth Sub-Account	Oppenheimer Main Street Sub-Account	Oppenheimer MidCap Sub-Account	Oppenheimer Money Sub-Account	Oppenheimer Strategic Bond Sub-Account	Panorama Growth Sub-Account	Panorama Total Return Sub-Account	PIMCO Commodity Real Return Strategy Sub-Account
Cost of purchases	$16,274,763	$7,090,159	$4,239,866	$7,053,451	$1,043,745	$30,304,048	$20,675,826	$788,193	$1,335,716	$5,902,881
Proceeds from sales	(46,445,868)	(13,403,374)	(14,585,164)	(22,272,207)	(10,615,485)	(30,005,825)	(39,321,434)	(4,360,838)	(7,447,151)	(2,487,080)

Notes To Financial Statements (Continued)

7.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS

The changes in outstanding units for the two years ended December 31, 2008 were as follows:

December 31, 2008	AIM V.I. Financial Services Sub-Account	AIM V.I. Global Health Care Sub-Account	AIM V.I. Technology Sub-Account	Fidelity® VIP Contrafund® Sub-Account	ING Global Real Estate Sub-Account	MML Aggressive Allocation Sub-Account	MML AllianceBernstein Large Cap Growth Sub-Account	MML AllianceBernstein Small/Mid Cap Value Sub-Account	MML American Century Income & Growth Sub-Account	MML American Century Mid Cap Value Sub-Account

Units purchased	19,180	46,769	58,373	356,061	21,996	24,085	135,082	90,906	144,370	162,058
Units withdrawn	(124,385)	(252,686)	(559,961)	(1,801,389)	(72,484)	(12,905)	(705,187)	(296,632)	(1,211,124)	(1,111,947)
Units transferred between Sub-Accounts and to/from the Fixed Account	23,503	(52,914)	(144,441)	(382,848)	12,315	268,949	(205,626)	(148,403)	(404,692)	(527,353)

Net increase (decrease)	(81,702)	(258,831)	(646,029)	(1,828,176)	(38,173)	280,129	(775,731)	(354,129)	(1,471,446)	(1,477,242)

December 31, 2008 (Continued)	MML Babson Blend Sub-Account	MML Babson Enhanced Index Core Equity Sub-Account	MML Babson Inflation-Protected and Income Sub-Account	MML Babson Managed Bond Sub-Account	MML Balanced Allocation Sub-Account	MML Capital Guardian Asset Allocation Sub-Account	MML Capital Guardian Growth & Income Sub-Account	MML Conservative Allocation Sub-Account	MML Davis Large Cap Value Sub-Account	MML Emerging Growth Sub-Account
Units purchased	225,125	15,216	145,161	211,922	101,170	239,623	216,397	39,080	126,440	39,596
Units withdrawn	(1,616,071)	(192,246)	(665,926)	(791,820)	(6,267)	(1,299,907)	(1,106,473)	(79,893)	(716,275)	(198,101)
Units transferred between Sub-Accounts and to/from the Fixed Account	(543,476)	(64,299)	375,152	(115,432)	187,771	(658,248)	(479,966)	259,424	(155,243)	(105,420)

Net increase (decrease)	(1,934,422)	(241,329)	(145,613)	(695,330)	282,674	(1,718,532)	(1,370,042)	218,611	(745,078)	(263,925)

December 31, 2008 (Continued)	MML Equity Index Sub-Account	MML Growth Allocation Sub-Account	MML Legg Mason Concentrated Growth Sub-Account	MML Moderate Allocation Sub-Account	MML Money Market Sub-Account	MML NASDAQ-100® Sub-Account	MML Neuberger Berman Global Sub-Account	MML Oppenheimer Small Cap Equity Sub-Account	MML Oppenheimer Small Company Opportunities Sub-Account	MML Oppenheimer/ Bernstein Equity Sub-Account
Units purchased	79,925	98,998	137,989	100,958	237,302	36,137	74,041	45,979	45,082	208,654
Units withdrawn	(590,322)	(18,196)	(689,400)	(26,785)	(1,007,681)	(193,277)	(762,790)	(336,662)	(242,830)	(1,151,175)
Units transferred between Sub-Accounts and to/from the Fixed Account	(255,328)	626,769	(123,926)	448,521	2,263,292	(110,155)	(129,062)	(113,016)	(111,319)	(387,515)

Net increase (decrease)	(765,725)	707,571	(675,337)	522,694	1,492,913	(267,295)	(817,811)	(403,699)	(309,067)	(1,330,036)

Notes To Financial Statements (Continued)

7.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS (Continued)

December 31, 2008 (Continued)	MML Small Cap Index Sub-Account	MML T. Rowe Price Blue Chip Growth Sub-Account	MML T. Rowe Price Equity Income Sub-Account	MML T. Rowe Price Growth Equity Sub-Account	MML T. Rowe Price Mid Cap Growth Sub-Account	MML Templeton Foreign Sub-Account	MML W&R/Wellington Small Cap Growth Equity Sub-Account	Oppenheimer Balanced Sub-Account	Oppenheimer Capital Appreciation Sub-Account	Oppenheimer Core Bond Sub-Account

Units purchased	51,595	62,417	115,366	39,192	193,168	112,015	83,372	113,263	389,733	29,103
Units withdrawn	(219,754)	(161,144)	(461,286)	(154,901)	(1,205,962)	(611,704)	(278,810)	(971,372)	(1,672,173)	(1,007,034)
Units transferred between Sub-Accounts and to/from the Fixed Account	(68,746)	(21,821)	(194,803)	(19,637)	(343,279)	(223,162)	(77,494)	(434,316)	(363,345)	(260,933)

Net increase (decrease)	(236,905)	(120,548)	(540,723)	(135,346)	(1,356,073)	(722,851)	(272,932)	(1,292,425)	(1,645,785)	(1,238,864)

December 31, 2008 (Continued)	Oppenheimer Global Securities Sub-Account	Oppenheimer High Income Sub-Account	Oppenheimer International Growth Sub-Account	Oppenheimer Main Street Sub-Account	Oppenheimer MidCap Sub-Account	Oppenheimer Money Sub-Account	Oppenheimer Strategic Bond Sub-Account	Panorama Growth Sub-Account	Panorama Total Return Sub-Account	PIMCO Commodity Real Return Strategy Sub-Account
Units purchased	444,772	142,118	170,026	177,717	376,125	104,059	288,599	44,530	16,041	28,073
Units withdrawn	(2,120,608)	(865,063)	(532,968)	(1,790,532)	(1,156,468)	(2,271,156)	(1,742,871)	(312,634)	(404,478)	(64,873)
Units transferred between Sub-Accounts and to/from the Fixed Account	(870,363)	268,452	(134,324)	(597,536)	(327,792)	2,098,067	(224,330)	(36,947)	(121,952)	260,054

Net increase (decrease)	(2,546,199)	(454,493)	(497,266)	(2,210,351)	(1,108,135)	(69,030)	(1,678,602)	(305,051)	(510,389)	223,254

Notes To Financial Statements (Continued)

7.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS (Continued)

December 31, 2007	AIM V.I. Financial Services Sub-Account	AIM V.I. Global Health Care Sub-Account	AIM V.I. Technology Sub-Account	Fidelity® VIP Contrafund® Sub-Account	ING VP Real Estate Sub-Account	MML AllianceBernstein Large Cap Growth Sub-Account	MML American Century Income & Growth Sub-Account	MML American Century Mid Cap Value Sub-Account	MML Babson Blend Sub-Account	MML Babson Enhanced Index Core Equity Sub-Account	MML Babson Inflation-Protected Bond Sub-Account

Units purchased	12,747	50,856	70,307	417,885	39,161	153,178	157,478	214,876	249,394	36,555	135,653
Units withdrawn	(116,966)	(277,945)	(518,038)	(2,005,438)	(44,549)	(953,397)	(1,428,528)	(1,258,117)	(2,017,976)	(267,755)	(508,097)
Units transferred between Sub-Accounts and to/from the Fixed Account	(33,863)	(84,979)	(20,071)	(115,096)	(6,901)	(255,049)	(226,792)	(196,657)	(472,631)	(59,816)	(77,697)

Net increase (decrease)	(138,082)	(312,068)	(467,802)	(1,702,649)	(12,289)	(1,055,268)	(1,497,842)	(1,239,898)	(2,241,213)	(291,016)	(450,141)

December 31, 2007 (Continued)	MML Babson Managed Bond Sub-Account	MML Capital Guardian Asset Allocation Sub-Account	MML Capital Guardian Growth & Income Sub-Account	MML Davis Large Cap Value Sub-Account	MML Emerging Growth Sub-Account	MML Equity Index Sub-Account	MML Goldman Sachs/ AllianceBernstein Small Cap Value Sub-Account	MML Legg Mason Concentrated Growth Sub-Account	MML NASDAQ-100® Sub-Account	MML Neuberger Berman Global Sub-Account	MML Oppenheimer Small Cap Equity Sub-Account
Units purchased	236,393	314,107	254,718	154,492	45,459	81,032	112,919	124,138	47,565	100,118	46,674
Units withdrawn	(614,039)	(1,198,970)	(1,155,503)	(662,028)	(182,385)	(774,419)	(337,900)	(887,669)	(215,214)	(830,873)	(350,229)
Units transferred between Sub-Accounts and to/from the Fixed Account	(101,727)	25,548	(340,621)	70,636	109,079	(194,282)	(55,927)	75,832	125,986	(42,116)	(104,898)

Net increase (decrease)	(479,373)	(859,315)	(1,241,406)	(436,900)	(27,847)	(887,669)	(280,908)	(687,699)	(41,663)	(772,871)	(408,453)

December 31, 2007 (Continued)	MML Oppenheimer Small Company Opportunities Sub-Account	MML Oppenheimer/ Bernstein Equity Sub-Account	MML Small Cap Index Sub-Account	MML T. Rowe Price Blue Chip Growth Sub-Account	MML T. Rowe Price Equity Income Sub-Account	MML T. Rowe Price Growth Equity Sub-Account	MML T. Rowe Price Mid Cap Growth Sub-Account	MML Templeton Foreign Sub-Account	MML W&R/Wellington Small Cap Growth Equity Sub-Account	Oppenheimer Balanced Sub-Account	Oppenheimer Capital Appreciation Sub-Account
Units purchased	52,796	272,785	46,232	62,758	165,728	26,161	198,036	142,297	106,123	165,042	424,477
Units withdrawn	(231,543)	(1,096,295)	(293,696)	(147,670)	(474,741)	(232,549)	(1,457,393)	(688,635)	(341,222)	(1,038,983)	(1,757,443)
Units transferred between Sub-Accounts and to/from the Fixed Account	71,733	(181,652)	(143,514)	120,501	116,761	(42,492)	(383,611)	221,187	(70,994)	52,933	(304,915)

Net increase (decrease)	(107,014)	(1,005,162)	(390,978)	35,589	(192,252)	(248,880)	(1,642,968)	(325,151)	(306,093)	(821,008)	(1,637,881)

December 31, 2007 (Continued)	Oppenheimer Core Bond Sub-Account	Oppenheimer Global Securities Sub-Account	Oppenheimer High Income Sub-Account	Oppenheimer International Growth Sub-Account	Oppenheimer Main Street Sub-Account	Oppenheimer MidCap Sub-Account	Oppenheimer Money Sub-Account	Oppenheimer Strategic Bond Sub-Account	Panorama Growth Sub-Account	Panorama Total Return Sub-Account	PIMCO VIT CommodityRealReturn Strategy Sub-Account
Units purchased	53,433	508,858	173,667	198,871	202,333	436,257	319,603	353,946	32,968	28,784	11,411
Units withdrawn	(1,100,717)	(2,248,705)	(1,013,067)	(523,266)	(1,745,163)	(1,373,281)	(2,583,264)	(1,406,283)	(317,660)	(452,264)	(24,244)
Units transferred between Sub-Accounts and to/from the Fixed Account	(44,939)	(257,593)	(144,431)	321,543	(454,581)	(608,355)	2,204,786	925,707	(61,511)	(18,803)	44,671

Net increase (decrease)	(1,092,223)	(1,997,440)	(983,831)	(2,852)	(1,997,411)	(1,545,379)	(58,875)	(126,630)	(346,203)	(442,283)	31,838

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS

A.	A summary of units outstanding, unit values, net assets, investment income ratios, expense ratios (excluding expenses of the underlying funds) and total return ratios for each of the five years in the period ended December 31, 2008 follows:

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)

AIM V.I. Financial Services Sub-Account
2008	449,181	$4.17 to $4.63	$2,062,061	2.47%	1.18% to 2.00%	(60.11)% to (59.92)%
2007	530,883	10.41 to 11.60	6,140,120	1.57	1.18 to 2.00	(23.50) to (23.13)
2006	668,965	13.54 to 15.17	10,122,084	1.52	1.18 to 2.00	14.54 to 15.08
2005	810,126	11.77 to 13.24	10,697,520	1.26	1.18 to 2.00	4.18 to 4.67
2004	1,047,431	11.24 to 12.80	13,275,676	0.65	1.18 to 2.00	6.90 to 7.40

AIM V.I. Global Health Care Sub-Account
2008	1,080,969	8.18 to 9.15	9,722,422	-	1.18 to 2.00	(29.79) to (29.46)
2007	1,339,800	11.59 to 13.03	17,224,654	-	1.18 to 2.00	10.01 to 10.54
2006	1,651,868	10.49 to 11.84	19,348,380	-	1.18 to 2.00	3.52 to 4.00
2005	2,039,437	10.08 to 11.44	23,129,748	-	1.18 to 2.00	6.38 to 6.88
2004	2,497,649	9.44 to 10.83	26,644,567	-	1.18 to 2.00	5.81 to 6.31

AIM V.I. Technology Sub-Account
2008	1,713,556	1.70 to 1.74	3,004,206	-	1.18 to 2.00	(45.41) to (45.16)
2007	2,359,585	3.10 to 3.19	7,573,670	-	1.18 to 2.00	5.93 to 6.43
2006	2,827,387	2.91 to 3.01	8,552,286	-	1.18 to 2.00	8.68 to 9.19
2005	3,539,508	2.66 to 2.77	9,837,769	-	1.18 to 2.00	0.51 to 0.98
2004	4,363,210	2.64 to 2.77	12,048,907	-	1.18 to 2.00	2.92 to 3.41

Fidelity® VIP Contrafund® Sub-Account
2008	7,966,020	8.76 to 9.92	89,687,194	0.91	1.18 to 2.00	(43.46) to (43.19)
2007	9,794,196	15.41 to 17.55	198,200,909	0.89	1.18 to 2.00	15.66 to 16.21
2006	11,496,845	13.26 to 15.17	204,031,816	1.27	1.18 to 2.00	9.89 to 10.41
2005	12,628,322	12.01 to 13.81	207,177,494	0.29	1.18 to 2.00	15.03 to 15.57
2004	13,192,064	10.39 to 15.86	189,833,596	0.34	1.18 to 2.00	13.59 to 14.12

ING Global Real Estate Sub-Account
2008	210,192	7.05 to 7.14	1,492,960	1.92	1.18 to 2.00	(29.78) to (29.45)
2007	248,365	10.04 to 10.12	2,504,402	2.47	1.18 to 2.00	(17.72) to (17.33)
2006	260,654	12.20 to 12.24	3,185,955	1.40	1.18 to 2.00	22.02 to 22.40

MML Aggressive Allocation Sub-Account
2008[5]	280,129	6.77 to 6.80	1,904,115	-	1.18 to 2.00	(32.26) to (31.96)

MML AllianceBernstein Large Cap Growth Sub-Account
2008	3,364,908	4.40 to 5.54	17,626,858	-	1.18 to 2.00	(41.80) to (41.53)
2007	4,140,639	7.53 to 9.52	37,464,740	0.14	1.18 to 2.00	11.70 to 12.23
2006	5,195,907	6.71 to 8.52	42,393,791	0.19	1.18 to 2.00	3.16 to 3.64
2005	6,482,758	6.47 to 8.26	51,642,605	0.42	1.18 to 2.00	3.95 to 4.44
2004	8,234,520	6.20 to 7.97	63,448,665	0.17	1.18 to 2.00	1.57 to 2.05

MML AllianceBernstein Small/Mid Cap Value Sub-Account
2008	1,134,979	9.87 to 10.14	11,395,812	-	1.18 to 2.00	(39.36) to (39.07)
2007	1,489,108	16.27 to 16.63	24,546,644	0.77	1.18 to 2.00	(19.66) to (19.28)
2006	1,770,016	20.26 to 20.61	36,191,869	0.40	1.18 to 2.00	17.91 to 18.46
2005	1,547,669	17.18 to 17.40	26,762,153	0.75	1.18 to 2.00	6.99 to 7.49
2004	932,012	16.06 to 16.18	15,024,241	0.17	1.18 to 2.00	21.72 to 22.30

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]		Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)

MML American Century Income & Growth Sub-Account
2008	4,444,269	$6.95 to $7.52	$38,220,752	-%		1.18% to 2.00%	(35.83)% to (35.53)%
2007	5,915,715	10.78 to 11.72	79,916,697	1.42		1.18 to 2.00	(2.40) to (1.94)
2006	7,413,557	10.99 to 12.01	103,611,234	1.55		1.18 to 2.00	15.19 to 15.73
2005	9,362,297	9.50 to 10.43	114,030,962	2.10		1.18 to 2.00	2.92 to 3.41
2004	11,364,125	9.19 to 13.01	134,567,591	1.46		1.18 to 2.00	11.14 to 11.67

MML American Century Mid Cap Value Sub-Account
2008	4,281,852	13.27 to 13.81	56,027,063	-		1.18 to 2.00	(25.74) to (25.39)
2007	5,759,094	17.86 to 18.50	100,836,254	0.94		1.18 to 2.00	(3.93) to (3.47)
2006	6,998,992	18.59 to 19.17	126,858,496	1.14		1.18 to 2.00	14.97 to 15.51
2005	8,213,614	16.17 to 16.60	128,735,557	0.89		1.18 to 2.00	3.32 to 3.81
2004	8,942,433	14.61 to 15.99	135,028,876	1.00		1.18 to 2.00	12.46 to 12.99

MML Babson Blend Sub-Account
2008	8,042,157	8.95 to 9.10	70,632,016	3.04		1.18 to 2.00	(24.00) to (23.64)
2007	9,976,579	11.78 to 11.91	114,741,535	2.97		1.18 to 2.00	4.16 to 4.66
2006	12,217,792	11.31 to 11.38	134,343,304	2.76		1.18 to 2.00	9.95 to 10.47
2005	9,692,633	10.28 to 10.30	96,617,104	2.67		1.18 to 2.00	2.96 to 3.44
2004	11,651,955	9.34 to 10.01	112,380,695	2.66		1.18 to 2.00	6.90 to 7.41

MML Babson Enhanced Index Core Equity Sub-Account
2008	856,052	7.24 to 10.13	6,496,139	1.80		1.18 to 2.00	(38.32) to (38.03)
2007	1,097,381	11.75 to 16.34	13,408,463	1.15		1.18 to 2.00	2.70 to 3.18
2006	1,388,397	11.44 to 15.84	16,354,601	1.42		1.18 to 2.00	14.26 to 14.80
2005	283,402	10.01 to 13.80	2,881,502	1.22	[4]	1.18 to 2.00	3.78 to 4.27
2004	293,522	9.64 to 13.23	2,866,093	1.38	[4]	1.18 to 2.00	9.07 to 9.59

MML Babson Inflation-Protected and Income Sub-Account
2008	1,984,580	10.68 to 10.97	21,520,554	6.15		1.18 to 2.00	(5.93) to (5.48)
2007	2,130,193	11.36 to 11.61	24,482,739	4.25		1.18 to 2.00	5.74 to 6.24
2006	2,580,334	10.74 to 10.93	27,950,398	3.79		1.18 to 2.00	(0.68) to (0.21)
2005	2,880,282	10.81 to 10.95	31,330,552	4.94	[4]	1.18 to 2.00	(0.04) to 0.43
2004	2,286,174	10.82 to 10.90	24,815,992	4.07	[4]	1.18 to 2.00	4.51 to 5.00

MML Babson Managed Bond Sub-Account
2008	3,436,743	14.31 to 14.51	49,811,560	4.76		1.18 to 2.00	0.70 to 1.18
2007	4,132,073	14.14 to 14.41	59,345,796	5.14		1.18 to 2.00	5.34 to 5.84
2006	4,611,446	13.36 to 13.68	62,802,236	4.56		1.18 to 2.00	2.41 to 2.89
2005	5,627,985	12.98 to 13.36	74,802,178	4.73		1.18 to 2.00	0.69 to 1.16
2004	6,458,696	12.83 to 13.30	85,187,343	4.66		1.18 to 2.00	2.76 to 3.25

MML Balanced Allocation Sub-Account
2008[5]	282,674	7.78 to 07.81	2,203,516	-		1.18 to 2.00	(22.24) to (21.89)

MML Capital Guardian Asset Allocation Sub-Account
2008	4,284,100	10.06 to 10.33	43,795,111	0.08		1.18 to 2.00	(31.46) to (31.14)
2007	6,002,632	14.68 to 15.00	89,205,621	2.24		1.18 to 2.00	(0.52) to (0.05)
2006	6,861,947	14.75 to 15.01	102,200,116	0.85		1.18 to 2.00	11.42 to 11.94
2005	6,175,175	13.24 to 13.41	82,306,787	2.32		1.18 to 2.00	7.36 to 7.86
2004	5,445,956	12.34 to 12.43	67,440,621	2.39		1.18 to 2.00	6.57 to 7.07

MML Capital Guardian Growth & Income Sub-Account
2008	4,043,543	8.84 to 9.08	36,346,712	-		1.18 to 2.00	(41.09) to (40.81)
2007	5,413,585	15.01 to 15.34	82,301,912	1.07		1.18 to 2.00	(1.97) to (1.51)
2006	6,654,991	15.31 to 15.58	102,874,493	0.38		1.18 to 2.00	8.28 to 8.79
2005	6,308,959	14.14 to 14.32	89,811,230	1.35		1.18 to 2.00	4.11 to 4.59
2004	5,973,825	13.58 to 13.69	81,463,631	1.04		1.18 to 2.00	8.57 to 9.08

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)

MML Conservative Allocation Sub-Account
2008[5]	218,611	$8.19 to $8.22	$1,794,564	-%	1.18% to 2.00%	(18.12)% to (17.75)%

MML Davis Large Cap Value Sub-Account
2008	2,757,773	7.36 to 7.56	20,628,417	-	1.18 to 2.00	(40.29) to (40.01)
2007	3,502,851	12.32 to 12.60	43,736,903	0.92	1.18 to 2.00	2.51 to 3.00
2006	3,939,751	12.02 to 12.24	47,851,533	0.68	1.18 to 2.00	12.39 to 12.92
2005	3,913,500	10.69 to 10.84	42,185,649	0.68	1.18 to 2.00	7.50 to 8.01
2004	3,965,667	9.95 to 10.03	39,666,123	0.75	1.18 to 2.00	10.02 to 10.54

MML Emerging Growth Sub-Account
2008	724,423	3.74 to 3.90	2,766,821	-	1.18 to 2.00	(42.88) to (42.61)
2007	988,348	6.55 to 6.80	6,576,727	-	1.18 to 2.00	15.88 to 16.43
2006	1,016,195	5.65 to 5.84	5,816,679	-	1.18 to 2.00	3.60 to 4.08
2005	1,012,123	5.46 to 5.61	5,576,815	-	1.18 to 2.00	(0.70) to (0.23)
2004	1,190,617	5.50 to 5.62	6,587,436	-	1.18 to 2.00	12.79 to 13.32

MML Equity Index Sub-Account
2008	2,524,262	6.11 to 6.84	16,679,664	-	1.18 to 2.00	(38.29) to (38.00)
2007	3,289,987	9.85 to 11.09	35,219,376	1.38	1.18 to 2.00	3.40 to 3.89
2006	4,177,656	9.48 to 10.73	43,222,824	1.42	1.18 to 2.00	13.42 to 13.95
2005	5,348,821	8.32 to 9.46	48,770,744	1.30	1.18 to 2.00	2.83 to 3.31
2004	6,593,234	8.06 to 9.22	58,356,357	1.57	1.18 to 2.00	8.61 to 9.13

MML Growth Allocation Sub-Account
2008[5]	707,571	7.14 to 7.17	5,065,739	-	1.18 to 2.00	(28.65) to (28.33)

MML Legg Mason Concentrated Growth Sub-Account
2008	3,290,918	3.90 to 5.23	16,437,241	-	1.18 to 2.00	(60.48) to (60.29)
2007	3,966,255	9.82 to 13.24	50,653,996	0.26	1.18 to 2.00	13.30 to 13.84
2006	4,653,954	8.63 to 11.69	52,819,079	0.07	1.18 to 2.00	4.15 to 4.64
2005	5,875,616	8.25 to 11.22	64,452,202	0.21	1.18 to 2.00	11.01 to 11.53
2004	6,793,061	7.39 to 10.14	67,364,133	0.24	1.18 to 2.00	16.30 to 16.84

MML Moderate Allocation Sub-Account
2008[5]	522,694	7.57 to 7.61	3,970,007	-	1.18 to 2.00	(24.28) to (23.94)

MML Money Market Sub-Account
2008[5]	1,492,913	10.03 to 10.07	15,006,134	1.62	1.18 to 2.00	0.30 to 0.75

MML NASDAQ-100® Sub-Account
2008	925,009	2.72 to 2.83	2,564,940	-	1.18 to 2.00	(42.76) to (42.49)
2007	1,192,304	4.75 to 4.93	5,754,300	0.03	1.18 to 2.00	16.75 to 17.31
2006	1,233,967	4.07 to 4.20	5,087,743	0.05	1.18 to 2.00	5.03 to 5.53
2005	1,626,564	3.88 to 3.98	6,364,051	0.04	1.18 to 2.00	(0.36) to 0.11
2004	2,404,583	3.89 to 3.98	9,412,389	0.60	1.18 to 2.00	8.56 to 9.07

MML Neuberger Berman Global Sub-Account
2008	2,828,149	3.93 to 5.45	15,195,658	-	1.18 to 2.00	(44.20) to (43.94)
2007	3,645,960	7.01 to 9.76	35,339,904	1.44	1.18 to 2.00	2.04 to 2.53
2006	4,418,831	6.84 to 9.57	42,114,051	0.50	1.18 to 2.00	10.51 to 11.03
2005	5,430,003	6.16 to 8.66	46,956,007	1.33	1.18 to 2.00	4.14 to 4.63
2004	7,011,557	5.89 to 8.49	58,325,243	0.97	1.18 to 2.00	3.06 to 3.55

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]		Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)

MML Oppenheimer Small Cap Equity Sub-Account
2008	1,256,306	$8.68 to $ 9.22	$12,071,078	-%		1.18% to 2.00%	(39.24)% to (38.96)%
2007	1,660,005	14.21 to 15.17	26,385,205	0.65		1.18 to 2.00	(2.82) to (2.36)
2006	2,068,458	14.56 to 15.61	33,935,434	0.34		1.18 to 2.00	8.69 to 9.20
2005	2,808,091	13.33 to 14.37	42,504,876	0.24	[4]	1.18 to 2.00	(1.83) to (1.37)
2004	3,275,263	13.52 to 16.07	50,460,749	0.17	[4]	1.18 to 2.00	14.45 to 14.99

MML Oppenheimer Small Company Opportunities Sub-Account
2008	817,586	10.97 to 10.98	9,050,959	0.18		1.18 to 2.00	(40.59) to (40.31)
2007	1,126,653	18.39 to 18.46	20,965,369	-		1.18 to 2.00	(8.61) to (8.18)
2006	1,233,667	20.03 to 20.20	25,085,943	-		1.18 to 2.00	13.56 to 14.09
2005	1,227,278	17.55 to 17.79	21,945,760	-	[4]	1.18 to 2.00	9.14 to 9.66
2004	1,285,880	16.01 to 16.40	21,035,847	-	[4]	1.18 to 2.00	16.87 to 17.42

MML Oppenheimer/Bernstein Equity Sub-Account
2008	5,885,292	6.68 to 7.01	38,527,030	-		1.18 to 2.00	(42.54) to (42.27)
2007	7,215,328	11.63 to 12.14	81,577,731	1.94		1.18 to 2.00	2.29 to 2.78
2006	8,220,490	11.37 to 11.81	90,263,846	1.35		1.18 to 2.00	16.08 to 16.62
2005	9,750,917	9.79 to 10.12	91,774,510	1.79		1.18 to 2.00	1.44 to 1.92
2004	11,207,158	8.60 to 9.93	103,282,546	2.00		1.18 to 2.00	13.95 to 14.49

MML Small Cap Index Sub-Account
2008	972,361	9.76 to 11.35	10,639,789	-		1.18 to 2.00	(32.49) to (32.17)
2007	1,209,266	14.39 to 16.81	19,652,061	0.73		1.18 to 2.00	(2.20) to (1.74)
2006	1,600,244	14.64 to 17.19	26,770,093	0.51		1.18 to 2.00	13.33 to 13.86
2005	1,691,138	12.86 to 15.17	25,051,681	0.66		1.18 to 2.00	2.56 to 3.04
2004	1,917,065	12.48 to 14.83	27,727,126	0.44		1.18 to 2.00	15.83 to 16.38

MML T. Rowe Price Blue Chip Growth Sub-Account
2008	655,673	8.99 to 9.23	5,988,227	-		1.18 to 2.00	(43.40) to (43.14)
2007	776,221	15.88 to 16.24	12,481,033	0.45		1.18 to 2.00	10.81 to 11.34
2006	740,632	14.33 to 14.58	10,719,091	0.12		1.18 to 2.00	7.68 to 8.18
2005	782,945	13.31 to 13.48	10,492,359	0.11		1.18 to 2.00	4.21 to 4.70
2004	749,702	12.77 to 12.87	9,614,145	0.70		1.18 to 2.00	6.91 to 7.41

MML T. Rowe Price Equity Income Sub-Account
2008	1,841,434	10.53 to 10.82	19,722,742	-		1.18 to 2.00	(36.86) to (36.56)
2007	2,382,157	16.68 to 17.05	40,252,235	1.47		1.18 to 2.00	1.43 to 1.91
2006	2,574,409	16.45 to 16.73	42,742,103	0.66		1.18 to 2.00	17.07 to 17.62
2005	2,522,413	14.05 to 14.22	35,670,098	1.62		1.18 to 2.00	2.23 to 2.71
2004	1,987,523	13.74 to 13.85	27,418,406	1.84		1.18 to 2.00	13.04 to 13.57

MML T. Rowe Price Growth Equity Sub-Account
2008	662,048	3.44 to 4.53	2,924,238	-		1.18 to 2.00	(43.66) to (43.39)
2007	797,394	6.07 to 8.04	6,273,231	0.45		1.18 to 2.00	2.67 to 3.16
2006	1,046,274	5.89 to 7.83	8,038,729	0.43		1.18 to 2.00	0.25 to 0.72
2005	1,274,111	5.84 to 7.81	9,779,989	0.40		1.18 to 2.00	2.18 to 2.66
2004	1,573,246	5.69 to 7.82	11,897,092	0.43		1.18 to 2.00	3.16 to 3.65

MML T. Rowe Price Mid Cap Growth Sub-Account
2008	4,938,566	9.64 to 12.26	67,851,126	-		1.18 to 2.00	(41.19) to (40.91)
2007	6,294,639	16.32 to 20.84	150,134,958	0.08		1.18 to 2.00	14.97 to 15.51
2006	7,937,607	14.12 to 18.13	166,896,714	-		1.18 to 2.00	5.01 to 5.51
2005	9,626,897	13.39 to 17.27	194,636,747	-		1.18 to 2.00	12.86 to 13.39
2004	10,676,609	11.81 to 20.42	192,362,459	-		1.18 to 2.00	16.41 to 16.95

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)

MML Templeton Foreign Sub-Account
2008	2,297,673	$8.52 to $9.32	$20,924,257	0.04%	1.18% to 2.00%	(42.04)% to (41.77)%
2007	3,020,524	14.64 to 16.08	47,578,622	2.17	1.18 to 2.00	11.61 to 12.14
2006	3,345,675	13.05 to 14.41	47,290,485	0.60	1.18 to 2.00	21.50 to 22.07
2005	3,423,240	10.69 to 11.86	39,780,108	1.17	1.18 to 2.00	8.37 to 8.88
2004	3,373,423	9.82 to 10.97	36,207,576	1.06	1.18 to 2.00	16.59 to 17.14

MML W&R/Wellington Small Cap Growth Equity Sub-Account
2008	1,297,438	6.85 to 9.83	12,115,257	-	1.18 to 2.00	(39.55) to (39.26)
2007	1,570,370	11.27 to 16.26	24,896,942	0.11	1.18 to 2.00	7.82 to 8.33
2006	1,876,463	10.40 to 15.08	28,337,982	-	1.18 to 2.00	7.31 to 7.82
2005	2,025,692	9.65 to 14.05	29,205,617	-	1.18 to 2.00	9.75 to 10.27
2004	2,265,170	8.75 to 14.34	30,201,525	-	1.18 to 2.00	11.40 to 11.92

Oppenheimer Balanced Sub-Account
2008	3,055,487	7.47 to 7.50	23,089,459	3.07	1.18 to 2.00	(44.40) to (44.14)
2007	4,347,912	13.42 to 13.43	58,966,282	2.62	1.18 to 2.00	2.08 to 2.56
2006	5,168,920	13.09 to 13.16	68,535,079	2.24	1.18 to 2.00	9.33 to 9.85
2005	6,554,324	11.91 to 12.04	79,321,483	1.79	1.18 to 2.00	2.19 to 2.67
2004	7,383,697	11.60 to 11.86	87,267,185	1.04	1.18 to 2.00	8.30 to 8.81

Oppenheimer Capital Appreciation Sub-Account
2008	7,693,301	5.03 to 7.02	49,012,805	0.15	1.18 to 2.00	(46.41) to (46.16)
2007	9,339,086	9.35 to 13.10	112,452,032	0.23	1.18 to 2.00	12.27 to 12.80
2006	10,976,967	8.29 to 11.67	119,055,851	0.39	1.18 to 2.00	6.19 to 6.69
2005	12,741,882	7.77 to 10.99	131,575,236	0.94	1.18 to 2.00	3.38 to 3.87
2004	14,376,240	7.48 to 10.66	144,673,543	0.32	1.18 to 2.00	5.19 to 5.68

Oppenheimer Core Bond Sub-Account
2008	2,670,497	9.69	25,885,750	5.06	1.55	(39.90)
2007	3,909,361	16.13	63,049,647	5.51	1.55	2.93
2006	5,001,584	15.67	78,366,878	5.66	1.55	3.82
2005	6,386,332	15.09	96,382,629	5.33	1.55	1.16
2004	7,433,651	14.92	110,897,065	4.83	1.55	4.03

Oppenheimer Global Securities Sub-Account
2008	9,206,119	8.50 to 12.39	100,528,424	1.66	1.18 to 2.00	(41.17) to (40.89)
2007	11,752,318	14.37 to 21.05	222,629,283	1.37	1.18 to 2.00	4.57 to 5.07
2006	13,749,758	13.68 to 20.13	252,825,203	1.03	1.18 to 2.00	15.77 to 16.32
2005	14,863,119	11.76 to 17.39	238,191,851	1.03	1.18 to 2.00	12.44 to 12.97
2004	15,390,671	10.41 to 15.53	220,758,217	1.24	1.18 to 2.00	17.21 to 17.77

Oppenheimer High Income Sub-Account
2008	3,755,321	2.71 to 2.79	10,320,806	8.02	1.18 to 2.00	(79.02) to (78.92)
2007	4,209,814	12.93 to 13.26	54,998,367	7.45	1.18 to 2.00	(1.75) to (1.28)
2006	5,193,645	13.16 to 13.43	68,855,842	7.66	1.18 to 2.00	7.64 to 8.14
2005	5,821,219	12.23 to 12.42	71,506,359	6.49	1.18 to 2.00	0.64 to 1.12
2004	6,835,633	12.15 to 12.28	83,219,449	6.34	1.18 to 2.00	7.18 to 7.69

Oppenheimer International Growth Sub-Account
2008	2,658,339	7.13 to 9.82	30,002,729	1.14	1.18 to 2.00	(43.58) to (43.31)
2007	3,155,605	12.58 to 17.40	66,036,576	0.90	1.18 to 2.00	10.76 to 11.28
2006	3,158,457	11.30 to 15.71	62,423,578	0.64	1.18 to 2.00	28.65 to 29.25
2005	3,253,900	8.74 to 12.21	51,774,714	0.90	1.18 to 2.00	12.20 to 12.73
2004	3,624,630	7.76 to 16.74	52,056,541	1.51	1.18 to 2.00	15.93 to 16.47

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)

Oppenheimer Main Street Sub-Account
2008	6,691,549	$6.23 to $6.97	$45,436,448	1.63%	1.18% to 2.00%	(39.48)% to (39.19)%
2007	8,901,900	10.25 to 11.52	99,874,733	1.04	1.18 to 2.00	2.71 to 3.19
2006	10,899,311	9.93 to 11.22	119,044,224	1.18	1.18 to 2.00	13.15 to 13.68
2005	13,176,897	8.74 to 9.91	127,122,018	1.40	1.18 to 2.00	4.25 to 4.74
2004	15,869,132	8.34 to 9.54	146,800,000	0.86	1.18 to 2.00	7.67 to 8.18

Oppenheimer Midcap Sub-Account
2008	6,263,813	2.86 to 5.22	25,674,139	-	1.18 to 2.00	(49.90) to (49.67)
2007	7,371,948	5.69 to 10.42	61,812,263	-	1.18 to 2.00	4.58 to 5.08
2006	8,917,327	5.41 to 9.97	73,399,063	-	1.18 to 2.00	1.28 to 1.75
2005	10,406,686	5.32 to 9.84	86,583,311	-	1.18 to 2.00	10.49 to 11.01
2004	11,543,297	4.79 to 8.94	88,931,666	-	1.18 to 2.00	17.82 to 18.37

Oppenheimer Money Sub-Account
2008	4,823,006	11.55 to 11.57	60,364,406	2.75	1.18 to 2.00	1.10 to 1.57
2007	4,892,036	11.37 to 11.45	60,495,692	4.85	1.18 to 2.00	3.26 to 3.75
2006	4,950,911	10.96 to 11.09	59,137,895	4.60	1.18 to 2.00	3.01 to 3.49
2005	5,471,490	10.59 to 10.76	63,556,936	2.80	1.18 to 2.00	1.18 to 1.66
2004	6,327,459	10.42 to 12.25	73,183,476	0.96	1.18 to 2.00	(0.67) to (0.20)

Oppenheimer Strategic Bond Sub-Account
2008	5,910,225	13.57 to 13.66	81,639,636	5.35	1.18 to 2.00	(15.61) to (15.22)
2007	7,588,827	16.01 to 16.19	124,067,383	3.52	1.18 to 2.00	7.89 to 8.40
2006	7,715,457	14.77 to 15.00	116,745,250	4.29	1.18 to 2.00	5.73 to 6.23
2005	8,344,030	13.90 to 14.19	119,224,550	4.59	1.18 to 2.00	0.99 to 1.47
2004	8,927,150	13.70 to 14.23	126,082,501	5.10	1.18 to 2.00	6.90 to 7.40

Panorama Growth Sub-Account
2008	1,393,005	6.21 to 6.23	11,320,241	1.77	1.18 to 2.00	(39.43) to (39.14)
2007	1,698,056	10.20 to 10.29	23,044,102	1.23	1.18 to 2.00	3.13 to 3.62
2006	2,044,259	9.85 to 9.97	27,071,815	1.36	1.18 to 2.00	12.80 to 13.33
2005	2,579,467	8.69 to 8.84	30,506,408	1.62	1.18 to 2.00	4.68 to 5.17
2004	3,197,122	8.26 to 12.15	36,260,750	1.10	1.18 to 2.00	7.41 to 7.92

Panorama Total Return Sub-Account
2008	1,528,043	6.75 to 7.07	13,437,456	3.52	1.18 to 2.00	(39.66) to (39.37)
2007	2,038,432	11.14 to 11.72	29,909,090	3.12	1.18 to 2.00	4.08 to 4.58
2006	2,480,715	10.65 to 11.26	35,015,007	2.81	1.18 to 2.00	9.88 to 10.39
2005	3,215,720	9.65 to 10.25	41,234,301	2.61	1.18 to 2.00	3.07 to 3.55
2004	4,125,310	9.32 to 12.92	50,955,950	2.20	1.18 to 2.00	7.67 to 8.18

PIMCO Commodity Real Return Strategy Sub-Account
2008	393,346	6.28 to 6.36	2,487,928	5.63	1.18 to 2.00	(44.77) to (44.51)
2007	170,092	11.37 to 11.46	1,942,102	4.75	1.18 to 2.00	21.12 to 21.69
2006	138,254	9.39 to 9.42	1,299,900	5.56	1.18 to 2.00	(6.11) to (5.82)

[1]

The investment income ratios represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the sub-accounts is affected by the timing of the declaration of dividends by the underlying fund in which the sub-account invests.

[2]

The expense ratios represent the annualized contract expenses of the Separate Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction of unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

[3]

The total returns are for the periods indicated, including changes in the value of the underlying fund, and the expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns and unit values are not within the ranges presented.

[4]

In 2006, the Separate Account restated its previously reported investment income ratio for 2005 and 2004. This restatement had no impact on the Sub-Accounts’ previously reported net assets, net asset value per share or total return.

[5]	For the period January 19, 2008 (commencement of operations) through December 31, 2008.

B.	The Separate Account assesses charges associated with the contract. These charges are either assessed as a direct reduction in unit values or through a redemption of units for all contracts contained within the Separate Account.

Mortality and Expense Risk Charge*	1.03% - 1.75% of the daily value of the assets invested in each fund.
This charge is assessed through a reduction in unit values.

Administrative Charge	0.15% of the daily value of the assets invested in each fund.
This charge is assessed through a reduction in unit values.

Annual Contract Maintenance Charge	$0 - $40 per contract, annually.
This charge is assessed through the redemption of units.

Contingent Deferred Sales Charge	0.00% - 8.00%
This charge is assessed through the redemption of units.

Death Benefit Options
Charges for these options are assessed through a reduction in unit values.

A. ResetDeath Benefit	0.00% - 0.10% of the daily value of the assets in each fund.

B. RatchetDeath Benefit	0.00% - 0.25% of the daily value of the assets in each fund.

*	The Panorama Premier segment charges its contract owners a mortality and expense risk charge equal, on an annual basis, to 1.25% of the daily value of the assets invested in each fund. Subject to state availability, certificates issued on or after September 10, 2001 will receive an increase in the certificate value allocated to the fund by 0.15% on each certificate anniversary. The net effect of the credit is a mortality and expense risk charge of 1.10%.

9.	FUND SUBSTITUTION

Effective April 28, 2006, several funds were replaced with other funds pursuant to “fund substitutions.” These substitutions were implemented by renaming certain sub-accounts and liquidating other sub-accounts. The sub-accounts that were liquidated had the contract value transferred to a replacement sub-account.

Replaced Fund (no longer available)	Replacement Fund	Former Sub-Account	Current Sub-Account
Sub-accounts renamed:
American Century® VP Income & Growth Fund	MML Income & Growth Fund	American Century VP Income and Growth	MML American Century Income & Growth
American Century® VP Value Fund	MML Mid Cap Value Fund	American Century VP Value	MML American Century Mid Cap Value
American Funds® Asset Allocation Fund (Class 2)	MML Asset Allocation Fund	American Funds® Asset Allocation	MML Capital Guardian Asset Allocation
American Funds® Growth-Income Fund (Class 2)	MML Growth & Income Fund	American Funds® Growth-Income	MML Capital Guardian Growth & Income
Fidelity® VIP Growth Portfolio (Service Class)	MML Large Cap Growth Fund	Fidelity® VIP Growth	MML AllianceBernstein Large Cap Growth
Franklin Small Cap Value Securities Fund (Class 2)	MML Small Cap Value Fund	Franklin Small Cap Value Securities	MML Goldman Sachs Small Cap Value
Janus Aspen Forty Portfolio (Institutional Shares)	MML Concentrated Growth Fund (Class II)	Janus Aspen Forty	MML Legg Mason Concentrated Growth
Janus Aspen Worldwide Growth Portfolio (Institutional Shares)	MML Global Fund (Class II)	Janus Aspen Worldwide Growth	MML Neuberger Berman Global
Scudder VIT Small Cap Index Fund	MML Small Cap Index Fund	Scudder VIT Small Cap Index	MML Small Cap Index
T. Rowe Price Blue Chip Growth Portfolio	MML Blue Chip Growth Fund	T. Rowe Price Blue Chip Growth	MML T. Rowe Price Blue Chip Growth
T. Rowe Price Equity Income Portfolio	MML Equity Income Fund	T. Rowe Price Equity Income	MML T. Rowe Price Equity Income
T. Rowe Price Mid-Cap Growth Portfolio	MML Mid Cap Growth Fund	T. Rowe Price Mid Cap Growth	MML T. Rowe Price Mid Cap Growth
Templeton Foreign Securities Fund (Class 2)	MML Foreign Fund	Templeton Foreign Securities	MML Templeton Foreign
Sub-accounts liquidated:
Calvert Social Balanced Portfolio	MML Asset Allocation Fund	Calvert Social Balanced	MML Capital Guardian Asset Allocation
Fidelity® VIP Growth Opportunities Portfolio (Service Class)	MML Growth & Income Fund	Fidelity® VIP Growth Opportunities	MML Capital Guardian Growth & Income
Janus Aspen Balanced Portfolio (Institutional Shares)	MML Blend	Janus Aspen Balanced	MML Babson Blend
MFS® Investors Trust Series	MML Enhanced Index Core Equity Fund	MFS® Investors Trust	MML Babson Enhanced Index Core Equity
MFS® New Discovery Series	MML Small Cap Index Fund	MFS® New Discovery	MML Small Cap Index

Independent Auditors’ Report

The Board of Directors and Shareholder of

C.M. Life Insurance Company:

We have audited the accompanying statutory statements of financial position of C.M. Life Insurance Company (the “Company”) as of December 31, 2008 and 2007, and the related statutory statements of income, changes in shareholder’s equity, and cash flows for each of the years in the three-year period ended December 31, 2008. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described more fully in Note 2 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the State of Connecticut Insurance Department (“statutory accounting practices”), which practices differ from U.S. generally accepted accounting principles. The effects on the financial statements of the variances between the statutory accounting practices and U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the variances between the statutory accounting practices and U.S. generally accepted accounting principles discussed in the preceding paragraph, the Company’s financial statements do not present fairly, in conformity with U.S. generally accepted accounting principles, the financial position of the Company as of December 31, 2008 and 2007, or the results of its operations or its cash flows for each of the years in the three-year period ended December 31, 2008. In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2008 and 2007, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 2008, on the basis of accounting described in Note 2.

As discussed in Note 2c to the statutory financial statements, the Company changed its method of accounting for other-than-temporary impairments of structured securities as of July 1, 2008.

/s/    KPMG LLP

February 20, 2009

C.M. LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF FINANCIAL POSITION

	December 31,
	2008	2007
	(In Millions)
Assets:

Bonds	$3,331	$3,250
Preferred stocks	9	14
Common stocks - subsidiary and affiliates	193	199
Common stocks - unaffiliated	10	39
Mortgage loans	1,164	1,222
Policy loans	174	167
Real estate	10	8
Partnerships and limited liability companies	260	259
Derivatives and other invested assets	230	95
Cash, cash equivalents and short-term investments	392	90

Total invested assets	5,773	5,343

Investment income due and accrued	44	44
Federal income taxes	22	23
Deferred income taxes	21	25
Other than invested assets	16	11

Total assets excluding separate accounts	5,876	5,446

Separate account assets	1,664	3,179

Total assets	$7,540	$8,625

See notes to statutory financial statements.

C.M. LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF FINANCIAL POSITION, continued

	December 31,
	2008	2007
	($ In Millions Except For Par Value)
Liabilities:

Policyholders’ reserves	$4,789	$4,617
Liabilities for deposit-type contracts	9	8
Contract claims and other benefits	9	14
General expenses due or accrued	-	15
Transfers due to (from) separate accounts	(14)	(31)
Payable to parent	15	27
Asset valuation reserve	18	80
Securities sold under agreements to repurchase	102	51
Derivative collateral	198	21
Other liabilities	42	36

Total liabilities excluding separate accounts	5,168	4,838

Separate account liabilities	1,664	3,179

Total liabilities	6,832	8,017

Shareholder’s equity:

Common stock, $200 par value
50,000 shares authorized
12,500 shares issued and outstanding	3	3
Paid-in and contributed surplus	390	390
Surplus	315	215

Total shareholder’s equity	708	608

Total liabilities and shareholder’s equity	$7,540	$8,625

See notes to statutory financial statements.

C.M. LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF INCOME

	Years Ended December 31,
	2008	2007	2006
	(In Millions)
Revenue:

Premium income	$780	$538	$652
Net investment income	286	338	345
Fees and other income	58	68	68

Total revenue	1,124	944	1,065

Benefits and expenses:

Policyholders’ benefits	1,221	1,530	1,214
Change in policyholders’ reserves	(219)	(823)	(409)
General insurance expenses	61	67	75
Commissions	53	47	55
State taxes, licenses and fees	11	11	12

Total benefits and expenses	1,127	832	947

Net gain (loss) from operations before federal income taxes	(3)	112	118

Federal income tax expense (benefit)	12	5	6

Net gain (loss) from operations	(15)	107	112

Net realized capital gains (losses), after tax and transfers to interest maintenance reserve	(62)	(21)	6

Net income (loss)	$(77)	$86	$118

See notes to statutory financial statements.

C.M LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF CHANGES IN SHAREHOLDER’S EQUITY

	Years Ended December 31,
	2008	2007	2006
	(In Millions)
Shareholder’s equity, beginning of year	$608	$503	$434

Increase (decrease) due to:
Net income (loss)	(77)	86	118
Change in net unrealized capital gains (losses)	73	(1)	2
Change in net unrealized foreign exchange gains (losses)	(12)	7	4
Change in asset valuation reserve	62	6	(37)
Change in nonadmitted assets	29	18	(1)
Change in net deferred income taxes	18	(10)	(6)
Prior period adjustments	7	(1)	(12)
Other	-	-	1

Net increase	100	105	69

Shareholder’s equity, end of year	$708	$608	$503

See notes to statutory financial statements.

C.M. LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF CASH FLOWS

	Years Ended December 31,
	2008	2007	2006
	(In Millions)
Cash from operations:
Premium and other income collected	$841	$603	$720
Net investment income	304	353	346
Benefit payments	(1,230)	(1,525)	(1,207)
Net transfers from (to) separate accounts	415	459	404
Commissions and other expenses	(156)	(127)	(144)
Federal income taxes recovered (paid)	4	(37)	(26)

Net cash from operations	178	(274)	93

Cash from investments:
Proceeds from investments sold, matured, or repaid:
Bonds	777	1,146	1,248
Common stocks	34	59	44
Mortgage loans	103	195	201
Real estate	-	3	-
Other	71	22	15

Total investment proceeds	985	1,425	1,508

Cost of investments acquired:
Bonds	(929)	(962)	(1,002)
Common stocks	(14)	(33)	(44)
Mortgage loans	(66)	(346)	(301)
Real estate	(2)	(3)	-
Other	(75)	(123)	(118)

Total investment acquired	(1,086)	(1,467)	(1,465)
Net increase in policy loans	(8)	(14)	(19)

Net cash from investments	(109)	(56)	24

Cash from financing and other sources:
Net deposits (withdrawals) on deposit-type contracts	1	(3)	(19)
Net securities sold (bought) under agreements to repurchase	51	51	-
Change in derivative collateral	178	14	-
Other cash provided (applied)	3	4	3

Net cash from financing and other sources	233	66	(16)

Net change in cash, cash equivalents and short-term investments	302	(264)	101
Cash, cash equivalents and short-term investments, beginning of year	90	354	253

Cash, cash equivalents and short-term investments, end of year	$392	$90	$354

See notes to statutory financial statements.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

1.	Nature of operations

These statutory financial statements include the accounts of C.M. Life Insurance Company (the “Company”), a wholly owned stock life insurance subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”). The Company provides life insurance and annuities to individuals and group life insurance to institutions.

MassMutual Financial Group (“MMFG”) is comprised of MassMutual and its subsidiaries. MMFG is a global, diversified financial services organization providing life insurance, disability income insurance, long-term care insurance, annuities, retirement and income products and programs, investment management, mutual funds, and trust services to individual and institutional customers.

2.	Summary of significant accounting policies

a.	Basis of presentation

The statutory financial statements have been prepared in conformity with the statutory accounting practices of the National Association of Insurance Commissioners (“NAIC”) and the accounting practices prescribed or permitted by the State of Connecticut Insurance Department (“Department”).

Statutory accounting practices are different in some respects from financial statements prepared in accordance with United States of America (“U.S.”) generally accepted accounting principles (“GAAP”). The more significant differences between statutory accounting principles and U.S. GAAP are as follows: (a) certain acquisition costs, such as commissions and other variable costs, that are directly related to acquiring new business, are charged to current operations as incurred, whereas U.S. GAAP generally capitalizes these expenses and amortizes them based on profit emergence over the expected life of the policies or over the premium payment period; (b) statutory policy reserves are based upon prescribed methodology, such as the Commissioners’ Reserve Valuation Method or net level premium method, and prescribed statutory mortality, morbidity and interest assumptions, whereas U.S. GAAP reserves would generally be based upon the net level premium method or the estimated gross margin method, with estimates of future mortality, morbidity, interest assumptions and persistency; (c) bonds are generally carried at amortized cost, whereas U.S. GAAP generally reports bonds at fair value; (d) beginning with the third quarter of 2008, the Company utilized undiscounted cash flows to determine impairments on structured securities, whereas U.S. GAAP would require the use of discounted cash flows that reflect market participant views; (e) changes in the balances of deferred income taxes, which provide for book versus tax temporary differences, are subject to limitation and are charged to shareholder’s equity, whereas U.S. GAAP would generally include the change in deferred taxes in net income; (f) payments received for universal and variable life insurance products and variable annuities are reported as premium income and change in reserves, whereas U.S. GAAP would treat these payments as deposits to policyholders’ account balances; (g) majority-owned subsidiaries are accounted for using the equity method, whereas U.S. GAAP would consolidate these entities; (h) assets are reported at admitted asset value and nonadmitted assets are excluded through a charge against shareholder’s equity, whereas U.S. GAAP records these assets net of any valuation allowance; (i) reinsurance reserve credits, unearned ceded premium, and unpaid ceded claims are reported as a reduction of policyholders’ reserves and liabilities for deposit-type contracts whereas U.S. GAAP would report these balances as an asset; (j) an asset valuation reserve (“AVR”) is reported as a contingency reserve to stabilize shareholder’s equity against fluctuations in the statement value of common stocks, real estate investments, partnerships and limited liability companies (“LLC”) as well as credit related declines in the value of bonds, mortgage loans and certain derivatives to the extent AVR is greater than zero for the appropriate asset category, whereas U.S. GAAP does not record this reserve; (k) after-tax realized capital gains and losses which result from changes in the overall level of interest rates for all types of fixed-income investments and interest-related hedging activities are deferred into the interest maintenance reserve (“IMR”) and amortized into revenue, whereas U.S. GAAP reports these gains and losses as revenue; (l) changes in the fair value of derivative financial instruments are recorded as changes in shareholder’s equity, whereas U.S. GAAP generally reports these changes as revenue unless deemed an

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

effective hedge; (m) comprehensive income is not presented, whereas U.S. GAAP presents changes in unrealized capital gains and losses and foreign currency translations as other comprehensive income; (n) embedded derivatives are recorded as part of the underlying contract, whereas U.S. GAAP would identify and bifurcate certain embedded derivatives from the underlying contract or security and account for them separately at fair value: and (o) certain group annuity and universal life contracts, which do not pass through all investment gains to contract holders, are maintained in the separate accounts, whereas U.S. GAAP reports these contracts in the general account of the Company.

The preparation of financial statements requires management to make estimates and assumptions that impact the reported amounts of assets and liabilities, the disclosure of assets and liabilities as of the date of the statutory financial statements, and the reported amounts of revenues and expenses during the reporting periods. The most significant estimates include those used in determining the carrying values of investments, the liabilities for future policyholders’ reserves and deposit-type contracts, the amount of mortgage loan investment valuation reserves, real estate held for sale, other-than-temporary impairments and the liability for taxes. Future events including, but not limited to, changes in the levels of mortality, morbidity, interest rates, persistency and asset valuations and defaults, could cause actual results to differ from the estimates used in the statutory financial statements. Although some variability is inherent in these estimates, management believes the amounts presented are appropriate.

b.	Corrections of errors and reclassifications

Under statutory accounting principles, corrections of prior year errors are recorded in shareholder’s equity rather than in current year income. During 2008, the Company recorded a net increase to prior period adjustments, a component of changes in shareholder’s equity, of $7 million attributable to corrections of prior year errors. This increase was primarily due to a release of conversion reserves.

During 2007, the Company recorded a net decrease to prior period adjustments of $1 million attributable to corrections of prior year errors. This decrease was primarily due to a review of certain aged reconciling suspense items resulting in write-offs.

During 2006, the Company recorded a net decrease to prior period adjustments of $12 million attributable to corrections of prior year errors. This decrease was primarily due to the correction in non-traditional life insurance reserves related to errors in a prior year mortality study and mortality factors.

Certain 2007 balances have been reclassified to conform to the current year presentation.

c.	Change in accounting principles and methodology

Pursuant to confirmation from the Department, the Company began utilizing undiscounted cash flows to determine other-than-temporary impairments for structured securities in accordance with Statement of Statutory Accounting Principles (“SSAP”) No. 43, “Loan-backed and Structured Securities,” prospectively beginning with the quarter ended September 30, 2008. Prior to July 1, 2008, resulting cash flows were discounted at spreads consistent with the structured and loan backed security market’s weakness and the uncertainty around the magnitude and timing of cash flows. As a result of this change, the Company’s total assets, net income and shareholder’s equity for the year ended December 31, 2008 were not reduced by approximately $25 million.

d.	Bonds

Generally, bonds are valued at amortized cost using the constant yield interest method. Bond transactions are recorded on a trade date basis, except for private placement bonds which are recorded on the funding date.

For fixed income securities that do not have a fixed schedule of payments, such as asset-backed, mortgage-backed and structured securities, the effect on amortization or accretion is revalued quarterly based on the current estimated cash flows, using either the prospective or retrospective adjustment methodologies,

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

consistently applied by type of security. Certain high quality fixed income securities follow the retrospective method of accounting. Under the retrospective method, the recalculated effective yield equates the present value of the actual and anticipated cash flows, including new prepayment assumptions, to the original cost of the investment. Prepayment assumptions are based on borrower constraints and economic incentives such as the original term, age and coupon of the loan as affected by the interest rate environment. The current carrying value is then increased or decreased to the amount that would have resulted had the revised yield been applied since inception, and investment income is correspondingly decreased or increased. The Company has elected to use the book value as of January 1, 1994 as the cost for applying the retrospective adjustment method to securities purchased prior to that date. All other fixed securities, such as floating rate bonds and interest only securities, follow the prospective method of accounting. Under the prospective method, the recalculated future effective yield equates the carrying value of the investment to the present value of the anticipated future cash flows.

The fair value of bonds is based on values provided by the NAIC’s Securities Valuation Office (“SVO”) when available. If SVO values are not available, quoted market values provided by other third-party organizations are used. If quoted market values are unavailable, fair value is estimated using internal models by discounting expected future cash flows using current market rates applicable to yield, credit quality and maturity of the investment or using quoted market values for comparable investments. Internal inputs used in the determination of fair value include estimates of prepayment speeds, default rates, discount rates and collateral values, among others. Structure characteristics and results of cash flow priority are also considered. Fair values resulting from internal models are those expected to be paid in an orderly transaction between willing market participants at the financial statement date.

The Company considers the following factors in the evaluation of whether a non-interest related decline in value is other-than-temporary: (a) the financial condition and near-term prospects of the issuer; (b) the likelihood that the Company will be able to collect all amounts due according to the contractual terms of the debt security in effect at the date of acquisition or expected cash flow for a structured security; (c) the Company’s ability and intent to hold the investment for a period of time sufficient to allow for an anticipated recovery in value; and (d) the period and degree to which the market value has been below cost. The Company considers the following factors in the evaluation of whether an interest related decline in value is other-than-temporary: (a) the Company’s near-term intent to sell; (b) the Company’s contractual and regulatory obligations; and (c) the Company’s ability and intent not to sell the investment until anticipated recovery of the cost of the investment. The Company employs a systematic methodology to evaluate other-than-temporary impairments by conducting a quarterly management review of all bonds including those in default, not-in-good standing, or valued below 80% of cost. The Company also considers other qualitative and quantitative factors in determining the existence of other-than-temporary impairments including, but not limited to, unrealized loss trend analysis and significant short-term changes in value. If the impairment is other-than-temporary, a direct write-down to fair value or, for structured securities including residential mortgage-backed securities (“RMBS”) after July 1, 2008, to a value determined using undiscounted cash flows is recognized in realized capital losses and a new cost basis is established.

The Company has a review process for determining if Collateralized Debt Obligation (“CDO”) investments are at risk for other-than-temporary impairment. For the senior, mezzanine and junior debt tranches, cash flows are modeled using five scenarios based on the current ratings and prices of the underlying corporate credit risks and incorporated prepayment and default assumptions that vary according to collateral attributes of each deal. The prepayment and default assumptions are varied within each model based upon rating (base case), historical expectations (default vector), rating change improvement (optimistic), rating change downgrade (pessimistic), and market price (market – implied). The default rates produced by these five scenarios are assigned an expectation weight according to current market and economic conditions and fed into a sixth scenario. An other-than-temporary impairment is recorded if the aggregate undiscounted projected cash flows in this sixth scenario result in the default of any principal or interest payments due. For the most subordinated non-coupon bearing junior tranches (CDO equity tranches), the present value of the projected cash flows, in the sixth scenario are measured using an 11% discount rate. If the current book value of the security is below the present value measured using an 11% discount rate, then the sum of the undiscounted cash flows are compared to the book value. If the undiscounted cash flows do not equal or exceed the book value of the security, then an other-than-temporary impairment is taken in an amount

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

sufficient to adjust the book value to the sum of undiscounted cash flows. Certain CDOs cannot be modeled using all six scenarios, because of limitations on the data needed for all scenarios. The cash flows for these CDOs, including foreign denominated CDOs, are projected using a customized scenario management believes is appropriate for the applicable collateral pool.

Asset-backed securities, including RMBS, and commercial mortgage-backed securities (“CMBS”), are evaluated for other-than-temporary impairment on a periodic basis using scenarios customized by collateral type. The Company performs sensitivity analysis on defaults as loan-to-value ratios change, and on defaults as prepayments change using default curves under various scenarios. The Company combines scenario analysis with a monthly surveillance process in which it compares actual delinquencies and defaults to expectations established at the time securities are acquired and expectations considering current market conditions, and performs a statistical review to determine potential losses relative to credit support of troubled loan exposures on a transaction-by-transaction basis.

Pursuant to confirmation from the Department, the Company began utilizing undiscounted cash flows to determine other-than-temporary impairments for structured securities, prospectively beginning with the quarter ended September 30, 2008. Internal inputs used in determining the amount of the other-than-temporary impairments on structured securities included collateral performance including prepayment speeds, default rates, and loss severity based on borrower and loan characteristics, as well as deal structure including subordination, over-collateralization and cash flow priority. Prior to July 1, 2008, resulting cash flows were discounted at spreads consistent with the residential mortgage market’s weakness and the uncertainty around the magnitude and timing of cash flows. This review process provided a framework for deriving other-than-temporary impairments in a manner consistent with market participant assumptions. In these analyses, credit quality by loan vintage, collateral type and investment structure were critical elements in determining other-than-temporary impairments.

e.	Preferred stocks

Generally, preferred stocks in good standing are valued at amortized cost. Preferred stocks not in good standing are valued at the lower of amortized cost or fair value. Fair values of preferred stocks are based on published market values, where available. For preferred stocks without readily ascertainable market values, the Company estimated fair value using broker-dealer quotations or internal models.

The cost basis of preferred stocks is adjusted for impairments deemed to be other-than-temporary. The Company considers the following factors in the evaluation of whether a decline in value is other-than-temporary: (a) the financial condition and near-term prospects of the issuer; (b) the Company’s ability and intent to hold the investment for a period of time sufficient to allow for a near-term recovery in value; and (c) the period and degree to which the value has been below cost. The Company conducts a quarterly management review of issuers whose preferred stock is not-in-good standing or valued below 80% of cost. The Company also considers other qualitative and quantitative factors in determining the existence of other-than-temporary impairments including, but not limited to, unrealized loss trend analysis and significant short-term changes. If the impairment is other-than-temporary, a direct write-down to fair value is recognized in realized capital losses and a new cost basis is established.

f.	Common stock – subsidiary and affiliates

The Company accounts for the value of its subsidiary and affiliates, primarily its investment in MML Bay State Life Insurance Company (“MML Bay State”), a wholly owned stock life insurance subsidiary, at its underlying statutory net equity. MML Bay State’s operating results, less dividends declared, are reflected as net unrealized capital gains in the Statutory Statements of Changes in Shareholder’s Equity. Dividends are recorded as net investment income when declared. The cost basis of common stocks – subsidiaries and affiliates is adjusted for impairments deemed to be other-than-temporary consistent with common stocks – unaffiliated.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

g.	Common stocks – unaffiliated

Common stocks, including warrants, are valued at fair value with unrealized capital gains and losses included as a change in shareholder’s equity. Common stock transactions are recorded on a trade date basis.

The fair value of common stocks is based on values provided by the SVO when available. If SVO values are not available, quoted market values provided by other third-party organizations are used. If quoted market values are unavailable, fair values are determined by management using estimates based upon internal models.

The cost basis of common stocks is adjusted for impairments deemed to be other-than-temporary. The Company considers the following factors in the evaluation of whether a decline in value is other-than-temporary: (a) the financial condition and near-term prospects of the issuer; (b) the Company’s ability and intent to hold the investment for a period of time sufficient to allow for a near-term recovery in value; and (c) the period and degree to which the value has been below cost. The Company conducts a quarterly management review of issuers whose common stock is not-in-good standing or valued below 80% of cost. The Company also considers other qualitative and quantitative factors in determining the existence of other-than-temporary impairments including, but not limited to, unrealized loss trend analysis and significant short-term changes. If the impairment is other-than-temporary, a direct write-down to fair value is recognized in realized capital losses and a new cost basis is established.

h.	Mortgage loans

Mortgage loans are valued at the unpaid principal balance of the loan, net of unamortized premium and discount, non-refundable commitment fees and mortgage interest points, and valuation allowances. The mortgage loan portfolio is comprised of commercial mortgage loans, including mezzanine loans, and residential mortgage loan pools. Mezzanine loans are loans secured by a pledge of direct or indirect equity interest in an entity that owns real estate. Residential mortgage loan pools are pools of homogeneous residential mortgage loans substantially backed by Federal Housing Administration and Veterans Administration guarantees.

The fair value of mortgage loans is estimated by discounting expected future cash flows using current interest rates for similar loans with similar credit risk. For non-performing loans, the fair value is the estimated collateral value of the underlying real estate.

When, based upon current information and events, it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement, a valuation allowance is established for the excess of the carrying value of the mortgage loan over its fair value. Collectability and estimated recoveries are assessed on a loan-by-loan basis considering all events and conditions relevant to the loan. This evaluation is inherently subjective as it requires estimates that are susceptible to significant revisions as more information becomes available, as changes occur in the market or as negotiations with the borrowing entity evolve. Changes to the valuation allowance are recorded in net unrealized capital gains (losses) in shareholder’s equity.

When an event occurs resulting in an impairment that is other-than-temporary, a direct write-down is recognized in realized capital losses and a new cost basis is established. An impairment is deemed other-than-temporary when the acquisition of the collateral is probable and a reasonable estimate of the collateral value has been made.

Interest income earned on impaired loans is accrued on the outstanding principal balance of the loan based on the loan’s contractual coupon rate. Interest is not accrued for impaired loans more than 60 days past due, for loans delinquent more than 90 days, or when collection of interest is improbable. The Company continually monitors mortgage loans where the accrual of interest has been discontinued, and will resume the accrual of interest on a mortgage loan when the facts and circumstances of the borrower and property indicate that the payments will continue to be received per the terms of the original or modified mortgage loan agreement.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

i.	Policy loans

Policy loans are carried at the outstanding loan balance less amounts unsecured by the cash surrender value of the policy. At issuance, policy loans are fully secured by the cash surrender value of the policy. Unsecured amounts can occur when subsequent charges are incurred on the underlying policy without the receipt of additional premium. Unsecured amounts were less than $1 million as of December 31, 2008 and 2007, which were nonadmitted. Policy loans earn interest calculated based upon either a fixed or a variable interest rate. Variable rate policy loans are adjusted at least annually and their carrying value approximates the fair value. For loans issued with a fixed interest rate, fair value is estimated by discounting expected future cash flows using current interest rates for similar loans with similar credit risk. Accrued investment income on policy loans more than 90 days past due is included in the unpaid balance of the policy loan.

j.	Real estate

Investment real estate, which the Company has the intent to hold for the production of income, and real estate occupied by the Company are carried at depreciated cost, less encumbrances. Depreciated cost is adjusted for impairments whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable, with the impairment being included in realized capital losses. Depreciation is calculated using the straight-line method over the estimated useful life of the real estate holding, not to exceed 40 years. Depreciation expense is included in net investment income.

Real estate held for sale is carried at the lower of depreciated cost or fair value, less selling costs. Real estate classified as held for sale is not depreciated. Adjustments to the carrying value of real estate held for sale are recorded when fair value less selling costs is below depreciated cost and are included in realized capital losses.

Real estate acquired in satisfaction of debt is recorded at the lower of cost or fair value at the date of foreclosure.

Fair value is generally estimated using the present value of expected future cash flows discounted at a rate commensurate with the underlying risks. The Company also obtains external appraisals for a rotating sample of properties on an annual basis. If an external appraisal is not obtained, an internal appraisal is performed.

k.	Partnerships and limited liability companies

Partnerships and LLCs, except for investments in partnerships which generate low income housing tax credits (“LIHTC”), are accounted for using the equity method with the change in the equity value of the underlying investment recorded in shareholder’s equity. When it appears probable that the Company will be unable to recover the outstanding cost of an investment, or there is evidence indicating an inability of the investee to sustain earnings to justify the carrying value of the investment, an other-than-temporary impairment is recognized in realized capital losses reflecting the excess of the cost over the estimated fair value of the investment. The estimated fair value is determined by assessing the value of the partnership or LLC’s underlying assets, cash flow, current financial condition and other market factors. Distributions not deemed to be a return of capital are recorded in net investment income when received provided there are accumulated undistributed earnings in the partnership or LLC.

Investments in partnerships, which generate LIHTCs are carried at amortized cost unless considered impaired. Under the amortized cost method, the excess of the carrying value of the investment over its estimated residual value is amortized into income during the period in which tax benefits are allocated. For determining impairments in partnerships which generate LIHTC, the Company uses the present value of all future benefits, the majority of which are tax credits, discounted at a risk free rate ranging from 1.7% for future benefits of two years to 3.4% for future benefits of ten years or greater and compares the results to its current book values. Impairments are recognized as realized capital losses.

The equity method is suspended if the carrying value of the investment is reduced to zero due to losses from the investment. If the equity method is suspended, all future losses are not recorded until the

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

investment returns to profitability and the equity method is resumed. However, if the Company has guaranteed obligations of the investment or is otherwise committed to provide further financial support for the investment, losses will continue to be reported up to the amount of those guaranteed obligations or commitments.

l.	Derivatives and other invested assets

Derivatives and other invested assets consist of investments in derivative financial instruments and other miscellaneous investments.

Derivative financial instruments are carried at estimated fair value, which is based primarily upon quotations obtained from independent sources. In addition, the Company models many of these instruments internally. These quotations are compared to internally derived prices and a price challenge is lodged with the independent source when a significant difference cannot be explained by appropriate adjustments to the internal model. Ultimately the Company accepts the final price obtained from an independent source as its measurement of fair value for these instruments. Changes in the fair value of these instruments are recorded as unrealized capital gains and losses in shareholder’s equity. Gains and losses realized on the termination, closing or assignment of contracts are recorded as realized capital gains and losses. Amounts receivable and payable are accrued.

m.	Cash, cash equivalents and short-term investments

The Company considers all highly liquid investments purchased with maturities of three months or less to be cash and cash equivalents.

Short-term investments, which are carried at amortized cost, consist of all highly liquid investments purchased with maturities of greater than three months and less than or equal to 12 months. Investments in money market mutual funds are classified as short-term investments.

The carrying value reported in the Statutory Statements of Financial Position for these instruments approximates the fair value.

n.	Investment income due and accrued

Accrued investment income consists primarily of interest and dividends. Interest is recognized on an accrual basis and dividends are recorded as earned on the ex-dividend date. Due and accrued income is not recorded on: (a) bonds in default; (b) impaired bonds and mortgage loans more than 60 days past due; (c) bonds and mortgage loans delinquent more than 90 days or where collection of interest is improbable; (d) rent in arrears for more than 90 days; and (e) policy loan interest due and accrued in excess of the cash surrender value of the underlying contract.

o.	Other than invested assets

Other than invested assets primarily includes deferred and uncollected premium and reinsurance recoverables.

p.	Nonadmitted assets

Assets designated as nonadmitted by the NAIC include the amount of the deferred tax asset (subject to certain limitations) that will not be realized by the end of the next calendar year, the disallowed interest maintenance reserve (in a net asset position), certain investments in partnerships for which audits are not performed, prepaid agent commissions and premium, and related party amounts outstanding greater than 90 days from the due date. Such amounts are excluded from the Statutory Statements of Financial Position.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

q.	Separate accounts

Separate account assets and liabilities represent segregated funds administered and invested by the Company for the benefit of variable annuity, variable life and other insurance contract/policyholders to meet specific investment objectives. Separate account assets consist principally of marketable securities reported at fair value. Separate account assets can only be used to satisfy separate account liabilities and are not available to satisfy the general obligations of the Company. The Company’s revenue reflects fees charged to the separate accounts, including administrative and investment advisory fees.

The Company has separate accounts classified as non-guaranteed for which the contract/policyholder assumes the investment risk. Premium income, benefits and expenses of the separate accounts are included in the Statutory Statements of Income. Investment income and realized capital gains and losses on the assets of separate accounts accrue to contract/policyholders and are not recorded in the Statutory Statements of Income. Unrealized capital gains and losses on assets of separate accounts accrue to contract/policyholders and, accordingly, are reflected in the separate account liability to the contract/policyholder.

r.	Policyholders’ reserves

Policyholders’ reserves provide amounts adequate to discharge estimated future obligations in excess of estimated future premium on policies in force.

Reserves for life insurance contracts are developed using accepted actuarial methods computed principally on the net level premium and the Commissioners’ Reserve Valuation Method bases using the 1980 Commissioners’ Standard Ordinary mortality tables with assumed interest rates.

Reserves for individual payout annuities are developed using accepted actuarial methods computed principally under the Commissioners’ Annuity Reserve Valuation Method (“CARVM”) using applicable interest rates and mortality tables, primarily 1983 Individual Annuity Mortality and Annuity 2000. The primary risk for payout annuities is the risk that the company may have insufficient investment income to fund the required interest and for those which have a life contingency element, that the annuitant might live longer than the mortality tables predict.

Reserves for individual fixed deferred annuities are developed using accepted actuarial methods computed principally under the CARVM using applicable interest rates and mortality tables, primarily 1983 Individual Annuity Mortality and Annuity 2000. The primary risk for fixed deferred annuities is that insufficient investment income is earned to fund the minimum guarantees or that customers may choose to withdraw funds in an environment where interest rates have increased significantly in a very short period of time.

Reserves for individual variable deferred annuities are developed using accepted actuarial methods computed principally under the CARVM using applicable interest rates and mortality tables, primarily, the 1994 Minimum Guaranteed Death Benefit. Additional reserves are calculated to specifically fund guaranteed minimum death benefits (“GMDBs”). The death benefit reserve essentially assumes a market drop and subsequent recovery under the CARVM rules to calculate a reserve. The GMDBs are subject to asset adequacy testing required under the actuarial guidelines to determine whether additional reserves need to be established. Such testing is performed reflecting all benefits and guarantees associated with the variable annuity contracts, as well as all expenses and charges associated with those contracts. On behalf of the Company, MassMutual performs this testing on a stochastic basis using scenarios from the American Academy of Actuaries. Assumptions used for policyholder behavior (lapses, partial withdrawals, annuitization, and additional premiums), mortality, expenses and commissions, investment management fees and taxes are consistent with those used for basic asset adequacy testing. The key drivers for these reserves are equity market levels, expenses and interest rates.

Tabular interest, tabular less actual reserves released, and tabular cost for all life and annuity contracts and supplementary contracts involving life contingencies are determined in accordance with NAIC annual statement instructions. Term life products use a formula that applies a weighted-average interest rate

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

determined from a seriatim valuation file to the mean average reserves. Universal life, variable life, group life, annuity and supplemental contracts use a formula which applies a weighted-average credited rate to the mean account value.

The Company waives deduction of deferred fractional premium at death and returns any portion of the final premium beyond the date of death. Reserves are computed using continuous functions to reflect these practices.

The same reserve methods applied to standard policies are used for substandard reserve calculations that are based on a substandard mortality rate (a multiple of standard reserve tables).

The Company had total life insurance in force of $51,407 million and $54,988 million as of December 31, 2008 and 2007, respectively. Of this total, the Company had $3,178 million and $3,948 million of life insurance in force as of December 31, 2008 and 2007, respectively, for which the gross premium was less than the net premium according to the standard valuation set by the Department. The gross premium is less than the net premium needed to establish the reserves because the statutory reserves must use industry standard mortality tables, while the gross premium calculated in pricing uses mortality tables that reflect both the Company’s experience and the transfer of mortality risk to reinsurers.

Certain variable universal life and universal life contracts include features that ensure continued death benefit coverage such as GMDBs, or other guarantees that ensure continued death benefit coverage when the policy would otherwise lapse. The value of the guarantee is only available to the beneficiary in the form of a death benefit. Features of GMDBs and other guarantees provide a death benefit if the contract holder dies and the value of the obligation under contract exceeds the assets under contract. The value of the obligation is based on the premium paid less policy charges, amounts withdrawn, and a surrender charge. The liability for GMDBs and other guarantees is included in policyholders’ reserves and the related change in this liability is included in change in policyholders’ reserves.

Certain individual variable annuity products issued by the Company offer GMDBs. The liability for GMDBs is included in policyholders’ reserves and the related change in this liability is included in change in policyholders’ reserves. The Company’s GMDB reserves are calculated in accordance with actuarial guidelines.

Annuity GMDBs provide a death benefit if the contract value is less than the guaranteed minimum amount. Some contracts provide that guarantee upon the contract owner’s death while others provide it upon the annuitant’s death. This amount may be based on a return of premium (the premium paid less amounts withdrawn), a roll-up (an accumulation of premium at a specified interest rate adjusted for withdrawals), a reset (the contract value on a specified anniversary date adjusted for subsequent withdrawals, which is allowed to decrease when reset), or a ratchet (the contract value on a specified anniversary date adjusted for subsequent withdrawals, which is never allowed to decrease when reset). For an annuity contract, a decline in the stock market causing the contract value to fall below the specified amount will increase the net amount at risk, which is the GMDB in excess of the contract value.

All policyholders’ reserves and accruals are based on the various estimates discussed previously and are presented net of reinsurance. Management believes that these liabilities and accruals represent management’s best estimate and will be sufficient, in conjunction with future revenues, to meet future anticipated obligations of policies and contracts in force.

s.	Liabilities for deposit-type contracts

Liabilities for investment-type contracts such as supplementary contracts not involving life contingencies are based on account value or accepted actuarial methods using applicable interest rates. Fair value is estimated by discounting expected future cash flows using current market rates.

t.	Transfers due from separate accounts

Transfers due from separate accounts represent a net receivable from the Company’s separate accounts.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

u.	Asset valuation reserve

The Company maintains an asset valuation reserve (“AVR”). The AVR is a contingency reserve to stabilize shareholder’s equity against fluctuations in the statement value of common stocks, real estate investments, partnerships and LLCs as well as credit-related declines in the value of bonds, mortgage loans, and certain derivatives to the extent that AVR is greater than zero for the appropriate asset category. The AVR is reported in the Statutory Statements of Financial Position and the change in AVR is reported in the Statutory Statements of Changes in Shareholder’s Equity.

v.	Securities sold under agreements to repurchase

The Company has entered into contracts for securities sold under agreements to repurchase whereby the Company sells securities and simultaneously agrees to repurchase the same or substantially the same securities. Securities sold with agreement to repurchase are accounted for as collateralized borrowings with the proceeds from the sale of the securities recorded as a liability and the underlying securities recorded as an investment by the Company. Earnings on these investments are recorded as investment income and the difference between the proceeds and the amount at which the securities will be subsequently reacquired is amortized as interest expense, a component of investment expense which is reported in net investment income on the Statutory Statements of Income. The Company utilizes the proceeds from these agreements to make investments in short-term or cash equivalent investments.

The Company provides collateral as dictated by the agreements to the counterparty in exchange for a loan amount. If the fair value of the securities sold becomes less than the loan amount, the counterparty may require additional collateral.

w.	Other liabilities

Other liabilities primarily include liabilities related to amounts in suspense and due and accrued expenses.

x.	Reinsurance

The Company enters into reinsurance agreements with MassMutual and other insurance companies in the normal course of business in order to limit its insurance risk. Such transfers do not relieve the Company of its primary liability and, as such failure of reinsurers to honor their obligations could result in losses. The Company reduces this risk by evaluating the financial condition of reinsurers and monitoring for possible concentrations of credit risk. Premium income, benefits to policyholders, and policyholders’ reserves are stated net of reinsurance. Premium, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company records a receivable for reinsured benefits paid and reduces policyholders’ reserves for the portion of insurance liabilities that are reinsured. Commissions and expense allowances on reinsurance ceded and modified coinsurance reserve adjustments on reinsurance ceded are recorded as revenue.

y.	Premium and related expense recognition

Life insurance premium revenue is generally recognized annually on the anniversary date of the policy and excess premium for flexible products is recognized when received. Annuity premium is recognized as revenue when received.

Premium revenue is offset by the related deferred premium adjustment. Deferred premium adjusts for the overstatement created in the calculation of reserves as the reserve computation assumes the entire year’s new premium is collected annually at the beginning of the policy year and does not take into account installment or modal payments. Commissions and other costs related to issuance of new policies, and policy maintenance and settlement costs are charged to current operations when incurred. Surrender fee charges on certain life and annuity products are recorded as a reduction of benefits and expenses.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

z.	Realized and unrealized capital gains and losses

Realized capital gains and losses, net of taxes, exclude gains and losses deferred into the interest maintenance reserve (“IMR”) and gains and losses of the separate accounts. Realized capital gains and losses are recognized in net income and are determined using the specific identification method.

All after-tax realized capital gains and losses which result from changes in the overall level of interest rates for all types of fixed-income investments and interest-related derivative activities are deferred into the IMR and amortized into revenue. These interest-related gains and losses are amortized into net investment income using the grouped method over the remaining life of the investment sold or, in the case of derivative financial instruments, over the remaining life of the underlying asset.

Unrealized capital gains and losses are recorded as a change in shareholder’s equity.

aa.	Federal income taxes

Total federal income taxes are based upon the Company’s best estimate of its current and deferred tax liabilities. Current tax expense is reported on the income statement as federal income tax expense if resulting from operations, and within net realized capital gains (losses) if resulting from capital transactions. Changes in the balances of deferred taxes, which provide for book versus tax temporary differences, are subject to limitations and are reported within shareholder’s equity. Changes to deferred income taxes are reported on various lines within shareholder’s equity. Limitations of deferred income taxes are recorded on the change in nonadmitted assets line, whereas, deferred taxes associated with net unrealized capital gains (losses) are shown within that caption on a net basis. Accordingly, the reporting of statutory to tax temporary differences, such as reserves and policy acquisition costs, and of statutory to tax permanent differences, such as tax-exempt interest and tax credits, results in effective tax rates that differ from the federal statutory tax rate.

3.	New accounting standards

Adoption of new accounting standards

In September 2008, the NAIC issued SSAP No. 99, “Accounting for Certain Securities Subsequent to an Other-Than-Temporary Impairment,” with an effective date of January 1, 2009. This statement establishes the statutory accounting principles for the treatment of premium or discount applicable to certain securities subsequent to the recognition of an other-than-temporary impairment. The Company is in the process of assessing the impact of this statement.

In December 2008, the NAIC issued SSAP No. 91(R), “Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities,” with an effective date of January 1, 2009. This statement adopts the revisions to FAS No. 156, “Accounting for Servicing of Financial Assets, an amendment of FASB Statement No. 140,” requiring that all servicing assets and servicing liabilities should initially be measured at fair value. Consistent with these revisions, this SSAP adopts guidance from FAS No. 156 requiring the inclusion of separately recognized servicing assets and servicing liabilities in the calculation of proceeds from the sale of assets and modifies the illustrations included within SSAP No. 91 accordingly. This SSAP rejects the optionality provided within FAS No. 156 for subsequent measurement of servicing assets and servicing liabilities at fair value or cost, but revises the SSAP No. 91 accounting measurement method for such items to a fair value measurement method. This SSAP confirms adoption of guidance previously adopted from FAS No. 140 regarding servicing assets and servicing liabilities established from the transfer of financial assets to a qualifying special purpose entity in a guaranteed mortgage securitization in which the transferor retains all of the resulting securities. This SSAP also adopts nonsubstantive revisions from FAS No. 156 in which the term “retained interests” is replaced with “interests that continue to be held by the transferor,” with amendments to the definition to exclude servicing assets and servicing liabilities. The Company is in the process of assessing the impact of this statement.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

In January 2009, the NAIC issued SSAP No. 98, “Treatment of Cash Flows When Quantifying Changes in Valuation and Impairments, and Amendment of SSAP No. 43 – Loan-backed and Structured Securities,” which is effective for quarterly and annual reporting periods beginning on or after January 1, 2009. SSAP No. 98 requires that a structured or loaned-backed security that is other-than-temporarily impaired be written down to fair value and recognized in net realized capital gains (losses). Prior to this amendment, an impairment write-down of structured and loaned-backed security was based on that security’s undiscounted cash flows. SSAP No. 98 clarifies that an interest related decline in value should be deemed other-than-temporary only when the investor has the intent to sell the investment, at the reporting date, before recovery of the investment. Credit related other-than-temporary impairment losses shall be recorded through the AVR; interest related other-than-temporary impairment losses shall be recorded through the IMR. The estimated impact on total assets, net income, and shareholder’s equity of applying SSAP No. 98 as of December 31, 2008 of approximately $25 million resulting from residential mortgage-backed securities and collateralized debt obligations as disclosed in the statutory financial statements represents management’s best estimates and assumptions. The impact of applying SSAP No. 98 to other types of structured securities has not yet been determined, but may adversely impact the results of operations and financial condition.

4.	Investments

The Company maintains a diversified investment portfolio. Investment policies limit concentration in any asset class, geographic region, industry group, economic characteristic, investment quality, or individual investment.

a.	Bonds

The carrying value and fair value of bonds were as follows:

	December 31, 2008
	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(In Millions)
U. S. government	$250	$49	$1	$298
States, territories and possessions	19	-	1	18
Special revenue	163	5	-	168
Public utilities	183	2	13	172
Industrial and miscellaneous	2,561	18	408	2,171
Credit tenant loans	8	-	-	8
Parent, subsidiaries and affiliates	147	-	46	101

Total	$3,331	$74	$469	$2,936

Note: The carrying value in this table includes $10 million of unrealized losses on NAIC category 6 bonds which are not included in gross unrealized losses.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	December 31, 2007
	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(In Millions)
U. S. government	$28	$1	$-	$29
States, territories and possessions	3	-	-	3
Special revenue	171	2	1	172
Public utilities	185	3	3	185
Industrial and miscellaneous	2,729	34	58	2,705
Credit tenant loans	9	-	-	9
Parent, subsidiaries and affiliates	125	-	7	118

Total	$3,250	$40	$69	$3,221

Note: The carrying value in this table includes $2 million of unrealized losses related to foreign currency amounts recorded in shareholder’s equity.

The table below sets forth the Securities Valuation Office ratings for the bond portfolio along with what the Company believes were the equivalent rating agency designations:

NAIC Class	Equivalent Rating Agency Designation	December 31,
		2008		2007
		Carrying Value	% of Total	Carrying Value	% of Total
		($ In Millions)
1	Aaa/Aa/A	$2,001	60%	$1,891	58%
2	Baa	984	29	1,018	31
3	Ba	159	5	176	6
4	B	108	3	107	3
5	Caa and lower	55	2	46	2
6	In or near default	24	1	12	-

	Total	$3,331	100%	$3,250	100%

As a result of the continuing decline in the credit markets, certain bonds may have a credit quality rating which is lower than the December 31, 2008 NAIC class and equivalent rating agency designations in the above table.

The following table summarizes the carrying value and fair value of bonds as of December 31, 2008 by contractual maturity. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without prepayment penalties. Securities that are not due on a single maturity date are included as of the final maturity date.

	Carrying Value	Fair Value
	(In Millions)
Due in one year or less	$209	$205
Due after one year through five years	1,028	923
Due after five years through ten years	898	767
Due after ten years	1,196	1,041

Total	$3,331	$2,936

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The proceeds from sales, gross realized capital gain and loss activity on sales and other-than-temporary impairments on bonds were as follows:

	Years Ended December 31,
	2008	2007	2006
	(In Millions)
Proceeds from sales	$204	$328	$601
Gross realized capital gains on sales	24	7	2
Gross realized capital losses on sales	(25)	(5)	(5)
Other-than-temporary impairments	(54)	(31)	(4)

Of the $54 million of other-than-temporary impairments, 30% were determined using internally developed models.

Portions of realized capital gains and losses which were determined to be interest related were deferred into the IMR.

The book values of investments were written down when a decline in value was considered to be other-than-temporary. Through December 31, 2008, the Company recognized $54 million of impairment losses on bonds. The impact to shareholder’s equity was reduced by a release of AVR, $20 million of which was from the bond component. The Company employed a systematic methodology to evaluate all declines in fair value. The methodology to evaluate declines in value used a quantitative and qualitative process ensuring that available evidence concerning the declines was evaluated in a disciplined manner.

The following is an analysis of the fair values and gross unrealized losses aggregated by bond category and length of time that the securities were in a continuous unrealized loss position as of December 31, 2008 and 2007.

	December 31, 2008
	Less than 12 months			12 months or longer
	Fair Value	Unrealized Losses	Number of Issuers	Fair Value	Unrealized Losses	Number of Issuers
	($ In Millions)
U. S. government	$68	$1	2	$1	$-	1
States, territories and possessions	8	-	11	2	-	1
Special revenue	24	-	22	4	-	5
Public utilities	97	7	65	30	6	21
Industrial and miscellaneous	1,112	150	843	564	268	399
Credit tenant loans	6	-	5	-	-	-
Parent, subsidiaries and affiliates	79	16	4	16	31	5

	$1,394	$174	952	$617	$305	432

Note: The unrealized losses in this table include $10 million of unrealized losses on NAIC category 6 bonds.

For industrial and miscellaneous, the majority of the unrealized losses in both categories above continued to grow as the widening of credit spreads, the continuing decline in the credit markets, liquidity, bank loan values, and other uncertainties were reflected in current market values. These factors continue to impact the value of RMBS bonds and have now spread to the broader bond market significantly affecting values in leveraged loans and CMBS. Deterioration of underlying collateral, downgrades of credit ratings, or other factors may lead to further declines in value.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	December 31, 2007
	Less than 12 months			12 months or longer
	Fair Value	Unrealized Losses	Number of Issuers	Fair Value	Unrealized Losses	Number of Issuers
	($ In Millions)
U. S. government	$-	$-	-	$4	$-	3
States, territories and possessions	-	-	1	2	-	1
Special revenue	8	-	8	73	1	29
Public utilities	15	-	19	69	3	40
Industrial and miscellaneous	681	28	628	831	29	329
Credit tenant loans	5	-	2	-	-	-
Parent, subsidiaries and affiliates	35	6	8	3	-	1

	$744	$34	666	$982	$33	403

Note: The unrealized losses in this table do not include $2 million of unrealized losses related to foreign currency amounts recorded in shareholder’s equity.

For industrial and miscellaneous, the majority of the unrealized losses less than 12 months, as of December 31, 2007 were in RMBS and resulted from the widening of credit spreads and continuing decline in the credit markets.

Based on the Company’s policies as discussed in Note 2d, as of December 31, 2008 and 2007, the Company has not deemed these investments to be other-than-temporarily impaired because the book value of the investments is expected to be realized based on our analysis of fair value or, undiscounted cash flows for structured securities, and the Company has the ability and intent not to sell these investments until recovery, which may be maturity.

The Company did not sell any securities at a loss or in a loss position with the NAIC’s designation 3 or below through the years ended December 31, 2008 or 2007 that were reacquired within 30 days of the sale date.

The Company had assets which were on deposit with government authorities or trustees as required by law in the amount of $3 million as of December 31, 2008 and 2007.

Residential mortgage-backed exposure

The Company holds certain investments backed by pools of residential mortgages. The majority of these investments are included in bonds. The mortgages in these pools have varying risk characteristics and are commonly categorized as being of U.S. government agency, non-agency prime, Alt-A and subprime borrower quality. The mortgage collateral classified as U.S. government agency is considered of the lowest relative risk while those classified as subprime are of the highest relative risk. The Alt-A category includes option adjustable rate mortgages and the subprime category includes “scratch and dent” or reperforming pools, high loan-to-value pools, and pools where the borrowers have very impaired credit but the average loan-to-value is low, typically 70% or below. In identifying Alt-A and subprime exposure, management used a combination of qualitative and quantitative factors, including FICO scores and loan-to-value ratios.

As of December 31, 2008, of the $2,561 million of industrial and miscellaneous bonds, the Company had $725 million of RMBS bonds, including Collateralized Debt Obligations (“CDOs”) and other bonds with residential mortgage exposure, of which $400 million was prime, $241 million was Alt-A and $84 million was subprime. As of December 31, 2007, of the $2,729 million of industrial and miscellaneous bonds, the Company had $857 million of RMBS bonds, including CDOs and other bonds with residential mortgage exposure, of which $498 million was prime, $296 million was Alt-A and $63 million was subprime.

Beginning in 2007, market conditions for Alt-A and subprime investments deteriorated due to higher delinquencies, reduced home prices, and reduced refinancing opportunities. This market turbulence has

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

spread to other credit markets. It is unclear how long it will take for a return to more liquid market conditions.

The actual cost, carrying value, fair value, and related gross realized losses from other-than-temporary impairments of the Company’s bond investments with significant Alt-A or subprime exposure were as follows:

	December 31, 2008			Year Ended December 31, 2008
	Actual Cost	Carrying Value	Fair Value	Other-Than- Temporary Impairments
	(In Millions)
Alt-A:
Residential mortgage-backed securities	$266	$236	$131	$(24)
Collateralized debt obligations	5	5	5	(1)

Total Alt-A	271	241	136	(25)
Subprime:
Residential mortgage-backed securities	93	84	65	(5)
Collateralized debt obligations	1	-	-	-

Total subprime	94	84	65	(5)

Total Alt-A and subprime	$365	$325	$201	$(30)

Note: The actual cost in this table is reduced by paydowns and other maturities.

	December 31, 2007			Year Ended December 31, 2007
	Actual Cost	Carrying Value	Fair Value	Other-Than- Temporary Impairments
	(In Millions)
Alt-A:
Residential mortgage-backed securities	$299	$294	$283	$(7)
Collateralized debt obligations	12	1	1	(13)
Other bonds	1	1	1	-

Total Alt-A	312	296	285	(20)
Subprime
Residential mortgage-backed securities	67	63	61	(4)
Collateralized debt obligations	3	-	-	(2)

Total subprime	70	63	61	(6)

Total Alt-A and subprime	$382	$359	$346	$(26)

Note: The actual cost in this table is reduced by paydowns and other maturities.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following tables show the percentage by statement value of Alt-A and subprime residential mortgage-backed securities by vintage (representing the year the pool of loans was originated) and nationally recognized credit quality ratings as of December 31, 2008 and 2007:

	December 31, 2008
Year	AAA	AA	A	BBB	BB and below	Total
2008	0.2%	-%	-%	-%	-%	0.2%
2007	5.6	1.3	0.1	0.7	1.0	8.7
2006	24.8	0.7	1.2	0.3	0.5	27.5
2005 and prior	47.4	14.1	1.2	0.7	0.2	63.6

Total	78.0%	16.1%	2.5%	1.7%	1.7%	100.0%

	December 31, 2007
Year	AAA	AA	A	BBB	BB and below	Total
2007	8.7%	1.1%	-%	-%	-%	9.8%
2006	23.5	1.1	-	-	-	24.6
2005 and prior	53.2	10.4	1.4	0.3	0.3	65.6

Total	85.4%	12.6%	1.4%	0.3%	0.3%	100.0%

Subsequent to the financial statement date, there were additional credit downgrades for securities backed by residential mortgage pools, which were held by the Company. However, such downgrades did not significantly change the overall credit quality mix of the RMBS portfolio.

Leveraged loan exposure

Leveraged loans are loans extended to companies or individuals that already have considerable amounts of debt. The Company holds leveraged loans as bonds with interest rates that are higher than typical loans that reflect the additional risk of default from issuers with high debt-to-equity ratios. The actual cost, carrying value, fair value, and related gross realized losses from other-than-temporary impairments of the Company’s domestic and European leveraged loans were as follows:

	December 31, 2008			Year Ended December 31, 2008
	Actual Cost	Carrying Value	Fair Value	Other-Than- Temporary Impairments
	(In Millions)
Domestic leveraged loans	$110	$108	$77	$(1)
Domestic leveraged loan CDOs	85	82	43	(1)

Total domestic leveraged loans and CDOs	$195	$190	$120	$(2)

European leveraged loans	$65	$64	$27	$(3)

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	December 31, 2007			Year Ended December 31, 2007
	Actual Cost	Carrying Value	Fair Value	Other-Than- Temporary Impairments
	(In Millions)
Domestic leveraged loans	$127	$127	$124	$-
Domestic leveraged loan CDOs	76	74	69	(2)

Total domestic leveraged loans and CDOs	$203	$201	$193	$(2)

European leveraged loans	$79	$83	$81	$-

Note: The actual cost in these tables is reduced by paydowns and other maturities.

Commercial mortgage-backed exposure

The Company holds certain bonds backed by pools of commercial mortgages. The mortgages in these pools have varying risk characteristics related to underlying collateral type, borrower’s risk profile and ability to refinance, and the return provided to the borrower from the underlying collateral. These investments had actual cost of $378 million, fair value of $308 million and no related gross realized losses from other-than-temporary impairments as of December 31, 2008. These investments had actual cost of $382 million, fair value of $381 million and no related gross realized losses from other-than-temporary impairments as of December 31, 2007.

b.	Preferred stocks

The Company held preferred stocks with a carrying value of $9 million and a fair value of $6 million as of December 31, 2008. The Company held preferred stocks with a carrying value of $14 million and a fair value of $13 million as of December 31, 2007.

The Company had no realized gains or losses on sales of preferred stock and $3 million of other-than-temporary impairments for the year ended December 31, 2008. The Company had no realized gains or losses on sales of preferred stock and no other-than-temporary impairments for the year ended December 31, 2007. The Company had $2 million of realized gains and no realized losses on sales of preferred stock and no other-than-temporary impairments for the year ended December 31, 2006.

As of December 31, 2008 and 2007, the Company did not have any preferred stock with Alt-A or subprime exposure.

The Company held preferred stocks for which the transfer of ownership was restricted by contractual requirements with carrying values of $2 million as of December 31, 2008 and $5 million as of December 31, 2007.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

c.	Common stocks - unaffiliated

The adjusted cost basis and carrying value of unaffiliated common stocks were as follows:

	December 31,
	2008	2007
	(In Millions)
Cost	$18	$36
Gross unrealized gains	1	6
Gross unrealized losses	(9)	(3)

Carrying value	$10	$39

The realized gain and loss activity of unaffiliated common stocks was as follows:

	Years Ended December 31,
	2008	2007	2006
	(In Millions)
Gross realized capital gains on sales	$9	$18	$9
Gross realized capital losses on sales	(6)	(1)	(1)
Other-than-temporary impairments	(2)	(1)	-

As of December 31, 2008, investments in unaffiliated common stocks in an unrealized loss position included holdings with a fair value of $6 million in 56 issuers. These holdings were in an unrealized loss position of $9 million, $7 million of which were in an unrealized loss position more than 12 months. As of December 31, 2007, investments in unaffiliated common stocks with an unrealized loss position included holdings with a fair value of $17 million in 46 issuers. These holdings were in an unrealized loss position of $3 million, $1 million of which were in an unrealized loss position more than 12 months. Based upon the Company’s impairment review process discussed in Note 2f, the decline in value of these securities was not considered to be other-than-temporary as of December 31, 2008 or 2007.

The company held unaffiliated common stocks for which the transfer of ownership was restricted by contractual requirements with a carrying value of $6 million as of December 31, 2008 and a carrying value of $20 million as of December 31, 2007.

d.	Mortgage loans

Mortgage loans, comprised of commercial mortgage loans and residential mortgage loan pools, were $1,164 million as of December 31, 2008 and $1,222 million as of December 31, 2007. There was a valuation allowance of $8 million recorded as of December 31, 2008 and no valuation allowance recorded as of December 31, 2007. The Company’s commercial mortgage loans primarily finance various types of commercial real estate properties throughout the United States and Canada. Residential mortgage loan pools are pools of homogeneous residential mortgage loans substantially backed by Federal Housing Administration (“FHA”) and Veterans Administration (“VA”) guarantees.

On occasion, the Company advances funds for the payment of taxes, assessments and other amounts such as real estate taxes, legal bills, and appraisals prepared by a Member Appraisal Institute designated appraiser to protect collateral. Typically, advances are made on problem loans for which the Company is in negotiations with the borrower. To the extent that advances are not recoverable, they are written off as a realized loss upon the disposition of the mortgage loan. Taxes, assessments and other amounts advanced on behalf of a third party, not included in the mortgage loan carrying value total, were less than $1 million as of December 31, 2008 and 2007.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

As of December 31, 2008, scheduled mortgage loan maturities, net of valuation allowances, were as follows (in millions):

2009	$58
2010	120
2011	96
2012	176
2013	62
Thereafter	329

Commercial mortgage loans	841
Residential mortgage loan pools	323

Total mortgage loans	$1,164

Included in commercial mortgage loans in the above table were $11 million of mezzanine loans as of December 31, 2008.

As of December 31, 2008 and 2007, mortgage loan lending rates, including fixed and variable, on the portfolio of mortgage loans were:

	December 31, 2008			December 31, 2007
	Low	High	Weighted Average	Low	High	Weighted Average
Commercial mortgages	2.3%	8.9%	5.5%	3.9%	8.9%	5.8%
Residential mortgage loan pools	5.5%	10.6%	6.4%	4.2%	10.6%	6.6%
Mezzanine mortgages	4.0%	16.0%	9.7%	8.0%	16.0%	11.1%

During the years ended December 31, 2008 and 2007, mortgage loan lending rates, including fixed and variable, on new issues were:

	2008		2007
	Low	High	Low	High
Commercial mortgages	2.4%	6.6%	5.0%	7.6%
Residential mortgage loan pools	5.9%	6.5%	5.6%	7.2%
Mezzanine mortgages	12.0%	12.0%	8.0%	14.0%

The maximum percentage of any one commercial mortgage loan to the estimated value of secured collateral at the time the loan was originated, exclusive of mezzanine, insured, guaranteed or purchase money mortgages, was 89.5% as of December 31, 2008 and 2007. The maximum percentage of any one mezzanine loan to the estimated value of secured collateral at the time the loan was originated was 97.5% as of December 31, 2008 and 2007.

The Company had no realized gains, $1 million of losses and no other-than temporary impairments on mortgage loans for the year ended December 31, 2008. The Company had no realized gains, $2 million of losses due to write-offs, and no other-than-temporary impairments on mortgage loans for the year ended December 31, 2007. The Company had no realized gains, losses or other-than-temporary impairments on mortgage loans for the year ended December 31, 2006.

As of December 31, 2008 and 2007, the Company did not have any restructured loans. Restructured loans typically have been modified to defer a portion of the contracted interest payments to future periods. No interest was deferred to future periods for the years ended December 31, 2008 or 2007.

The Company did not have any interest deferred to future periods from mortgage loans on properties under development for the year ended December 31, 2008. Interest deferred to future periods from mortgage loans on properties under development was $1 million for the year ended December 31, 2007.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

During 2007, the Company wrote-off one mortgage loan that was foreclosed. The $2 million loss related to this loan was recorded as a realized capital loss.

The Company does not originate any residential mortgages but invests in residential mortgage loan pools which may contain mortgages of subprime credit quality. As of December 31, 2008 and 2007, the Company had no direct subprime exposure through the origination of residential mortgage loans or purchases of unsecuritized whole-loan pools. The Company purchases seasoned loan pools, most of which are FHA insured or VA guaranteed. The Company had mortgages with residential mortgage-backed exposure with a carrying value of $323 million as of December 31, 2008 and $312 million as of December 31, 2007, most of which were FHA insured or VA guaranteed.

Impaired mortgage loans consisted of the following:

	December 31,
	2008	2007	2006
	(In Millions)
Impaired mortgage loans with valuation allowance	$29	$-	$2
Less valuation allowance on impaired loans	(8)	-	(2)

Net carrying value of impaired mortgage loans	$21	$-	$-

Average recorded investment in impaired loans	$21	$-	$2

The Company did not have any interest income on impaired loans for the years ended December 31, 2008 and 2007. Interest income on impaired loans was less than $1 million for the year ended December 31, 2006.

There were no mortgage loans with interest more than 180 days past due as of December 31, 2008 or 2007.

The geographic distribution of mortgage loans was as follows:

	December 31,
	2008	2007
	(In Millions)
California	$204	$221
Washington	57	57
Massachusetts	56	55
Texas	50	49
Arizona	46	48
Virginia	41	38
All other states	331	353
Canada	56	70

Total commercial mortgage loans	841	891
Residential mortgage loan pools	323	331

Total mortgage loans	$1,164	$1,222

Note: The All other states in this table consist of 34 states with individual mortgage loan exposures of $38 million or less.

Included in commercial mortgage loans in the above table were mezzanine loans in the amounts of $11 million as of December 31, 2008 and $18 million as of December 31, 2007.

Geographical concentration is considered prior to the purchase of mortgage loans and residential mortgage loan pools. Shareholder’s equity was not materially impacted by the geographical concentrations for the years ended December 31, 2008 or 2007.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Commercial mortgage loan exposure

The Company holds commercial mortgage loans for which it is the primary lender or where the Company is a secondary lender, often for a commercial property in development, which are classified as mezzanine loans. These loans have varying risk characteristics including, among others, the borrower’s liquidity, the underlying percentage of completion of a project, the returns generated by the collateral, and the refinance risk associated with maturity of the loan and deteriorating collateral value.

The amortized cost, carrying value, fair value, and related gross realized losses from other-than-temporary impairments of the Company’s commercial mortgage loans were as follows:

	December 31, 2008			Year Ended December 31, 2008
	Amortized Cost	Carrying Value	Fair Value	Other-Than- Temporary Impairments	Valuation Allowance
	(In Millions)
Commercial mortgage loans excluding mezzanine loans	$834	$830	$808	$-	$(2)
Commercial mezzanine mortgage loans	16	11	11	-	(6)

Total commercial mortgage loans	$850	$841	$819	$-	$(8)

	December 31, 2007			Year Ended December 31, 2007
	Amortized Cost	Carrying Value	Fair Value	Other-Than- Temporary Impairments	Valuation Allowance
	(In Millions)
Commercial mortgage loans excluding mezzanine loans	$861	$873	$876	$-	$-
Commercial mezzanine mortgage loans	18	18	19	-	-

Total commercial mortgage loans	$879	$891	$895	$-	$-

The maturities of the Company’s mezzanine loan portfolio (in millions) are as follows:

	Carrying Value	Fair Value
2009	$-	$-
2010	2	3
2011	5	5
2012	2	2
2013	2	1
Thereafter	-	-

Mezzanine loans	$11	$11

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

e.	Real estate

The carrying value of real estate was as follows:

	December 31,
	2008	2007
	(In Millions)
Held for the production of income	$14	$7
Accumulated depreciation	(2)	(1)
Encumbrances	(2)	(2)

Held for the production of income, net	10	4

Held for sale	-	4
Accumulated depreciation	-	-

Held for sale, net	-	4

Total real estate	$10	$8

The Company did not have any real estate classified as held for sale as of December 31, 2008 or classified as occupied by the company as of December 31, 2008 or 2007.

The Company did not hold any non-income producing property as of December 31, 2008 or 2007.

Depreciation expense on real estate was $1 million for the years ended December 31, 2008 and 2007, and less than $1 million for the year ended December 31, 2006.

The Company did not have any realized gains or losses for the years ended December 31, 2008, 2007 or 2006.

The Company invests in real estate as part of its diversified investment strategy. Properties are acquired and managed for net income growth and increasing value. Properties acquired through foreclosure are managed similarly. If a property in the portfolio is underperforming or is not expected to outperform the market in the future it is recommended for sale. Upon management’s approval for the sale of a property it is classified as held for sale. Properties acquired through foreclosure are classified as held for sale.

Through 2008, a residential apartment complex was reclassified from held for sale to held for the production of income. As of December 31, 2008, the Company held no real estate classified as held for sale.

Through 2007, two properties, a residential apartment complex and a retail center, acquired in previous years were classified as held for sale. Of these, the retail center was transferred to partnerships and LLCs in 2007. As of December 31, 2007, the Company held the residential apartment complex as classified as held for sale.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

f.	Partnerships and limited liability companies

Partnership and LLC holdings, at carrying value, had characteristics of:

	December 31,
	2008	2007
	(In Millions)
Common stocks	$120	$124
Preferred stocks	72	72
Real estate	52	45
Low income housing tax credits (“LIHTCs”)	12	13
Mortgage loans	2	5
Other	2	-

Total	$260	$259

The gain and loss activity of partnerships and LLCs was as follows:

	Years Ended December 31,
	2008	2007	2006
	(In Millions)
Gross realized capital gains on sales	$-	$-	$1
Other-than-temporary impairments	(16)	(2)	(1)

Residential mortgage-backed exposure

As of December 31, 2008, the Company did not hold any partnerships or LLCs with significant subprime exposure. For the year ended December 31, 2008, one partnership with significant Alt-A exposure held by the Company and liquidated prior to year end, Quantitative Enhanced Decisions Fund, had an actual cost of $2 million and related gross realized losses from current year other-than-temporary impairments of $1 million prior to liquidation.

As of December 31, 2007, one partnership held by the Company with significant Alt-A exposure had an actual cost of $2 million, carrying value and fair value of $1 million, and related gross realized losses from other-than-temporary impairments of $1 million.

Low income housing tax credit properties

The Company invests in partnerships which generate LIHTCs. These investments currently have unexpired tax credits which range from one to ten years and have an initial 15 year holding period requirement. As required by Statement of Statutory Accounting Principles (“SSAP”) No. 93, “Accounting for Low Income Housing Tax Credit Property Investments”, the other-than-temporary impairments for the years ended December 31, 2008 and 2007 were less than $1 million and there were no other-than-temporary impairments during 2006.

There were no write-downs or reclassifications made during the years ended December 31, 2008 or 2007 due to forfeiture or ineligibility of tax credits or similar issues. In addition, there are no LIHTCs currently subject to regulatory review.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

g.	Net investment income

Net investment income was derived from the following sources:

	Years Ended December 31,
	2008	2007	2006
	(In Millions)
Bonds	$178	$199	$215
Preferred stocks	1	1	1
Common stocks - subsidiaries and affiliates	-	37	44
Common stocks - unaffiliated	2	3	3
Mortgage loans	69	74	65
Policy loans	10	9	8
Real estate	2	1	1
Partnerships and LLCs	27	23	14
Derivatives and other invested assets	12	4	5
Cash, cash equivalents and short-term investments	10	12	13

Subtotal investment income	311	363	369
Amortization of the IMR	(10)	(10)	(9)
Net gain from separate accounts	-	-	-
Less investment expenses	(15)	(15)	(15)

Net investment income	$286	$338	$345

h.	Net realized capital gains and losses

Net realized capital gains (losses) were comprised of the following:

	Years Ended December 31,
	2008	2007	2006
	(In Millions)
Bonds	$(55)	$(29)	$(7)
Preferred stocks	(3)	-	2
Common stocks - subsidiaries and affiliates	(3)	-	-
Common stocks - unaffiliated	1	16	8
Mortgage loans	(1)	(2)	-
Partnerships and LLCs	(16)	(2)	-
Derivatives and other	11	(21)	(35)
Federal and state taxes	15	1	12

Net realized capital gains (losses) before deferral to the IMR	(51)	(37)	(20)
Net (gains) losses deferred to the IMR	(9)	17	40
Less taxes	(2)	(1)	(14)

Net after tax (gains) losses deferred to the IMR	(11)	16	26

Net realized capital gains (losses)	$(62)	$(21)	$6

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Other-than-temporary impairments, which are included in the net realized capital gains (losses) above, consisted of the following:

	Years Ended December 31,
	2008	2007	2006
	(In Millions)
Bonds	$(54)	$(31)	$(4)
Preferred stock	(3)	-	-
Common stock - subsidiaries and affiliates	(3)	-	-
Common stock - unaffiliated	(2)	(1)	-
Partnerships and LLCs	(16)	(2)	(1)

Other-than-temporary impairments	$(78)	$(34)	$(5)

The impact on shareholder’s equity from the other-than-temporary impairments was reduced by release from the AVR of $62 million for 2008 and $6 million for 2007.

i.	Securities purchased under agreements to resell and sold under agreements to repurchase

As of December 31, 2008 and 2007, the Company had no securities purchased under agreements to resell.

The Company had securities sold under agreements to repurchase with total carrying values of $102 million as of December 31, 2008 and $51 million as of December 31, 2007. As of December 31, 2008, the maturity of the agreement was January 6, 2009 while the interest rate was 0.8%. The outstanding amounts were collateralized by bonds with a fair value of $141 million as of December 31, 2008 and bonds with a fair value of $53 million and cash of less than $1 million as of December 31, 2007.

5.	Common stocks – subsidiary and affiliates

MML Bay State is a wholly owned stock life insurance subsidiary of the Company and primarily writes variable universal life and bank-owned life insurance business. In 2008, the Company did not receive a dividend from MML Bay State. The Company received dividends from MML Bay State of $37 million in 2007. A majority of MML Bay State’s statutory shareholder’s equity is subject to dividend restrictions. Dividend restrictions, imposed by state regulations, limit the payment of dividends to the Company without prior approval from the Department. Under these regulations, $19 million of MML Bay State’s shareholder’s equity is available for distribution to the Company in 2009 without prior regulatory approval.

The Company recognized other-than-temporary impairments on affiliated investment funds of $3 million as of December 31, 2008. The Company did not recognize any other-than-temporary impairments on affiliated investment funds as of December 31, 2007.

As of December 31, 2008, the Company had no affiliated common stocks for which the transfer of ownership was restricted by contractual requirements. As of December 31, 2007, the Company had common stocks of affiliates with a carrying value of $2 million for which the transfer of ownership was restricted by contractual requirements.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Summarized below is statutory financial information for MML Bay State:

	As of and for the Years Ended December 31,
	2008	2007	2006
	(In Millions)
Total revenue	$133	$144	$155
Net income	10	11	37
Assets	4,176	4,637	4,550
Liabilities	3,984	4,454	4,338
Equity	192	183	212

6.	Derivative financial instruments

The Company uses derivative financial instruments in the normal course of business to manage risks, primarily to reduce interest rate and duration imbalances determined in asset/liability analyses. The Company also uses a combination of derivatives and fixed income investments to create synthetic investment positions. These combined investments are created opportunistically when they are economically more attractive than the replicated instrument or when the replicated instruments are unavailable. The Company held synthetic assets which were considered replicated asset transactions as defined under statutory accounting principles of $5 million as of December 31, 2008 and 2007. The Company’s derivative strategy employs a variety of derivative financial instruments, including interest rate swaps, currency swaps, equity and credit default swaps, options, interest rate caps and floors, forward contracts, and financial futures. Investment risk is assessed on a portfolio basis and individual derivative financial instruments are not designated in hedging relationships; therefore, as allowed by accounting rules, the Company specifically and intentionally made the decision not to apply hedge accounting.

Under interest rate swaps, the Company agrees, at specified intervals, to an exchange of variable rate and fixed rate interest payments calculated by reference to an agreed upon notional principal amount. Typically, no cash is exchanged at the outset of the contract and no principal payments are made by either party. Cash is paid or received based on the terms of the swap. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date. Interest rate swaps are primarily utilized to more closely match the interest rate cash flows of assets and liabilities. Interest rate swaps are also used to mitigate changes in the value of assets anticipated to be purchased and other anticipated transactions and commitments. The Company had interest rate swaps with a net fair value of $122 million, which had a corresponding absolute notional value of $1,303 million as of December 31, 2008 and a net fair value of $45 million, which had a corresponding absolute notional value of $1,124 million as of December 31, 2007. A realized gain on closed contracts of $14 million and an unrealized gain on the mark-to-market of open contracts of $78 million were recorded for the year ended December 31, 2008. No realized gain on closed contracts and an unrealized gain on the mark-to-market of open contracts of $23 million were recorded for the year ended December 31, 2007. No realized gain on closed contracts and an unrealized gain on the mark-to-market of open contracts of $13 million were recorded for the year ended December 31, 2006.

Under currency swaps, the Company agrees to an exchange of principal denominated in two different currencies at current rates, under an agreement to repay the principal at a specified future date and rate. The Company utilizes currency swaps for the purpose of managing currency exchange risks in its assets.

The Company uses credit default swaps to either reduce exposure to particular issuers by buying protection or increase exposure to issuers by selling protection against specified credit events. The Company buys protection as an efficient means to reduce credit exposure to particular issuers or sectors in the Company’s investment portfolio. The Company sells protection to enhance the return on its investment portfolio by providing comparable exposure to fixed income securities that might not be available in the primary market or to enter into synthetic transactions by buying a high quality liquid bond to match against the credit default swap.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Credit default swaps involve a transfer of credit risk on fixed income instruments from one party to another in exchange for periodic premium payments. The buyer of the credit swap receives credit protection, whereas the seller of the swap guarantees the credit worthiness of the underlying security. This transfers the risk of default from the buyer of the swap to the seller. If a specified credit event occurs, as defined by the agreement, the seller is obligated to pay the counterparty the contractually agreed upon amount and receives in return the underlying security in an amount equal to the notional value of the credit default swap. A credit event is generally defined as default on contractually obligated interest or principal payments or bankruptcy. The Company does not write credit default swaps as a participant in the credit insurance market but does sell swaps to generate returns consistent with bond returns when the actual bond is not available or the market price is more expensive. The Company had credit default swaps with a net fair value of $8 million, which had a corresponding absolute notional value of $69 million as of December 31, 2008 and a net fair value of $2 million, which had a corresponding absolute notional value of $83 million as of December 31, 2007. A realized gain on closed contracts of $3 million and an unrealized gain on the mark-to-market of open contracts of $6 million were recorded for the year ended December 31, 2008. No realized gain on closed contracts and an unrealized gain on the mark-to-market of open contracts of $3 million were recorded for the year ended December 31, 2007. A realized gain on closed contracts and an unrealized gain on the mark-to-market of open contracts of less than $1 million each were recorded for the year ended December 31, 2006.

Options grant the purchaser the right to buy or sell a security or enter into a derivative transaction at a stated price within a stated period. The Company’s option contracts have terms of up to 15 years. A swaption is an option to enter into an interest rate swap at a future date. The Company purchases these options in order to protect against undesirable financial effects resulting from interest rate exposures that exist in its assets and/or liabilities.

Interest rate cap agreements are option contracts in which the seller agrees to limit the purchaser’s risk associated with an increase in a reference rate or index in return for a premium. Interest rate floor agreements are option contracts in which the seller agrees to limit the purchaser’s risk associated with a decline in a reference rate or index in return for a premium. The Company is exposed to policyholder surrenders during a rising interest rate environment. Interest rate cap and swaption contracts are used to mitigate the Company’s loss in this environment. These derivative instruments are used to reduce the duration risk of fixed maturity investments to match certain life insurance products in accordance with the Company’s asset and liability management policy.

The Company utilizes certain other agreements including forward contracts and financial futures to reduce exposures to various risks. Forward contracts and financial futures are used by the Company to manage market risks relating to interest rates. Currency forwards are contracts in which the Company agrees with other parties to exchange specified amounts of identified currencies at a specified future date. Typically, the exchange is agreed upon at the time of the contract. The Company also uses “to be announced” (“TBAs”) forward contracts to participate in the investment return on mortgage-backed securities. The Company believes that TBAs can provide a more liquid and cost effective method to participate in the investment return on mortgage-backed securities than purchasing or selling individual mortgage-backed pools. Typically, the price is agreed upon at the time of the contract and payment is made at a specified future date. The Company usually does not purchase TBAs with settlement by the first possible delivery date and thus accounts for these TBAs as derivatives. TBAs which settle on the first possible delivery date are accounted for as bonds. The Company’s futures contracts are exchange traded and have credit risk. Margin requirements are met with the deposit of securities. Futures contracts are generally settled with offsetting transactions.

The Company’s principal derivative market risk exposures are interest rate risk, which includes the impact of inflation, and credit risk. Interest rate risk pertains to the change in fair value of the derivative instruments as market interest rates move. The Company is exposed to credit-related losses in the event of non-performance by counterparties to derivative financial instruments. In order to minimize credit risk, the Company and its derivative counterparties require collateral to be posted in the amount owed under each transaction, subject to threshold and minimum transfer amounts that are functions of the rating on the counterparty’s long term, unsecured, unsubordinated debt. Additionally, in many instances, the Company enters into agreements with counterparties that allow for contracts in a positive position, where the

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Company is due amounts, to be offset by contracts in a negative position. This right of offset, combined with collateral obtained from counterparties, reduces the Company’s exposure. Collateral pledged by the counterparties was $198 million as of December 31, 2008 and $28 million as of December 31, 2007. Market value exposure at risk, in a net gain position, net of offsets and collateral, was $37 million as of December 31, 2008 and $68 million as of December 31, 2007. Negative values in the carrying value of a particular derivative category can result from a counterparty’s right to offset positions in multiple derivative financial instruments. The Company regularly monitors counterparty credit ratings and exposures, derivative positions and valuations, and the value of collateral posted to ensure counterparties are credit-worthy and the concentration of exposure is minimized. The Company monitors this exposure as part of its management of the Company’s overall credit exposures.

The following tables summarize the carrying values and notional amounts of the Company’s derivative financial instruments:

	December 31, 2008
	Assets		Liabilities
	Carrying Value	Notional Amount	Carrying Value	Notional Amount
	(In Millions)
Interest rate swaps	$122	$1,303	$-	$-
Currency swaps	5	96	1	35
Credit default swaps	8	69	-	-
Options	96	956	-	-
Forward contracts	(1)	139	-	-
Financial futures - long positions	-	194	-	-

Total	$230	$2,757	$1	$35

	December 31, 2007
	Assets		Liabilities
	Carrying Value	Notional Amount	Carrying Value	Notional Amount
	(In Millions)
Interest rate swaps	$45	$1,124	$-	$-
Currency swaps	(11)	83	9	43
Credit default swaps	2	82	-	1
Options	60	1,596	-	-
Forward contracts	(1)	94	-	40
Financial futures - long positions	-	127	-	-

Total	$95	$3,106	$9	$84

Notional amounts do not represent amounts exchanged by the parties and thus are not a measure of the Company’s exposure. The amounts exchanged are calculated on the basis of the notional amounts and the other terms of the instruments, which relate to interest rates, exchange rates, security prices, and financial or other indices.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following table summarizes the Company’s notional amounts by contractual maturity and type of derivative:

	One year	Two Through Five Years	Six Through Ten Years	After Ten Years	December 31,
					2008	2007
	(In Millions)
Interest rate swaps	$64	$152	$641	$446	$1,303	$1,124
Options	-	-	224	732	956	1,596
Currency swaps	2	92	35	2	131	126
Other derivatives	340	45	17	-	402	344

Total	$406	$289	$917	$1,180	$2,792	$3,190

The following table represents the Company’s net notional interest rate swap positions:

	December 31,
	2008	2007
	(In Millions)
Open interest rate swaps in a fixed receive position	$957	$762
Open interest rate swaps in a fixed pay position	346	362

Total interest rate swaps	$1,303	$1,124

7.	Fair value of financial instruments

The following fair value disclosure summarizes the Company’s financial instruments:

	December 31,
	2008		2007
	Carrying Value	Fair Value	Carrying Value	Fair Value
	(In Millions)
Financial assets:
Bonds	$3,331	$2,936	$3,250	$3,221
Preferred stocks	9	6	14	13
Common stocks - unaffiliated	10	10	39	39
Mortgage loans	1,164	1,143	1,222	1,226
Policy loans	174	174	167	167
Derivative financial instruments	230	230	95	95
Cash, cash equivalents and short-term investments	392	392	90	90

Financial liabilities:
Derivative financial instruments	$1	$1	$9	$9
Securities sold under agreements to repurchase	102	102	51	51
Investment-type insurance contracts:
Individual annuity investment contracts	3,118	3,213	3,036	3,097
Supplementary investment contracts	5	5	4	4

The use of different assumptions or valuation methodologies may have a material impact on the estimated fair value amounts.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Level 3 bonds as defined below were 31.8% of the total fair value of bonds as of December 31, 2008.

The average fair value of derivative financial instrument assets was $163 million through 2008 and $76 million through 2007. The average fair value of derivative financial instrument liabilities was $5 million through 2008 and $7 million through 2007.

The Company’s valuation techniques are based upon observable and unobservable pricing inputs. Observable inputs reflect market data obtained from independent sources based on trades of securities, while unobservable inputs reflect the Company’s market assumptions. These inputs comprise the following fair value hierarchy:

Level 1 – Observable inputs in the form of quoted prices for identical instruments in active markets.

Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar assets or liabilities, quoted prices in markets that are not active or other inputs that are observable or can be derived from observable market data for substantially the full term of the assets or liabilities.

Level 3 – One or more unobservable inputs that are supported by little or no market activity and are significant to the fair value of the assets and liabilities. Level 3 assets and liabilities include financial instruments whose value is determined using internal models, as well as instruments for which the determination of fair value requires significant management judgment or estimation.

When available, the Company generally uses unadjusted quotable market prices from independent sources to determine the fair value of investments, and classifies such items within Level 1 of the fair value hierarchy. If quotable prices are not available, prices are derived from observable market data, or obtained directly from brokers, that reflect similar or identical assets traded in active or inactive markets. Investments which are priced using these inputs are classified within Level 2 of the fair value hierarchy. When some of the necessary observable inputs are unavailable, fair value is based upon internally developed models. These models use one or more inputs that are not directly observable or correlated with observable market data. Typical inputs which are integrated in the Company’s internal discounted cash flow models and discounted earnings models include, but are not limited to, issuer spreads derived from internal credit ratings and benchmark yields such as London Inter-bank Offering Rate, cash flow estimates and earnings before interest, taxes, depreciation and amortization estimates. Investments which are priced with these unobservable inputs are classified within Level 3 of the fair value hierarchy.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following table presents the Company’s financial instruments carried at fair value on a recurring basis:

	December 31, 2008
	Level 1	Level 2	Level 3	Netting (1)	Total
	(In Millions)
Financial assets:
Preferred stocks NAIC 4-6	$2	$-	$-	$-	$2
Common stocks - unaffiliated	4	-	6	-	10
Common stocks - subs and affiliates	-	-	193	-	193
Derivative financial instruments	-	332	-	(102)	230
Cash equivalents and short-term investments	-	393	-	-	393
Separate account assets	1,664	-	-	-	1,664

Total financial assets at fair value	$1,670	$725	$199	$(102)	$2,492

Financial liabilities:
Derivative financial instruments	$-	$(103)	$-	$102	$(1)

Total financial liabilities at fair value	$-	$(103)	$-	$102	$(1)

(1)

Netting adjustments represent offsetting positions that may exist under a master-netting agreement with a counterparty where amounts due from the counterparty are offset against amounts due to the counterparty.

The following table presents the Company’s bonds designated as NAIC 6 which are carried at fair value on a non-recurring basis:

	December 31, 2008
	Level 1	Level 2	Level 3	Total
	(In Millions)
Bonds NAIC 6:
Industrial and miscellaneous	$-	$4	$15	$19

The following table presents changes in the Company’s Level 3 financial instruments which are carried at fair value on a recurring basis:

	Balance 12/31/2007	Gains and (losses) in net income	Gains and (losses) in surplus	Acquisitions and dispositions	Transfer in/out of Level 3	Balance 12/31/2008
	(In Millions)
Financial assets:
Preferred stocks NAIC 4-6	$3	$(1)	$-	$(2)	$-	$-
Common stocks - unaffiliated	19	5	(7)	(11)	-	6
Common stocks - subs and affiliates	198	(3)	3	(5)	-	193

Total financial assets at fair value	$220	$1	$(4)	$(18)	$-	$199

8.	Deferred and uncollected life insurance premium

Deferred and uncollected life insurance premium, net of loading, are included in other than invested assets in the Company’s Statutory Statements of Financial Position. The following table summarizes the deferred and uncollected life insurance premium on a gross basis as well as net of loading.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	December 31,
	2008		2007
	Gross	Net of Loading	Gross	Net of Loading
	(In Millions)
Ordinary renewal	$(19)	$(18)	$(19)	$(16)
Group life	1	1	1	1

Total	$(18)	$(17)	$(18)	$(15)

Deferred premium is the portion of the annual premium not earned at the reporting date, net of loading. Loading is an amount obtained by subtracting the valuation net premium from the gross premium and generally includes allowances for acquisition costs and other expenses. Deferred premium adjusts for the overstatement created in the calculation of reserves as the reserve computation assumes the entire year’s net premium is collected annually at the beginning of the policy year and does not take into account installment or modal payments.

Uncollected premium is gross premium net of reinsurance that is due and unpaid as of the reporting date, net of loading. Net premium is the amount used in the calculation of reserves. The change in loading is included as an expense and is not shown as a reduction to premium income.

Ordinary new business and ordinary renewal business consist of the basic amount of premium required on the underlying life insurance policies.

9.	Related party transactions

The Company has an agreement whereby MassMutual, for a fee, furnishes the Company, as required, operating facilities, human resources, computer software development and managerial services. Also, investment and administrative services are provided to the Company pursuant to a management services agreement with MassMutual. Fees incurred under the terms of these agreements were $72 million, $79 million and $86 million in 2008, 2007 and 2006, respectively. While management believes that these fees are calculated on a reasonable basis, these fees may not necessarily be indicative of the costs that would have been incurred on a stand-alone basis. The net amounts due to MassMutual were $13 million and $23 million as of December 31, 2008 and 2007, respectively. These outstanding balances are billed quarterly and are due and payable within 30 days.

The Company and its subsidiary, MML Bay State, participates in variable annuity exchange programs with its parent, MassMutual, whereby certain Company variable annuity contract holders can make a non-taxable exchange of their contract for an enhanced variable annuity contract of the other company. The Company recorded premium income of $2 million, $8 million, and $10 million and surrender benefits of $114 million, $90 million, and $74 million in 2008, 2007, and 2006, respectively, related to these exchange programs. The Company has an agreement with MassMutual to compensate them or be compensated for lost revenue associated with the exchange of contracts that are within the surrender charge period. As a result of these exchanges, the Company has recorded commissions receivable of less than $1 million for the years ended December 31, 2008, 2007, and 2006 and has received net commissions of less than $1 million, $1 million and $4 million for the years ended December 31, 2008, 2007 and 2006, respectively.

The Company cedes a portion of its life insurance business to MassMutual and other reinsurers in the normal course of business. The Company’s initial retention limit per individual life insured is generally $15 million; the portion of the risk exceeding the retention limit is reinsured with other insurers, including MassMutual.

The Company has a modified coinsurance quota-share reinsurance agreement with MassMutual whereby the Company cedes 75% of the premium on certain universal life policies. In return, MassMutual pays the Company a stipulated expense allowance, death and surrender benefits. The Company retains the assets and related reserves for payment of future benefits on the ceded policies. The modified coinsurance

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

adjustment is the mechanism by which MassMutual funds the reserve on the reinsured portion of the risk. It is needed to adjust for the financial effect of the Company holding the reserves on the ceded coverage rather than MassMutual.

The Company also has a stop-loss agreement with MassMutual under which the Company cedes claims which, in aggregate, exceed 0.28% of the covered volume for any year, with maximum coverage of $25 million. The aggregate limit was $43 million in 2008, $46 million in 2007 and $49 million in 2006 and was not exceeded in any of the years.

The Company has coinsurance agreements with MassMutual, whereby the Company cedes substantially all of the premium on new issues of certain universal life policies. In return, MassMutual pays to the Company a stipulated expense allowance and death and surrender benefits. MassMutual holds the assets and related reserves for payment of future benefits on the ceded policies.

The net amounts outstanding with MassMutual for the various reinsurance agreements were $5 million due from MassMutual as of December 31, 2008, and $2 million due from MassMutual as of December 31, 2007. These outstanding balances are due and payable with terms ranging from monthly to annually, depending on the agreement in effect.

The following table summarizes the transactions between the Company and MassMutual:

	Years Ended December 31,
	2008	2007	2006
	(In Millions)
Premium income ceded, related to:
Modified coinsurance agreements	$15	$16	$17
Stop-loss agreements	1	1	1
Coinsurance agreements	72	74	81

Policyholder benefits ceded, related to:
Modified coinsurance agreements	35	39	38
Coinsurance agreements	37	46	65

Expense allowances on reinsurance assumed, included in fees and other income, related to:
Modified coinsurance agreements	4	5	5
Coinsurance agreements	19	18	18

Modified coinsurance adjustments ceded, included in fees and other income	32	35	36

Experience refunds received	-	1	1

10.	Reinsurance

The Company cedes insurance to affiliated and unaffiliated insurers in order to limit its insurance risk. The Company’s initial retention limit per individual life insured is generally $15 million. The Company reinsures a portion of its life business under either a first dollar quota share arrangement or an in excess of the retention limit arrangement. The amounts reinsured are on a yearly renewable term or modified coinsurance basis.

The Company and its officers and directors do not own any portion of a reinsurer nor were any policies issued by the Company reinsured with a company chartered in a country other than the U.S. and which is owned in excess of 10% or controlled directly or indirectly by an insured, a beneficiary, a creditor or any other person not primarily engaged in the insurance business. There are no reinsurance agreements in

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

effect under which the reinsurer may unilaterally cancel any reinsurance for reasons other than for nonpayment of premium or other similar credits. The Company has no reinsurance agreements in effect such that the amount of losses paid or accrued through the statement date may result in a payment to the reinsurer of amounts which, in aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premium collected under the reinsured policies.

If all reinsurance agreements were terminated by either party as of December 31, 2008, the resulting reduction in shareholder’s equity due to loss of reinsurance reserve credits net of unearned premium would be approximately $240 million assuming no return of the assets backing these reserves from the reinsurer to the Company.

Reinsurance amounts included in the Statutory Statements of Income were as follows:

	Years Ended December 31,
	2008	2007	2006
	(In Millions)
Premium ceded	$74	$71	$66
Reinsurance recoveries	82	56	56

Reinsurance amounts included in the Statutory Statements of Financial Position were as follows:

	December 31,
	2008	2007
	(In Millions)
Reserve credit taken	$281	$266
Amounts recoverable from reinsurers	22	14

As of December 31, 2008, one reinsurer accounted for 32% of the outstanding reinsurance recoverable and the next largest reinsurer had 21% of the balance. The Company believes that no exposure to a single reinsurer represents an inappropriate concentration of risk to the Company, nor is the Company’s business substantially dependent upon any single reinsurer.

11.	Policyholders’ liabilities

a.	Policyholders’ reserves

The following table summarizes policyholders’ reserves, net of reinsurance, and the range of interest rates by type of product:

	December 31,
	2008		2007
	Amount	Interest Rates	Amount	Interest Rates
	( $ In Millions)
Individual annuities	$3,118	4.5% - 9.0%	$3,039	4.5% - 9.0%
Individual universal and variable life	1,569	2.5% - 4.5%	1,489	2.5% - 4.5%
Group life	67	2.5% - 4.0%	69	2.5% - 4.0%
Individual life	35	2.5% - 4.5%	20	2.5% - 4.5%

Total	$4,789		$4,617

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

b.	Liabilities for deposit-type contracts

Supplementary contracts not involving life contingencies of $9 million and $8 million as of December 31, 2008 and 2007, respectively, were included in liabilities for deposit-type contracts. The interest rate on supplementary contracts was 3.0% as of December 31, 2008 and 2007.

c.	Additional liability for annuity contracts

Certain variable annuity contracts include additional death or other insurance benefit features, such as guaranteed minimum death benefits (“GMDBs”). In general, these benefit guarantees require the contract or policyholder to adhere to a company-approved asset allocation strategy. Election of these benefits on annuity contracts is generally only available at contract issue.

The following table shows the liabilities for GMDBs on variable annuity contracts and incurred and paid guarantee benefits (in millions):

December 31, 2007	$4
Incurred guarantee benefits in 2008	26
Paid guarantee benefits in 2008	(2)

December 31, 2008	$28

The following table summarizes the account values, net amount at risk and weighted average attained age for variable annuity contracts with GMDBs classified as policyholders’ reserves and separate account liabilities. The net amount at risk is defined as the minimum guarantee less the account value calculated on a policy-by-policy basis, but not less than zero.

	December 31, 2008			December 31, 2007
	Account Value	Net Amount at Risk	Weighted Average Attained Age	Account Value	Net Amount at Risk	Weighted Average Attained Age
	($ In Millions)
GMDB	$1,667	$484	62	$2,991	$64	62

A cash flow testing reserve of $18 million was established on December 31, 2008, to satisfy the asset adequacy analysis requirements of actuarial guidelines. The cash flow testing reserve is included in change in policyholders’ reserves on the Statutory Statements of Income.

Account balances of variable annuity contracts with GMDB guarantees invested in separate accounts in addition to general account options are summarized in the table below:

	December 31,
	2008	2007
	(In Millions)
Separate account	$1,337	$2,630
General account	330	361

Total	$1,667	$2,991

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

d.	Additional liability for individual life contracts

Certain universal life and variable universal life contracts include features such as GMDBs, or other guarantees that ensure continued death benefit coverage when the policy would otherwise lapse. The value of the guarantee is only available to the beneficiary in the form of a death benefit.

The net liability for guarantees on universal life and variable universal life type contracts, as of December 31, 2008 and 2007, was as follows:

	December 31,
	2008	2007
	(In Millions)
Beginning balance	$390	$262
Net liability increase	67	128

Ending balance	$457	$390

The determination of individual life GMDB and other guarantees for universal life and variable universal life is based on actuarial guidelines and adopted model laws.

12.	Federal income taxes

The components of the net deferred tax asset recognized in the Company’s assets, liabilities and shareholder’s equity are as follows:

	December 31,
	2008	2007
	(In Millions)
Total deferred tax assets	$190	$166
Total deferred tax liabilities	(71)	(33)

Net deferred tax asset	119	133
Deferred tax assets nonadmitted	(98)	(108)

Net admitted deferred tax asset	$21	$25

(Increase) decrease in nonadmitted asset	$10	$23

The provision for current tax expense on earnings is as follows:

	Years Ended December 31,
	2008	2007	2006
	(In Millions)
Federal income tax expense (benefit) on operating earnings	$12	$5	$6
Federal income tax expense (benefit) on net realized capital gains (losses)	(15)	(1)	(12)

Total federal income tax expense (benefit)	$(3)	$4	$(6)

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities are as follows:

	December 31,
	2008	2007
	(In Millions)
Deferred tax assets:
Reserve items	$82	$68
Policy acquisition costs	65	68
Investment items	31	20
Unrealized investment losses	11	4
Nonadmitted assets	3	2
Other	(2)	4

Total deferred tax assets	190	166
Nonadmitted deferred tax assets	(98)	(108)

Admitted deferred tax assets	92	58

Deferred tax liabilities:
Unrealized investment gains	67	28
Deferred and uncollected premium	1	2
Reserve items	1	1
Other	2	2

Total deferred tax liabilities	71	33

Net admitted deferred tax asset	$21	$25

The change in net deferred income taxes, excluding amounts nonadmitted, is comprised of the following and is presented as a change to net unrealized capital gains (losses) and net deferred income taxes within the Statutory Statements of Changes in Shareholder’s Equity:

	Years Ended December 31,
	2008	2007
	(In Millions)
Change in deferred tax assets	$24	$(11)
Change in deferred tax liabilities	(38)	(16)

Increase (decrease) in deferred tax asset	(14)	(27)
Less items not recorded in the change in net deferred income taxes:
Tax effect of unrealized gains	39	19
Tax effect of unrealized losses	(7)	(2)

Increase (decrease) in net deferred income taxes	$18	$(10)

As of December 31, 2008, the Company had no net operating or capital loss carryforwards to include in deferred income taxes.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The components of federal income tax on operating items is recorded on the Statutory Statements of Income and Statutory Statements of Changes in Shareholder’s Equity and is different from that which would be obtained by applying the statutory federal income tax rate to operating income before taxes. The significant items causing this difference are as follows:

	Years Ended December 31,
	2008		2007		2006
	Amount	Effective Tax Rate	Amount	Effective Tax Rate	Amount	Effective Tax Rate
	($ In Millions)
Provision computed at statutory rate	$(24)	35%	$26	35%	$30	35%
Tax credits	(2)	3%	(2)	(3)%	(2)	(3)%
Nonadmitted assets	(1)	1%	-	-%	(1)	(1)%
Change in reserve valuation basis	3	(4)%	-	-%	(4)	(5)%
Investment items	2	(2)%	(11)	(15)%	(23)	(26)%
Other	1	(2)%	1	1%	-	-%

Total statutory income tax expense (benefit)	$(21)	31%	$14	18%	$-	-%

Federal income tax expense (benefit)	$(3)		$4		$(6)
Change in net deferred income taxes	(18)		10		6

Total statutory income tax expense (benefit)	$(21)		$14		$-

During the year ended December 31, 2008 the Company received federal income taxes in the amount of $4 million from its parent in accordance with the provisions of the written tax allocation agreement. In 2007 and 2006, the Company paid federal income taxes in the amounts $37 million and $26 million, respectively. As of December 31, 2008, a $10 million federal income tax benefit can be carried back against prior years. Federal income taxes paid in prior years that will be available to offset the current year’s tax benefit or future tax benefits are as follows: $18 million in 2007, $4 million in 2006 and $17 million in 2005.

The Company is included in a consolidated U.S. federal income tax return with its parent, Massachusetts Mutual Life Insurance Company (“MassMutual”), a mutual life insurance company domiciled in the Commonwealth of Massachusetts, and MassMutual’s eligible U.S. subsidiaries. The Company also files income tax returns in various states and foreign jurisdictions. The Company, MassMutual, and MassMutual’s eligible subsidiaries and certain affiliates (the “Parties”) have executed and are subject to a written tax allocation agreement (the “Agreement”). The Agreement sets forth the manner in which the total combined federal income tax is allocated among the Parties. The Agreement provides the Company with the enforceable right to recoup federal income taxes paid in prior years in the event of future net losses, which it may incur. Further, the Agreement provides the Company with the enforceable right to utilize its net losses carried forward as an offset to future net income subject to federal income taxes.

In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. (“FIN”) 48, “Accounting for Uncertainty in Income Taxes.” The NAIC is still evaluating the applicability of FIN 48 to statutory financial reporting. Because statutory guidance has not been issued, the Company has not yet determined the statutory impact of adoption on its statutory financial statements. The Company continues to recognize tax benefits and related reserves in accordance with SSAP No. 5, “Liabilities, Contingencies and Impairments of Assets”.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following is a reconciliation of the beginning and ending liability for unrecognized tax benefits:

(In Millions)
Balance, January 1, 2008	$13
Gross increase related to positions taken in prior years	1
Gross increase related to positions taken in current year	3
Gross decrease related to settlements	-
Gross increase (decrease) related to lapse of statutes of limitations	-

Balance, December 31, 2008	$17

Included in the liability for unrecognized tax benefits as of December 31, 2008, are $17 million of tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility. The liability for unrecognized tax benefit balance as of December 31, 2008 includes no unrecognized tax benefits that, if recognized, would impact the Company’s effective tax rate. The Company does not expect the total amount of unrecognized tax benefits to decrease over the next 12 months.

The Company recognizes accrued interest and penalties related to the liability for unrecognized tax benefits as a component of the provision for income taxes. The amount of net interest and penalties recognized in the Company’s financial statements as of December 31, 2008 and 2007 were $2 million and $1 million respectively.

In February 2008, the Internal Revenue Service (“IRS”) commenced its examination of the years 2004 and 2005. In 2007, the IRS completed its examination of the Company’s income tax returns for the tax years 2002 through 2003. The IRS issued a Revenue Agent’s Report proposing to assess the Company additional income taxes for the years 2002 through 2003. In 2007, the Company made additional tax payments of $13 million with respect to tax years 2002 through 2003. In 2007, MassMutual filed a Letter of Protest with IRS Appeals on behalf of the Company contesting some of the proposed adjustments. Even if the Company were not to prevail on these contested proposed adjustments, the Company would not suffer a material change to its financial position or liquidity. Settlement has been reached with the IRS for tax years prior to 2002, although the Company has reserved the right to pursue refunds for certain pre-2002 contested issues. As of December 31, 2008 and 2007, the Company has no protective deposits recognized as admitted assets.

The Economic Stimulus Act of 2008, enacted in February 2008, allowed businesses to claim a bonus first year depreciation deduction of 50% for most personal property placed in service after 2007 and before 2009. The Housing Assistance Tax Act, enacted in July 2008, allowed low-income housing tax credits to offset the alternative minimum tax (“AMT”), effective for low income housing tax credits attributable to buildings placed in service after December 31, 2007. The Housing Assistance Tax Act also provided the option for corporations to treat certain unused research and AMT credits as allowable and refundable in lieu of claiming the bonus and accelerated depreciation deductions. These new tax provisions will not have a material effect on the Company’s financial position.

13.	Shareholder’s equity

MassMutual has authorized the contribution of funds to the Company sufficient to meet the capital requirements of each state in the U.S. in which the Company is licensed to do business. Substantially all of the statutory shareholder’s equity is subject to dividend restrictions. Dividend restrictions, imposed by state regulations, limit the payment of dividends to the shareholder without prior approval from the Department. Under these regulations, $71 million of shareholder’s equity is available for distribution to the shareholder in 2009 without prior regulatory approval. In 2008, the Company did not pay dividends to its parent, MassMutual.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

14.	Business risks, commitments and contingencies

a.	Risks and uncertainties

The Company operates in a business environment subject to various risks and uncertainties. Such risks and uncertainties include, but are not limited to, interest rate risk and credit risk. Interest rate risk is the potential for interest rates to change, which can cause fluctuations in the value of investments and amounts due to policyholders. To the extent that fluctuations in interest rates cause the duration of assets and liabilities to differ, the Company controls its exposure to this risk by, among other things, asset/liability management techniques that account for the cash flow characteristics of the assets and liabilities.

The Company’s currency exchange risk is related to non-U.S. dollar denominated investments, its medium-term note programs and international operations. The Company mitigates its currency exposures related to its investments and medium-term note programs through the use of derivatives.

Asset based fees calculated as a percentage of the separate account assets are a source of revenue to the Company. Gains and losses in the equity markets may result in corresponding increases and decreases in the Company’s separate account assets and related revenue.

Risks	related to credit markets

Credit risk is the risk that issuers of investments owned by the Company may default or that other parties may not be able to pay amounts due to the Company. The Company attempts to manage its investments to limit credit risk by diversifying its portfolio among various security types and industry sectors.

Beginning in 2007, the slowing of the U.S. housing market, rising residential mortgage rates, and relaxed underwriting standards by residential mortgage loan originators led to higher delinquency and loss rates, reduced credit availability and reduced liquidity in the residential loan market. The Company has implemented a stringent review process for determining the nature and timing of other-than-temporary impairments on securities containing these risk characteristics. Cash flows were modeled for selected bonds deemed to be at risk for impairment using prepayment and default assumptions that varied according to collateral attributes. Bonds with nontrivial credit exposure were modeled across a variety of prepayment and default scenarios, spanning the range of possible outcomes specific to each individual security. Fair values resulting from internal models are those expected to be paid in an orderly transaction between market participants at the financial statement date.

The fair values of residential mortgage-backed securities, commercial mortgage-backed securities, and commercial mortgage loans are highly sensitive to evolving conditions that can impair the cash flows realized by investors. Determining fair value is made more difficult by the lack of observable prices, uncertainty of credit ratings, and the current liquidity crisis which may continue into the foreseeable future. The ultimate emergence of losses is subject to uncertainty. If defaults were to increase above the stresses imposed in the Company’s analysis or collateral performance was worse than expected, management would need to reassess whether such credit events have changed the Company’s assessment of other-than-temporary impairments and estimates of fair values given the underlying dynamics of the market and the expected performance of these assets. A significant, unexpected credit event could change management’s view of these assets. The liquidity crisis continues to adversely affect lenders’ underwriting appetite for new financing arrangements and hence could lead to a diminished ability to refinance the underlying collateral. Also, continued down turns in the economy and real estate market and increased unemployment will likely result in higher defaults and ultimately, increased recognition of other-than-temporary impairments.

In response to the deterioration of Collateralized Debt Obligations (“CDOs”) backed by residential mortgage-backed securities in 2008 and 2007, the trading markets for all CDO-related structured products have been adversely affected by reduced liquidity. The Company has investments in CDOs that are exposed primarily to the credit risk of corporate bank loans, corporate bonds or credit default swap contracts referencing corporate credit risk. Most of these structured investments are backed by corporate loans and are commonly known as Collateralized Loan Obligations. The portfolios backing these

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

investments are actively managed and diversified by industry and individual issuer concentrations. Due to the nature of CDOs which complicate an evaluation of the underlying collateral, the overall negative economic environment, and resulting reduced market liquidity, the risk premium of CDOs have increased and resulted in declining prices. The steep decline in economic activity in the fourth quarter of 2008 will continue to affect the economic performance of the collateral pool of each CDO. Management believes its scenario analysis approach, based on actual collateral data and forward looking assumptions, does capture the level of default risks in each pool including refinancing risks. However, in a rapidly changing economic environment the risk in each collateral pool will be more volatile.

The current liquidity crisis has also resulted in increased risks related to the Company’s investments in domestic and European leveraged loans. European leveraged loans typically have speculative grade ratings. While default rates were low in 2007 and 2008, the weakening of world credit markets may have negative consequences in the future. In addition, the liquidity crisis continues to adversely affect lenders’ underwriting appetite for new financing arrangements and hence could lead to a diminished ability to refinance the underlying collateral which could lead to increased defaults.

Management’s judgment regarding other-than-temporary impairments and estimated fair value, including the difficulty of obtaining readily determinable prices impacted by the current illiquid credit market environment, for RMBS and other investments including leveraged loan exposure, depends upon evolving conditions that can alter the anticipated cash flows realized by investors. Further deterioration of market conditions and related management judgments of other-than-temporary impairments and fair value could negatively impact the Company’s results of operations, shareholder’s equity, and the disclosed fair value.

Additional market risks exist due to the Company’s investments in common stocks which are in a significant unrealized loss position. The Company believes these losses are temporary because of the high level of volatility in the equity market and the sectors of the economy in which the securities participate have the potential for recovery. The Company will monitor these investments and related markets and if there are not signs of recovery in the near term, management would revise expectations accordingly, and update its assessment of other-than-temporary impairments.

b.	Guaranty funds

The Company is subject to insurance guaranty fund laws in the states in which it does business. These laws assess insurance companies’ amounts to be used to pay benefits to policyholders and policy claimants of insolvent insurance companies. Many states allow these assessments to be credited against future premium taxes. The Company believes such assessments in excess of amounts accrued will not materially impact its financial position, results of operations, or liquidity.

c.	Litigation

The Company is involved in litigation arising in and out of the normal course of business, which seek both compensatory and punitive damages. While the Company is not aware of any actions or allegations that should reasonably give rise to a material adverse impact to the Company’s financial position or liquidity, the outcome of litigation cannot be foreseen with certainty. It is the opinion of management that the ultimate resolution of these matters will not materially impact the Company’s financial position or liquidity. However, the outcome of a particular proceeding may be material to the Company’s operating results for a particular period depending upon, among other factors, the size of the loss or liability and the level of the Company’s income for the period.

The Company and MassMutual, together with numerous other defendants, were named in an adversary proceeding in the Enron bankruptcy. In 2008, this matter was resolved between the parties with no additional adverse impact to the Company.

In 2005, the Company received final approval of a nationwide class action settlement involving alleged insurance sales practices claims. In 2006, all appeals to this settlement were resolved. The settlement class included all policyholders, with certain limited exceptions, who have or had an ownership interest in

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

permanent life policies or term life policies issued between January 1, 1983 and December 31, 2003. Through December 31, 2008, the Company had paid $35 million resulting from this settlement.

d.	Regulatory matters

The Company and MassMutual are subject to governmental and administrative proceedings and regulatory inquiries, examinations and investigations in the ordinary course of its business. In connection with regulatory inquiries, examinations and investigations, the Company and MassMutual have been contacted by various regulatory agencies including among others, the Securities and Exchange Commission, U.S. Department of Labor, Financial Industry Regulatory Authority and various state insurance departments and state attorneys general. The Company has cooperated fully with these regulatory agencies with regard to their inquiries, examinations and investigations and has responded to information requests and comments.

Recent market volatility in the financial services industry has contributed to increased scrutiny of the entire financial services industry. Therefore, the Company believes that it is reasonable to expect that proceedings, regulatory inquiries, examinations and investigations into the insurance and financial services industries will continue for the foreseeable future and may result in new industry-wide legislation, rules, and regulations that could significantly affect the insurance and financial services industries as a whole. It is the opinion of management that the ultimate resolution of these regulatory inquiries, examinations and investigations will not materially impact the Company’s financial position or liquidity. The outcome of a particular matter may be material to the Company’s operating results for a particular period depending upon, among other factors, the financial impact of the matter and the level of the Company’s income for the period.

e.	Commitments

In the normal course of business, the Company enters into commitments to purchase certain investments. The majority of these commitments have funding periods that extend between one and five years except LIHTCs which extend up to nine years. The Company is not required to fund commitments once the commitment period expires. As of December 31, 2008, the Company had the following commitments:

	2009	2010	2011	2012	There- after	Total
	(In Millions)
Private placements	$40	$3	$4	$-	$75	$122
Mortgage loans	16	7	1	-	-	24
Partnerships and LLCs	16	6	10	16	27	75
LIHTC investments (including equity contributions)	1	-	-	-	1	2

Total	$73	$16	$15	$16	$103	$223

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

15.	Withdrawal characteristics

a.	Annuity actuarial reserves and liabilities for deposit-type contracts

The withdrawal characteristics of the Company’s annuity actuarial reserves and deposit-type contracts as of December 31, 2008 are illustrated below:

	Amount	% of Total
	($ In Millions)
Subject to discretionary withdrawal -
With fair value adjustment	$25	1%
At book value less current surrender charge of 5% or more	226	5
At fair value	1,332	30

Subtotal	1,583	36
Subject to discretionary withdrawal -
At book value without fair value adjustment	2,863	64
Not subject to discretionary withdrawal	12	-

Total	$4,458	100%

The following is the reconciliation of total annuity actuarial reserves and liabilities for deposit-type contracts as of December 31, 2008 (in millions):

Statutory Statements of Financial Position:
Policyholders’ reserves – individual annuities	$3,118
Liabilities for deposit type contracts	9

Subtotal	3,127
Separate Account Annual Statement:
Annuities	1,331

Total	$4,458

b.	Separate accounts

The Company has non-guaranteed separate accounts which are variable accounts where the benefit is determined by the performance and/or market value of the investments held in the separate account with incidental risk, notional expense, and minimum death benefit guarantees.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Information regarding the separate accounts of the Company as of and for the year ended December 31, 2008 is as follows:

Non-Guaranteed
(In Millions)
Net premium, considerations or deposits	$122

Reserves:
For accounts with assets at:
Fair value	$1,651
Other liabilities	13

Total	$1,664

By withdrawal characteristics:
Subject to withdrawal:
At fair value, which may or may not have a surrender charge	$1,651
Other liabilities	13

Total	$1,664

The following is a summary reconciliation of amounts reported as transfers to (from) separate accounts in the summary of operations of the Company’s NAIC Separate Account Annual Statement with the amounts reported as net transfers to (from) separate accounts in change in policyholders’ reserves in the accompanying Statutory Statements of Income for the years ended December 31, 2008, 2007 and 2006:

	For the Years Ended December 31,
	2008	2007	2006
From the Separate Account Annual Statement:	(In Millions)
Transfers to separate accounts	$122	$150	$163
Transfers from separate accounts	(520)	(596)	(556)

Net transfers to (from) separate accounts	$(398)	$(446)	$(393)

16.	Presentation of the Statutory Statements of Cash Flows

As required by SSAP No. 69 “Statement of Cash Flows,” the Company has included in the Statutory Statements of Cash Flows, non-cash transactions primarily related to the following:

	Years Ended December 31,
	2008	2007	2006
	(In Millions)
Bond conversion	$133	$151	$119
Stock conversion	4	12	2
Net investment income in-kind bonds	2	3	2
Mortgages to other invested assets	1	-	-
Other invested assets stock distribution	1	-	2

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

17.	Subsidiaries and affiliated companies

A summary of ownership and relationship of MassMutual and its subsidiaries and affiliated companies as of December 31, 2008 is illustrated below. Subsidiaries are wholly owned, except as noted.

Subsidiaries of Massachusetts Mutual Life Insurance Company

C.M. Life Insurance Company

MassMutual Holding LLC

The MassMutual Trust Company

MML Distributors, LLC – 99% (remaining 1% owned by MassMutual Holding LLC)

MML Private Placement Investment Company I, LLC

MML Mezzanine Investor, LLC

MML Mezzanine Investor L, LLC

MML Mezzanine Investor II, LLC

MML Private Equity Fund Investor, LLC

MML Re Finance LLC

MMC Equipment Finance LLC

Invicta Advisors LLC

PL – Apts, LLC – 92% (remaining 8% owned by C.M. Life Insurance Company)

MML ABN Separate Account Holding Company LLC

MML ABN Separate Account Holding Company II LLC

Subsidiaries of C.M.Life Insurance Company

MML Bay State Life Insurance Company

CML Mezzanine Investor, LLC

CML Mezzanine Investor L, LLC

CML Re Finance LLC

Subsidiary of MMC Equipment Finance LLC

MassMutual Asset Finance LLC

Subsidiaries of MassMutual Holding LLC

HYP Management LLC

MassMutual Assignment Company

MassMutual Benefits Management, Inc.

MassMutual Holding MSC, Inc.

MassMutual International LLC

MML Investors Services, Inc.

MML Realty Management Corporation

Cornerstone Real Estate Advisers LLC

Babson Capital Management LLC

Oppenheimer Acquisition Corporation – 98%

MassMutual Baring Holding LLC

MML Financial, LLC

MassMutual Capital Partners LLC

First Mercantile Trust Company

Affiliates of Massachusetts Mutual Life Insurance Company

MML Series Investment Fund

MML Series Investment Fund II

MassMutual Select Funds

MassMutual Premier Funds

PART C

OTHER INFORMATION

Item 24.    Financial Statements and Exhibits

        (a)  Financial Statements

Financial Statements Included in Part A

Condensed Financial Information

Financial Statements Included in Part B

The Registrant

Report of Independent Registered Public Accounting Firm

Statement of Assets and Liabilities as of December 31, 2008

Statements of Operations and Changes in Net Assets for the years ended December 31, 2008 and 2007

Notes to Financial Statements

The Depositor

Independent Auditors’ Report

Statutory Statements of Financial Position as of December 31, 2008 and 2007

Statutory Statements of Income for the years ended December 31, 2008, 2007 and 2006

Statutory Statements of Changes in Shareholder’s Equity for the years ended December 31, 2008, 2007 and 2006

Statutory Statements of Cash Flows for the years ended December 31, 2008, 2007 and 2006

Notes to Statutory Financial Statements

        (b)  Exhibits

Exhibit 1	Resolution of Board of Directors of C.M. Life authorizing the establishment of the Separate Account.[6]

Exhibit 2	Not Applicable.

Exhibit 3	(i) Principal Underwriting Agreement.[1]

(ii) Underwriting and Servicing Agreement.[1]

(iii) Insurance Products Distribution Agreement (4/08).[11]

(iv) Amendment for Insurance Product Distribution Agreement (4/08).[7]

Exhibit 4	Individual Variable Deferred Annuity Contract with Flexible Purchase Payments.[8]

Exhibit 5	Form of Application Form.[8]

Exhibit 6	(i) Copy of Articles of Incorporation of C.M. Life.[2]

(ii) Copy of the Bylaws of C.M. Life.[2]

Exhibit 7	Not Applicable.

Exhibit 8	(a) Fund Participation Agreements

Form of Participation Agreement with Oppenheimer Variable Account Funds and Oppenheimer, Inc.[10]

Form of Participation Agreement with Panorama Series Fund, Inc.[3]

Form of Participation Agreement with Fidelity Variable Insurance Products Fund, Fidelity Variable Insurance Products Fund II, and Fidelity Variable Insurance Products Fund III.[5]

Form of Participation Agreement with ING Variable Products Trust.[10]

Form of Participation Agreement with MML Series Investment Fund.[9]

Form of Participation Agreement with MML Series Investment Fund II.[9]

Form of Participation Agreement with AIM Variable Insurance Funds, Inc.[10]

Form of Participation Agreement with PIMCO Variable Insurance Trust and Allianz Global Investors Distributors LLC.[10]

(b) Rule 22c-2 Agreements[12]

AIM Variable Insurance Funds

Fidelity Variable Insurance Products Fund

ING Variable Products Trust

MML Series Investment Fund

MML Series Investment Fund II

Oppenheimer Variable Account Funds

Panorama Series Fund, Inc.

PIMCO Variable Insurance Trust

Exhibit 9	Opinion of and Consent of Counsel.*

Exhibit 10	(i) Consent of Independent Registered Public Accounting Firm, KPMG LLP*

(ii) Powers of Attorney*:

Stuart H. Reese

Mark Roellig

William F. Glavin

Michael T. Rollings

Norman A. Smith

Exhibit 11	Not Applicable.

Exhibit 12	Not Applicable.

Exhibit 14	Not Applicable.

[1]	Incorporated by reference to Initial Registration Statement No. 33-61679 filed on Form N-4 on August 9, 1995.
[2]	Incorporated by reference to Post Effective Amendment No. 3 to Registration Statement File No. 33-91072, filed on April 24, 1998.
[3]	Incorporated by reference to Registration Statement File No. 333-22557, filed on February 28, 1997.
[5]	Incorporated by reference to Initial Registration Statement No. 333-65887, filed on Form S-6 on October 20, 1998.
[6]	Incorporated by reference to Post-Effective Amendment No. 3 to Registration Statement No. 33-61679, filed on April 27, 1998.
[7]	Incorporated by reference to Post-Effective Amendment No. 13 to Registration Statement No. 333-81015, filed on Form N-4 in April 2009.
[8]	Incorporated by reference to Initial Registration Statement No. 333-80991, filed on Form N-4 on June 18, 1999.

[9]	Incorporated by reference to initial Registration Statement No. 333-130156 filed on December 6, 2005.
[10]	Incorporated by reference to Post-Effective Amendment No. 9 to Registration Statement No. 333-80991 filed on Form N-4 in April 2006.
[11]	Incorporated by reference to Post-Effective Amendment No. 12 to Registration Statement No. 333-109620, filed on August 19, 2008.
[12]	Incorporated by reference to Post-Effective Amendment No. 10 to Registration Statement No. 333-80991, filed on Form N-4 in April 2007.
*	Filed herewith.

Item 25.    Directors and Officers of the Depositor

Directors of C.M. Life Insurance Company

Stuart H. Reese, Director, Chairman and Chief Executive Officer (principal executive officer) 1295 State Street Springfield, MA 01111	William F. Glavin, Director, and Executive Vice President 1295 State Street Springfield, MA 01111

Mark Roellig, Director, Executive Vice President, and General Counsel 1295 State Street Springfield, MA 01111	Michael T. Rollings, Director, Executive Vice President and Chief Financial Officer (principal financial officer) 1295 State Street Springfield, MA 01111
PRINCIPAL OFFICERS (other than those who are also Directors):

Roger W. Crandall, President 1295 State Street Springfield, MA 01111	Norman A. Smith, Vice President and Controller (Principal Accounting Officer) 1295 State Street Springfield, MA 01111

Bradley Lucido, Senior Vice President & Chief Compliance Officer 1295 State Street Springfield, MA 01111	Todd Picken, Vice President and Treasurer 1295 State Street Springfield, MA 01111

Melissa Millan Senior Vice President 1295 State Street Springfield, MA 01111	Christine Peaslee, Secretary 1295 State Street Springfield, MA 01111

Item 26.    Persons Controlled By or Under Common Control with the Depositor or Registrant

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

ORGANIZATIONAL SUMMARY

I.	DIRECT SUBSIDIARIES OF MASSMUTUAL - MassMutual is the sole owner of each subsidiary unless otherwise indicated.

A.	C.M. Life Insurance Company (May 11, 1981), a Connecticut corporation which operates as a life and health insurance company.

1.	MML Bay State Life Insurance Company (April 1, 1935), a Connecticut corporation which operates as a life and health insurance company.

2.	CML Mezzanine Investor, LLC (October 18, 2005), a Delaware limited liability company that acts as a blocker entity for C.M. Life Insurance Company.

3.	CML Mezzanine Investor L, LLC (November 5, 2008), a Delaware limited liability company that holds a portfolio of the investment interests in a mezzanine fund.

4.	CML Re Finance LLC (December 19, 2008), a Delaware limited liability company formed for the purpose of holding interests in actively managed mortgage loans, near foreclosure mortgages and subsequently foreclosed properties.

B.	MML Distributors, LLC (Nov. 10, 1994), a Connecticut limited liability company which operates as a securities broker-dealer. (MassMutual Holding LLC – 1%.)

C.	MassMutual Holding LLC (Nov. 30, 1984), a Delaware limited liability company which operates as a holding company for certain MassMutual entities.

MassMutual Holding LLC is the sole owner of each subsidiary or affiliate unless otherwise indicated.

1.	MML Investors Services, Inc. (Dec. 31, 1981), a Massachusetts corporation which operates as a securities broker-dealer.

a.	MML Insurance Agency, Inc. (Nov. 16, 1990), a Massachusetts corporation which operates as an insurance broker.

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b.	MMLISI Financial Alliances, LLC, a Delaware limited liability company which operates as a broker-dealer. (MML Investors Services, Inc. – 51% and Series Members – 49%)

2.	MassMutual Holding MSC, Inc. (Dec. 26, 1996), a Massachusetts corporation which operates as a holding company for MassMutual positions in investment entities organized outside of the United States. This subsidiary qualifies as a “Massachusetts Security Corporation” under Chapter 63 of the Massachusetts General Laws. MassMutual Holding MSC, Inc. is the sole owner of each subsidiary or affiliate unless otherwise indicated.

a.	MassMutual Corporate Value Limited (Aug. 24, 1994), a Cayman Islands corporation which holds a 88.4% ownership interest in MassMutual Corporate Value Partners Limited, another Cayman Islands corporation operating as a high-yield bond fund. (MassMutual Holding MSC, Inc.—46%)

1)	MassMutual Corporate Value Partners Ltd. (Aug. 24, 1994), owned 88.4% by MassMutual Corporate Value Limited.

b.	9048-5434 Quebec, Inc. (April 4, 1997), a Canadian corporation, which used to operate as the owner of Hotel du Parc in Montreal, Quebec, Canada. Inactive.

c.	1279342 Ontario Limited (Jan. 29, 1998), a Canadian corporation which operates as the owner of Deerhurst Resort in Huntsville, Ontario, Canada.

3.	Cornerstone Real Estate Advisers, LLC (Jan. 20, 1994), a Delaware limited liability company which operates as an investment adviser.

a.	Cornerstone Real Estate Advisers Europe B.V. (October 31, 2008), a Dutch company that is a wholly-owned subsidiary of Cornerstone Real Estate Advisers LLC that is applying to become a licensed Dutch investment firm regulated by the Dutch Authority for Financial Markets.

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b.	Cornerstone Real Estate Advisers Asia Limited (January 23, 2008), a Hong Kong company that is a wholly-owned subsidiary of Cornerstone Real Estate Advisers LLC that is applying to become a Hong Kong licensed investment firm regulated by the Securities and Futures Commission.

c.	Cornerstone Acquisitions LLC (August 24, 2007), a Delaware limited liability company that was formed for the purpose of entering into purchase contracts for real property interests for the benefit of cornerstone Real Estate Advisers LLC clients.

4.	Babson Capital Management LLC (July 5, 1940), a Delaware limited liability company which operates as an investment adviser.

a.	Babson Capital Securities Inc (July 1, 1994), a Massachusetts corporation which operates as a securities broker-dealer.

b.	Babson Capital Management Inc., a Delaware corporation that holds a “corporation” real estate license.

c.	Babson Capital Japan KK, formerly known as MassMutual Investment Management Company (May 28, 2004), a Japanese registered investment adviser.

d.	Babson Capital Guernsey Limited, an investment management company organized under the laws of Guernsey.

1.)	Babson Capital Europe Limited, an institutional debt-fund manager organized under the laws of England and Wales.

a.)	Almack Holding Partnership GP Limited, an English company and wholly-owned subsidiary of Babson Capital Europe Limited, serves as general partner of Almack Leveraged 1 LP, Almack Unleveraged 1 LP and Almack Leveraged 2 LP.

b.)	Almack Mezzanine Fund Limited, an English company and wholly-owned subsidiary of Babson Capital Europe Limited, will serve as general partner of Almack Mezzanine Founder LP and Almack Mezzanine I LP.

c.)	Almack Mezzanine Fund II Limited, an English company and wholly-owned subsidiary of Babson Capital Europe Limited, serves as general partner of Almack Mezzanine II Leveraged LP, Almack Mezzanine II Unleveraged LP, and Almack Mezzanine Founder II LP.

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e.	Aldwych Funding, LLC, a Delaware Limited liability company that makes loans and other investments.

f.	BCCM I GP LLC (January 26, 2009), a Delaware limited liability company formed for the purpose of acting as the general partner for Babson Capital core Mortgage Fund I LLC.

5.	Oppenheimer Acquisition Corp. (June 21, 1990), a Delaware corporation which operates as a holding company for the Oppenheimer companies. (MassMutual Holding LLC – 98.484%).

a.	OppenheimerFunds, Inc. (Oct. 23, 1987), a Colorado corporation which operates as the investment adviser to the Oppenheimer Funds. (OppenheimerFunds Services, a division of OppenheimerFunds, Inc. operates as a transfer agent for the Oppenheimer funds.)

1.)	Centennial Asset Management Corporation (May 8, 1987), a Delaware corporation which operates as investment adviser and general distributor of the Centennial Trusts.

2.)	OppenheimerFunds Distributor, Inc. (July 3, 1978), a New York corporation which operates as a broker-dealer and general distributor of the Oppenheimer funds.

3.)	Oppenheimer Real Asset Management, Inc. (Dec. 22, 1988), a Delaware corporation which is the sub-adviser to a mutual fund investing in the commodities markets.

4.)	Shareholder Financial Services, Inc. (Nov. 1, 1989), a Colorado corporation which operates as a transfer agent for closed-end funds managed by Oppenheimer and certain closed-end funds managed by MassMutual.

4

5.)	Shareholder Services, Inc. (Sept. 16, 1987), a Colorado corporation which operates as a transfer agent for the Centennial Trusts.

6.)	OFI Private Investments Inc. (March 20, 2000) is a New York based registered investment adviser which manages separate accounts for investors and also acts as the Program Manager and Investment Manager for several states’ 529 college savings and prepaid tuition plans.

7.)	OFI Institutional Asset Management, Inc. (Nov. 20, 2000) is a New York based registered investment advisor which provides investment supervisory services on a discretionary basis to individual accounts, pension plans, insurance company separate accounts, public funds and corporations for a stated fee.

a.)	OppenheimerFunds International Distributor Limited, a Hong Kong based corporation which conducts the business of a trust company.

b.)	OFI Trust Company (1988), a New York corporation which conducts the business of a trust company.

c.)	Trinity Investment Management Corporation (Nov. 1, 1974), a Pennsylvania corporation and registered investment adviser which provides portfolio management and equity research services primarily to institutional clients.

d.)	HarbourView Asset Management Corporation (April 17, 1986), a New York corporation which operates as an investment adviser.

5

8.)	OppenheimerFunds International Ltd. (July 9, 1997), is a Dublin-based limited liability company that currently has no operations.

a.)	OFI Institutional Asset Management, Ltd., (February 6, 2007), is an English-based, limited liability company, wholly-owned by OppenheimerFunds International, Ltd. that currently has no operations.

b.	Tremont Group Holdings, Inc. (previously, Tremont Capital Management, Inc.) (June 28, 2001), a New York-based investment services provider which specializes in hedge funds.

1.)	Tremont (Bermuda) Limited a Bermuda-based investment adviser.

2.)	Tremont Partners, Inc., (1984) a Connecticut corporation that is a registered investment adviser.

3.)	Tremont Capital Management Limited, a company based in the United Kingdom.

4.)	Tremont Securities, Inc., a New York company that acts as a registered broker dealer.

5.)	Tremont Capital Management Corp., a Canadian company.

6.)	Tremont Capital Management (Asia) Limited, a Hong Kong company.

7.)	Tremont Capital Management (Ireland) Limited, the manager of an Irish umbrella trust that manages a series of non-US strategy based funds.

8.)	Tremont GP, Inc., a Delaware corporation.

6

6.	HYP Management LLC (July 24, 1996), a Delaware limited liability company which operates as the “LLC Manager” of MassMutual High Yield Partners II LLC, a high yield bond fund.

7.	MassMutual Benefits Management, Inc. (March 20, 1991), a Delaware corporation which supports MassMutual with benefit plan administration and planning services.

8.	MML Realty Management Corporation (Oct. 14, 1968), a Massachusetts corporation which formerly operated as a manager of properties owned by MassMutual.

9.	MassMutual International LLC (Feb. 19, 1996), a Delaware corporation which operates as a holding company for those entities constituting MassMutual’s international insurance operations. MassMutual International LLC is the sole owner of each of the subsidiaries or affiliates listed below unless otherwise indicated.

a.	MassMutual Asia Limited, a corporation organized in Hong Kong which operates as a life insurance company. (Owned 99.99% by MassMutual International LLC and .01% by MassMutual Holding LLC.

1.)	MassMutual Insurance Consultants Limited, a corporation organized in Hong Kong which operates as a general insurance agent. (MassMutual Asia Limited owns 99.99% and MassMutual Services Limited owns .01%.

2.)	MassMutual Trustees Limited, a corporation organized in Hong Kong which operates as an approved trustee for the mandatory provident funds. (Owned 20% each by MassMutual Asia Limited, MassMutual Services Limited (in trust for MassMutual Asia Ltd.), MassMutual Guardian Limited (in trust for MassMutual Asia Ltd.), Protective Capital (International) Limited and Kenneth Yu (in trust for MassMutual Asia Ltd.)).

3.)	Protective Capital (International) Limited, a corporation organized in Hong Kong which is a dormant investment company currently holding 6.38% of MassMutual Life Insurance Company in Japan. (Owned 99.98% by MassMutual Asia Limited, .01% by Ling Sau Lei and .01% by Jones Leung.)

7

4.)	MassMutual Services Limited, a corporation organized in Hong Kong which provided policyholders with estate planning services. This company is now inactive. (MassMutual Asia Ltd. – 50%, Protective Capital (International) Limited – 50%.)

5.)	MassMutual Guardian Limited, a corporation organized in Hong Kong which provided policyholders with estate planning services. This company is now inactive. (MassMutual Asia Ltd. – 50%, Protective Capital (International) Limited—50%.)

6.)	MassMutual Asia Investors Limited, a Hong Kong company that provides investment advisory services.

b.	MassMutual Internacional (Chile) Limitada, a corporation organized in the Republic of Chile which operates as a holding company. (MassMutual International LLC – 79.43%; MassMutual Holding LLC—.07%; 1279342 Ontario Limited – 20.5%)

1.)	MassMutual (Chile) Limitada (September 13, 2006), a limited liability company organized in the Republic of Chile. (MassMutual Internacional (Chile) Limitada – 99.99 % and MassMutual International LLC .01%).

a.)	Compañia de Seguros CorpVida S.A., corporation organized in the Republic of Chile which operates as an insurance company. (MassMutual (Chile) Limitada – 33.49%)

c.	MassMutual Europe S.A., a corporation organized in the Grand Duchy of Luxembourg which operates as a life insurance company.

d.	MassMutual International Holding MSC, Inc., a Massachusetts corporation which currently acts as a holding company for MMI’s interest in Taiwan.

8

1.)	MassMutual Mercuries Life Insurance Company, a Taiwan corporation which operates as a life insurance company. (MassMutual International Holding MSC, Inc. 39.01%)

e.	MassMutual Life Insurance Company, a Japanese corporation which operates as a life insurance company. (MassMutual International LLC – 89.88%; MassMutual Asia Limited – 10.10%; and MassMutual Life Insurance Company—.02%).

1.)	Hakone Fund LLC, a Delaware limited liability company authorized to purchase, borrow, sell and otherwise trade in securities, shares and other financial instruments and contracts of U.S. and non-U.S. entities.

2.)	Hakone Fund II LLC, a Delaware limited liability company authorized to purchase, borrow, sell and otherwise trade in securities, shares and other financial instruments and contracts of U.S. and non-U.S. entities.

f.	MassMutual Mercuries Insurance Agency Co., Inc., a Taiwan company which operates as a life Insurance agency (MassMutual International LLC-50%).

10.	MassMutual Assignment Company (Oct. 4 2000), a North Carolina corporation which operated a structured settlement business.

11.	MML Financial, LLC (May 7, 2004), a Delaware limited liability company which operates as a holding company.

a.	MML Investment Products, LLC, (November 9, 2004) a Delaware limited liability company licensed to carry on any lawful business purpose or activity not restricted by the Delaware Limited Liability Company Act. This company primarily makes investments.

b.	MML Assurance, Inc. (November 29, 2004), a New York insurance company.

9

12.	MassMutual Baring Holding, LLC (October 14, 2005), a Delaware limited liability company that will act as a holding company for certain MassMutual subsidiaries.

a.	MassMutual Holdings (Bermuda) Limted, a Bermuda company that acts as a holding company for certain MassMutual subsidiaries.

1.)	Baring Asset Management Limited (April 6, 1994), a company incorporated under the laws of England and Wales that acts an investment manager/adviser.

a.)	Baring Fund Managers Limited (October 29, 1968), a company incorporated under the laws of England and Wales that acts as a manager of BAM UK Collective Investment Schemes.

b.)	Baring International Investment Limited (June 7, 1979), a company incorporated under the laws of England and Wales that acts as an investment manager/adviser.

c.)	Baring Pension Trustees Limited, a company organized under the laws of England and Wales that acts as a trustee for the pension scheme covering UK-based employees of Baring Asset Management Limited.

d.)	Baring Investment Services Limited (May 18, 1988), a company incorporated under the laws of England and Wales that acts as a service company which supports all the BAM Group operating companies within the UK.

e.)	Baring International Investment Management Holdings (November 12, 1985), a company incorporated under the laws of England and Wales that acts as an intermediate holding company.

10

i.	Baring Investment Administrative Services (South Africa) Limited (September 4, 1998), a company incorporated under the laws of South Africa. The company was incorporated to serve as the South African Representative Office for selected collective investment schemes as contemplated in the Regulations made pursuant to Section 37A(1) of the Units Trusts Control Act, 1981 as amended.

ii.	Baring International Investment Management Limited (October 26, 1973), organized in Hong Kong. In members’ voluntary liquidation.

iii.	Baring Asset Management UK Holdings Limited (October 25, 1983), a company incorporated under the laws of England and Wales that acts as and intermediate holding company.

aa.	Baring Asset Management GmbH (February 21, 2000), a company incorporated under the laws of Germany that provides marketing and client services regarding investment funds and other asset management products of the BAM group.

bb.	Baring France S.A.S. (July 24, 1997), a company incorporated under the laws of France that handles distribution and client services for qualified investors.

cc.	Baring Asset Management (CI) Limited (July 18, 1990), an investment management company organized under the laws of the Isle of Guernsey.

11

dd.	Baring International Fund Managers (Ireland) Limited (July 16, 1990), a company incorporated under the laws of Ireland that acts as a manager of BAM Irish Collective Investment Schemes and Funds.

ee.	Baring Mutual Fund Management (Ireland) Limited (November 29, 1991), a company incorporated under the laws of Ireland.

ff.	Baring SICE (Taiwan) Limited (March 15, 1990), a regulated company organized in Taiwan.

gg.	Baring Asset Management (Asia) Holdings Limited (June 7, 1985), an intermediate holding company organized in Hong Kong.

i.	Baring Asset Management (Asia) Limited (March 15, 1985), a company organized in Hong Kong that acts as an investment adviser.

ii.	Baring International Fund Managers (Bermuda) Limited (September 13, 1988), a company incorporated under the laws of Bermuda that acts as a trustee of Baring Korea Trust Fund Ltd.’s undistributed funds.

12

iii.	Baring Asset Management (Japan) Limited (January 13, 1986), a company organized in Japan that acts as an investment adviser.

iv.	Baring Asset Management (Australia) Pty Limited (June 6, 1986), an investment adviser incorporated under the laws of Australia.

b.	Baring Asset Management, Inc. (September 28, 1967), a Massachusetts corporation that acts as an investment adviser.

13.	MassMutual Capital Partners LLC (September 20, 2006), a Delaware single-member limited liability company. MassMutual Holding LLC is the sole member.

14.	First Mercantile Trust Company (November 26, 1957), a Tennessee trust company engaged in the business of providing retirement plan investment management and recordkeeping products and services to businesses and individuals

D.	The MassMutual Trust Company (Jan. 12, 2000), a federally chartered stock savings bank which performs trust services.

E.	MML Private Placement Investment Company I, LLC (May 15, 2007), a Delaware limited liability.

F.	MML Private Equity Fund Investor LLC (December 6, 2006), a Delaware limited liability company that acts as a blocker entity for MassMutual and holds private equity fund investments.

G.	MML Mezzanine Investor, LLC (October 18, 2005), a Delaware limited liability company that acts as a blocker entity for MassMutual.

H.	MML Mezzanine Investor II, LLC (March 13, 2008), a Delaware limited liability company that acts as a blocker entity for MassMutual.

I.	MMC Equipment Finance LLC (January 27, 2007), a Delaware limited liability company established to engage primarily in equipment finance and leasing activities.

1.	MassMutual Asset Finance LLC (formerly known as Winmark Equipment Finance, LLC) is an equipment financing company which provides collateralized lending, financing and leasing services nationwide.

13

a.	Winmark Special Finance LLC (May 18, 2004), a Delaware limited liability company that acquires equipment loans and leases and the related equipment, participation and other interests in such assets.

b.	Winmark Limited Funding LLC (June 3, 2004), a Delaware limited liability company that acquires equipment loans and leases and the related equipment, participation and other interests in such assets, and then issues non-recourse promissory notes which are secured by such assets (excluding residual interests).

c.	WEF Seller LLC 2006-A (January 26, 2007), a Delaware limited liability company that previously held a portfolio of rights in equipment loans, equipment leases, related equipment and related rights.

1.)	WEF Issuer LLC 2006-A (October 17, 2005), a Delaware limited liability company that holds and manages equipment-related assets and makes payments on certain notes.

J.	Invicta Advisors LLC (April 12, 2006), a Delaware limited liability company that will serve as the management entity of Invicta Credit LLC.

K.	MML ABN Separate Account Holding Company LLC (September 9, 2008), a Delaware limited liability company which serves as an investment vehicle for a MassMutual separate account.

L.	MML ABN Separate Account Holding Company II LLC (September 9, 2008), a Delaware limited liability company which serves as an investment vehicle for a MassMutual separate account.

M.	MML Mezzanine Investor L, LLC (November 5, 2008), a Delaware limited liability company that holds a portion of the investment interests in a mezzanine fund.

N.	MML Re Finance LLLC (December 19, 2008), a Delaware limited Liability company formed for the purpose of holding interests in actively managed mortgage loans, near foreclosure mortgages and subsequently foreclosed properties.

O.	PL-Apts, LLC (December 18, 2008), a Delaware limited liability company formed for the purpose of owning an apartment complex in Nashville, Tennessee.

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II. REGISTERED INVESTMENT COMPANY AFFILIATES

Each of the following entities is a registered investment company sponsored by MassMutual or one of its affiliates.

•	MassMutual Premier Funds, a Massachusetts business trust that operates as an open-end investment company. The majority of shares are owned by MassMutual.

•	MML Series Investment Fund, a Massachusetts business trust that operates as an open-end investment company. All shares issued by the Trust are owned by MassMutual and certain of its affiliates.

•	MassMutual Corporate Investors, a Massachusetts business trust which operates as a closed-end investment company.

•	MassMutual Select Funds, a Massachusetts business trust that operates as an open-end investment company. The majority of shares are owned by MassMutual.

•	MassMutual Participation Investors, a Massachusetts business trust which operates as a closed-end investment company.

•

MML Series Investment Fund II, a Massachusetts business trust that operates as an open-end investment company. All shares issued by MML Series Investment Fund II are owned by MassMutual and certain of its affiliates.

•	The Greater China Fund, Inc and The Asia Pacific Fund, Inc: closed-end registered investment companies to which Baring Asset Management (Asia) Limited is the investment adviser.

•	Bond Fund Series

•	Centennial California Tax-Exempt Trust

•	Centennial Government Trust

•	Centennial Money Market Trust

•	Centennial New York Tax Exempt Trust

•	Centennial Tax Exempt Trust

•	OFI Tremont Core Strategies Hedge Fund

•	Oppenheimer Absolute Return Fund

•	Oppenheimer AMT-Free Municipals

•	Oppenheimer AMT-Free New York Municipals

•	Oppenheimer Balanced Fund

•	Oppenheimer Baring China Fund

•	Oppenheimer Baring Japan Fund

•	Oppenheimer Baring SMA International Fund

•	Oppenheimer California Municipal Fund

•	Oppenheimer Capital Appreciation Fund

•	Oppenheimer Capital Income Fund

•	Oppenheimer Cash Reserves

•	Oppenheimer Champion Income Fund

•	Oppenheimer Commodity Strategy Total Return Fund

•	Oppenheimer Developing Markets Fund

•	Oppenheimer Discovery Fund

•	Oppenheimer Dividend Growth Fund

•	Oppenheimer Emerging Growth Fund

•	Oppenheimer Equity Fund, Inc.

•	Oppenheimer Equity Income Fund, Inc.

•	Oppenheimer Global Fund

•	Oppenheimer Global Opportunities Fund

•	Oppenheimer Global Value Fund

•	Oppenheimer Gold & Special Minerals Fund

•	Oppenheimer Institutional Money Market Fund

•	Oppenheimer Integrity Funds

•	Oppenheimer International Bond Fund

•	Oppenheimer International Diversified Fund

•	Oppenheimer International Growth Fund

•	Oppenheimer International Small Company Fund

•	Oppenheimer International Value Trust

•	Oppenheimer Limited Term California Municipal Fund

•	Oppenheimer Limited-Term Government Fund

•	Oppenheimer Main Street Funds, Inc.®

•	Oppenheimer Main Street Opportunity Fund®

•	Oppenheimer Main Street Small Cap Fund®

•	Oppenheimer Master Event-Linked Bond Fund, LLC

•	Oppenheimer Master International Value Fund, LLC

•	Oppenheimer Master Loan Fund, LLC

•	Oppenheimer MidCap Fund

•	Oppenheimer Money Market Fund, Inc.

•	Oppenheimer Multi-State Municipal Trust

•	Oppenheimer Municipal Fund

•	Oppenheimer Portfolio Series

•	Oppenheimer Portfolio Series Fixed Income Active Allocation Fund

•	Oppenheimer Principal Protected Trust II®

•	Oppenheimer Principal Protected Trust III®

•	Oppenheimer Principal Protected Trust®

•	Oppenheimer Quest For Value Funds

•	Oppenheimer Quest International Value Fund, Inc.

•	Oppenheimer Real Estate Fund

•	Oppenheimer Rising Dividends Fund, Inc.

•	Oppenheimer Rochester Arizona Municipal Fund

•	Oppenheimer Rochester Double Tax-Free Municipals Fund

•	Oppenheimer Rochester General Municipal Fund

•	Oppenheimer Rochester Maryland Municipal Fund

•	Oppenheimer Rochester Massachusetts Municipal Fund

•	Oppenheimer Rochester Michigan Municipal Fund

•	Oppenheimer Rochester Minnesota Municipal Fund

•	Oppenheimer Rochester North Carolina Municipal Fund

•	Oppenheimer Rochester Ohio Municipal Fund

•	Oppenheimer Rochester Virginia Municipal Fund

•	Oppenheimer Select Value Fund

•	Oppenheimer Senior Floating Rate Fund

•	Oppenheimer Series Fund, Inc.

•	Oppenheimer SMA Core Bond Fund

•	Oppenheimer SMA International Bond Fund

•	Oppenheimer Strategic Income Fund

•	Oppenheimer Target Distribution Fund

•	Oppenheimer Target Distribution & Growth Fund

•	Oppenheimer Transition 2010 Fund

•	Oppenheimer Transition 2015 Fund

•	Oppenheimer Transition 2020 Fund

•	Oppenheimer Transition 2025 Fund

•	Oppenheimer Transition 2030 Fund

•	Oppenheimer Transition 2040 Fund

•	Oppenheimer Transition 2050 Fund

•	Oppenheimer Tremont Market Neutral Fund, LLC

•	Oppenheimer Tremont Opportunity Fund, LLC

•	Oppenheimer U.S. Government Trust

•	Oppenheimer Variable Account Funds

•	Panorama Series Fund, Inc.

•	Rochester Fund Municipals

•	Rochester Portfolio Series

•	Tennenbaum Opportunities Fund V, LLC (a nondiversified closed-end management investment company co-managed by Babson Capital Management LLC)

•	Special Value Opportunities Fund, LLC (a nondiversified closed-end management investment company co-managed by Babson Capital Management LLC)

•	Special Value Continuation Fund, LLC (a nondiversified closed-end management investment company co-managed by Babson Capital Management LLC)

•	Special Value Continuation Partners, LP (a nondiversified closed-end management investment company co-managed by Babson Capital Management LLC)

•	Tennenbaum Opportunities Partners V, LP (a nondiversified closed-end management investment company co-managed by Babson Capital Management LLC)

Item 27.    Number of Contract Owners

As of January 31, 2009, the number of contract owners was 5,680.

Item 28.    Indemnification

C.M. Life directors and officers are indemnified under Article V of the by-laws of C.M. Life’s parent company, Massachusetts Mutual Life Insurance Company (“MassMutual”), as set forth below.

Article V. of the Bylaws of MassMutual provide for indemnification of directors and officers as follows:

Article V. Subject to limitations of law, the Company shall indemnify:

(a)	each director, officer or employee;
(b)	any individual who serves at the request of the Company as a director, board member, committee member, officer or employee of any organization or any separate investment account; or
(c)	any individual who serves in any capacity with respect to any employee benefit plan,

from and against all loss, liability and expense imposed upon or incurred by such person in connection with any action, claim or proceeding of any nature whatsoever, in which such person may be involved or with which he or she may be threatened, by reason of any alleged act, omission or otherwise while serving in any such capacity. Indemnification shall be provided although the person no longer serves in such capacity and shall include protection for the person’s heirs and legal representatives.

Indemnities hereunder shall include, but not be limited to, all costs and reasonable counsel fees, fines, penalties, judgments or awards of any kind, and the amount of reasonable settlements, whether or not payable to the Company or to any of the other entities described in the preceding paragraph, or to the policyholders or security holders thereof.

Notwithstanding the foregoing, no indemnification shall be provided with respect to:

(1)	any matter as to which the person shall have been adjudicated in any proceeding not to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Company or, to the extent that such matter relates to service with respect to any employee benefit plan, in the best interests of the participants or beneficiaries of such employee benefit plan;

(2)	any liability to any entity which is registered as an investment company under the Federal Investment Company Act of 1940 or to the security holders thereof, where the basis for such liability is willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of office; and

(3)	any action, claim or proceeding voluntarily initiated by any person seeking indemnification, unless such action, claim or proceeding had been authorized by the Board of Directors or unless such person’s indemnification is awarded by vote of the Board of Directors.

In any matter disposed of by settlement or in the event of an adjudication which in the opinion of the General Counsel or his delegate does not make a sufficient determination of conduct which could preclude or permit indemnification in accordance with the preceding paragraphs (1), (2) and (3), the person shall be entitled to indemnification unless, as determined by the majority of the disinterested directors or in the opinion of counsel (who may be an officer of the Company or outside counsel employed by the Company), such person’s conduct was such as precludes indemnification under any of such paragraphs.

The Company may at its option indemnify for expenses incurred in connection with any action or proceeding in advance of its final disposition, upon receipt of a satisfactory undertaking for repayment if it be subsequently determined that the person thus indemnified is not entitled to indemnification under this Article V.

To provide certainty and more clarification regarding the indemnification provisions of the Bylaws set forth above, MassMutual has entered into indemnification agreements with each of its officers who serve as a director of a subsidiary of MassMutual (a “Subsidiary Director”). Pursuant to the Agreements, MassMutual agrees to indemnify a Subsidiary Director, to the extent legally permissible, against (a) all expenses, judgments, fines and settlements (“Costs”), liabilities, and penalties paid in connection with a proceeding involving the Subsidiary Director because he or she is a director of a subsidiary of MassMutual if the Subsidiary Director (i) acted in good faith, (ii) reasonably believed the conduct was in the subsidiary’s best interest; (iii) had no reasonable cause to believe the conduct was unlawful (in a criminal proceeding); and, (iv) engaged in conduct for which the Subsidiary Director shall not be liable under MassMutual’s Charter or By-Law. MassMutual further agrees to indemnify a Subsidiary Director, to the extent permitted by law, against all Costs paid in connection with any proceeding (i) unless the Subsidiary Director breached a duty of loyalty, (ii) except for liability for acts or omissions not in good faith, involving intentional misconduct or a knowing violation of law, (iii) except for liability under Section 6.40 of Chapter 156D of Massachusetts Business Corporation Act (“MBCA”), or (iv) except for liability related to any transaction from which the Subsidiary Director derived an improper benefit. MassMutual will also indemnify a Subsidiary Director, to the fullest extent authorized by the MBCA, against all expenses to the extent the Subsidiary Director has been successful on the merits or in defense of any proceeding. If any court determines that despite an adjudication of liability to the relevant subsidiary that the Subsidiary Director is entitled to indemnification, MassMutual will indemnify the Subsidiary Director to the extent permitted by law. Subject to the Subsidiary Director’s obligation to pay MassMutual in the event that the Subsidiary Director is not entitled to indemnification, MassMutual will pay the expenses of the Subsidiary Director prior to a final determination as to whether the Subsidiary Director is entitled to indemnification.

Item 29.    Principal Underwriters

(a) MML Distributors, LLC, (“MML Distributors”) and MML Investors Services, Inc. (“MMLISI”), subsidiaries of Massachusetts Mutual Life Insurance Company, act as principal underwriters for contracts/policies that utilize registered separate accounts of Massachusetts Mutual Life Insurance Company, C.M. Life Insurance Company and MML Bay State Life Insurance Company. MMLISI serves as principal underwriter of the contracts/policies sold by its registered representatives and MML Distributors serves as principal underwriter of the contracts/policies sold by registered representatives of other broker-dealers who have entered into distribution agreements with MML Distributors.

MML Distributors and MMLISI either jointly or individually act as principal underwriters for:

Massachusetts Mutual Variable Life Separate Account I, Massachusetts Mutual Variable Annuity Separate Account 1, Massachusetts Mutual Variable Annuity Separate Account 2, Massachusetts Mutual Variable Annuity Separate Account 3, Massachusetts Mutual Variable Annuity Separate Account 4, Massachusetts Mutual Variable Annuity Fund 1, Massachusetts Mutual Variable Annuity Fund 2, CML Variable Annuity Account A, CML Variable Annuity Account B, CML Accumulation Annuity Account E, Panorama Separate Account, Connecticut Mutual Variable Life Separate Account I, MML Bay State Variable Life Separate Account I, MML Bay State Variable Annuity Separate Account 1, Panorama Plus Separate Account, C.M. Multi-Account A, and C.M. Life Variable Life Separate Account I. MassMutual Variable Life Separate Account II. MML Series Investment Fund and MML Series Investment Fund II

(b) MML Distributors, LLC and MML Investors Services, Inc. are the principal underwriters for the contracts. The following people are officers and member representatives of MML Distributors LLC and officers and directors of MML Investors Services, Inc.

OFFICERS AND MEMBER REPRESENTATIVES MML DISTRIBUTORS, LLC

Name	Positions and Offices	Principal Business Address
Andrew Dickey	Chief Executive Officer, President and Springfield OSJ Supervisor	1295 State Street Springfield, MA 01111-0001

Peter G. Lahaie	Chief Financial Officer, Vice President and Treasurer

Elaine A. Sarsynski	Member Representative Massachusetts Mutual Life Insurance Co. Member Representative MassMutual Holding L.L.C.	1295 State Street Springfield, MA 01111-0001

Robert S. Rosenthal	Vice President Chief Legal Officer Secretary	1295 State Street Springfield, MA 01111-0001

Kevin LaComb	Assistant Treasurer	1295 State Street Springfield, MA 01111-0001

Edward K. Duch, III	Assistant Secretary	1295 State Street Springfield, MA 01111-0001

Jennifer Dupuis-Krause	Assistant Secretary	1295 State Street Springfield, MA 01111-0001

H. Bradford Hoffman	Chief Compliance Officer	100 Bright Meadow Blvd. Enfield, CT 06082

Stephen Alibozek	Entity Contracting Officer	1295 State Street Springfield, MA 01111-0001

Kathy Rogers	Continuing Education Officer	1295 State Street Springfield, MA 01111-0001

Michael Hicks	Registration Manager	1295 State Street Springfield, MA 01111-0001

Donna Watson	Cash and Trading Supervisor Assistant Treasurer	1295 State Street Springfield, MA 01111-0001

Bruce C. Frisbie	Assistant Treasurer	1295 State Street Springfield, MA 01111-0001

Robert Wittneben	Chief Information Officer	1295 State Street Springfield, MA 01111-0001

Lenore MacWade	Assistant Treasurer	1295 State Street Springfield, MA 01111-0001

Cade Cherry	Assistant Treasurer	1295 State Street Springfield, MA 01111-0001

Eric Wietsma	Retirement Services Supervisor and Fund Product Distribution Officer	1295 State Street Springfield, MA 01111-0001

Michael R. Fanning	USIG Operations Supervisor	1295 State Street Springfield, MA 01111-0001

William McCauley	Assistant Vice President and Assistant Treasurer	1295 State Street Springfield, MA 01111-0001

Melissa Millan	USIG Product/Sales Supervisor	100 Bright Meadow Blvd. Enfield, CT 06082

Douglas Russell	Variable Annuity Product Distribution Officer Retirement Income Supervisor and Enfield OSJ Supervisor	100 Bright Meadow Blvd. Enfield, CT 06082

Jo-Anne Rankin	Variable Life Product Distribution Officer	100 Bright Meadow Blvd. Enfield, CT 06082

Barbara Upton	Assistant Vice President	1295 State Street Springfield, MA 01111-0001

Christine Peaslee	Assistant Secretary	1295 State Street Springfield, MA 01111-0001

OFFICERS AND DIRECTORS OF MML INVESTORS SERVICES, INC.

Name	Positions and Offices	Principal Business Address
Michael Fannning	Chairman of the Board & Chief Executive Officer, Investment Committee Member	*

Burvin E. Pugh	Vice Chairman of the Board, Senior Vice President, Director	*

John Vaccaro	President, Director, Agency Field Force Supervisor	*

Peter G. Lahaie	Vice President, Finance, Chief Financial Officer, Treasurer	*

William F. Monroe, Jr.	Vice President, Sales & Product Supervisor, Chief Operations Officer, Registered Options Principal	*

Michael L. Kerley	Chief Compliance Officer	*

Robert Wittneben	Chief Information Officer	*

Kenneth M. Rickson	Field Risk Officer, Director	*

Elaine Sarsynski	RS Supervisor, Director	*

Robert S. Rosenthal	Chief Legal Officer, Secretary, Vice President, Associate General Counsel	*

Mary S. Block	Second Vice President, Assistant Secretary	*

Edward K. Duch, III	Assistant Secretary	*

Jennifer L. Dupuis-Krause	Assistant Secretary	*

Christine Peaslee	Assistant Secretary	*

William H. McCauley	Assistant Treasurer, Assistant Vice President	*

Bruce C. Frisbie	Assistant Treasurer	*

Kevin LaComb	Assistant Treasurer	*

Lenore McWade	Assistant Treasurer	*

Todd Picken	Assistant Treasurer	*

Daniel McLaughlin	Assistant Treasurer	**

Kathy Rogers	Continuing Education Officer	*

Thomas H. Jurkowski	Agency Vice President	*

Edward Youmell	Agency Vice President	*

John Carlson	Agency Vice President	*

Maritza Flores	Executive Benefits Supervisor	*

Douglas Russell	RI Supervisor Variable Annuity Product Distribution Officer	**

Frances Thomas	Assistant Vice President, Chief Privacy Officer	*

Mark Viviano	Assistant Vice President	*

Elaine Gruet	Assistant Vice President	*

Mark Larose	Assistant Vice President	*

Michael Rollings	Director	*

Gregory Deavens	Director	**

Melissa Millan	Director	**

Jo-Anne Rankin	Variable Life Product Distribution Officer	**

Francine Reipold	Registration Manager	*

*	1295 State Street, Springfield, MA 01111-0001
**	100 Bright Meadow Boulevard, Enfield, CT 06082-1981

(c) For information about all commissions and other compensation received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant’s last fiscal year, refer to the “Distribution and Administration” section of the Statement of Additional Information.

Item 30.    Location of Accounts and Records

All accounts, books, or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Registrant through C.M. Life Insurance Company, 100 Bright Meadow Boulevard, Enfield, CT 06082 and 1295 State Street, Springfield, MA 01111.

Item 31.    Management Services

Not Applicable.

Item 32.    Undertakings

a. Registrant hereby undertakes to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than sixteen (16) months old for so long as payment under the variable annuity contracts may be accepted.

b. Registrant hereby undertakes to include either (1) as part of any application to purchase a contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

c. Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statement required to be made available under this Form promptly upon written or oral request.

d. C.M. Life Insurance Company hereby represents that the fees and charges deducted under the individual or group deferred variable annuity contracts with flexible purchase payments described in this Registration Statement in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by C.M. Life Insurance Company.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, C.M. Multi-Account A, certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Post-Effective Amendment No. 13 to Registration Statement No. 333-80991 pursuant to Rule 485(b) of the Securities Act of 1933 and has caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, all in the city of Springfield and the Commonwealth of Massachusetts, on April 27, 2009.

C.M. MULTI-ACCOUNT A

C.M. LIFE INSURANCE COMPANY

    (Depositor)

/s/    STUART H. REESE*

By:

Stuart H. Reese

Chief Executive Officer

C.M. Life Insurance Company

As required by the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
STUART H. REESE*	Director, and Chief Executive Officer (principal executive officer)	April 27, 2009
Stuart H. Reese

MICHAEL T. ROLLINGS*	Director and Chief Financial Officer (principal financial officer)	April 27, 2009
Michael T. Rollings

NORMAN A. SMITH*	Controller (principal accounting officer)	April 27, 2009
Norman A. Smith

MARK ROELLIG*	Director	April 27, 2009
Mark Roellig

WILLIAM F. GLAVIN*	Director	April 27, 2009
William F. Glavin

/S/ JOHN E. DEITELBAUM		April 27, 2009
* John E. Deitelbaum
Attorney-in-Fact pursuant to Powers of Attorney

REPRESENTATION BY REGISTRANT’S COUNSEL

As attorney to the Registrant, I, Gary F. Murtagh, have reviewed this Post-Effective Amendment No. 13 to Registration Statement No. 333-80991, and represent, pursuant to the requirement of paragraph (e) of Rule 485 under the Securities Act of 1933, that this Amendment does not contain disclosures which would render it ineligible to become effective pursuant to paragraph (b) of said Rule 485.

/s/    GARY F. MURTAGH

Gary F. Murtagh

Assistant Vice President

and Counsel for MassMutual

INDEX TO EXHIBITS

Exhibit 9	Opinion of and Consent of Counsel
Exhibit 10 (i)	Consent of Independent Registered Public Accounting Firm, KPMG LLP
Exhibit 10 (ii)	Powers of Attorney:
Stuart H. Reese Mark Roellig William F. Glavin Michael T. Rollings Norman A. Smith